STATE FARM VARIABLE PRODUCT TRUST

Bond Fund

International Equity Index Fund

Large Cap Equity Index Fund

Money Market Fund

Small Cap Equity Index Fund

Stock and Bond Balanced Fund

One State Farm Plaza

Bloomington, Illinois 61710-0001

(888) 702-2307

August 14, 2018

Dear Contract Owner:

You are receiving the enclosed joint proxy statement because you owned interests in Bond Fund, International Equity Index Fund, Large Cap Equity Index Fund, Money Market Fund, Small Cap Equity Index Fund and/or Stock and Bond Balanced Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of State Farm Variable Product Trust (the “Target Trust”), a Delaware statutory trust, as of the close of business on May 25, 2018. Although you are not directly a shareholder of any Target Fund, as the owner of a variable annuity contract or variable life insurance contract (a “Variable Contract”) issued by State Farm Life Insurance Company or State Farm Life & Accident Assurance Company (each, a “State Farm Insurance Company” and together, the “State Farm Insurance Companies”), you have the right to instruct your State Farm Insurance Company, as a shareholder of each Target Fund, how to vote shares of the Target Fund(s) that are attributable to your Variable Contract at the joint special meeting of shareholders of the Target Funds (the “Special Meeting”) to be held on Friday, September 14, 2018. The Special Meeting will be held at 8:00 a.m. (Central time), at the offices of State Farm Investment Management Corp. (“SFIMC”) at One State Farm Plaza, Bloomington, Illinois 61710-0001, to vote on the proposals described in the joint proxy statement. Before the Special Meeting, by way of this letter, I would like to provide you with additional background and ask for your voting instructions on important proposal(s) affecting your Target Fund(s).

SFIMC, the investment adviser to each of the Target Funds, after a review of the nature and goals of its mutual fund advisory business, has determined to reduce the extent of its mutual fund advisory business activities. Accordingly, on May 23, 2018, SFIMC recommended and the Board of Trustees of the Target Trust (the “Target Board”) approved an Agreement and Plan of Reorganization with respect to each Target Fund pursuant to which the Target Fund would be reorganized (each, a “Reorganization” and collectively, the “Reorganizations”) into a corresponding mutual fund advised by BlackRock Advisors, LLC (“BAL”) as set out in the following table under the heading “Acquiring Funds” (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), each of which is a series of BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc., each a Maryland corporation. BAL is an investment adviser to certain BlackRock mutual funds and an indirect, wholly owned subsidiary of BlackRock, Inc.; BAL or its affiliates currently serve as sub-adviser to several of the Target Funds and certain other mutual funds advised by SFIMC. Upon completion of each Target Fund’s Reorganization, the State Farm Insurance Company that issued your Variable Contract will be the record holder of the Acquiring Fund shares attributable to your Variable Contract. The aggregate net asset value of the Acquiring Fund shares attributable to your Variable Contract immediately after the applicable Reorganization will be the same as the aggregate net asset value of the Target Fund shares attributable to your Variable Contract immediately prior to the Reorganization.

Target Funds	Acquiring Funds
Bond Fund	BlackRock Total Return V.I. Fund, a series of BlackRock Variable Series Funds II, Inc.
International Equity Index Fund	BlackRock International Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.

Target Funds	Acquiring Funds
Large Cap Equity Index Fund	BlackRock S&P 500 Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Money Market Fund	BlackRock Government Money Market V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Small Cap Equity Index Fund	BlackRock Small Cap Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Stock and Bond Balanced Fund	BlackRock iShares® Dynamic Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc.

In connection with the Reorganization of Stock and Bond Balanced Fund, the Target Board also approved the elimination of the Target Fund’s fundamental investment restriction on investments, which provides that Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the 1940 Act), U.S. Government securities, or short-term paper (the “Investment Restriction”). The elimination of the Investment Restriction is necessary to permit the Target Fund to invest in mutual funds and exchange traded funds advised by BAL or its affiliates or in other securities in connection with the proposed alignment of the Target Fund’s portfolio with that of its corresponding Acquiring Fund prior to the closing of the proposed Reorganization. In addition, the Investment Restriction is not required by the 1940 Act, and it limits the ability of the Target Fund to invest in a broader range of securities. The Reorganization for Stock and Bond Balanced Fund will not occur unless shareholders also approve the elimination of the Investment Restriction. If shareholders approve the elimination of the Investment Restriction, such change will take effect, regardless of whether shareholders approve the Reorganization, and the Target Board will consider what actions to take, if any, with respect to Stock and Bond Balanced Fund, including, but not limited to, liquidation.

At the Special Meeting, the State Farm Insurance Companies, as shareholders of each Target Fund, will be asked to consider and act upon the proposed Reorganizations, to approve the elimination of the Investment Restriction with respect to Stock and Bond Balanced Fund and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting (each, a “Proposal” and collectively, the “Proposals”). Owners of Variable Contracts are entitled to provide voting instructions to their respective State Farm Insurance Company with respect to the Proposals, and each State Farm Insurance Company agrees to vote Target Fund shares at the Special Meeting in accordance with such instructions. The enclosed materials relate to the Proposals.

After considering the fees and expenses, performance, investment objective and strategies of each Acquiring Fund and the terms and conditions of each Reorganization, including the tax consequences, the Target Board unanimously recommends that you provide voting instructions in favor of each Reorganization and the elimination of the Investment Restriction of Stock and Bond Balanced Fund, as applicable, because it believes that such Proposals are in the best interests of the applicable Target Fund.

Proposals 1a, 1b, 1c, 1d, 1e and 1f—Approval of Agreement and Plan of Reorganization

Proposal 1a: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Bond Fund to BlackRock Total Return V.I. Fund, a newly created series of BlackRock Variable Series Funds II, Inc., in exchange for the assumption by BlackRock Total Return V.I. Fund of certain stated liabilities of Bond Fund and newly-issued shares of BlackRock Total Return V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Total Return V.I. Fund by Bond Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Bond Fund as a series of the Target Trust.

Proposal 1b: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of International Equity Index Fund to BlackRock International Index V.I. Fund, a newly created series of BlackRock Variable Series Funds, Inc., in exchange for the assumption by BlackRock

International Index V.I. Fund of certain stated liabilities of International Equity Index Fund and newly-issued shares of BlackRock International Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock International Index V.I. Fund by International Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of International Equity Index Fund as a series of the Target Trust.

Proposal 1c: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Large Cap Equity Index Fund to BlackRock S&P 500 Index V.I. Fund in exchange for the assumption by BlackRock S&P 500 Index V.I. Fund of certain stated liabilities of Large Cap Equity Index Fund and newly-issued shares of BlackRock S&P 500 Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock S&P 500 Index V.I. Fund by Large Cap Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Large Cap Equity Index Fund as a series of the Target Trust.

Proposal 1d: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Money Market Fund to BlackRock Government Money Market V.I. Fund in exchange for the assumption by BlackRock Government Money Market V.I. Fund of certain stated liabilities of Money Market Fund and newly-issued shares of BlackRock Government Money Market V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Government Money Market V.I. Fund by Money Market Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Money Market Fund as a series of the Target Trust.

Proposal 1e: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Small Cap Equity Index Fund to BlackRock Small Cap Index V.I. Fund, a newly created series of BlackRock Variable Series Funds, Inc., in exchange for the assumption by BlackRock Small Cap Index V.I. Fund of certain stated liabilities of Small Cap Equity Index Fund and newly-issued shares of BlackRock Small Cap Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Small Cap Index V.I. Fund by Small Cap Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Small Cap Equity Index Fund as a series of the Target Trust.

Proposal 1f: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Stock and Bond Balanced Fund to BlackRock iShares® Dynamic Allocation V.I. Fund in exchange for the assumption by BlackRock iShares® Dynamic Allocation V.I. Fund of certain stated liabilities of Stock and Bond Balanced Fund and newly-issued shares of BlackRock iShares® Dynamic Allocation V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock iShares® Dynamic Allocation V.I. Fund by Stock and Bond Balanced Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Stock and Bond Balanced Fund as a series of the Target Trust.

Proposal 2—Approval to Eliminate Investment Restriction (Stock and Bond Balanced Fund only)

To approve the elimination of Stock and Bond Balanced Fund’s fundamental investment restriction on investments that provides that Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the 1940 Act), U.S. Government securities, or short-term paper.

Proposal 3—Other Business

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment(s) or postponement(s) thereof.

Please note that the Target Board believes that each Reorganization and the elimination of the Investment Restriction of Stock and Bond Balanced Fund, as applicable, are in the best interests of each Target Fund, and unanimously recommends that you provide voting instructions “FOR” each such Proposal, as applicable.

I encourage you to carefully review the enclosed materials, which explain the Proposals in more detail. Your voting instructions are important, and we hope that you will respond today. You may provide voting instructions using one of the methods below by following the instructions on your voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

•	By marking, signing, dating and returning the enclosed voting instruction form(s) in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not provide voting instructions using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to provide voting instructions.

If you plan to attend in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. Even if you plan to attend the Special Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by marking, signing and dating each voting instruction form(s) you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

As always, we appreciate your support.

Sincerely,

Joe R. Monk, Jr.

President, Trustee and Chairperson of the Board

State Farm Variable Product Trust, on behalf of Bond Fund, International Equity Index Fund, Large Cap Equity Index Fund, Money Market Fund, Small Cap Equity Index Fund and Stock and Bond Balanced Fund

One State Farm Plaza

Bloomington, Illinois 61710-0001

(888) 702-2307

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted on.

Q:	Why is a shareholder meeting being held?

A:

You owned interests in Bond Fund, International Equity Index Fund, Large Cap Equity Index Fund, Money Market Fund, Small Cap Equity Index Fund and/or Stock and Bond Balanced Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of State Farm Variable Product Trust (the “Target Trust”), as of the close of business on May 25, 2018. Although you are not directly a shareholder of any Target Fund, as the owner of a variable annuity contract or variable life insurance contract (a “Variable Contract,” the owners of which are referred to as “Contract Owners”) issued by State Farm Life Insurance Company or State Farm Life & Accident Assurance Company (each, a “State Farm Insurance Company” and together, the “State Farm Insurance Companies”), you have the right to instruct your State Farm Insurance Company how to vote shares of the Target Fund(s) that are attributable to your Variable Contract at the joint special meeting of shareholders of the Target Funds (the “Special Meeting”) to be held on Friday, September 14, 2018 at 8:00 a.m. (Central time). For convenience, we refer to Contract Owners as “shareholders” in certain instances.

At the Special Meeting, the State Farm Insurance Companies, as shareholders of each Target Fund, will be asked to approve an Agreement and Plan of Reorganization (each, a “Reorganization Agreement”) between the Target Trust, on behalf of the Target Fund, and BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc. (each, an “Acquiring Corporation”), as applicable, on behalf of a corresponding series advised by BlackRock Advisors, LLC (“BAL”), as set out in the following table under the heading “Acquiring Funds” (each, an “Acquiring Fund” and collectively, the “Acquiring Funds” and together with the Target Funds, the “Funds”):

Target Funds	Acquiring Funds
Bond Fund	BlackRock Total Return V.I. Fund, a series of BlackRock Variable Series Funds II, Inc.
International Equity Index Fund	BlackRock International Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Large Cap Equity Index Fund	BlackRock S&P 500 Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Money Market Fund	BlackRock Government Money Market V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Small Cap Equity Index Fund	BlackRock Small Cap Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Stock and Bond Balanced Fund	BlackRock iShares® Dynamic Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc.

Each Reorganization Agreement provides for (i) the transfer and delivery of all of the assets of a Target Fund to the corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the distribution of the Acquiring Fund Shares (including fractional Acquiring Fund Shares) by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust (a “Reorganization”). Each Acquiring Fund, following completion of the applicable Reorganization, may be referred to as a “Combined Fund.” The Reorganizations are described herein and throughout the Combined Prospectus/Proxy Statement as Proposal 1a, 1b, 1c, 1d, 1e and 1f.

Each Target Fund and its corresponding Acquiring Fund pursue similar investment objectives, although there are some differences. Each Target Fund and its corresponding Acquiring Fund also employ similar investment strategies to achieve their respective investment objectives, although there are some differences.

Each Reorganization is not contingent upon the approval of any other Reorganization. If any Reorganization is not consummated, then the Target Fund for which such Reorganization was not consummated would continue to exist and the Board of Trustees of the Target Trust (the “Target Board”) will consider what action, if any, to take, which may include seeking a merger with a different fund, the liquidation of the applicable Target Fund or continuing current operations of such Target Fund. It is currently anticipated that, if approved by shareholders, the closing date for each Reorganization may vary, but all closings are expected to be completed by the fourth quarter of 2018.

In addition, the State Farm Insurance Companies will be asked to approve the elimination of Stock and Bond Balanced Fund’s fundamental investment restriction on investments, which provides that the Target Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the 1940 Act), U.S. Government securities, or short-term paper (the “Investment Restriction”). The elimination of the Investment Restriction is necessary to permit Stock and Bond Balanced Fund to invest in mutual funds and exchange traded funds advised by BAL or its affiliates or in other securities in connection with the proposed realignment of the Target Fund’s portfolio with that of its corresponding Acquiring Fund prior to the closing of the proposed Reorganization. In addition, the Investment Restriction is not required by the 1940 Act, and it limits the ability of the Target Fund to invest in a broader range of securities. As such, the elimination of the Investment Restriction is intended to benefit Stock and Bond Balanced Fund and its shareholders by providing the Target Fund with greater investment flexibility. In particular, the holdings of Stock and Bond Balanced Fund consist of the shares of Large Cap Equity Index Fund and Bond Fund, each of which (along with all the other series of the Target Trust) State Farm Investment Management Corp., the Target Funds’ investment adviser (“SFIMC”), separately is proposing to reorganize into other mutual funds advised by BAL or its affiliates as contemplated in the Combined Prospectus/Proxy Statement. Accordingly, if each reorganization of the other series of the Target Trust is approved and completed and Stock and Bond Balanced Fund’s Investment Restriction is not eliminated, there will be no underlying State Farm mutual funds in which Stock and Bond Balanced Fund may invest. The Reorganization for Stock and Bond Balanced Fund will not occur unless shareholders also approve the elimination of the Investment Restriction. If shareholders approve the elimination of the Investment Restriction, such change will take effect, regardless of whether shareholders approve the Reorganization, and the Target Board will consider what actions to take, if any, with respect to Stock and Bond Balanced Fund, including, but not limited to, liquidation. The proposal to eliminate the Investment Restriction of Stock and Bond Balanced Fund is described herein and throughout the Combined Prospectus/Proxy Statement as Proposal 2.

Lastly, the State Farm Insurance Companies will be asked to transact such other business as permitted by applicable law and as may properly come before the Special Meeting (“Proposal 3”). Proposals 1, 2 and 3 are collectively described herein and throughout the Combined Prospectus/Proxy Statement as the Proposals and each as a Proposal.

If the shareholders of each Target Fund approve Proposal 1 and Proposal 2, as applicable, and its Reorganization is completed, the Target Fund’s shareholders will become shareholders of the corresponding Acquiring Fund, and the Target Fund will be terminated, dissolved and liquidated as a series of the Target Trust. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Proposals and for a more complete description of each Acquiring Fund.

Q:	How does the Target Board suggest that I vote?

A:

After considering the fees and expenses, performance, investment objective and strategies of each Acquiring Fund and the terms and conditions of each Reorganization, including the tax consequences, the Target Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Target Trust, has determined that each Proposal is in the best interests of the applicable Target Fund and, therefore, unanimously recommends that you provide voting instructions “FOR” each of Proposal 1 and Proposal 2, as applicable.

ii

Q:	In the Reorganization for my Target Fund, what class of Acquiring Fund Shares of the corresponding Acquiring Fund will I receive?

A:

Shareholders of each Target Fund will receive Class I shares, including fractional Acquiring Fund Shares, if any, of the corresponding Acquiring Fund. Certain Acquiring Funds also offer Class II and/or Class III shares, which will not be issued in the Reorganizations. Share class selection was primarily based on shareholder eligibility requirements of each share class of both the Target Funds and the Acquiring Funds and on the lack of a distribution fee for each share class. In addition, similarities in shareholder services and expenses were considered.

Q:	Who will advise each Combined Fund once a Reorganization is completed?

A:

Each Acquiring Fund is advised by BAL, and each Combined Fund is expected to continue to be advised by BAL once the applicable Reorganization is completed. BAL is an investment adviser to certain BlackRock mutual funds and is an indirect, wholly owned subsidiary of BlackRock, Inc.

Q:	How will the Reorganizations affect Fund fees and expenses?

A:

Assuming the Reorganizations had each occurred on December 31, 2017, a Combined Fund would have, as set forth in the table below: (i) a gross total annual fund operating expense ratio for its Class I shares that is the same as, or higher or lower than, that of its respective Target Fund prior to the applicable Reorganization, and (ii) a net annual fund operating expense ratio (i.e., the annual fund operating expense ratio after waivers and reimbursements under a contractual expense limitation agreement) for its Class I shares that is the same as, or lower than, that of its respective Target Fund prior to the applicable Reorganization, except that the net annual fund operating expense ratio for BlackRock Government Money Market V.I. Fund would be higher than that of its respective Target Fund after taking into account the Target Fund’s voluntary expense limitation.

Target Fund Name	Combined Fund Gross Total Annual Fund Operating Ratio Expected to be Same/Lower/Higher than the Target Fund	Combined Fund Net Annual Fund Operating Expense Ratio Expected to be Same/Lower/Higher than the Target Fund
Bond Fund	Higher	Same
International Equity Index Fund	Lower	Lower
Large Cap Equity Index Fund	Same	Same
Money Market Fund	Higher	Higher*
Small Cap Equity Index Fund	Lower	Lower
Stock and Bond Balanced Fund	Higher	Higher**

*

After giving effect to contractual and voluntary expense limitations of Money Market Fund. Excluding the effect of the voluntary expense limitation, the Combined Fund is expected to have a net annual fund operating expense ratio that is lower than that of the current expense ratio for Money Market Fund.

**

After giving effect to contractual and voluntary expense limitations of Stock and Bond Balanced Fund. Excluding the effect of the voluntary expense limitation, the Combined Fund is expected to have a net annual fund operating expense ratio that is the same as that of the current expense ratio for Stock and Bond Balanced Fund.

BAL has agreed to continue each Combined Fund’s contractual expense limitation agreement through April 30, 2021. With respect to each of BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund, this analysis is based on the estimated fees and expenses of such Acquiring Fund as of its commencement of operations, as each such Acquiring Fund is recently organized and had no outstanding shares as of the date of the Combined Prospectus/Proxy Statement. With respect to BlackRock Total Return V.I. Fund, this analysis is based on the fees and expenses of its Predecessor Fund (as defined in the Combined Prospectus/Proxy Statement), as the Acquiring Fund is recently organized and had no outstanding shares as of the date of the Combined Prospectus/Proxy Statement.

iii

Q:	Will I have to pay any sales charge, commission or other similar fee in connection with the Reorganization of my Target Fund?

A:	No, you will not have to pay any sales charge, commission or other similar fee in connection with the Reorganization.

Q:	What happens to the shares attributable to my Variable Contract if the Reorganization of my Target Fund is approved? Will I have to take any action if such Reorganization is approved?

A:

If the Reorganization of your Target Fund is approved, no action is required on your part. Following approval, the shares attributable to your Variable Contract will automatically be exchanged for Class I shares of the corresponding Acquiring Fund on the date of the completion of the Reorganization. With respect to the Reorganization of Stock and Bond Balanced Fund, the Reorganization of such Target Fund, if approved, will only occur if Proposal 2 is also approved. The aggregate NAV of the Acquiring Fund Shares you receive in the Reorganization will be equal to the aggregate NAV of the shares you own in the Target Fund immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganizations.

Q:	What happens if shareholders of one or more Target Funds do not approve the Proposal(s) of their Target Fund(s)?

A:

If the shareholders of a Target Fund do not approve their Target Fund’s Proposal(s), the Reorganization of that Target Fund will not occur as contemplated in the Combined Prospectus/Proxy Statement, and the Target Board will consider other alternatives for the Target Fund in light of the best interests of shareholders, which may include seeking a reorganization with a different fund or the liquidation of the Target Fund. If a Reorganization does not occur, SFIMC will promptly notify shareholders of that Target Fund as to the status of the transaction. Those Reorganizations that are approved will occur as contemplated in the Combined Prospectus/Proxy Statement. Each Reorganization is not contingent upon the approval of any other Reorganization.

With respect to Stock and Bond Balanced Fund, if the Reorganization is not approved, but the Proposal to eliminate the Investment Restriction is approved, such Proposal will take effect, regardless of whether shareholders approve the Reorganization for such Target Fund.

Q:	Will my Target Fund’s Reorganization create a taxable event for me under U.S. Federal law?

A:

Each Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, if the Reorganizations so qualify, the Target Funds and the Acquiring Funds will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganizations (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Funds’ taxable year due to the Reorganizations or as a result of the transfer of certain assets). As a condition to the closing of the Reorganizations, the applicable Acquiring Corporation, on behalf of each relevant Acquiring Fund, and the Target Trust, on behalf of each Target Fund, will receive an opinion from Dechert LLP to the effect that the corresponding Reorganization will qualify as a tax-free reorganization under Section 368 of the Code. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

International Equity Index Fund, Large Cap Equity Index Fund, Money Market Fund and Small Cap Equity Index Fund

The portfolio managers of each of BlackRock International Index V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund and BlackRock Small Cap Index V.I. Fund do not anticipate disposing of, or requesting the disposition of, more than 5% of the holdings of International Equity Index Fund, Large Cap Equity Index Fund, Money Market Fund and Small Cap Equity Index Fund, respectively, in preparation for, or as a result of, the Reorganizations, other than in connection with the

iv

ordinary course of business. Consequently, minimal transaction costs are anticipated to be incurred in restructuring the portfolio holdings of these Target Funds in connection with their Reorganizations.

Stock and Bond Balanced Fund

While the portfolio managers of BlackRock iShares® Dynamic Allocation V.I. Fund do not anticipate disposing of a material portion of Stock and Bond Balanced Fund’s holdings following the closing of the Reorganization, if Proposal 2 is approved, they anticipate requesting the disposition of all of the holdings of the Target Fund in preparation for the Reorganization. The extent of these sales is primarily due to the fact that the holdings of Stock and Bond Balanced Fund consist of the shares of Large Cap Equity Index Fund and Bond Fund, each of which SFIMC separately is proposing to reorganize into other mutual funds advised by BAL or its affiliates as set forth in this Combined Prospectus/Proxy Statement. SFIMC anticipates that Stock and Bond Balanced Fund will utilize the proceeds from such sales to realign its portfolio with BlackRock iShares® Dynamic Allocation V.I. Fund prior to the closing of the Reorganization. During this period, Stock and Bond Balanced Fund may deviate from its principal investment strategies. SFIMC has estimated that the portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be minimal.

Bond Fund

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. As of December 31, 2017, all the securities held by the Bond Fund comply with the compliance guidelines and/or investment restrictions of BlackRock Total Return V.I. Fund. The portfolio managers of BlackRock Total Return V.I. Fund anticipate disposing of a significant portion (approximately 50%) of the securities of Bond Fund acquired in the Reorganization in connection with realigning the Combined Fund’s portfolio in a manner consistent with its investment process. The portfolio managers of BlackRock Total Return V.I. Fund anticipate that the portfolio securities of Bond Fund to be sold following the Reorganization will consist mainly of corporate bonds. The sale of these portfolio securities would increase the transaction costs incurred by the Combined Fund. In addition, if the Reorganization is completed, the Combined Fund may use the proceeds from the sales to invest in agency mortgages, other securitized investments and other securities that match the existing investment strategies and exposures of the Acquiring Fund. The transaction costs relating to the sale of portfolio securities acquired from Bond Fund and in connection with the Combined Fund’s investing in agency mortgages, other securitized investments and other securities are estimated to be approximately 0.06% of the Combined Fund’s net assets following the Reorganization.

With respect to each Target Fund, the tax impact of any sales will depend on the difference between the price at which such portfolio holdings are sold and each Target Fund’s tax basis in such holding. Any capital gains recognized in these sales on a net basis prior to the closing of the applicable Reorganization will be distributed, if required, to the shareholders of the relevant Target Fund, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales on a net basis following the closing of the applicable Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale.

At any time before the Reorganizations take place, a shareholder may redeem shares of the Target Funds. Generally, such redemptions would be taxable transactions. Contract Owners should consult their own tax adviser concerning adverse state or local tax consequences.

Q:	Who will pay for the Reorganizations?

A:

BAL or its affiliates will pay each Acquiring Fund’s portion of the expenses incurred in connection with its respective Reorganization (including auditor and legal fees of the Acquiring Fund and the costs of preparing

v

and filing the Combined Prospectus/Proxy Statement), other than legal fees associated with counsel to the directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Director Counsel Fees”) of its respective Acquiring Corporation and any portfolio transaction costs relating to the realignment of the corresponding Target Fund’s portfolio after its respective Reorganization. The Independent Director Counsel Fees, which are allocated based on each Acquiring Fund’s net assets, are estimated to be $15,120 for Proposal 1a, $0 for Proposal 1b, $45,850 for Proposal 1c, $3,700 for Proposal 1d, $0 for Proposal 1e and $1,070 for Proposal 1f for the applicable Acquiring Fund and will be borne by BAL or its affiliates either directly for certain Acquiring Funds or indirectly for certain other Acquiring Funds due to expense caps applicable to such other Acquiring Funds. SFIMC or its affiliates will reimburse each Target Fund for the Target Fund’s portion of the expenses incurred in connection with its respective Reorganization (including auditor and legal fees of the Target Fund, solicitation fees and the costs of printing and mailing the Combined Prospectus/Proxy Statement), which are estimated to be $194,000 for Proposal 1a, $289,000 for Proposal 1b, $388,000 for Proposal 1c, $348,000 for Proposal 1d, $287,000 for Proposal 1e and $70,000 for Proposal 1f and Proposal 2, other than any portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to its respective Reorganization. Portfolio transaction costs relating to the realignment of a Target Fund’s portfolio with that of its corresponding Acquiring Fund, if any, prior to or after its respective Reorganization are estimated to be minimal. SFIMC or its affiliates will reimburse the Target Funds for expenses related to the Reorganizations simultaneously with the accrual of such expense on a Target Fund’s financial statements. The simultaneous timing of the expense accrual and the reimbursement accrual will prevent Target Fund shareholders from bearing these costs prior to reimbursement.

Q:	How do I provide voting instructions for Target Fund shares attributable to my Variable Contract?

A:

Providing voting instructions is quick and easy! You can provide voting instructions for shares beneficially held through your Variable Contract by mail, telephone or Internet or in person at the Special Meeting. To provide voting instructions by mail, please mark your instructions on the enclosed voting instruction form(s) and sign, date and return the form(s) in the postage-paid envelope provided. To provide voting instructions by telephone or over the Internet, please have the voting instruction form(s) in hand and call the telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions.

If you wish to vote in person at the Special Meeting, please complete each voting instruction form you receive and bring it to the Special Meeting. Even if you plan to attend the Special Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by mail, telephone or Internet.

Whichever method you choose to provide voting instructions, please take the time to read the full text of the enclosed Combined Prospectus/Proxy Statement before you do so.

Q:	When will the Reorganizations occur?

A:

If approved by shareholders, and subject to certain other conditions, each Reorganization is expected to occur during the fourth quarter of 2018. A Reorganization will not take place if the Reorganization is not approved by that Target Fund’s shareholders. Regardless of whether the Reorganization for Stock and Bond Balanced Fund is approved, the Reorganization for such Target Fund will not take place if Proposal 2 is not also approved by the Target Fund’s shareholders.

Q:	Whom do I contact if I have questions?

A:	You may call Computershares Fund Services, our proxy solicitation firm, toll-free at (866) 209-6472.

vi

Please provide voting instructions now. Your voting instructions are important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the voting instruction form(s), date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed voting instruction form(s), but do not indicate how you wish your State Farm Insurance Company to vote your Target Fund shares, the shares will be voted “FOR” each of Proposal 1 and 2, as applicable.

Important additional information about the Proposals is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

vii

YOUR VOTING INSTRUCTIONS ARE IMPORTANT.

PLEASE PROVIDE VOTING INSTRUCTIONS PROMPTLY BY MARKING, SIGNING AND RETURNING THE ENCLOSED VOTING INSTRUCTION FORM(S) OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, SEPTEMBER 14, 2018 AT 8:00 A.M. (CENTRAL TIME).

THE COMBINED PROSPECTUS/PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: HTTPS://WWW.STATEFARM.COM/SHAREHOLDER-PROXY

viii

STATE FARM VARIABLE PRODUCT TRUST

Bond Fund

International Equity Index Fund

Large Cap Equity Index Fund

Money Market Fund

Small Cap Equity Index Fund

Stock and Bond Balanced Fund

One State Farm Plaza

Bloomington, Illinois 61710-0001

(888) 702-2307

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 14, 2018

To Shareholders/Contract Owners:

This is to notify you that a joint special meeting of shareholders (the “Special Meeting”) of each of Bond Fund, International Equity Index Fund, Large Cap Equity Index Fund, Money Market Fund, Small Cap Equity Index Fund and Stock and Bond Balanced Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of State Farm Variable Product Trust (the “Target Trust”), will be held on Friday, September 14, 2018 at 8:00 a.m. (Central time), at the offices of State Farm Investment Management Corp. at One State Farm Plaza, Bloomington, Illinois 61710-0001.

At the Special Meeting, shareholders will be asked to consider and act upon the proposals set out below (each, a “Proposal” and collectively, the “Proposals”). Proposal 1 seeks shareholder approval of an Agreement and Plan of Reorganization, which provides for a series of transactions that will result in shareholders of each Target Fund becoming shareholders of a series of BlackRock Variable Series Funds, Inc. and/or BlackRock Variable Series Funds II, Inc. advised by BlackRock Advisors, LLC (“BAL”), as set out in the following table under the heading “Acquiring Funds” (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”). The proposed transactions include a reorganization of each Target Fund with a corresponding Acquiring Fund (each, a “Reorganization” and collectively, the “Reorganizations”). The Reorganizations are described herein and throughout the Combined Prospectus/Proxy Statement as Proposal 1a, 1b, 1c, 1d, 1e and 1f.

Target Funds	Acquiring Funds
Bond Fund	BlackRock Total Return V.I. Fund, a series of BlackRock Variable Series Funds II, Inc.
International Equity Index Fund	BlackRock International Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Large Cap Equity Index Fund	BlackRock S&P 500 Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Money Market Fund	BlackRock Government Money Market V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Small Cap Equity Index Fund	BlackRock Small Cap Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Stock and Bond Balanced Fund	BlackRock iShares® Dynamic Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc.

Proposal 2 seeks approval by the shareholders of Stock and Bond Balanced Fund to eliminate that Target Fund’s fundamental investment restriction on investments, which provides that Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), U.S. Government securities, or short-term paper (the “Investment Restriction”). The elimination of the Investment Restriction is necessary to permit the Target Fund to invest in mutual funds and exchange traded funds advised by BAL or its affiliates or in other securities in connection with the proposed realignment of the Target Fund’s portfolio with that of its corresponding Acquiring Fund prior to the closing of the proposed Reorganization.

After considering the fees and expenses, performance, investment objective and strategies of each Acquiring Fund and the terms and conditions of each Reorganization, including the tax consequences, the Board of Trustees of the Target Trust (the “Target Board”) unanimously recommends that Target Fund shareholders vote in favor of each Reorganization and the elimination of the Investment Restriction of Stock and Bond Balanced Fund, as applicable, because it believes that such Proposals are in the best interests of each Target Fund.

Proposal 1a, 1b, 1c, 1d, 1e and 1f—Approval of Agreement and Plan of Reorganization

Proposal 1a: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Bond Fund to BlackRock Total Return V.I. Fund, a newly created series of BlackRock Variable Series Funds II, Inc., in exchange for the assumption by BlackRock Total Return V.I. Fund of certain stated liabilities of Bond Fund and newly-issued shares of BlackRock Total Return V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Total Return V.I. Fund by Bond Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Bond Fund as a series of the Target Trust.

Proposal 1b: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of International Equity Index Fund to BlackRock International Index V.I. Fund, a newly created series of BlackRock Variable Series Funds, Inc., in exchange for the assumption by BlackRock International Index V.I. Fund of certain stated liabilities of International Equity Index Fund and newly-issued shares of BlackRock International Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock International Index V.I. Fund by International Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of International Equity Index Fund as a series of the Target Trust.

Proposal 1c: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Large Cap Equity Index Fund to BlackRock S&P 500 Index V.I. Fund in exchange for the assumption by BlackRock S&P 500 Index V.I. Fund of certain stated liabilities of Large Cap Equity Index Fund and newly-issued shares of BlackRock S&P 500 Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock S&P 500 Index V.I. Fund by Large Cap Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Large Cap Equity Index Fund as a series of the Target Trust.

Proposal 1d: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Money Market Fund to BlackRock Government Money Market V.I. Fund in exchange for the assumption by BlackRock Government Money Market V.I. Fund of certain stated liabilities of Money Market Fund and newly-issued shares of BlackRock Government Money Market V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Government Money Market V.I. Fund by Money Market Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Money Market Fund as a series of the Target Trust.

Proposal 1e: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Small Cap Equity Index Fund to BlackRock Small Cap Index V.I. Fund, a newly created series of BlackRock Variable Series Funds, Inc., in exchange for the assumption by BlackRock Small Cap Index V.I. Fund of certain stated liabilities of Small Cap Equity Index Fund and newly-issued shares of BlackRock Small Cap Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Small Cap Index V.I. Fund by Small Cap Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Small Cap Equity Index Fund as a series of the Target Trust.

Proposal 1f: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Stock and Bond Balanced Fund to BlackRock iShares® Dynamic Allocation V.I. Fund in exchange for the assumption by BlackRock iShares® Dynamic Allocation V.I. Fund of certain stated liabilities of Stock and Bond Balanced Fund and newly-issued shares of BlackRock iShares® Dynamic Allocation V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock iShares® Dynamic Allocation V.I. Fund by Stock and Bond Balanced Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Stock and Bond Balanced Fund as a series of the Target Trust.

Proposal 2—Approval to Eliminate Investment Restriction (Stock and Bond Balanced Fund only)

To approve the elimination of Stock and Bond Balanced Fund’s fundamental investment restriction on investments that provides that Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the 1940 Act), U.S. Government securities, or short-term paper.

Proposal 3—Other Business

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment(s) or postponement(s) thereof.

The Target Board has fixed the close of business on May 25, 2018, for determination of shareholders of each Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof (the “Record Date”).

State Farm Life Insurance Company and/or State Farm Life & Accident Assurance Company (each, a “State Farm Insurance Company” and together, the “State Farm Insurance Companies”) are the record owners of the Target Funds’ shares and will vote the shares of the Target Funds at the Special Meeting. Although not direct shareholders of the Target Funds, owners of variable annuity contracts or variable life insurance contracts (“Variable Contracts,” the owners of which are referred to as “Contract Owners”) issued by the State Farm Insurance Companies as of the Record Date have the right to instruct the State Farm Insurance Companies how to vote shares of the Target Fund(s) that are attributable to their Variable Contracts at the Special Meeting. The rights accompanying shares of the Target Funds are legally vested in the Variable Contracts offered by the State Farm Insurance Companies. Therefore, in accordance with current law and interpretations thereof, each State Farm Insurance Company will vote the shares it holds in a manner consistent with voting instructions timely received from the Contract Owners of the Variable Contracts. A signed voting instruction form by a Contract Owner that does not specify how the Contract Owner’s shares should be voted on a Proposal will be deemed an instruction to vote such shares in favor of the Proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to the State Farm Insurance Companies. Each State Farm Insurance Company will vote Target Fund shares it holds for which no timely instructions are received from the Contract Owners of the Variable Contracts, as well as shares it owns, in the same proportion as those shares for which the State Farm Insurance Company receives voting instructions. This practice is commonly referred to as “echo voting.” The effect of echo voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote. For purposes of the enclosed Combined Prospectus/Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Target Fund) shall also be deemed to include Contract Owners of the Variable Contracts.

The officers or trustees of the Target Trust named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers and trustees in the Special Meeting pursuant to any such communications system shall constitute presence in person at the Special Meeting.

WITH RESPECT TO EACH TARGET FUND, THE TARGET BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR OR PROVIDE VOTING INSTRUCTIONS FOR EACH PROPOSAL, AS APPLICABLE.

PLEASE VOTE YOUR SHARES ON THE ENCLOSED PROXY CARD OR INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM(S) AND SIGN, DATE AND RETURN THE CARD/FORM(S) IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR BY RECORDING YOUR VOTE/VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR SIGNED AND DATED PROXY CARD, VOTING INSTRUCTION FORM(S) OR RECORD YOUR VOTE/VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

By Order of the Board of Trustees of State Farm Variable

Product Trust,

Joe R. Monk, Jr.

President, Trustee and Chairperson of the Board

State Farm Variable Product Trust

One State Farm Plaza Bloomington, Illinois 61710-0001

August 14, 2018

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on Friday, September 14, 2018 at 8:00 a.m. (Central time). The Notice of Joint Special Meeting of Shareholders, the Combined Prospectus/Proxy Statement, the form of proxy card, the form of voting instruction form and any amendments are available on the Internet at https://www.statefarm.com/shareholder-proxy.

COMBINED PROSPECTUS/PROXY STATEMENT

PROSPECTUS OF

BLACKROCK VARIABLE SERIES FUNDS , INC.

BlackRock International Index V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock Small Cap Index V.I. Fund

BlackRock iShares® Dynamic Allocation V.I. Fund

BLACKROCK VARIABLE SERIES FUNDS II, INC.

BlackRock Total Return V.I. Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

PROXY STATEMENT OF

STATE FARM VARIABLE PRODUCT TRUST

Bond Fund

International Equity Index Fund

Large Cap Equity Index Fund

Money Market Fund

Small Cap Equity Index Fund

Stock and Bond Balanced Fund

One State Farm Plaza

Bloomington, Illinois 61710-0001

(888) 702-2307

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of Bond Fund, International Equity Index Fund, Large Cap Equity Index Fund, Money Market Fund, Small Cap Equity Index Fund and/or Stock and Bond Balanced Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of State Farm Variable Product Trust, a Delaware statutory trust (the “Target Trust”).

A joint special meeting of shareholders of each Target Fund (the “Special Meeting”) will be held at the offices of State Farm Investment Management Corp. (“SFIMC”) at One State Farm Plaza, Bloomington, Illinois 61710-0001, on Friday, September 14, 2018 at 8:00 a.m. (Central time), to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of each Target Fund at the close of business on May 25, 2018 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. This Combined Prospectus/Proxy Statement, proxy card or voting instruction form(s) and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of each Target Fund on or about August 15, 2018. Shareholders should vote their shares by marking, signing, dating and returning the enclosed proxy card(s) or voting instruction form(s) or by following one of the other methods for voting specified on the proxy card(s) or voting instruction form(s).

At the Special Meeting, shareholders will be asked to consider and act upon the proposals set out below (each, a “Proposal” and collectively, the “Proposals”). Proposal 1 seeks shareholder approval of an Agreement and Plan of Reorganization, which provides for a series of transactions that will result in shareholders of each Target Fund becoming shareholders of a series of BlackRock Variable Series Funds, Inc. and/or BlackRock Variable Series Funds II, Inc., each a Maryland corporation, as set out in the following table under the heading “Acquiring Funds” (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”). The proposed transactions include a reorganization of each Target Fund with a corresponding Acquiring Fund (each, a “Reorganization” and collectively, the “Reorganizations”). The Reorganizations are described herein and throughout the Combined Prospectus/Proxy Statement as Proposals 1a, 1b, 1c, 1d, 1e and 1f. If a Reorganization does not occur as contemplated in this Combined Prospectus/Proxy Statement, SFIMC, the investment adviser to the Target Funds, will promptly notify shareholders of a Target Fund as to the status of the transaction. In such circumstances, the Board of Trustees of the Target Trust (the “Target Board”) will examine alternatives to the Reorganization in light of the best interests of shareholders. Each Reorganization is not contingent upon the approval of another Reorganization.

Target Funds	Acquiring Funds
Bond Fund	BlackRock Total Return V.I. Fund, a series of BlackRock Variable Series Funds II, Inc.
International Equity Index Fund	BlackRock International Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Large Cap Equity Index Fund	BlackRock S&P 500 Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Money Market Fund	BlackRock Government Money Market V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Small Cap Equity Index Fund	BlackRock Small Cap Index V.I. Fund, a series of BlackRock Variable Series Funds, Inc.
Stock and Bond Balanced Fund	BlackRock iShares® Dynamic Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc.

Proposal 2 seeks approval by the shareholders of Stock and Bond Balanced Fund to eliminate that Target Fund’s fundamental investment restriction on investments, which provides that Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), U.S. Government securities, or short-term paper (the “Investment Restriction”). The elimination of the Investment Restriction is necessary to permit the Target Fund to invest in mutual funds and exchange traded funds advised by BAL or its affiliates or in other securities in connection with the proposed alignment of the Target Fund’s portfolio with that of its corresponding Acquiring Fund prior to the closing of the proposed Reorganization. In addition, the Investment Restriction is not required by the 1940 Act, and it limits the ability of the Target Fund to invest in a broader range of securities. The Reorganization for Stock and Bond Balanced Fund will not occur unless shareholders also approve the elimination of the Investment Restriction. If shareholders approve the elimination of the Investment Restriction, such change will take effect, regardless of whether shareholders approve the Reorganization, and the Target Board will consider what actions to take, if any, with respect to Stock and Bond Balanced Fund, including, but not limited to, liquidation.

Proposals 1a, 1b, 1c, 1d, 1e and 1f—Approval of Agreement and Plan of Reorganization

Proposal 1a: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Bond Fund to BlackRock Total Return V.I. Fund, a newly created series of BlackRock Variable Series Funds II, Inc., in exchange for the assumption by BlackRock Total Return V.I. Fund of certain stated liabilities of Bond Fund and newly-issued shares of BlackRock Total Return V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Total Return V.I. Fund by Bond Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Bond Fund as a series of the Target Trust.

Proposal 1b: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of International Equity Index Fund to BlackRock International Index V.I. Fund, a newly created series of BlackRock Variable Series Funds, Inc., in exchange for the assumption by BlackRock International Index V.I. Fund of certain stated liabilities of International Equity Index Fund and newly-issued shares of BlackRock International Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock International Index V.I. Fund by International Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of International Equity Index Fund as a series of the Target Trust.

Proposal 1c: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Large Cap Equity Index Fund to BlackRock S&P 500 Index V.I. Fund in exchange for the assumption by BlackRock S&P 500 Index V.I. Fund of certain stated liabilities of Large Cap Equity Index Fund and newly-issued shares of BlackRock S&P 500 Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock S&P 500 Index V.I. Fund by Large Cap Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Large Cap Equity Index Fund as a series of the Target Trust.

Proposal 1d: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Money Market Fund to BlackRock Government Money Market V.I. Fund in exchange for the assumption by BlackRock Government Money Market V.I. Fund of certain stated liabilities of Money Market Fund and newly-issued shares of BlackRock Government Money Market V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Government Money Market V.I. Fund by Money Market Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Money Market Fund as a series of the Target Trust.

Proposal 1e: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Small Cap Equity Index Fund to BlackRock Small Cap Index V.I. Fund, a newly created series of BlackRock Variable Series Funds, Inc., in exchange for the assumption by BlackRock Small Cap Index V.I. Fund of certain stated liabilities of Small Cap Equity Index Fund and newly-issued shares of BlackRock Small Cap Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Small Cap Index V.I. Fund by Small Cap Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Small Cap Equity Index Fund as a series of the Target Trust.

Proposal 1f: To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Stock and Bond Balanced Fund to BlackRock iShares® Dynamic Allocation V.I. Fund in exchange for the assumption by BlackRock iShares® Dynamic Allocation V.I. Fund of certain stated liabilities of Stock and Bond Balanced Fund and newly-issued shares of BlackRock iShares® Dynamic Allocation V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock iShares® Dynamic Allocation V.I. Fund by Stock and Bond Balanced Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Stock and Bond Balanced Fund as a series of the Target Trust.

Proposal 2—Approval to Eliminate Investment Restriction (Stock and Bond Balanced Fund only)

To approve the elimination of Stock and Bond Balanced Fund’s fundamental investment restriction on investments that provides that Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the 1940 Act), U.S. Government securities, or short-term paper.

Proposal 3

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment(s) or postponement(s) thereof.

State Farm Life Insurance Company and/or State Farm Life & Accident Assurance Company (together, the “State Farm Insurance Companies”) are the record owners of the Target Funds’ shares and will vote the shares of the Target Funds at the Special Meeting. Although not direct shareholders of the Target Funds, owners of variable annuity contracts or variable life insurance contracts (“Variable Contracts,” the owners of which are referred to as “Contract Owners”) issued by the State Farm Insurance Companies as of the Record Date have the right to instruct the State Farm Insurance Companies how to vote shares of the Target Fund(s) that are attributable to their Variable Contracts at the Special Meeting. For convenience we refer to Contract Owners as “shareholders.”

The Target Board has approved the Reorganizations, pursuant to which each Target Fund, a series of an open-end management investment company, would be reorganized into the corresponding Acquiring Fund. As detailed in the following table, each Acquiring Fund pursues an investment objective that is substantially similar to the investment objective of its corresponding Target Fund.

Target Fund	Target Fund Investment Objective	Acquiring Fund	Acquiring Fund Investment Objective
Bond Fund	Seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains	BlackRock Total Return V.I. Fund	Seeks to maximize total return, consistent with income generation and prudent investment management
International Equity Index Fund	Seeks to match performance of the MSCI Europe, Australasia, and Far East (“EAFE”) Free Index by investing in some of the stocks found in the MSCI EAFE Free Index	BlackRock International Index V.I. Fund	Seeks to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses
Large Cap Equity Index Fund	Seeks to match performance of the S&P 500® Index (the “S&P 500”) by investing in the securities that make up the S&P 500	BlackRock S&P 500 Index V.I. Fund	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the S&P 500
Money Market Fund	Seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity	BlackRock Government Money Market V.I. Fund	Seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing

Target Fund	Target Fund Investment Objective	Acquiring Fund	Acquiring Fund Investment Objective
Small Cap Equity Index Fund	Seeks to match performance of the Russell 2000® Small Stock Index (the “Russell 2000”) by investing in some of the stocks found in the Russell 2000	BlackRock Small Cap Index V.I. Fund	Seeks to match the performance of the Russell 2000 as closely as possible before the deduction of Fund expenses
Stock and Bond Balanced Fund	Seeks long-term growth of capital, balanced with current income	BlackRock iShares® Dynamic Allocation V.I. Fund	Seeks to provide total return

Each Target Fund and its corresponding Acquiring Fund, however, may employ certain differing investment strategies in seeking to achieve their respective investment objectives. For more information on each Fund’s investment strategies see “Summary—Investment Objectives and Principal Investment Strategies.”

The Target Board also has approved the elimination of the Investment Restriction with respect to Stock and Bond Balanced Fund. As noted above, the elimination of the Investment Restriction is necessary to permit the Target Fund to invest in mutual funds and exchange traded funds advised by BAL or its affiliates or in other securities in connection with the proposed realignment of the Target Fund’s portfolio with that of its corresponding Acquiring Fund prior to the closing of the proposed Reorganization. In addition, the Investment Restriction is not required by the 1940 Act, and it limits the ability of the Target Fund to invest in a broader range of securities.

If the shareholders of each Target Fund approve its respective Proposal(s) and the Reorganization occurs, each Target Fund will transfer and deliver all of its assets to the corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of such Target Fund and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”). Immediately thereafter, such Target Fund will distribute the Acquiring Fund Shares (including fractional Acquiring Fund Shares, if any) to its shareholders. After distributing the Acquiring Fund Shares, such Target Fund will be terminated, dissolved and liquidated as a series of the Target Trust. When such Reorganization is complete, shareholders of such Target Fund will become shareholders of only the Acquiring Fund. Each Acquiring Fund, following the completion of its Reorganization, may be referred to as a “Combined Fund.”

The aggregate net asset value of the Acquiring Fund Shares received in the Reorganization by such Target Fund will equal the aggregate net asset value of the shares of such Target Fund held by Target Fund shareholders immediately prior to such Reorganization. As a result of such Reorganization, however, a shareholder’s interest (other than an interest in BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund) will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in such Target Fund immediately prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of each Target Fund should know before voting on its respective Proposal(s) and constitutes an offering of the Acquiring Fund Shares being issued in its Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about each Acquiring Fund and/or each Target Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement. Each of BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund is recently organized; as such, there are no financial statements for these Acquiring Funds. BlackRock Total Return V.I. Fund is also recently organized;

v

however, it will adopt the financial history of its Predecessor Fund (as defined in this Combined Prospectus/Proxy Statement), which, along with the Predecessor Fund’s performance, among other information, is included in this Combined Prospectus/Proxy Statement.

1.	the Statement of Additional Information, dated August 14, 2018, relating to this Combined Prospectus/Proxy Statement;

2.	the Prospectus relating to each Target Fund, dated May 1, 2018, as supplemented;

3.	the Statement of Additional Information relating to each Target Fund, dated May 1, 2018, as supplemented;

4.	the Annual Report to shareholders of each Target Fund for the fiscal year ended December 31, 2017;

5.

the Statement of Additional Information relating to BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund, dated May 1, 2018, as supplemented;

6.	the Statement of Additional Information relating to BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund, dated May 31, 2018, as supplemented; and

7.

the Annual Report to shareholders of BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund for the fiscal year ended December 31, 2017.

The following documents have been filed with the SEC, and are incorporated by reference into (legally form a part of), and also accompany this Combined Prospectus/Proxy Statement:

8.

the Prospectuses relating to Class I shares of BlackRock International Index V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock Small Cap Index V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund, dated May 1, 2018 or May 31, 2018, as supplemented (collectively, the “Acquiring Fund Prospectus”).

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund Prospectus will apply to the Acquiring Fund Shares issued by each Acquiring Fund in connection with the Reorganizations.

Copies of items 2 through 4 above can be obtained on a website maintained by SFIMC at https://www.statefarm.com/insurance/life/variable-universal-life/prospectuses-reports. In addition, each Target Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to SFIMC by calling (888) 702-2307 or by writing to the applicable Target Fund at State Farm Variable Product Trust, One State Farm Plaza, Bloomington, Illinois 61710-0001. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of each Target Fund is One State Farm Plaza, Bloomington, Illinois 61710-0001 and the telephone number is (888) 702-2307.

Copies of items 5 through 8 above can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com/prospectus/insurance. In addition, each Acquiring Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7762 or by writing to the Acquiring Fund at BlackRock Variable Series Funds, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of each Acquiring Fund is 100 Bellevue Parkway, Wilmington, Delaware 19809 and the telephone number is (800) 441-7762.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, District of Columbia 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551- 8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, District of Columbia 20549-0102.

The Target Board knows of no business with respect to the Target Funds other than that discussed above that will be presented for consideration at the Special Meeting. To the extent permitted by applicable law, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor the Commodity Futures Trading Commission has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is August 14, 2018.

PROPOSAL 1—TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION FOR EACH TARGET FUND

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of the Target Funds and the Acquiring Funds is a series of an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) as specified below:

Bond Fund, International Equity Index Fund, Large Cap Equity Index Fund, Money Market Fund, Small Cap Equity Index Fund and Stock and Bond Balanced Fund (each, a “Target Fund” and collectively, the “Target Funds”)

each, a series of State Farm Variable Product Trust (the “Target Trust”), a Delaware statutory trust

BlackRock Total Return V.I. Fund	a series of BlackRock Variable Series Funds II, Inc., a Maryland corporation

BlackRock International Index V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock Small Cap Index V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund (collectively with BlackRock Total Return V.I. Fund, the “Acquiring Funds” and each, an “Acquiring Fund”)

each, a series of BlackRock Variable Series Funds, Inc., a Maryland corporation (together with BlackRock Variable Series Funds II, Inc., the “Acquiring Corporations” and each an “Acquiring Corporation”)

In this Combined Prospectus/Proxy Statement, the Target Funds and the Acquiring Funds are collectively referred to as the “Funds” and each, a “Fund.” The Acquiring Funds, following completion of the Reorganizations (as defined below), may be collectively referred to as the “Combined Funds” and each, a “Combined Fund.”

Investment Objectives. The investment objectives of each Target Fund and its corresponding Acquiring Fund are substantially similar, as detailed in the following table:

Target Fund	Target Fund Investment Objective	Acquiring Fund	Acquiring Fund Investment Objective
Bond Fund	Seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains	BlackRock Total Return V.I. Fund	Seeks to maximize total return, consistent with income generation and prudent investment management

Target Fund	Target Fund Investment Objective	Acquiring Fund	Acquiring Fund Investment Objective
International Equity Index Fund	Seeks to match performance of the MSCI Europe, Australasia, and Far East (“EAFE”) Free Index by investing in some of the stocks found in the MSCI EAFE Free Index	BlackRock International Index V.I. Fund	Seeks to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses
Large Cap Equity Index Fund	Seeks to match performance of the S&P 500® Index (the “S&P 500”) by investing in the securities that make up the S&P 500	BlackRock S&P 500 Index V.I. Fund	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the S&P 500
Money Market Fund	Seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity	BlackRock Government Money Market V.I. Fund	Seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing
Small Cap Equity Index Fund	Seeks to match performance of the Russell 2000® Small Stock Index (the “Russell 2000”) by investing in some of the stocks found in the Russell 2000	BlackRock Small Cap Index V.I. Fund	Seeks to match the performance of the Russell 2000 as closely as possible before the deduction of Fund expenses
Stock and Bond Balanced Fund	Seeks long-term growth of capital, balanced with current income	BlackRock iShares® Dynamic Allocation V.I. Fund	Seeks to provide total return

With the exception of BlackRock Total Return V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Government Money Market V.I. Fund, the investment objective of each of the Funds is non-fundamental, which means that it may be changed without the approval of the respective Fund’s shareholders. The investment objective of each of BlackRock Total Return V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Government Money Market V.I. Fund is fundamental, which means that it may not be changed without the approval of a majority of its shareholders.

Advisers and Distributors. BlackRock Advisors, LLC (“BAL”) serves as the investment adviser of each Acquiring Fund. State Farm Investment Management Corp. (“SFIMC”) serves as the investment adviser of each Target Fund. BlackRock Fund Advisors (“BFA”), an affiliate of BAL, serves as the sub-adviser to International Equity Index Fund, Large Cap Equity Index Fund and Small Cap Equity Index Fund. Each of the Funds publicly offers its shares on a continuous basis. BlackRock Investments, LLC (“BRIL”) is the distributor of each Acquiring Fund’s shares. State Farm VP Management Corp. (“Management Corp.”) is the distributor of each Target Fund’s shares.

Investment Strategies. This section will help you compare the principal investment strategies of the Target Funds and the Acquiring Funds. Please note, however, that this is only a summary. More detailed comparisons about the Funds, including risks, are discussed later in this Combined Prospectus/Proxy Statement. In each instance, the principal investment strategies of an Acquiring Fund will apply following a Reorganization.

Bond Fund (Target Fund) and BlackRock Total Return V.I. Fund (Acquiring Fund)

The Target Fund and the Acquiring Fund employ similar principal investment strategies to achieve their respective objectives. Both Funds primarily invest in investment grade fixed-income securities. One of the principal differences between the Funds’ principal investment strategies is that the Target Fund invests at least 80% of its net assets in investment grade bonds, while the Acquiring Fund, which invests at least 80% of its assets in fixed-income securities, has no investment-grade limitation with respect to its 80% investment policy, and it typically invests at least 90% of its assets in fixed-income securities. Another principal difference is that the Target Fund generally seeks to maintain a dollar weighted average portfolio duration of less than six years, whereas the Acquiring Fund may invest in fixed-income securities of any duration or maturity and does not have a policy with respect to average portfolio duration. Each Fund may invest up to 20% of its assets in junk bonds. The Target Fund may invest up to 20% of its assets in preferred stocks that are convertible into common stock as well as nonconvertible preferred stocks or securities, while the Acquiring Fund may invest in such securities without limitation. Both Funds may invest without limit in U.S. dollar-denominated debt securities of foreign issuers. The Acquiring Fund may invest up to 30% of its net assets in non-U.S. dollar-denominated securities of foreign issuers. It may also invest up to 20% (as a percentage of the Acquiring Fund’s net assets) in non-U.S. and U.S. dollar-denominated securities of emerging markets issuers. The Acquiring Fund may also invest in derivatives, credit-linked instruments and collateralized debt obligations. The Target Fund does not have comparable principal investment strategies.

Principal Investment Strategies of BlackRock Total Return V.I. Fund

The Acquiring Fund seeks to provide current income by investing in securities that pay interest or dividends. Dividends include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Acquiring Fund shares as they are paid. The Acquiring Fund may also seek growth of capital by looking for investments that will increase in value. However, the Acquiring Fund’s investments emphasize current income more than growth of capital.

The Acquiring Fund under normal circumstances will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks, government obligations and money market securities. Both U.S. and foreign companies and governments may issue these securities, including issuers in emerging markets. The Acquiring Fund invests primarily in fixed-income securities rated investment grade by a nationally recognized statistical rating organization (“NRSRO”). Fixed-income securities in any of the four highest rating categories can be called “investment grade.” The Acquiring Fund may invest up to 20% of its net assets in fixed-income securities that are rated below investment grade (commonly called “junk bonds”) by the NRSROs, including Moody’s Investors Service, Inc., S&P Global Ratings or Fitch Ratings, Inc., or in unrated securities of equivalent credit quality. Split rated bonds will be considered to have the higher credit rating. The Acquiring Fund may invest in fixed-income securities of any maturity or duration.

The Acquiring Fund may invest up to 30% of its net assets in securities of foreign issuers, of which 20% (as a percentage of the Acquiring Fund’s net assets) may be in emerging markets issuers. Investments in U.S. dollar-denominated securities of foreign issuers, excluding issuers from emerging markets, are permitted beyond the 30% limit. This means that the Acquiring Fund may invest in such U.S. dollar-denominated securities of foreign issuers without limit. The Acquiring Fund may enter into reverse repurchase agreements and dollar rolls. The Acquiring Fund may also invest in derivative instruments both for hedging purposes and to seek to enhance its returns. The Acquiring Fund may also invest in credit linked notes, credit linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities.

The Acquiring Fund may invest up to 15% of its net assets in collateralized debt obligations (“CDOs”), of which 10% (as a percentage of the Acquiring Fund’s net assets) may be in collateralized loan obligations (“CLOs”). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

The Acquiring Fund may engage in active and frequent trading of portfolio securities to seek to achieve its primary investment strategies.

International Equity Index Fund (Target Fund) and BlackRock International Index V.I. Fund (Acquiring Fund)

The Target Fund and the Acquiring Fund employ similar principal investment strategies to achieve their respective objectives. Both Funds are index funds that track substantially identical indices published by MSCI; the Target Fund tracks the MSCI EAFE Free Index and the Acquiring Fund tracks the MSCI EAFE Index. The MSCI EAFE Free Index and the MSCI EAFE Index have the same constituents and performance; however, the MSCI EAFE Free Index has a different history than the MSCI EAFE Index in that it historically included adjusted free float calculations to capture investment restrictions previously imposed on foreign investors in certain countries. The principal difference between the Funds’ principal investment strategies is that, while both Funds are index funds, the Target Fund, under normal operating conditions, invests at least 90% of its net assets in stocks that are represented in the MSCI EAFE Free Index, while the Acquiring Fund invests at least 90% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index, such as derivatives. Another difference is that the Target Fund will invest in stocks that are represented in the MSCI EAFE Free Index in weights that approximate the relative composition of the securities contained in the MSCI EAFE Free Index, while the Acquiring Fund may not invest in all of the companies within a country represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index.

Large Cap Equity Index Fund (Target Fund) and BlackRock S&P 500 Index V.I. Fund (Acquiring Fund)

The Target Fund and the Acquiring Fund employ similar principal investment strategies to achieve their respective objectives. The principal difference between the Funds’ principal investment strategies is that, while both Funds are index funds that track the S&P 500, the Target Fund, under normal operating conditions, invests at least 90% of its net assets in stocks that are represented in the S&P 500, while the Acquiring Fund invests at least 80% of its assets in the common stocks represented in the S&P 500 and in derivative instruments linked to the S&P 500. Both Funds employ a full replication strategy; however, the Acquiring Fund may also employ a statistical sampling strategy if deemed cost efficient by BAL.

Money Market Fund (Target Fund) and BlackRock Government Money Market V.I. Fund (Acquiring Fund)

The Target Fund and the Acquiring Fund employ similar principal investment strategies to achieve their respective objectives. Each Fund is a government money market fund managed pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund seeks to maintain a net asset value (“net asset value” or “NAV”) of $1.00 per share. Each Fund seeks to achieve its investment objective by investing in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; the Funds invest in securities that present minimal credit risk. Each Fund invests at least 99.5% of its assets in cash, U.S. government securities and repurchase agreements that are fully collateralized. The Acquiring Fund has an 80% investment policy to invest in such U.S. government securities and repurchase agreements, while the Target Fund does not have an 80% investment policy. Each Fund is subject to the quality, liquidity and other requirements of Rule 2a-7.

Small Cap Equity Index Fund (Target Fund) and BlackRock Small Cap Index V.I. Fund (Acquiring Fund)

The Target Fund and the Acquiring Fund employ similar principal investment strategies to achieve their respective objectives. The principal difference between the Funds’ principal investment strategies is that, while both Funds are index funds that track the Russell 2000, the Target Fund, under normal operating conditions, invests at least 90% of its net assets in stocks that are represented in the Russell 2000, while the Acquiring Fund invests at least 90% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000, such as derivatives. Another difference is that the Target Fund will invest in stocks that are represented in the Russell 2000 in weights that approximate the relative composition of the securities contained in the Russell 2000, while the Acquiring Fund may invest in stocks that are included in the Russell 2000 but in different weightings than represented in the Russell 2000.

Stock and Bond Balanced Fund (Target Fund) and BlackRock iShares® Dynamic Allocation V.I. Fund (Acquiring Fund)

While both Funds are funds-of-funds, they employ different investment strategies to achieve their respective objectives. The principal difference between the Funds’ principal investment strategies is that the Target Fund invests substantially all of its assets in shares of Large Cap Equity Index Fund and Bond Fund, other series of the Target Trust, while the Acquiring Fund invests in a portfolio of underlying exchange-traded funds (“ETFs”) that seek to track equity, fixed-income and alternative indices. To achieve their respective objectives, the Target Fund maintains approximately 60% of its assets in shares of Large Cap Equity Index Fund and 40% of its assets in shares of Bond Fund, while the Acquiring Fund invests at least 80% of its net assets plus any borrowings for investment purposes in iShares® ETFs. As suggested by its name, the Acquiring Fund is managed dynamically, which means that the Acquiring Fund’s allocations to the equity, fixed-income and alternative asset classes will change based on tactical determinations made by the Acquiring Fund’s investment manager and in response to changing market conditions. The Acquiring Fund will tactically shift its portfolio weightings among, and within, the different asset classes in which it invests to take advantage of changing market opportunities and in response to changing market risk conditions as it seeks its investment objective. Also, unlike the Target Fund, the Acquiring Fund gains exposure to the commodity markets by investing in a Cayman subsidiary.

Trustee Approval and Structure of Reorganizations. The Board of Trustees of the Target Trust (the “Target Board” or the “Trustees”), including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Target Trust, unanimously approved each Reorganization.

Subject to approval by each Target Fund’s shareholders, each Reorganization provides for (i) the transfer and delivery of all of the assets of the applicable Target Fund to the corresponding Acquiring Fund in exchange for the assumption by such Acquiring Fund of certain stated liabilities of such Target Fund and newly-issued shares of such Acquiring Fund; (ii) the distribution of such shares (including fractional shares) of the Acquiring Fund by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust.

If a Reorganization is approved and completed, shareholders of the applicable Target Fund will receive Class I shares, including fractional shares, if any, of the corresponding Acquiring Fund that have the same aggregate net asset value as the shares of the Target Fund that they owned immediately prior to such Reorganization. Certain Acquiring Funds also offer Class II and/or Class III shares, which will not be issued in the Reorganizations. Share class selection was primarily based on shareholder eligibility requirements of each share class of both the Target Funds and the Acquiring Funds and on the lack of a distribution fee for each share class. In addition, similarities in shareholder services and expenses were considered.

Additional Information About BlackRock Total Return V.I. Fund. BlackRock Total Return V.I. Fund is a new series of BlackRock Variable Series Funds II, Inc. BlackRock Total Return V.I. Fund is expected to be the successor to a corresponding series of BlackRock Variable Series Funds, Inc. (the “Predecessor Fund”) pursuant to a reorganization (the “Shell Reorganization”). BlackRock Total Return V.I. Fund will have the same investment objective and strategies, portfolio management team and contractual arrangements as those of the Predecessor Fund. As a result of the proposed Shell Reorganization, BlackRock Total Return V.I. Fund will adopt the performance and financial history of the Predecessor Fund. The Shell Reorganization is being proposed in connection with a potential reconfiguration of the existing fund complexes overseen by the boards of directors/trustees of the BlackRock-advised funds.

The Shell Reorganization is not subject to shareholder approval and it is expected to take place in the third quarter of 2018. The proposed Reorganization of Bond Fund into BlackRock Total Return V.I. Fund is contingent upon, and will not close, until the closing of the Shell Reorganization.

Background and Reasons for the Proposed Reorganizations

SFIMC, after a review of the nature and goals of its mutual fund advisory business, determined to reduce the extent of its mutual fund advisory business activities. As a result of this review and in consideration of the nature of the Target Funds’ shareholder base, including the desire for State Farm Mutual Automobile Insurance Company (“SFMAIC”) agents to continue to maintain their relationship with those clients/shareholders, SFIMC presented the Target Board with information on possible strategic dispositions within its mutual fund business, including relating to the Target Funds. After considering and evaluating several possible prominent and well-managed mutual fund complexes, SFIMC recommended that the Target Board approve the Reorganization of each Target Fund with and into a corresponding Acquiring Fund.

The Target Board discussed and considered matters relating to the proposed Reorganizations at meetings held in the fourth quarter of 2017 and the first and second quarters of 2018 (collectively, the “State Farm Merger Evaluation Meetings”). During the course of the State Farm Merger Evaluation Meetings, the Target Board requested, received and discussed information from various parties, including from SFMAIC, SFIMC and BAL, regarding (i) the structure, terms and conditions and anticipated timeline of the Reorganizations; (ii) the rationale for the Reorganizations, as well as comparative data and information with respect to the Target Funds and Acquiring Funds; (iii) the expected impact of the Reorganizations on each Target Fund and its shareholders; (iv) BAL’s organization, personnel and affiliates; (v) BAL’s investment philosophy and process; (vi) BAL’s experience in providing investment advisory services to mutual funds; (vii) BAL’s operational, legal and compliance capabilities, as well as its financial conditions and resources; (viii) the services provided by, and BAL’s administration and oversight of, the Acquiring Funds’ third-party service providers; (ix) the key distribution channels and intermediary relationships for the Acquiring Funds; and (x) the composition and governance of the Acquiring Corporation’s Board of Directors (the “Acquiring Board”). The Target Board also received and considered information from counsel to the Independent Trustees of the Target Board regarding the duties of the Target Board in considering the Reorganizations. Additionally, the Target Board evaluated the proposed elimination of Stock and Bond Balanced Fund’s fundamental investment restriction regarding investments in other State Farm investment companies, its potential impact on Stock and Bond Balanced Fund and its shareholders, and the desirability of eliminating such restriction to align the portfolios of Stock and Bond Balanced Fund and BlackRock iShares® Dynamic Allocation V.I. Fund. During the course of the Target Board’s deliberations, the Independent Trustees were advised by and received assistance from their independent counsel, including in executive sessions. In addition, during several State Farm Merger Evaluation Meetings, the Independent Trustees of the Target Board met with a number of management personnel of BAL, as well as the Chief Compliance Officer of the Acquiring Corporations. In addition, the chair of the Acquiring Corporation and directors/trustees of certain other BlackRock mutual funds advised by BAL or its affiliates also met in person or via videoconference with the entire Target Board.

At a meeting held on May 23, 2018 at 8:00 a.m. (the “Approval Meeting”), the Target Board, including all of the Independent Trustees, unanimously approved each Agreement and Plan of Reorganization and the elimination of Stock and Bond Balanced Fund’s fundamental investment restriction regarding investments in other State Farm registered investment companies and voted to recommend that the shareholders of each Target Fund also approve the applicable Agreement and Plan of Reorganization and the elimination of such fundamental investment restriction with respect to Stock and Bond Balanced Fund. The Target Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Target Board at the Approval Meeting, each Reorganization would be in the best interests of the applicable Target Fund and that the interests of existing shareholders of each Target Fund would not be diluted as a result of such Reorganization. The Target Board’s determinations were based on a comprehensive evaluation of the information provided to them. During the review, the Target Board did not identify any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization of each Target Fund into the corresponding Acquiring Fund, the Target Board considered a number of factors presented at the time of the State Farm Merger Evaluation Meetings, including, but not limited to, the following:

•	The reputation, financial strength and resources of BAL;

•	The investment experience, expertise, personnel, operations and compliance program of BAL and its parent company, BlackRock, Inc.;

•

The investment objective, principal investment strategies, and risks of the Target Funds are similar or substantially similar to the investment objective, principal investment strategies, and risks of the Acquiring Funds, except for Stock and Bond Balanced Fund and BlackRock iShares® Dynamic Allocation V.I. Fund which employ different principal investment strategies and risks in seeking to achieve their respective investment objective;

•	The current asset allocation of the Target Funds and the Acquiring Funds;

•	The fundamental and non-fundamental investment restrictions of the Target Funds and the Acquiring Funds;

•	The portfolio managers of the sub-adviser currently managing certain of the Target Funds will serve as the portfolio managers of the Combined Funds;

•	The current sub-adviser of the Target Funds, BFA, is an affiliate of the investment adviser of the Acquiring Funds;

•

The advisory fee rate to be paid by the Combined Funds (after any applicable waiver) is lower than the current advisory fee rate paid by the Target Funds, except for Stock and Bond Balanced Fund, which currently does not pay a management fee and Money Market Fund, for which the corresponding Combined Fund will have a higher advisory fee rate than currently paid by Money Market Fund; however, such Combined Fund will have a lower overall annual expense ratio (after waivers and expense reimbursements) following the proposed Reorganization;

•	The nature, quality and extent of the services to be provided by BAL to the Combined Funds;

•

BAL’s commitment that annual total expense ratios of the Combined Funds (after waivers and expense reimbursements) will be equal to, or lower than, the annual total expense ratios (after waivers and expense reimbursements but excluding the effect of any voluntary expense limitations) of the Target Funds until at least April 30, 2021;

•	The features of BAL’s expense recapture program and the anticipated impact of the program, if any, on the Target Funds following the Reorganization;

•	The differences in rights and privileges between the Target Funds’ share classes and the corresponding Acquiring Funds’ share classes;

•

There is not expected to be any diminution in the nature, quality and extent of services provided to the Combined Funds and their shareholders from the services provided to the Target Funds and their shareholders as a result of the Reorganizations, including the transition from the Target Funds’ current service providers to the Acquiring Funds’ service providers;

•

The historical performance records of the Target Funds and the Acquiring Funds (or, in the case of BlackRock Total Return V.I. Fund, its predecessor), except for BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund, which are newly organized and do not have any performance history;

•	The access to BAL’s and/or BRIL’s distribution channels may create the potential for broader asset growth and a more stable asset base;

•

Shareholders of the Target Funds are expected to face no adverse tax consequences as a result of the Reorganizations aside from any capital gains distributions resulting from any repositioning of the Target Funds’ portfolio holdings;

•

The disposition of all of the holdings of Stock and Bond Balanced Fund in preparation for its Reorganization and the potential transaction costs relating to the realignment of Stock and Bond Balanced Fund’s portfolio as a result of the proposed Reorganization;

•	The composition and qualifications of the Acquiring Board;

•	The terms and conditions of each Agreement and Plan of Reorganization;

•

All costs associated with the Target Funds’ participation in the proposed Reorganizations are expected to be borne by SFIMC or its affiliates as a result of the Target Funds’ expense limitation and/or SFIMC’s agreement that the current shareholders will not bear any costs of the Reorganizations (other than any portfolio transaction costs relating to any realignment of a Target Fund’s portfolio with that of the corresponding Acquiring Fund, particularly with respect to Stock and Bond Balanced Fund, prior to and/or after the Reorganization);

•	No sales charge, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the proposed Reorganizations;

•

The difference in the corporate structure of the Target Trust, which is a Delaware statutory trust, and the Acquiring Corporation, which is a Maryland corporation, is not anticipated to negatively affect shareholders;

•	Possible alternatives to the Reorganizations, including the liquidation of the Target Funds.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Target Board, including all of the Independent Trustees, unanimously approved the Reorganizations, concluding that the Reorganizations are in the best interests of each Target Fund and that the interests of existing shareholders of each Target Fund would not be diluted as a result of a Reorganization. This determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to each Target Fund and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

The Target Board, including all of the Independent Trustees, unanimously recommends that you vote “FOR” Proposal 1a, 1b, 1c, 1d, 1e and/or 1f, as applicable.

Investment Objectives and Principal Investment Strategies

Comparison of Bond Fund (Target Fund) and BlackRock Total Return V.I. Fund (Acquiring Fund)

Investment Objectives. The investment objectives of Bond Fund and BlackRock Total Return V.I. Fund are substantially similar. The investment objective of Bond Fund is to seek to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The investment objective of BlackRock Total Return V.I. Fund is to maximize total return, consistent with income generation and prudent investment management. The investment objective of Bond Fund is non-fundamental, which means that it may be changed without the approval of its shareholders. The investment objective of BlackRock Total Return V.I. Fund is fundamental, which means that it may not be changed without the approval of a majority of its shareholders. Following completion of the Reorganization, the Combined Fund will have the same fundamental investment objective as BlackRock Total Return V.I. Fund.

Principal Investment Strategies. Bond Fund and BlackRock Total Return V.I. Fund employ similar principal investment strategies in seeking to achieve their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Bond Fund	BlackRock Total Return V.I. Fund
• The Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. Government and agency obligations and mortgage backed securities.	• The Fund invests primarily in a diversified portfolio of investment grade fixed-income securities.

•  Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that SFIMC has determined to be of comparable quality. The Fund may invest in any of the following instruments: corporate debt securities, U.S. Government debt securities, foreign government debt securities, asset-backed and mortgage-backed securities and other issuer debt securities.

•  Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities. The Fund typically invests at least 90% of its assets in fixed-income securities. The fixed-income securities in which the Fund may invest consist of: U.S. Government debt securities, corporate debt securities issued by U.S. and foreign companies, asset-backed securities, mortgage-backed securities, preferred securities issued by U.S. and foreign companies, corporate debt securities and preferred securities convertible into common stock, foreign sovereign debt instruments and money market securities.

• The Fund generally seeks to maintain a dollar weighted average portfolio duration of less than six years.	• The Fund may invest in fixed-income securities of any duration or maturity.

•  The Fund may invest up to 20% of its assets in non-investment grade debt securities and preferred stocks that are convertible into common stock as well as nonconvertible preferred stocks or securities.

•  The Fund may invest up to 20% of its net assets in fixed-income securities that are rated below investment grade (commonly called “junk bonds”) by the NRSROs, including Moody’s Investors Service, Inc., S&P Global Ratings or Fitch Ratings, Inc., or in unrated securities of equivalent credit quality. Split rated bonds will be considered to have the higher credit rating.

• The Fund invests in investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars.

•  The Fund may invest up to 30% of its net assets in securities of foreign issuers, of which 20% (as a percentage of the Fund’s net assets) may be in emerging markets issuers. Investments in U.S. dollar-denominated securities of foreign issuers, excluding issuers from emerging markets, are permitted beyond the 30% limit. This means that the Fund may invest in U.S. dollar-denominated securities of foreign issuers without limit.

Bond Fund	BlackRock Total Return V.I. Fund

•  The Fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps for hedging purposes, as well as to increase the return on its portfolio investments.

•  The Fund may invest in credit linked notes, credit linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities.

• The Fund may invest up to 15% of its net assets in collateralized debt obligations, of which 10% (as a percentage of the Fund’s net assets) may be in collateralized loan obligations.

Comparison. The principal investment strategies of Bond Fund and BlackRock Total Return V.I. Fund are similar, although there are some differences. Each Fund primarily invests in investment grade fixed-income securities, with Bond Fund investing primarily in investment grade bonds issued by U.S. companies and BlackRock Total Return V.I. Fund investing primarily in a diversified portfolio of investment grade fixed-income securities. Each Fund also, under normal circumstances, invests at least 80% of its assets in fixed-income securities. One difference, however, is that Bond Fund’s 80% investment policy is more restrictive than that of BlackRock Total Return V.I. Fund as it only applies to bonds that are investment grade or bonds that are not rated, but that SFIMC has determined to be of comparable quality. BlackRock Total Return V.I. Fund does not have this investment-grade limitation on the types of fixed-income securities that are included within its 80% investment policy, and it typically invests at least 90% of its assets in fixed-income securities.

Another difference is that Bond Fund generally seeks to maintain a dollar weighted average portfolio duration of less than six years, whereas BlackRock Total Return V.I. Fund may invest in fixed-income securities of any duration or maturity and does not have a policy with respect to average portfolio duration. Each Fund may invest up to 20% of its assets in junk bonds. Bond Fund may invest up to 20% of its assets in preferred stocks that are convertible into common stock as well as nonconvertible preferred stocks or securities, while BlackRock Total Return V.I. Fund may invest in such securities without limitation. Both Funds may invest without limit in U.S. dollar-denominated debt securities of foreign issuers. BlackRock Total Return V.I. Fund may invest up to 30% of its net assets in non-U.S. dollar-denominated securities of foreign issuers. It may also invest up to 20% (as a percentage of the Fund’s net assets) in non-U.S. and U.S. dollar-denominated securities of emerging markets issuers.

BlackRock Total Return V.I. Fund may invest in derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps. It may also invest in credit linked notes, credit linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. BlackRock Total Return V.I. Fund may invest up to 15% of its net assets in collateralized debt obligations, of which 10% (as a percentage of the Fund’s net assets) may be in collateralized loan obligations. As noted in the chart above, Bond Fund does not invest in derivatives, credit-linked securities or collateralized debt obligations as part of its principal investment strategies.

Comparison of International Equity Index Fund (Target Fund) and BlackRock International Index V.I. Fund (Acquiring Fund)

Investment Objectives. The investment objectives of International Equity Index Fund and BlackRock International Index V.I. Fund are substantially similar. The investment objective of International Equity Index Fund seeks to match performance of the MSCI EAFE Free Index by investing in some of the stocks found in the MSCI EAFE Free Index. The investment objective of BlackRock International Index V.I. Fund is to seek to match the performance of the MSCI EAFE Index in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses. The investment objective of each of the Funds is non-fundamental, which means that it may be changed without the approval of the respective Fund’s shareholders. Following completion of the Reorganization, the Combined Fund will have the same non-fundamental investment objective as BlackRock International Index V.I. Fund.

Principal Investment Strategies. International Equity Index Fund and BlackRock International Index V.I. Fund employ similar principal investment strategies in seeking to achieve their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

International Equity Index Fund	BlackRock International Index V.I. Fund

•  Under normal operating conditions, the Fund seeks to invest at least 90% of its net assets in stocks that are represented in the MSCI EAFE Free Index and will at all times invest a substantial portion of its total assets in such stocks.

•  The Fund will be substantially invested in securities in the MSCI EAFE Index, and will invest, under normal circumstances, at least 90% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index.

• The Fund attempts to hold a representative sample of the securities in the MSCI EAFE Free Index.	• The Fund invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index.

• The Fund will invest in stocks that are represented in the MSCI EAFE Free Index in weights that approximate the relative composition of the securities contained in the Index.

•  The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index.

Comparison. The principal investment strategies of International Equity Index Fund and BlackRock International Index V.I. Fund are substantially similar, although there are some differences. Both Funds are index funds that track substantially identical indices published by MSCI; International Equity Index Fund tracks the MSCI EAFE Free Index and BlackRock International Index V.I. Fund tracks the MSCI EAFE Index. The principal difference between the Funds is that International Equity Index Fund, under normal operating conditions, invests at least 90% of its net assets in stocks that are represented in the MSCI EAFE Free Index, while BlackRock International Index V.I. Fund will invest at least 90% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index. BlackRock International Index V.I. Fund will invest in derivative instruments linked to the MSCI EAFE Index whereas International Equity Index Fund does not invest in derivatives as part of its principal investment strategies. Another difference is that International Equity Index Fund will invest in stocks that are represented in the MSCI EAFE Free Index in weights that approximate the relative composition of the securities contained in the Index, while BlackRock International Index V.I. Fund, even though it invests under normal circumstances in all of the countries represented in the MSCI EAFE Index, may not invest in all of the companies within a country represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index.

Comparison of Large Cap Equity Index Fund (Target Fund) and BlackRock S&P 500 Index V.I. Fund (Acquiring Fund)

Investment Objectives. The investment objectives of Large Cap Equity Index Fund and BlackRock S&P 500 Index V.I. Fund are substantially similar. The investment objective of Large Cap Equity Index Fund is to seek to match performance of the S&P 500 by investing in the securities that make up the S&P 500. The investment objective of BlackRock S&P 500 Index V.I. Fund is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the S&P 500. The investment objective of Large Cap Equity Index Fund is non-fundamental, which means that it may be changed without the approval of its shareholders. The investment objective of BlackRock S&P 500 Index V.I. Fund is fundamental, which means that it may not be changed without the approval of a majority of its shareholders. Following completion of the Reorganization, the Combined Fund will have the same fundamental investment objective as BlackRock S&P 500 Index V.I. Fund.

Principal Investment Strategies. Large Cap Equity Index Fund and BlackRock S&P 500 Index V.I. Fund employ similar principal investment strategies in seeking to achieve their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Large Cap Equity Index Fund	BlackRock S&P 500 Index V.I. Fund
• Under normal operating conditions, the Fund seeks to invest at least 90% of its net assets in stocks that are represented in the S&P 500.	• Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500 and in derivative instruments linked to the S&P 500.

• The Fund invests in substantially all of the securities that make up the S&P 500 and invests in these securities in proportions that match, approximately, the weightings of the S&P 500.

•  The Fund will generally invest in all 500 stocks in the S&P 500 in roughly the same proportions as their weightings in the S&P 500; however, when BAL believes it would be cost efficient, it is authorized to deviate from full replication and to instead invest in a statistically selected sample of the five hundred stocks in the S&P 500 that has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 500 as a whole.

• The Fund may invest in derivative instruments, and will normally invest a portion of its assets in options and futures contracts linked to the performance of the S&P 500.

Comparison. The principal investment strategies of Large Cap Equity Index Fund and BlackRock S&P 500 Index V.I. Fund are substantially similar, although there are some differences. The principal difference between the Funds’ principal investment strategies is that, while both Funds are index funds that track the S&P 500, Large Cap Equity Index Fund, under normal operating conditions, invests at least 90% of its net assets in stocks that are represented in the S&P 500, while BlackRock S&P 500 Index V.I. Fund invests at least 80% of its assets in the common stocks represented in the S&P 500 and in derivative instruments linked to the S&P 500, such as options and futures contracts. Large Cap Equity Index Fund does not invest in derivatives. In addition, while both Funds employ a full replication strategy, BlackRock S&P 500 Index V.I. Fund may employ a statistical sampling strategy if it is deemed cost efficient by BAL.

Comparison of Money Market Fund (Target Fund) and BlackRock Government Money Market V.I. Fund (Acquiring Fund)

Investment Objectives. The investment objectives of Money Market Fund and BlackRock Government Money Market V.I. Fund are substantially similar. The investment objective of Money Market Fund is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The investment objective of BlackRock Government Money Market V.I. Fund is to seek to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing. The investment objective of Money Market Fund is non-fundamental, which means that it may be changed without the approval of its shareholders. The investment objective of BlackRock Government Money Market V.I. Fund is fundamental, which means that it may not be changed without the approval of a majority of its shareholders. Following completion of the Reorganization, the Combined Fund will have the same fundamental investment objective as BlackRock Government Money Market V.I. Fund.

Principal Investment Strategies. Money Market Fund and BlackRock Government Money Market V.I. Fund employ similar principal investment strategies in seeking to achieve their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Money Market Fund	BlackRock Government Money Market V.I. Fund
• The Fund seeks to maintain a net asset value of $1.00 per share.	• The Fund seeks to maintain a net asset value of $1.00 per share.

• The Fund intends to qualify as a “government money market fund” as defined in, or interpreted in accordance with, Rule 2a-7 under the 1940 Act.

•  The Fund is a government money market fund managed pursuant to Rule 2a-7. The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act and other rules of the SEC.

•  The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less. The Fund will only buy securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation.

•  The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

• The Fund seeks to invest in securities that present minimal credit risk.	• The Fund will only purchase securities that present minimal credit risk as determined by BAL pursuant to guidelines approved by the Fund’s Board of Directors.

•  Under normal conditions, the Fund invests its assets primarily (at least 99.5%) in: debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities, cash and repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

•  The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The U.S. Government securities in which the Fund invests may include variable and floating rate instruments, and the Fund may transact in U.S. Government securities on a when-issued and delayed delivery basis.

Money Market Fund	BlackRock Government Money Market V.I. Fund

•  The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations.

Comparison. The principal investment strategies of Money Market Fund and BlackRock Government Money Market V.I. Fund are substantially similar, although there are some differences. Each Fund is a government money market fund that invests in compliance with the requirements of Rule 2a-7 under the 1940 Act. Each Fund seeks to maintain a net asset value of $1.00 per share. Each Fund seeks to achieve its investment objective by investing in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; the Funds invest in securities that present minimal credit risk. Both Funds are subject to the quality, liquidity and other requirements of Rule 2a-7 applicable to a government money market fund. Both Funds invest at least 99.5% of their assets in cash, U.S. government securities and repurchase agreements that are fully collateralized.

BlackRock Government Money Market V.I. Fund has a fundamental investment policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. Money Market Fund does not have a comparable fundamental investment policy.

Comparison of Small Cap Equity Index Fund (Target Fund) and BlackRock Small Cap Index V.I. Fund (Acquiring Fund)

Investment Objectives. The investment objectives of Small Cap Equity Index Fund and BlackRock Small Cap Index V.I. Fund are substantially similar. The investment objective of Small Cap Equity Index Fund seeks to match performance of the Russell 2000 by investing in some of the stocks found in the Russell 2000. The investment objective of BlackRock Small Cap Index V.I. Fund is to seek to match the performance of the Russell 2000 as closely as possible before the deduction of Fund expenses. The investment objective of each of the Funds is non-fundamental, which means that it may be changed without the approval of the respective Fund’s shareholders. Following completion of the Reorganization, the Combined Fund will have the same non-fundamental investment objective as BlackRock Small Cap Index V.I. Fund.

Principal Investment Strategies. Small Cap Equity Index Fund and BlackRock Small Cap Index V.I. Fund employ similar principal investment strategies in seeking to achieve their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Small Cap Equity Index Fund	BlackRock Small Cap Index V.I. Fund

•  Under normal operating conditions, the Fund seeks to invest at least 90% of its net assets in stocks that are represented in the Russell 2000 and will at all times invest a substantial portion of its total assets in such stocks.

•  The Fund will be substantially invested in securities in the Russell 2000, and will invest, under normal circumstances, at least 90% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000.

Small Cap Equity Index Fund	BlackRock Small Cap Index V.I. Fund
• The Fund attempts to hold a representative sample of the securities in the Russell 2000.	• The Fund may invest in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000.

• The Fund will invest in stocks that are represented in the Russell 2000 in weights that approximate the relative composition of the securities contained in the index.	• The Fund may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000.

Comparison. The principal investment strategies of Small Cap Equity Index Fund and BlackRock Small Cap Index V.I. Fund are substantially similar, although there are some differences. The principal difference between the Funds is that, while both Funds are index funds that track the Russell 2000, Small Cap Equity Index Fund, under normal operating conditions, invests at least 90% of its net assets in stocks that are represented in the Russell 2000, while BlackRock Small Cap Index V.I. Fund will invest, under normal circumstances, at least 90% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000. BlackRock Small Cap Index V.I. Fund will invest in derivative instruments linked to the Russell 2000, whereas Small Cap Equity Index Fund does not invest in such derivatives. Another difference is that Small Cap Equity Index Fund will invest in stocks that are represented in the Russell 2000 in weights that approximate the relative composition of the securities contained in the index, while BlackRock Small Cap Index V.I. Fund may invest in stocks that are included in the Russell 2000 but in different weightings than represented in the Russell 2000.

Comparison of Stock and Bond Balanced Fund (Target Fund) and BlackRock iShares® Dynamic Allocation V.I. Fund (Acquiring Fund)

Investment Objectives. The investment objectives of Stock and Bond Balanced Fund and BlackRock iShares® Dynamic Allocation V.I. Fund are similar. The investment objective of Stock and Bond Balanced Fund is to seek long-term growth of capital, balanced with current income. The investment objective of BlackRock iShares® Dynamic Allocation V.I. Fund is to seek to provide total return. The investment objective of each of the Funds is non-fundamental, which means that it may be changed without the approval of the respective Fund’s shareholders. Following completion of the Reorganization, the Combined Fund will have the same non-fundamental investment objective as BlackRock iShares® Dynamic Allocation V.I. Fund.

Principal Investment Strategies. Stock and Bond Balanced Fund and BlackRock iShares® Dynamic Allocation V.I. Fund employ different principal investment strategies in seeking to achieve their respective objectives. The differences of the principal investment strategies of the Funds are described in the chart below.

Stock and Bond Balanced Fund	BlackRock iShares® Dynamic Allocation V.I. Fund
• The Fund is a fund-of-funds that invests substantially all of its assets in shares of the Large Cap Equity Index Fund and the Bond Fund, other series of the Target Trust.	• The Fund is a fund-of-funds that attempts to achieve its investment objective by investing in a portfolio of underlying ETFs that seek to track equity, fixed-income and alternative indices.

•  The Fund attempts to maintain approximately 60% of its assets in shares of the Large Cap Equity Index Fund and 40% of its assets in shares of the Bond Fund. The Fund never invests more than 75% of its net assets in either underlying Fund.

• Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in iShares® ETFs.

Stock and Bond Balanced Fund	BlackRock iShares® Dynamic Allocation V.I. Fund

•  The Fund generally expects to invest between 20% and 80% of its portfolio in equity ETFs, between 10% and 70% of its portfolio in fixed-income ETFs and up to 30% of its portfolio in ETFs that employ alternative investment strategies.

•  The Fund will be managed dynamically which means that the Fund’s allocations to these asset classes will change based on tactical determinations made by the Fund’s investment manager and in response to changing market conditions. The Fund will tactically shift its portfolio weightings among, and within, the different asset classes in which it invests to take advantage of changing market opportunities and in response to changing market risk conditions as it seeks its investment objectives.

•  The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in underlying ETFs that primarily invest in commodities. The Fund may gain this exposure to commodity markets by investing in iShares Dynamic Allocation V.I. Fund (Cayman), a subsidiary of the Fund (the “Subsidiary”). The Fund will limit its investments in the Subsidiary to 25% of its total assets.

Comparison. While both Funds are funds-of-funds, they employ different principal strategies to achieve their respective objectives. The principal difference between the Funds’ principal investment strategies is that Stock and Bond Balanced Fund invests substantially all of its assets in shares of Large Cap Equity Index Fund and Bond Fund, other series of the Target Trust, while BlackRock iShares® Dynamic Allocation V.I. Fund invests in a portfolio of underlying ETFs that seek to track equity, fixed-income and alternative indices. To achieve their respective objectives, Stock and Bond Balanced Fund maintains approximately 60% of its assets in shares of Large Cap Equity Index Fund and 40% of its assets in shares of Bond Fund, while BlackRock iShares® Dynamic Allocation V.I. Fund invests at least 80% of its net assets plus any borrowings for investment purposes in iShares® ETFs. As suggested by its name, BlackRock iShares® Dynamic Allocation V.I. Fund is managed dynamically. Also, unlike Stock and Bond Balanced Fund, BlackRock iShares® Dynamic Allocation V.I. Fund gains exposure to the commodity markets by investing in a Cayman subsidiary.

Fees and Expenses

If a Reorganization is approved and completed, shareholders of each Target Fund will receive Class I shares, including fractional shares, if any, of the corresponding Acquiring Fund.

Fee Tables as of December 31, 2017 (unaudited) or Commencement of Operations (unaudited)

The fee tables below provide information about the fees and expenses attributable to each Target Fund and Class I shares of the corresponding Acquiring Fund, assuming the relevant Reorganization had taken place on December 31, 2017, and the estimated pro forma fees and expenses attributable to the Class I shares of each pro forma Combined Fund. The percentages presented in the fee tables for each of the Funds (other than BlackRock Total Return V.I. Fund, BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund) are based on fees and expenses incurred by the Funds during the 12-month period ended December 31, 2017 (unaudited), with restatements to reflect certain changes to the contractual expense caps, if applicable, after such period. In the case of BlackRock Total Return V.I. Fund, the percentages presented in the fee table are based on fees and expenses incurred by the Predecessor Fund. For each of BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund, the fees and expenses of the applicable Acquiring Fund and pro forma Combined Fund are based on the estimated fees and expenses of the Acquiring Fund as of the commencement of operations of the Acquiring Fund, as each such Acquiring Fund is recently organized and had no outstanding shares as of December 31, 2017. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Acquiring Fund as of December 31, 2017, see “Other Information—Capitalization.”

Fee Table of Bond Fund (Target Fund) (as of December 31, 2017) (unaudited), BlackRock Total Return V.I. Fund (Acquiring Fund) (as of December 31, 2017) (unaudited) and the Pro Forma Combined Fund (as of December 31, 2017) (unaudited)

	Bond Fund (Target Fund)(1) Shares	BlackRock Total Return V.I. Fund (Acquiring Fund) Class I shares	Pro Forma (Combined Fund) Class I shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%	0.45%(2)	0.43%(4)
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.10%	0.49%	0.38%(5)
Interest Expense	—	0.12%	0.12%
Miscellaneous Other Expenses	0.10%	0.37%	0.26%
Total Annual Fund Operating Expenses	0.60%	0.94%	0.81%
Fee Waivers and/or Expense Reimbursements	—	(0.20)%(2),(3)	(0.21)%(4),(6),(7)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.60%	0.74%(2),(3)	0.60%(4),(6),(7)

(1)	Shareholders of the Target Fund will receive Class I shares of the Acquiring Fund in connection with the Reorganization.

(2)

BAL has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BAL or its affiliates that have a contractual management fee, through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds II, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(3)

BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 1.25% of average daily net assets through April 30, 2019. BAL has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% of average daily net assets through April 30, 2019. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds II, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(4)

BAL has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BAL or its affiliates that have a contractual management fee, through April 30, 2021, effective upon the closing of the Reorganization of the Target Fund into the Acquiring Fund. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds II, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(5)	Other Expenses are based on estimated amounts for the current fiscal year.

(6)

BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 0.60% of average daily net assets through April 30, 2021, effective upon the closing of the Reorganization of the Target Fund into the Acquiring Fund. BAL has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% of average daily net assets through April 30, 2021. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds II, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(7)

BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (including Interest Expense, and excluding Dividend Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 0.60% of average daily net assets through April 30, 2021, effective upon the closing of the Reorganization of the Target Fund into the Acquiring Fund. BAL has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% of average daily net assets through April 30, 2021. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds II, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2017) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Bond Fund (Target Fund) Shares	$61	$192	$335	$750
BlackRock Total Return V.I. Fund (Acquiring Fund) Class I shares	$76	$280	$501	$1,136
Pro Forma Combined Fund Class I shares	$61	$215	$407	$962

Fee Table of International Equity Index Fund (Target Fund) (as of December 31, 2017) (unaudited),

BlackRock International Index V.I. Fund (Acquiring Fund) (as of the commencement of operations) (unaudited) and the Pro Forma Combined Fund (as of the commencement of operations of the Acquiring Fund) (unaudited)

	International Equity Index Fund (Target Fund)(1) Shares	BlackRock International Index V.I. Fund (Acquiring Fund)(2) Class I shares		Pro Forma (Combined Fund) Class I shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%	0.08	%(3)	0.08	%(3)
Distribution (12b-1) Fees	None	None		None
Other Expenses	0.12%	0.18	%(4)	0.18	%(4)
Total Annual Fund Operating Expenses	0.27%	0.26	%(3),(5)	0.26	%(3),(5)
Fee Waivers and/or Expense Reimbursements	—	—		—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.27%	0.26	%(3),(5)	0.26	%(3),(5)

(1)	Shareholders of the Target Fund will receive Class I shares of the Acquiring Fund in connection with the Reorganization.

(2)	BlackRock International Index V.I. Fund had not commenced operations as of December 31, 2017.

(3)

BAL has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed income mutual funds and ETFs managed by BAL or its affiliates that have a contractual management fee, through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(4)	Other Expenses are based on estimated amounts for the current fiscal year.

(5)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 74, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 0.27% of average daily net assets through April 30, 2021. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. BAL has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2021. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2017) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
International Equity Index Fund (Target Fund) Shares	$28	$87	$152	$343
BlackRock International Index V.I. Fund (Acquiring Fund) Class I shares	$27	$84	$146	$331
Pro Forma Combined Fund Class I shares	$27	$84	$146	$331

Fee Table of Large Cap Equity Index Fund (Target Fund) (as of December 31, 2017) (unaudited),

BlackRock S&P 500 Index V.I. Fund (Acquiring Fund) (as of December 31, 2017) (unaudited)

and the Pro Forma Combined Fund (as of December 31, 2017) (unaudited)

	Large Cap Equity Index Fund (Target Fund)(1) Shares	BlackRock S&P 500 Index V.I. Fund (Acquiring Fund) Class I shares		Pro Forma (Combined Fund)* Class I shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.07	%(2),(3)	0.07	%(2)
Distribution (12b-1) Fees	None	None		None
Other Expenses	0.05%	0.09	%(4)	0.08	%(5)
Total Annual Fund Operating Expenses	0.15%	0.16	%**	0.15%
Fee Waivers and/or Expense Reimbursements	—	(0.01	)%(2),(6)	—	(2),(6)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.15%	0.15	%(2),(6)	0.15	%(2),(6)

(1)	Shareholders of the Target Fund will receive Class I shares of the Acquiring Fund in connection with the Reorganization.

(2)

BAL has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BAL or its affiliates that have a contractual management fee, through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(3)	The Management Fee has been restated to reflect current fees.

(4)	Other Expenses for Class I shares of the Acquiring Fund have been restated to reflect current fees.

(5)	Other Expenses are based on estimated amounts for the current fiscal year.

(6)

BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 0.15% of average daily net assets through April 30, 2021. BAL has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2021. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

*

These estimated pro forma fees and expenses have been adjusted for, and take into account, the completed reorganization of a non-State Farm variable mutual fund into the Acquiring Fund that closed on April 23, 2018 (the “non-State Farm Reorganization”).

**

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report for Class I Shares which do not include the restatement of Management Fees or Other Expenses to reflect current fees.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2017) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year		Three Years		Five Years		Ten Years
Large Cap Equity Index Fund (Target Fund) Shares	$15		$48		$85		$192
BlackRock S&P 500 Index V.I. Fund (Acquiring Fund) Class I shares	$15		$48		$87		$201
Pro Forma Combined Fund Class I shares	$15	*	$48	*	$85	*	$192	*

*	These estimated pro forma expenses have been adjusted for, and take into account, the non-State Farm Reorganization.

Fee Table of Money Market Fund (Target Fund) (as of December 31, 2017) (unaudited),

BlackRock Government Money Market V.I. Fund (Acquiring Fund) (as of December 31, 2017) (unaudited) and the Pro Forma Combined Fund (as of December 31, 2017) (unaudited)

	Money Market Fund (Target Fund)(1) Shares		BlackRock Government Money Market V.I. Fund (Acquiring Fund) Class I shares		Pro Forma (Combined Fund) Class I shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%		0.50%		0.50%
Distribution (12b-1) Fees	None		None		None
Other Expenses	0.31%		0.22%		0.19	%(4)
Acquired Fund Fees and Expenses	0.01	%(2)	None		None
Total Annual Fund Operating Expenses	0.42%		0.72%		0.69%
Fee Waivers and/or Expense Reimbursements	—		(0.42	)%(3)	(0.39	)%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.42%		0.30	%(3)	0.30	%(5)

(1)	Shareholders of the Target Fund will receive Class I shares of the Acquiring Fund in connection with the Reorganization.

(2)

“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Target Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Target Fund Prospectus, which reflects the operating expenses of the Target Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(3)

BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 0.30% of average daily net assets through April 30, 2019. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(4)	Other Expenses are based on estimated amounts for the current fiscal year.

(5)

BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 0.30% of average daily net assets through April 30, 2021, effective upon the closing of the Reorganization of the Target Fund into the Acquiring Fund. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2017) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Money Market Fund (Target Fund) Shares	$43	$135	$235	$530
BlackRock Government Money Market V.I. Fund (Acquiring Fund) Class I shares	$31	$188	$359	$855
Pro Forma Combined Fund Class I shares	$31	$140	$305	$783

Fee Table of Small Cap Equity Index Fund (Target Fund) (as of December 31, 2017) (unaudited),

BlackRock Small Cap Index V.I. Fund (Acquiring Fund) (as of the commencement of operations) (unaudited) and the Pro Forma Combined Fund (as of the commencement of operations of the Acquiring Fund) (unaudited)

	Small Cap Equity Index Fund (Target Fund)(1) Shares	BlackRock Small Cap Index V.I. Fund (Acquiring Fund)(2) Class I shares		Pro Forma (Combined Fund) Class I shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.13%	0.08	%(3)	0.08	%(3)
Distribution (12b-1) Fees	None	None		None
Other Expenses	0.10%	0.14	%(4)	0.14	%(4)
Total Annual Fund Operating Expenses	0.23%	0.22%		0.22%
Fee Waivers and/or Expense Reimbursements	—	—	(3),(5)	—	(3),(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.23%	0.22	%(3),(5)	0.22	%(3),(5)

(1)	Shareholders of the Target Fund will receive Class I shares of the Acquiring Fund in connection with the Reorganization.

(2)	BlackRock Small Cap Index V.I. Fund had not commenced operations as of December 31, 2017.

(3)

BAL has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BAL or its affiliates that have a contractual management fee, through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(4)	Other Expenses are based on estimated amounts for the current fiscal year.

(5)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 74, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 0.22% of average daily net assets through April 30, 2021. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. BAL has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2021. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2017) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Small Cap Equity Index Fund (Target Fund) Shares	$24	$74	$130	$293
BlackRock Small Cap Index V.I. Fund (Acquiring Fund) Class I shares	$23	$71	$124	$280
Pro Forma Combined Fund Class I shares	$23	$71	$124	$280

Fee Table of Stock and Bond Balanced Fund (Target Fund) (as of December 31, 2017) (unaudited),

BlackRock iShares® Dynamic Allocation V.I. Fund (Acquiring Fund) (as of December 31, 2017) (unaudited) and the Pro Forma Combined Fund (as of December 31, 2017) (unaudited)

	Stock and Bond Balanced Fund (Target Fund)(1) Shares		BlackRock iShares® Dynamic Allocation V.I. Fund (Acquiring Fund) Class I shares		Pro Forma (Combined Fund) Class I shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None		0.15	%(2)	0.15	%(2)
Distribution (12b-1) Fees	None		None		None
Other Expenses	0.09%		0.79%		0.35%
Acquired Fund Fees and Expenses	0.31	%(3)	0.21	%(4)	0.21%
Total Annual Fund Operating Expenses	0.40%		1.15	%(4)	0.71%
Fee Waivers and/or Expense Reimbursements	—		(0.41	)%(2),(5)	(0.31	)%(2),(6)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.40%		0.74	%(2),(5)	0.40	%(2),(6)

(1)	Shareholders of the Target Fund will receive Class I shares of the Acquiring Fund in connection with the Reorganization.

(2)

The Management Fee payable by the Acquiring Fund is based on assets estimated to be attributable to the Acquiring Fund’s direct investments in fixed-income and equity securities and instruments, including ETFs advised by BAL or other investment advisers, other investments and cash and cash equivalents (including money market funds). BAL has contractually agreed to waive the Management Fee on assets estimated to be attributed to the Acquiring Fund’s investments in other equity and fixed-income mutual funds managed by BAL or its affiliates.

(3)

“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Target Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Target Fund’s Prospectus, which reflects the operating expenses of the Target Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(4)

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses.

(5)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 74, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 0.53% of average daily net assets through April 30, 2019. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(6)

As described in the “Comparison of the Funds—Investment Advisory and Management Agreements” subsection of this Combined Prospectus/Proxy Statement on page 74, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 0.19% of average daily net assets through April 30, 2021, upon the completion of the Reorganization of the Target Fund into the Acquiring Fund. The Fund may have to repay some of these waivers and/or reimbursements to BAL in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended December 31, 2017) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Stock and Bond Balanced Fund (Target Fund) Shares	$41	$128	$224	$505
BlackRock iShares® Dynamic Allocation V.I. Fund (Acquiring Fund) Class I shares	$76	$325	$593	$1,361
Pro Forma Combined Fund Class I shares	$41	$163	$332	$822

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance. During its most recent fiscal year ended December 31, 2017, each Fund (or in the case of BlackRock Total Return V.I. Fund, its Predecessor Fund) had the following portfolio turnover rate:

Fund	Rate
Bond Fund (Target Fund)	19%
BlackRock Total Return V.I. Fund (Acquiring Fund)	627%*
International Equity Index Fund (Target Fund)	4%
BlackRock International Index V.I. Fund (Acquiring Fund)	— **
Large Cap Equity Index Fund (Target Fund)	3%
BlackRock S&P 500 Index V.I. Fund (Acquiring Fund)	3%
Small Cap Equity Index Fund (Target Fund)	12%
BlackRock Small Cap Index V.I. Fund (Acquiring Fund)	— **
Stock and Bond Balanced Fund (Target Fund)	4%
BlackRock iShares® Dynamic Allocation V.I. Fund (Acquiring Fund)	48%

*	Reflects portfolio turnover rate of the Predecessor Fund.

**	The Fund is newly formed and has no portfolio turnover information.

U.S. Federal Income Tax Consequences

Each Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, if the Reorganizations so qualify, the Target Funds and the Acquiring Funds will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganizations (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Funds’ taxable year due to the Reorganizations or as a result of the transfer of certain assets). As a condition to the closing of the Reorganizations, the applicable Acquiring Corporation, on behalf of each relevant Acquiring Fund, and the Target Trust, on behalf of each Target Fund, will receive an opinion from Dechert LLP to the effect that the corresponding Reorganization will qualify as a tax-free reorganization under Section 368 of the Code. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

International Equity Index Fund, Large Cap Equity Index Fund, Money Market Fund and Small Cap Equity Index Fund

The portfolio managers of each of BlackRock International Index V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund and BlackRock Small Cap Index V.I. Fund do not anticipate disposing of, or requesting the disposition of, more than 5% of the holdings of International Equity Index Fund, Large Cap Equity Index Fund, Money Market Fund and Small Cap Equity Index Fund, respectively, in preparation for, or as a result of, the Reorganizations, other than in connection with the ordinary course of business. Consequently, minimal transaction costs are anticipated to be incurred in restructuring the portfolio holdings of these Target Funds in connection with their Reorganizations.

Stock and Bond Balanced Fund

While the portfolio managers of BlackRock iShares® Dynamic Allocation V.I. Fund do not anticipate disposing of a material portion of Stock and Bond Balanced Fund’s holdings following the closing of the Reorganization, if Proposal 2 is approved, they anticipate requesting the disposition of all of the holdings of the

Target Fund in preparation for the Reorganization. The extent of these sales is primarily due to the fact that the holdings of Stock and Bond Balanced Fund consist of the shares of Large Cap Equity Index Fund and Bond Fund, each of which SFIMC separately is proposing to reorganize into other mutual funds advised by BAL or its affiliates as set forth in this Combined Prospectus/Proxy Statement. SFIMC anticipates that Stock and Bond Balanced Fund will utilize the proceeds from such sales to realign its portfolio with BlackRock iShares® Dynamic Allocation V.I. Fund prior to the closing of the Reorganization. During this period, Stock and Bond Balanced Fund may deviate from its principal investment strategies. SFIMC has estimated that the portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be minimal.

Bond Fund

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. As of December 31, 2017, all the securities held by the Bond Fund comply with the compliance guidelines and/or investment restrictions of the BlackRock Total Return V.I. Fund. The portfolio managers of the BlackRock Total Return V.I. Fund anticipate disposing of a significant portion (approximately 50%) of the securities of the Bond Fund acquired in the Reorganization in connection with realigning the Combined Fund’s portfolio in a manner consistent with its investment process. The portfolio managers of the BlackRock Total Return V.I. Fund anticipate that the portfolio securities of the Bond Fund to be sold following the Reorganization will consist mainly of corporate bonds. The sale of these portfolio securities would increase the transaction costs incurred by the Combined Fund. In addition, if the Reorganization is completed, the Combined Fund may use the proceeds from the sales to invest in agency mortgages, other securitized investments and other securities that match the existing investment strategies and exposures of the Acquiring Fund. The transaction costs relating to the sale of portfolio securities acquired from the Bond Fund and in connection with the Combined Fund’s investing in agency mortgages, other securitized investments and other securities are estimated to be approximately 0.06% of the Combined Fund’s net assets following the Reorganization.

With respect to each Target Fund, the tax impact of any sales will depend on the difference between the price at which such portfolio holdings are sold and each Target Fund’s tax basis in such holding. Any capital gains recognized in these sales on a net basis prior to the closing of the applicable Reorganization will be distributed, if required, to the shareholders of the relevant Target Fund, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales on a net basis following the closing of the applicable Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale.

At any time before the Reorganizations take place, a shareholder may redeem shares of the Target Funds. Generally, such redemptions would be taxable transactions. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganizations.”

Purchase, Redemption and Exchange of Shares

Purchases and Redemptions—Acquiring Funds. Shares of the Acquiring Funds currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (each, a “BlackRock Insurance Company” and collectively, the “BlackRock Insurance Companies”) and certain accounts administered by the BlackRock Insurance Companies (the “BlackRock Accounts”) to fund benefits under the Variable Contracts issued by the BlackRock Insurance Companies. Shares of the Acquiring Funds may be purchased or sold each day the New York Stock Exchange (“NYSE”) is open. The Acquiring Funds do not have any initial or subsequent investment minimums. However, a Variable Contract may require certain investment minimums. The price of shares purchased by the BlackRock Insurance Companies is based on the next calculation of the per share net asset value of an Acquiring Fund after an order is placed. An Acquiring Corporation may reject any order to buy shares and may suspend the sale of shares at any time. An Acquiring Corporation will redeem all full and fractional shares of an Acquiring Fund for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.

Purchases and Redemptions—Target Funds. Shares of the Target Funds are sold in a continuous offering and are authorized to be offered to certain registered separate accounts (the “State Farm Accounts”) of State Farm Life Insurance Company and State Farm Life and Accident Assurance Company (each, a “State Farm Insurance Company” and together, the “State Farm Insurance Companies”) to support certain Variable Contracts offered by the State Farm Insurance Companies. Net purchase payments under the Variable Contracts are placed in one or more subaccounts of the State Farm Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The State Farm Accounts purchase and redeem shares of the Target Funds for their subaccounts at net asset value without sales or redemption charges.

For each day on which a Target Fund’s net asset value is calculated, the State Farm Accounts transmit to the Target Trust any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests, and transfer requests from Variable Contract owners (“Contract Owners”) annuitants and beneficiaries that have been processed that day. In accordance with the federal securities laws, accounts purchase and redeem shares of each Target Fund at the Target Fund’s net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning.

Shares are redeemed at the net asset value per share next determined after the receipt of proper notice of redemption. Payment for redeemed shares will generally occur within seven days of receipt of a proper notice of redemption. The Target Trust reserves the right to redeem shares in kind. The right to redeem shares or to receive payment with respect to any redemption may be suspended for any period during which trading on the NYSE is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Target Fund’s securities or determination of the net asset value of a Fund not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Exchanges. Neither the Target Funds nor the Acquiring Funds offer exchange privileges.

COMPARISON OF THE FUNDS

This section provides a comparison of the Funds. It describes the principal investment risks of investing in each of the Funds, followed by a description of the fundamental investment restrictions of each of the Funds. In addition, this section provides comparative performance charts and tables and information regarding management of each of the Funds and each of their investment advisory and administration agreements, as well as information about each Fund’s other service providers. The section also provides a description of each Fund’s distribution and service fees, information about dividends and distributions, procedures for purchase, exchange, redemption and valuation of shares and market timing policies.

Principal Investment Risks

Comparison of Bond Fund (Target Fund) and BlackRock Total Return V.I. Fund (Acquiring Fund)

Because of their substantially similar investment objectives and similar investment strategies, Bond Fund and BlackRock Total Return V.I. Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund that are listed in its Prospectus are set out in the table immediately below, and descriptions of the Acquiring Fund’s principal investment risks are set out further below in the subsection entitled “Descriptions of each Combined Fund’s Principal Investment Risks.”

Risk	Bond Fund	BlackRock Total Return V.I. Fund
Collateralized Debt Obligations Risk	—	Principal Risk

Commodities Related Investments Risks	—	Principal Risk

Convertible Securities Risk	—	Principal Risk

Credit Risk	Principal Risk	See “Debt Securities Risk”

Debt Securities Risk	See “Credit Risk,” “Interest Rate Risk and Call Risk” and “Prepayment and Extension Risk”	Principal Risk

Derivatives Risk	—	Principal Risk

Dollar Rolls Risk	—	Principal Risk
Emerging Markets Risk	—	Principal Risk

Foreign Securities Risk	—	Principal Risk

High Portfolio Turnover Risk	—	Principal Risk

Income Risk	Principal Risk	See “Debt Securities Risk”

Inflation Risk	Principal Risk	—

Interest Rate Risk and Call Risk	Principal Risk	See “Debt Securities Risk”

Junk Bonds Risk	—	Principal Risk

Leverage Risk	—	Principal Risk

Liquidity Risk	Principal Risk	—

Management Risk	Principal Risk	See “Market Risk and Selection Risk”

Market Risk and Selection Risk	See “Management Risk”	Principal Risk

Mortgage- and Asset-Backed Securities Risks	—	Principal Risk

Preferred Securities Risk	—	Principal Risk

Prepayment and Extension Risk	Principal Risk	See “Debt Securities Risk”

Reverse Repurchase Agreements Risk	—	Principal Risk

Sovereign Debt Risk	—	Principal Risk

Structured Notes Risk	—	Principal Risk

U.S. Government Issuer Risk	See “Income Risk”	Principal Risk

Comparison of International Equity Index Fund (Target Fund) and BlackRock International Index V.I. Fund (Acquiring Fund)

Principal Investment Risks. Because of their substantially similar investment objectives and investment strategies, International Equity Index Fund and BlackRock International Index V.I. Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund that are listed in its Prospectus are set out in the table immediately below, and descriptions of the Acquiring Fund’s principal investment risks are set out further below in the subsection entitled “Descriptions of each Combined Fund’s Principal Investment Risks.”

Risk	International Equity Index Fund	BlackRock International Index V.I. Fund
Concentration Risk	Principal Risk	—

Derivatives Risk	—	Principal Risk

Equity Securities Risk	Principal Risk	Principal Risk

Foreign Investing Risk	Principal Risk	See “Foreign Securities Risk”

Foreign Securities Risk	See “Foreign Investing Risk”	Principal Risk

Index Fund Risk	Principal Risk	Principal Risk

Index-Related Risk	See “Indexing Risk”	Principal Risk

Leverage Risk	—	Principal Risk

Management Risk	Principal Risk	See “Market Risk and Selection Risk”

Market Risk	Principal Risk	See “Market Risk and Selection Risk”

Market Risk and Selection Risk	See “Market Risk” and “Security Selection Risk”	Principal Risk

Preferred Securities Risk	—	Principal Risk

Representative Sampling Risk	—	Principal Risk

Security Selection Risk	Principal Risk	See “Market Risk and Selection Risk”

Tracking Error Risk	See “Index Fund Risk”	Principal Risk

Comparison of Large Cap Equity Index Fund (Target Fund) and BlackRock S&P 500 Index V.I. Fund (Acquiring Fund)

Principal Investment Risks. Because of their substantially similar investment objectives and similar investment strategies, Large Cap Equity Index Fund and BlackRock S&P 500 Index V.I. Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each

Fund that are listed in its Prospectus are set out in the table immediately below, and descriptions of the Acquiring Fund’s principal investment risks are set out further below in the subsection entitled “Descriptions of each Combined Fund’s Principal Investment Risks.”

Risk	Large Cap Equity Index Fund	BlackRock S&P 500 Index V.I. Fund
Concentration Risk	Principal Risk	—

Derivatives Risk	—	Principal Risk

Equity Securities Risk	Principal Risk	Principal Risk

Index Fund Risk	Principal Risk	Principal Risk

Index-Related Risk	See “Indexing Risk”	Principal Risk

Leverage Risk	—	Principal Risk

Management Risk	Principal Risk	See “Market Risk and Selection Risk”

Market Risk	Principal Risk	See “Market Risk and Selection Risk”

Market Risk and Selection Risk	See “Market Risk” and “Security Selection Risk”	Principal Risk

Representative Sampling Risk	—	Principal Risk

Security Selection Risk	Principal Risk	See “Market Risk and Selection Risk”

Tracking Error Risk	See “Index Fund Risk”	Principal Risk

Comparison of Money Market Fund (Target Fund) and BlackRock Government Money Market V.I. Fund (Acquiring Fund)

Principal Investment Risks. Because of their substantially similar investment objectives and similar investment strategies, Money Market Fund and BlackRock Government Money Market V.I. Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund that are listed in its Prospectus are set out in the table immediately below, and descriptions of the Acquiring Fund’s principal investment risks are set out further below in the subsection entitled “Descriptions of each Combined Fund’s Principal Investment Risks.”

Risk	Money Market Fund	BlackRock Government Money Market V.I. Fund
Credit Risk	Principal Risk	Principal Risk

Government Securities Risk	Principal Risk	See “U.S. Government Obligations Risk” and “Treasury Obligations Risk”

Income Risk	Principal Risk	Principal Risk

Inflation Risk	Principal Risk	—

Interest Rate Risk	See “Interest Rate Risk and Call Risk”	Principal Risk

Interest Rate Risk and Call Risk	Principal Risk	See “Interest Rate Risk”

Risk	Money Market Fund	BlackRock Government Money Market V.I. Fund

Management Risk	Principal Risk	See “Market Risk and Selection Risk”

Market Risk and Selection Risk	See “Management Risk”	Principal Risk

Net Asset Value Risk	Principal Risk	See “Stable Net Asset Value Risk”

Repurchase Agreement Risk	—	Principal Risk

Stable Net Asset Value Risk	See “Net Asset Value Risk”	Principal Risk

Transactions Risk	Principal Risk	—

Treasury Obligations Risk	See “Government Securities Risk”	Principal Risk

U.S. Government Obligations Risk	See “Government Securities Risk”	Principal Risk

Variable and Floating Rate Instrument Risk	—	Principal Risk

When-Issued and Delayed Delivery Securities and Forward Commitments Risk	—	Principal Risk

Comparison of Small Cap Equity Index Fund (Target Fund) and BlackRock Small Cap Index V.I. Fund (Acquiring Fund)

Principal Investment Risks. Because of their substantially similar investment objectives and investment strategies, Small Cap Equity Index Fund and BlackRock Small Cap Index V.I. Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund that are listed in its Prospectus are set out in the table immediately below, and descriptions of the Acquiring Fund’s principal investment risks are set out further below in the subsection entitled “Descriptions of each Combined Fund’s Principal Investment Risks.”

Risk	Small Cap Equity Index Fund	BlackRock Small Cap Index V.I. Fund
Concentration Risk	Principal Risk	—

Derivatives Risk	—	Principal Risk

Equity Securities Risk	Principal Risk	Principal Risk

Financial Sector Risk	Principal Risk	—

Index Fund Risk	Principal Risk	Principal Risk

Index-Related Risk	See “Indexing Risk”	Principal Risk

Leverage Risk	—	Principal Risk

Management Risk	Principal Risk	See “Market Risk and Selection Risk”

Market Risk	Principal Risk	See “Market Risk and Selection Risk”

Market Risk and Selection Risk	See “Market Risk” and “Security Selection Risk”	Principal Risk

Risk	Small Cap Equity Index Fund	BlackRock Small Cap Index V.I. Fund

Representative Sampling Risk	—	Principal Risk

Security Selection Risk	Principal Risk	See “Market Risk and Selection Risk”

Small Cap Securities Risk	See “Smaller Company Size Risk”	Principal Risk

Smaller Company Size Risk	Principal Risk	See “Small Cap Securities Risk”

Tracking Error Risk	See “Index Fund Risk”	Principal Risk

Comparison of Stock and Bond Balanced Fund (Target Fund) and BlackRock iShares® Dynamic Allocation V.I. Fund (Acquiring Fund)

Principal Investment Risks. Although Stock and Bond Balanced Fund and BlackRock iShares® Dynamic Allocation V.I. Fund are both funds-of-funds, they are subject to different principal investment risks as a result of their different investment strategies. The principal risks of each Fund that are listed in its Prospectus are set out in the table immediately below, and descriptions of the Acquiring Fund’s principal investment risks are set out further below in the subsection entitled “Descriptions of each Combined Fund’s Principal Investment Risks.”

Risk	Stock and Bond Balanced Fund	BlackRock iShares® Dynamic Allocation V.I. Fund
Agency Debt Risk	—	Principal Risk

Allocation Risk	—	Principal Risk

Asset Class Risk	—	Principal Risk

Call Risk	See “Interest Rate Risk and Call Risk”	Principal Risk

Cash Transaction Risk	—	Principal Risk

Commercial Mortgage-Backed Securities Risk	—	Principal Risk

Commodity Risk	—	Principal Risk

Concentration Risk	—	Principal Risk

Conflicts of Interest Risk	—	Principal Risk

Consumer Discretionary Sector Risk	—	Principal Risk

Consumer Services Sector Risk	—	Principal Risk

Credit Risk	Principal Risk	Principal Risk

Currency Risk	—	Principal Risk

Custody Risk	—	Principal Risk

Derivatives Risk	—	Principal Risk

Dividend-Paying Stock Risk	—	Principal Risk

Energy Sector Risk	—	Principal Risk

Equity Securities Risk	Principal Risk	Principal Risk

Extension Risk	See “Prepayment and Extension Risk”	Principal Risk

Financials Sector Risk	—	Principal Risk

Risk	Stock and Bond Balanced Fund	BlackRock iShares® Dynamic Allocation V.I. Fund

Floating Rate Notes Risk	—	Principal Risk

Geographic Risk	—	Principal Risk

Global Real Estate Sub-Industry Risk	—	Principal Risk

Healthcare Sector Risk	—	Principal Risk

High Yield, High Risk Securities	Principal Risk	See “High Yield Securities Risk”

High Yield Securities Risk	See “High Yield, High Risk Securities”	Principal Risk

Income Risk	Principal Risk	Principal Risk

Index Fund Risk	Principal Risk	See “Tracking Error Risk”

Indexing Risk	Principal Risk	See “Tracking Error Risk”

Industrials Sector Risk	—	Principal Risk

Inflation Risk	Principal Risk	—

Information Technology Sector Risk	—	Principal Risk

Interest Rate Risk	See “Interest Rate Risk and Call Risk”	Principal Risk

Interest Rate Risk and Call Risk	Principal Risk	See “Interest Rate Risk” and “Call Risk”

Investment Company Securities Risk	Principal Risk	See “Investments in ETFs Risk”

Investments in ETFs Risk	—	Principal Risk

Issuer Risk	—	Principal Risk

Liquidity Risk	Principal Risk	Principal Risk

Management Risk	Principal Risk	Principal Risk

Market Risk	Principal Risk	Principal Risk

Materials Sector Risk	—	Principal Risk

Microcap Companies Risk	—	Principal Risk

Mid-Capitalization Companies Risk	—	Principal Risk

Mortgage-Backed Securities Risk	—	Principal Risk

Non-U.S. Securities Risk	—	Principal Risk

North American Economic Risk	—	Principal Risk

Oil and Gas Sector Risk	—	Principal Risk

Passive Investment Risk	—	Principal Risk

Precious Metal Related Security Risk	—	Principal Risk

Preferred Stock Risk	—	Principal Risk

Prepayment Risk	See “Prepayment and Extension Risk”	Principal Risk

Prepayment and Extension Risk	Principal Risk	See “Prepayment Risk”

Risk	Stock and Bond Balanced Fund	BlackRock iShares® Dynamic Allocation V.I. Fund

Privatization Risk	—	Principal Risk

Producer Durables Industry Group Risk	—	Principal Risk

Real Estate Investment Risk	—	Principal Risk

Reliance on Trading Partners Risk	—	Principal Risk

Representative Sampling Risk	—	Principal Risk

Risk of Investing in Australia	—	Principal Risk

Risk of Investing in Canada	—	Principal Risk

Risk of Investing in Emerging Markets	—	Principal Risk

Risk of Investing in Frontier Markets	—	Principal Risk

Risk of Investing in India	—	Principal Risk

Risk of Investing in Japan	—	Principal Risk

Risk of Investing in Kuwait	—	Principal Risk

Risk of Investing in Russia	—	Principal Risk

Risk of Investing in the United Kingdom	—	Principal Risk

Risk of Investing in the United States	—	Principal Risk

Securities Lending Risk	—	Principal Risk

Securities Market Risk	—	Principal Risk

Security Risk	—	Principal Risk

Security Selection Risk	Principal Risk	—

Shares of an ETF May Trade at Prices Other Than Net Asset Value	—	Principal Risk

Small-Capitalization Companies Risk	—	Principal Risk

Sovereign and Quasi-Sovereign Obligations Risk	—	Principal Risk

Structural Risk	—	Principal Risk

Subsidiary Risk	—	Principal Risk

Technology Industry Group Risk	—	Principal Risk

Telecommunications Sector Risk	—	Principal Risk

Tracking Error Risk	See “Index Fund Risk” and “Indexing Risk”	Principal Risk
Treaty/Tax Risk	—	Principal Risk

U.S. Treasury Obligations Risk	—	Principal Risk

Utilities Sector Risk	—	Principal Risk

Valuation Risk	—	Principal Risk

Descriptions of each Combined Fund’s Principal Investment Risks

Risk is inherent in all investing. The value of an investment in a Combined Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Combined Fund or an investment may not perform as well as other similar investments. Although BlackRock Government Money Market V.I. Fund seeks to preserve the value of an investment at $1.00 per share, it cannot guarantee it will do so. An investment in BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. BlackRock Government Money Market V.I. Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The following discussion describes the principal risks that may affect an Acquiring Fund and, therefore, a Combined Fund. You will find additional descriptions of specific risks in the Class I shares Prospectus of your respective Acquiring Fund, which, with the exception of the Prospectus of BlackRock Total Return V.I. Fund, accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference. The Prospectus of BlackRock Total Return V.I Fund is incorporated in this Combined Prospectus/Proxy Statement. For purposes of the remainder of this subsection, the term “BlackRock” refers to “BAL.”

Combined Fund(s)	Principal Risk Factors
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Agency Debt Risk—The Fund invests in unsecured bonds or debentures issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Bonds or debentures issued by government agencies, government-sponsored entities, or government corporations, including, among others, Fannie Mae and Freddie Mac, are generally backed only by the general creditworthiness and reputation of the government agency, government-sponsored entity, or government corporation issuing the bond or debenture and are not guaranteed by the U.S. Department of the Treasury or backed by the full faith and credit of the U.S. Government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government. Government National Mortgage Association securities are generally backed by the full faith and credit of the U.S. Government.
BlackRock iShares® Dynamic Allocation V.I. Fund (Fund of Funds Structure Risk)	Allocation Risk—The Combined Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Combined Fund’s strategic asset class allocation and in selecting the best mix of ETFs and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions. Although the quantitative model used to manage the Combined Fund’s assets has been developed and refined by BlackRock, neither the Combined Fund nor BlackRock can offer any assurance that the recommended allocation will either maximize returns or minimize risks.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Asset Class Risk—Securities in an underlying index or in the Fund’s portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Combined Fund(s)	Principal Risk Factors
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Call Risk—During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
BlackRock iShares® Dynamic Allocation V.I. Fund (ETF-Specific Risk)	Cash Transaction Risk—Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.
BlackRock Total Return V.I. Fund	Collateralized Debt Obligations Risk—In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”) carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Combined Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Combined Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Combined Fund as illiquid securities.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Commercial Mortgage-Backed Securities Risk—CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgage. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
BlackRock Total Return V.I. Fund	Commodities Related Investments Risks—Exposure to the commodities markets may subject the Combined Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Combined Fund(s)	Principal Risk Factors
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Commodity Risk—The Fund invests in economies that are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on those economies.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Concentration Risk—To the extent that the Fund’s investments are concentrated in a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
BlackRock iShares® Dynamic Allocation V.I. Fund (Fund of Funds Structure Risk)	Conflicts of Interest Risk—In managing the Combined Fund, BlackRock will have authority to select and substitute ETFs. BlackRock may be subject to potential conflicts of interest in selecting ETFs because the fees paid to BlackRock by some ETFs are higher than the fees paid by other ETFs. If an ETF holds interests in an affiliated fund, the Combined Fund may be prohibited from purchasing shares of that ETF.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Consumer Discretionary Sector Risk—The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Consumer Services Sector Risk—The consumer services sector may be affected by changes in the domestic and international economy, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
BlackRock Total Return V.I. Fund	Convertible Securities Risk—The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
BlackRock Government Money Market V.I. Fund	Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Combined Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Combined Fund(s)	Principal Risk Factors
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Credit Risk—The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Currency Risk—Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Custody Risk—Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.
BlackRock Total Return V.I. Fund

Debt Securities Risk—Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•  Interest Rate Risk—The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Combined Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Combined Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Combined Fund’s investments will not affect interest income derived from instruments already owned by the Combined Fund, but will be reflected in the Combined Fund’s net asset value. The Combined Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Combined Fund management. To the extent the Combined Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Combined Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Combined Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to

Combined Fund(s)	Principal Risk Factors

its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Combined Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Combined Fund’s performance.

•  Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Combined Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•  Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•  Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Combined Fund may have to invest the proceeds in securities with lower yields.

BlackRock Total Return V.I. Fund

BlackRock International Index V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Small Cap Index V.I. Fund

BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)

Derivatives Risk—The Combined Fund’s use of derivatives may increase its costs, reduce the Combined Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•  Volatility Risk—Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Combined Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•  Counterparty Risk—Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•  Market and Liquidity Risk—The possible lack of a liquid secondary market for derivatives and the resulting inability of the Combined Fund to sell or otherwise close a derivatives position could expose the Combined Fund to losses and could make derivatives more difficult for the Combined Fund to value accurately.

•  Valuation Risk—Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Combined Fund(s)	Principal Risk Factors

•  Hedging Risk—Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Combined Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•  Tax Risk—Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Combined Fund realizes from its investments.

•  Regulatory Risk—Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Combined Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Combined Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Combined Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Combined Fund of trading in these instruments and, as a result, may affect returns to investors in the Combined Fund.

Combined Fund(s)	Principal Risk Factors
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Dividend-Paying Stock Risk—The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.
BlackRock Total Return V.I. Fund	Dollar Rolls Risk—Dollar rolls involve the risk that the market value of the securities that the Combined Fund is committed to buy may decline below the price of the securities the Combined Fund has sold. These transactions may involve leverage.
BlackRock Total Return V.I. Fund	Emerging Markets Risk—Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Energy Sector Risk—The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, energy conservation efforts and potential civil liabilities.
BlackRock International Index V.I. Fund BlackRock S&P 500 Index V.I. Fund BlackRock Small Cap Index V.I. Fund	Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Equity Securities Risk—Equity securities are subject to changes in value and their values may be more volatile than those of other asset classes.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Extension Risk—During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Financials Sector Risk—Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Combined Fund(s)	Principal Risk Factors
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Floating Rate Notes Risk—Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates. Although floating rate notes are less sensitive to interest rate risk than fixed rate securities, they are subject to credit and default risk, which could impair their value.
BlackRock Total Return V.I. Fund BlackRock International Index V.I. Fund

Foreign Securities Risk—Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Combined Fund will lose money. These risks include:

•  The Combined Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•  Changes in foreign currency exchange rates can affect the value of the Combined Fund’s portfolio.

•  The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•  The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•  Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•  Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•  The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Combined Fund’s investments.

Combined Fund(s)	Principal Risk Factors
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Geographic Risk—A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Global Real Estate Sub-Industry Risk—Since the Fund concentrates its assets in the global real estate sub-industry, the Fund will be impacted by the performance of the global real estate markets.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Healthcare Sector Risk—The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
BlackRock Total Return V.I. Fund	High Portfolio Turnover Risk—The Combined Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Combined Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Combined Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Combined Fund performance.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	High Yield Securities Risk—Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by S&P Global Ratings and Fitch Ratings, Inc., or “Baa3” by Moody’s Investors Service, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity and may be more likely to default.
BlackRock Government Money Market V.I. Fund	Income Risk—Income risk is the risk that the Combined Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Income Risk—The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds when bonds in its portfolio mature or are called, bonds in an underlying index are substituted or the Fund otherwise needs to purchase additional bonds.

Combined Fund(s)	Principal Risk Factors
BlackRock International Index V.I. Fund BlackRock S&P 500 Index V.I. Fund BlackRock Small Cap Index V.I. Fund	Index Fund Risk—An index fund has operating and other expenses while an index does not. As a result, while the Combined Fund will attempt to track the Underlying Index as closely as possible, it will tend to underperform the index to some degree over time.
BlackRock International Index V.I. Fund BlackRock S&P 500 Index V.I. Fund BlackRock Small Cap Index V.I. Fund	Index-Related Risk—There is no guarantee that the Combined Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Combined Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Combined Fund and its shareholders.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Industrials Sector Risk—The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Information Technology Sector Risk—Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
BlackRock Government Money Market V.I. Fund

Interest Rate Risk—Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Combined Fund.

BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Interest Rate Risk—An increase in interest rates may cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed income investments. The current historically low interest rate environment increases the risks associated with rising interest rates.
BlackRock iShares® Dynamic Allocation V.I. Fund (Fund of Funds Structure Risk)	Investments in ETFs Risk—The Combined Fund’s net asset value will change with changes in the value of the ETFs and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Combined Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Combined Fund (including management and advisory fees) and, indirectly, the

Combined Fund(s)	Principal Risk Factors

expenses of the investment companies. To the extent the Combined Fund is held by an affiliated fund, the ability of the Combined Fund itself to hold other investment companies may be limited.

One ETF may buy the same securities that another ETF sells. In addition, the Combined Fund may buy the same securities that an ETF sells, or vice-versa. If this happens, an investor in the Combined Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Certain of the ETFs may hold common portfolio securities, thereby reducing the diversification benefits of the Combined Fund.

BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Issuer Risk—Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
BlackRock Total Return V.I. Fund	Junk Bonds Risk—Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Combined Fund.
BlackRock Total Return V.I. Fund BlackRock International Index V.I. Fund BlackRock S&P 500 Index V.I. Fund BlackRock Small Cap Index V.I. Fund	Leverage Risk—Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Combined Fund to greater risk and increase its costs. The use of leverage may cause the Combined Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Combined Fund’s portfolio will be magnified when the Combined Fund uses leverage.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.
BlackRock iShares® Dynamic Allocation V.I. Fund (ETF-Specific Risk)	Management Risk—If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Market Risk—The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.
BlackRock Total Return V.I. Fund BlackRock International Index V.I. Fund BlackRock S&P 500 Index V.I. Fund BlackRock Small Cap Index V.I. Fund	Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Combined Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Combined Fund management will

Combined Fund(s)	Principal Risk Factors
underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Materials Sector Risk—Companies in the materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Microcap Companies Risk—Stock prices of microcap companies are significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies. Microcap stocks may also be thinly traded, making it difficult for the Fund to buy and sell them.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Mid-Capitalization Companies Risk—Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
BlackRock Total Return V.I. Fund	Mortgage- and Asset-Backed Securities Risks—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Mortgage-Backed Securities Risk—The Fund invests in mortgage-backed securities, some of which may not be backed by the full faith and credit of the U.S. Government. Mortgage-backed securities are subject to call risk and extension risk. Because of these risks, mortgage-backed securities react differently than other bonds to changes in interest rates. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Non-U.S. Securities Risk—Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. The Fund is specifically exposed to Asian Economic Risk, Central and South American Economic Risk and Middle Eastern Economic Risk.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	North American Economic Risk—The United States is Canada’s and Mexico’s largest trading and investment partner. Economic events in any one North American country can have a

Combined Fund(s)	Principal Risk Factors
significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Oil and Gas Sector Risk—Companies in the oil and gas sector are affected by worldwide energy prices and exploration and production costs. Companies in the oil and gas sector may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, litigation, and negative publicity and public perception.
BlackRock iShares® Dynamic Allocation V.I. Fund (ETF-Specific Risk)	Passive Investment Risk—ETFs purchased by the Combined Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Precious Metal Related Securities Risk—Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
BlackRock Total Return V.I. Fund BlackRock International Index V.I. Fund	Preferred Securities Risk—Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Preferred Stock Risk—Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that

Combined Fund(s)	Principal Risk Factors
the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Prepayment Risk—During periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline in the Fund’s income.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Privatization Risk—Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Producer Durables Industry Group Risk—The producer durables industry group includes companies involved in the design, manufacture or distribution of industrial durables such as electrical equipment and components, industrial products, and housing and telecommunications equipment. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, and consumer demands, spending, tastes and preferences.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Real Estate Investment Risk—The Fund invests in companies that invest in, develop, or operate real estate, or provide real estate related services, such as REITs or real estate holding companies, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Reliance on Trading Partners Risk—The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Through its portfolio companies’ trading partners, the Fund is specifically exposed to Asian Economic Risk, Central and South American Economic Risk and European Economic Risk.
BlackRock International Index V.I. Fund BlackRock S&P 500 Index V.I. Fund BlackRock Small Cap Index V.I. Fund	Representative Sampling Risk—Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the underlying index and resemble the underlying index in terms of risk factors and other key characteristics. The Combined Fund may or may not hold every security in the underlying index. When the Combined Fund deviates from a full replication indexing strategy to utilize a representative sampling strategy, the Combined Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Combined Fund may not have an investment profile similar to those of the underlying index.

Combined Fund(s)	Principal Risk Factors
BlackRock iShares® Dynamic Allocation V.I. Fund (ETF-Specific Risk)	Representative Sampling Risk—Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.
BlackRock Government Money Market V.I. Fund	Repurchase Agreement Risk—The Combined Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Combined Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.
BlackRock Total Return V.I. Fund	Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by the Combined Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Combined Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Combined Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Combined Fund.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Risk of Investing in Australia—Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Risk of Investing in Canada—Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, European Union (the “EU”) countries and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Risk of Investing in Emerging Markets—The Fund’s investments in emerging markets may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in

Combined Fund(s)	Principal Risk Factors
economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuation and greater risk associated with custody of securities.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Risk of Investing in Frontier Markets—Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed and traditional emerging markets. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging markets. Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Risk of Investing in India—Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Risk of Investing in Japan—The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Risk of Investing in Kuwait—Investments in Kuwaiti issuers involve risks that are specific to Kuwait, including legal, regulatory, political and economic risks.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Risk of Investing in Russia—Investing in Russian securities involves significant risks, including legal, regulatory and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. A number of countries have imposed economic sanctions on certain Russian

Combined Fund(s)	Principal Risk Factors
individuals and Russian corporate entities. These sanctions, or even the threat of further sanctions, may adversely affect Russia’s economy and the Fund’s investments.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Risk of Investing in the United Kingdom—Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom’s economy may be impacted by changes to the economic condition of the United States and other European countries. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU. The referendum may introduce significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Risk of Investing in the United States—The United States is a significant country in which the Fund invests. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Securities Lending Risk—The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Securities Market Risk—Non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Security Risk—Some countries and regions in which the Fund invests have experienced security concerns. Incidents involving a country’s or region’s security may cause uncertainty in these markets and may adversely affect their economies and the Fund’s investments.
BlackRock iShares® Dynamic Allocation V.I. Fund (ETF-Specific Risk)	Shares of an ETF May Trade at Prices Other Than Net Asset Value—Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of

Combined Fund(s)	Principal Risk Factors
these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Small-Capitalization Companies Risk—Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
BlackRock Small Cap Index V.I. Fund	Small Cap Securities Risk—Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Sovereign and Quasi-Sovereign Obligations Risk—The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments and by entities affiliated with or backed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
BlackRock Total Return V.I. Fund	Sovereign Debt Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Combined Fund(s)	Principal Risk Factors
BlackRock Government Money Market V.I. Fund	Stable Net Asset Value Risk—The Combined Fund may not be able to maintain a stable NAV of $1.00 per share at all times. If the Combined Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Combined Fund, along with other money market funds, could be subject to increased redemption activity.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Structural Risk—The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
BlackRock Total Return V.I. Fund	Structured Notes Risk—Structured notes and other related instruments purchased by the Combined Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Combined Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodity Risk” and “Precious Metal Related Securities Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund except that the Subsidiary may invest without limitation in commodity-related investments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund.

Combined Fund(s)	Principal Risk Factors

In order to qualify as a regulated investment company, at least 90% of the Fund’s gross income for the taxable year must be “qualifying income.” The Fund anticipates treating the income and gain generated from investments in controlled foreign subsidiaries that invest in physical commodities and/or commodity-linked derivative instruments as “qualifying income” for regulated investment company qualification purposes. However, there can be no assurance that the IRS will agree with treating such income and gain as “qualifying income.” If the IRS makes an adverse determination relating to the treatment of such income and gain, the Fund would likely need to change its investment strategies, which could adversely affect the Fund. The IRS has proposed regulations that, if finalized in current form, would specify that a subpart F income inclusion for U.S. federal income tax purposes will be treated as qualifying income only to the extent that the Subsidiary makes distributions out of its earnings and profits in the same taxable year.

BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Technology Industry Group Risk—Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Telecommunications Sector Risk—Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulation and obsolescence of telecommunications products and services due to technological advancement.
BlackRock International Index V.I. Fund BlackRock S&P 500 Index V.I. Fund BlackRock Small Cap Index V.I. Fund	Tracking Error Risk—An inexact correlation between the securities of the underlying index and those of the Combined Fund, the timing of cash flows, the Combined Fund’s size, rounding of prices and any regulatory changes or changes to the composition of the underlying index may cause the Combined Fund to perform differently from the underlying index. Tracking error may also result because the Combined Fund incurs fees and transaction expenses that the underlying index does not. The use of representative sampling will make the Combined Fund particularly susceptible to tracking error, as it will likely increase the Combined Fund’s deviation from an underlying index.
BlackRock iShares® Dynamic Allocation V.I. Fund (ETF-Specific Risk)	Tracking Error Risk—Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Combined Fund(s)	Principal Risk Factors
BlackRock Government Money Market V.I. Fund	Treasury Obligations Risk—Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Combined Fund.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Treaty/Tax Risk—The Fund may operate, in part, through a subsidiary of an underlying ETF, which would in turn invest in securities of Indian issuers. In the past, the ETF and the subsidiary relied on the Double Tax Avoidance Agreement between India and Mauritius for relief from certain Indian taxes. However, treaty renegotiation has substantially limited such relief and may result in the ETF withdrawing from the subsidiary, which may result in higher taxes and/or lower returns for the Fund.
BlackRock Total Return V.I. Fund	U.S. Government Issuer Risk—Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
BlackRock Government Money Market V.I. Fund	U.S. Government Obligations Risk—Certain securities in which the Combined Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	U.S. Treasury Obligations Risk—U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Utilities Sector Risk—The utilities sector is subject to significant government regulation and oversight. Deregulation may subject utility companies to greater competition and may reduce their profitability. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
BlackRock iShares® Dynamic Allocation V.I. Fund (Combined Fund and/or an Underlying ETF Risk)	Valuation Risk—The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade

Combined Fund(s)	Principal Risk Factors
in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
BlackRock Government Money Market V.I. Fund	Variable and Floating Rate Instrument Risk—The absence of an active market for these securities could make it difficult for the Combined Fund to dispose of them if the issuer defaults.
BlackRock Government Money Market V.I. Fund	When-Issued and Delayed Delivery Securities and Forward Commitments Risk—When-issued and delayed delivery securities and forward commitments involve the risk that the security the Combined Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Combined Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Fundamental Investment Restrictions

Each Target Fund and corresponding Acquiring Fund have some similar and some differing fundamental investment restrictions. A complete list of each Fund’s fundamental investment restrictions is located in Appendix I. Generally, each Fund has a fundamental investment restriction (with certain exceptions) limiting its ability to: (i) issue senior securities; (ii) borrow money; (iii) act as an underwriter of securities; (iv) make loans; (v) purchase or sell real estate; (vi) purchase or sell commodities or commodities contracts; and (vii) invest more than 25% of its total assets in a particular industry.

For purposes of this section and only with respect to the Acquiring Funds, references to the “1940 Act” include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

Each Target Fund and corresponding Acquiring Fund have also adopted certain non-fundamental investment restrictions, as listed in Appendix I, which may be changed by the Target Board or the Acquiring Board, respectively, without shareholder approval. Following completion of a Reorganization, each Combined Fund will have the same fundamental and non-fundamental investment restrictions as the corresponding Acquiring Fund, and BAL will manage the Combined Fund as investment manager pursuant to these investment restrictions.

Bond Fund and Large Cap Equity Index Fund (Target Funds); BlackRock Total Return V.I. Fund and BlackRock S&P 500 Index V.I. Fund (Acquiring Funds)

Although the Funds’ fundamental investment restrictions are substantially similar, there are some differences. A discussion of the relevant material differences follows.

Each Fund has a fundamental investment restriction that limits its ability to borrow money, although they differ with respect to the Target Funds and the Acquiring Funds. No Fund may borrow money except that each Target Fund may (a) borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1⁄3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, for temporary purposes and (c) obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities; and each Acquiring Fund may (a) borrow from banks (as defined in the 1940 Act) in amounts up to 33 1⁄3% of its total assets (including the amount borrowed), (b) borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) purchase securities on margin to the extent permitted by applicable law. Additionally, each Acquiring Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Target Funds’ fundamental investment restriction on borrowing does not address the purchase of securities on margin and pledging assets.

Each Fund has a fundamental investment restriction limiting its ability to lend, although they differ with respect to the Target Funds and the Acquiring Funds. Each Target Fund may not lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law. Each Acquiring Fund may not make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information.

Each Fund has a fundamental investment restriction that limits its ability to invest in real estate, although they differ with respect to the Target Funds and the Acquiring Funds. Each Target Fund may not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). The Target Funds do not treat a security issued by a real estate or mortgage investment trust as an interest in real estate. Each Acquiring Fund may not purchase or sell real estate, except that it may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

Each Fund has a fundamental investment restriction that limits its ability to purchase or sell commodities, although they differ with respect to the Target Funds and the Acquiring Funds. Each Target Fund may not purchase or sell commodities, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodities contracts. Each Acquiring Fund may not purchase or sell commodities, except that the Fund may do so in accordance with applicable law and its Prospectus and Statement of Additional Information, and without registering as a commodity pool operator under the Commodity Exchange Act.

Each Fund, with the exception of BlackRock S&P 500 Index V.I. Fund, has the same fundamental investment restriction with respect to diversification. Each Fund, with the exception of BlackRock S&P 500

Index V.I. Fund, is classified as diversified under the 1940 Act and may not make any investment inconsistent with its classification as a diversified company under the 1940 Act. BlackRock S&P 500 Index V.I. Fund is also classified as diversified under the 1940 Act; however, it does not have a fundamental investment restriction with respect to diversification because it was formerly classified as a non-diversified investment company under the 1940 Act.

Each Fund, with the exception of Large Cap Equity Index Fund, has a similar fundamental investment restriction with respect to concentration. Bond Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). Each Acquiring Fund may not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). Large Cap Equity Index Fund will concentrate its investments in an industry or industries if, and to the extent that, its benchmark index concentrates in such industry or industries, except where the concentration of the index is the result of a single stock.

In addition, the Acquiring Funds have a fundamental investment restriction that prohibits them from making investments for the purpose of exercising control or management. The Target Funds have no corresponding fundamental investment restriction.

International Equity Index Fund, Stock and Bond Balanced Fund and Small Cap Equity Index Fund (Target Funds); BlackRock International Index V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund and BlackRock Small Cap Index V.I. Fund (Acquiring Funds)

Although the Funds’ fundamental investment restrictions are similar, there are differences. A discussion of the relevant material differences follows.

Each Fund has a fundamental investment restriction that limits its ability to borrow money that, although worded differently, are similar in substance. Each Target Fund may: (a) borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1⁄3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, for temporary purposes; and (c) obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. Each Acquiring Fund may not borrow money, except as permitted under the 1940 Act.

Each Fund has a fundamental investment restriction that limits its ability to lend, although each Fund’s exceptions differ. Each Target Fund may not lend any securities or make any other loans except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies, (b) repurchase agreements with banks, brokers, dealers, and other financial institutions and (c) loans of securities as permitted by applicable law. Each Acquiring Fund may not make loans, except to the extent permitted under the 1940 Act. The Acquiring Funds’ fundamental investment restriction regarding lending is not as limiting as the Target Fund’s restriction in that it permits the Acquiring Funds to make loans to the fullest extent permitted by the 1940 Act, as in effect from time to time.

Each Fund has a fundamental investment restriction that limits its ability to invest in real estate that, although worded differently, are similar in substance. Each Target Fund may not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). The Target Funds do not treat a security issued by a real estate or mortgage investment trust as an interest in real estate. Each Acquiring Fund may not purchase or hold real estate, except each Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and each Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

Each Fund has a fundamental investment restriction that limits its ability to purchase or sell commodities or commodities contracts. Each Target Fund may not purchase or sell commodities or commodities contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodities contracts. Each Acquiring Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act.

With the exception of Stock and Bond Balanced Fund, each Fund has a fundamental investment restriction that limits its ability to concentrate its investments in a particular industry, although they differ. Each of International Equity Index Fund and Small Cap Equity Index Fund will concentrate its investments in an industry or industries if, and to the extent that, its respective benchmark index concentrates in such industry or industries, except where the concentration of the index is the result of a single stock. Each Acquiring Fund will not concentrate its investments in a particular industry, as that term is used in the 1940 Act; however, each of BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund will concentrate to approximately the same extent that its underlying index concentrates in the securities of a particular industry or group of industries. Unlike the Target Funds, the Acquiring Funds may concentrate to approximately the same extent as their respective indices, even if concentration is the result of a single stock. Stock and Bond Balanced Fund does not have a fundamental investment restriction with respect to concentration.

In addition, Stock and Bond Balanced Fund has a fundamental investment restriction that provides that the Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the 1940 Act), U.S. Government securities, or short-term paper. The other Funds have no corresponding fundamental investment restriction. In connection with the Reorganization of Stock and Bond Balanced Fund, shareholders of that Target Fund are being asked to eliminate this fundamental investment restriction of the Target Fund. See “Proposal 2—To Approve the Elimination of Stock and Bond Balanced Fund’s Fundamental Investment Restriction on Investments.”

Money Market Fund (Target Fund); BlackRock Government Money Market V.I. Fund (Acquiring Fund)

Although the Funds have some similar fundamental investment restrictions, they differ. A discussion of the relevant material differences follows.

Each Fund has a fundamental investment restriction that limits its ability to borrow money, although they differ, with the Acquiring Fund’s restriction being more narrow. The Target Fund may not borrow money, except that it may: (a) borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1⁄3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, for temporary purposes; and (c) obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The Acquiring Fund, on the other hand, may not borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. With respect to the Acquiring Fund, the borrowing provisions shall not apply to reverse repurchase agreements. Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Acquiring Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Acquiring Fund will not purchase securities while borrowings are outstanding. The Acquiring Fund also has a separate fundamental investment restriction concerning margin that addresses short-term credits, which provides that the Fund not purchase any securities on margin except that BlackRock Variable Series Funds, Inc. may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Target Fund has no fundamental investment restriction concerning margin.

Each Fund has a fundamental investment restriction that limits its ability to lend, although each Fund’s exceptions differ. The Target Fund may not lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with its investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law. The Acquiring Fund may not make loans to other persons; provided that it may purchase money market securities or enter into repurchase agreements, lend securities owned or held by it pursuant to its securities lending fundamental investment restriction, and provided further that for purposes of this restriction the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate debt securities or of government obligations, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed the making of a loan.

The Target Fund’s fundamental investment restrictions regarding borrowing and lending both permit investments in reverse repurchase agreements (up to 33 1⁄3%) and repurchase agreements in certain circumstances. The Acquiring Fund has two fundamental investment restrictions that address these types of securities. First, the Acquiring Fund may not enter into reverse repurchase agreements if, as a result thereof, its obligations with respect to reverse repurchase agreements would exceed one-third of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements). Second, the Acquiring Fund may not enter into repurchase agreements if, as a result thereof, more than 10% of its total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

Each Fund has fundamental investment restrictions that limits its ability to invest in real estate and commodities, although the restrictions differ. The Acquiring Fund may not purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that it may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interest therein. The Target Fund has separate fundamental investment restrictions regarding real estate and commodities investments. With respect to real estate, the Target Fund may not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). The Target Fund does not treat a security issued by a real estate or mortgage investment trust as an interest in real estate. With respect to commodities, the Target Fund may not purchase or sell commodities or commodity contracts, except that it may invest in currency and financial instruments and contracts that are commodities or commodities contracts.

The Target Fund has additional fundamental investment restrictions regarding senior securities and diversification that the Acquiring Fund does not have. With respect to senior securities, the Target Fund will not issue senior securities to the extent such issuance would violate applicable law. With respect to diversification, the Target Fund will not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. While the Acquiring Fund does not have a comparable fundamental investment restriction with respect to diversification, under its fundamental investment restrictions, the Acquiring Fund may not:

•

purchase, either alone or together with any other fund or funds, more than 10% of the outstanding securities of an issuer except that such restriction does not apply to U.S. Government or government agency securities, bank money instruments or repurchase agreements.

•

invest more than 10% of its total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government or government agency securities) of any one issuer (including repurchase agreements with any one bank) except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 10% limitation.

The Acquiring Fund has several fundamental investment restrictions that the Target Fund does not have. Pursuant to these fundamental investment restrictions, the Acquiring Fund may not:

•	purchase any security other than money market and other securities described in its Statement of Additional Information.

•	purchase securities of foreign issuers (including Eurodollar and Yankeedollar obligations).

•	alone, or together with any other fund or funds, make investments for the purpose of exercising control or management.

•

lend its portfolio securities in excess of 33 1⁄3% of its total assets, taken at market value at the time of the loan, provided that such loans are made according to the guidelines in the Acquiring Fund’s Statement of Additional Information and the guidelines of the SEC and the Acquiring Board, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

•	purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

•	make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combination thereof.

•

mortgage, pledge, hypothecate or in any manner transfer (except regarding its securities lending fundamental investment restriction), as security for indebtedness, any securities owned or held by the Acquiring Fund except as may be necessary in connection with its permitted borrowings, and then such mortgaging, pledging or hypothecating may not exceed 25% of the Fund’s total assets, taken at market value at the time thereof. Although the Fund has the authority to mortgage, pledge or hypothecate more than 10% of its total assets under this investment restriction, as a matter of operating policy, the Fund will not mortgage, pledge or hypothecate in excess of 10% of total net assets.

•

invest in securities (except for repurchase agreements or variable amount master notes) with legal or contractual restrictions on resale or for which no readily available market exists or in securities of issuers (other than issuers of government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 10% of its total assets (taken at market value) would be invested in such securities.

Performance Information

With respect to the Acquiring Funds, the information shows you how each Acquiring Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares each Acquiring Fund’s performance to that of a broad-based securities market index, as applicable. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends and distributions have been paid by an Acquiring Fund, the performance information for the Acquiring Fund in the chart and table assumes reinvestment of the dividends and distributions. If BAL and its affiliates had not waived or reimbursed certain Acquiring Fund expenses during these periods, each respective Acquiring Fund’s returns would have been lower. The returns presented for BlackRock Total Return V.I. Fund reflect the performance of the Predecessor Fund. The Shell Reorganization would result in the Predecessor Fund effectively becoming a series of BlackRock Variable Series Funds II, Inc., a new BlackRock fund registrant. The Shell Reorganization is being proposed in connection with a potential reconfiguration of the existing fund complexes overseen by the boards of directors/trustees of the BlackRock-advised funds. BlackRock Government Money Market V.I. Fund’s returns prior to September 1, 2015, as reflected in the bar chart and the table are the returns of the Fund that followed different investment strategies under the name “BlackRock Money Market V.I. Fund.”

With respect to the Target Funds, the following bar chart and table illustrate certain risks of investing in each Target Fund by showing changes in the Target Fund’s performance from year to year. This information is intended to help you assess the variability of the Target Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Target Fund). The Target Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

For more information concerning the performance of a Fund, please refer to the Fund’s Prospectus or, if available, Annual Report and Semi-Annual Report. Each of BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund is newly formed and has no performance information. As shareholders of a Target Fund, you have already received a copy of your Target Fund’s Prospectus, Annual Report and Semi-Annual Report. You may request copies of the Acquiring Fund’s Prospectus or, if available, Annual Report and Semi-Annual Report at no charge by calling (800) 441-7762 or writing the Acquiring Fund. You may request copies of each Target Fund’s Prospectus, Annual Report and Semi-Annual Report at no charge by calling (888) 702-2307 or writing the Target Fund.

BlackRock Total Return V.I. Fund (Acquiring Fund) and Bond Fund (Target Fund)

Class I shares

ANNUAL TOTAL RETURNS

BlackRock Total Return V.I. Fund

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 8.20% (quarter ended September 30, 2009) and the lowest return for a quarter was -7.01% (quarter ended September 30, 2008).

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Total Return V.I. Fund	3.60%	2.39%	3.91%
Bloomberg Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%

ANNUAL TOTAL RETURNS

Bond Fund

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.16% (quarter ended June 30, 2009) and the lowest return for a quarter was -2.54% (quarter ended June 30, 2013).

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
Bond Fund	2.15%	1.32%	3.48%
Bloomberg Barclays Intermediate Government/Credit Index (Returns reflect no deduction for fees, expenses or taxes)	2.14%	1.50%	3.32%

The accounting survivor of the Reorganization of Bond Fund will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

BlackRock International Index V.I. Fund (Acquiring Fund) and International Equity Index Fund (Target Fund)

ANNUAL TOTAL RETURNS

International Equity Index Fund

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 25.25% (quarter ended June 30, 2009) and the lowest return for a quarter was -20.17% (quarter ended September 30, 2011).

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
International Equity Index Fund	25.40%	7.32%	1.56%
MSCI EAFE Free Index (Returns reflect no deduction for fees, expenses or taxes)	25.03%	7.90%	1.94%

The accounting survivor of the Reorganization of International Equity Index Fund will be the Target Fund. As a result, the Combined Fund will continue the performance history of the Target Fund after the closing of the Reorganization.

BlackRock S&P 500 Index V.I. Fund (Acquiring Fund) and Large Cap Equity Index Fund (Target Fund)

Class I shares

ANNUAL TOTAL RETURNS

BlackRock S&P 500 Index V.I. Fund

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.02% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.00% (quarter ended December 31, 2008).

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock S&P 500 Index V.I. Fund	21.50%	15.40%	8.14%
S&P 500® Index (Returns reflect no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

ANNUAL TOTAL RETURNS

Large Cap Equity Index Fund

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.80% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.87% (quarter ended December 31, 2008).

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
Large Cap Equity Index Fund	21.70%	15.53%	8.23%
S&P 500® Index (Returns reflect no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

The accounting survivor of the Reorganization of Large Cap Equity Index Fund will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

BlackRock Government Money Market V.I. Fund (Acquiring Fund) and Money Market Fund (Target Fund)

Class I shares

ANNUAL TOTAL RETURNS

BlackRock Government Money Market V.I. Fund

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended March 31, 2008) and the lowest return for a quarter was 0.00% (quarter ended June 30, 2015).

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Government Money Market V.I. Fund	0.65%	0.16%	0.35%

ANNUAL TOTAL RETURNS

Money Market Fund

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.79% (quarter ended March 31, 2008) and the lowest return for a quarter was 0.00% (quarter ended June 30, 2016).

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
Money Market Fund	0.64%	0.14%	0.28%

Money Market Fund’s current 7-day yield on December 31, 2017 was 1.0325%.

The accounting survivor of the Reorganization of Money Market Fund will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

BlackRock Small Cap Index V.I. Fund (Acquiring Fund) and Small Cap Equity Index Fund (Target Fund)

ANNUAL TOTAL RETURNS

Small Cap Equity Index Fund

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 20.51% (quarter ended March 31, 2009) and the lowest return for a quarter was -26.13% (quarter ended December 31, 2008).

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
Small Cap Equity Index Fund	14.55%	13.72%	8.27%
Russell 2000® Index (Returns reflect no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%

The accounting survivor of the Reorganization of Small Cap Equity Index Fund will be the Target Fund. As a result, the Combined Fund will continue the performance history of the Target Fund after the closing of the Reorganization.

BlackRock iShares® Dynamic Allocation V.I. Fund (Acquiring Fund) and Stock and Bond Balanced Fund (Target Fund)

Class I shares

ANNUAL TOTAL RETURNS

BlackRock iShares® Dynamic Allocation V.I. Fund

(Acquiring Fund)

As of 12/31

During the periods shown in the bar chart, the highest return for a quarter was 4.06% (quarter ended March 31, 2017) and the lowest return for a quarter was -6.22% (quarter ended September 30, 2015).

As of 12/31/17 Average Annual Total Returns	1 Year	Since Inception (April 30, 2014)
BlackRock iShares® Dynamic Allocation V.I. Fund	15.11%	4.93%
60% MSCI All Country World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	15.41%	6.07%
MSCI All Country World Index (Reflects no deduction for fees, expenses or taxes)	23.97%	8.15%
Bloomberg Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	3.54%	2.70%

ANNUAL TOTAL RETURNS

Stock and Bond Balanced Fund

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 11.29% (quarter ended June 30, 2009) and the lowest return for a quarter was -12.51% (quarter ended December 31, 2008).

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
Stock and Bond Balanced Fund	13.96%	9.93%	6.70%
S&P 500® Index (Returns reflect no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Bloomberg Barclays Intermediate Government/Credit Index (Returns reflect no deduction for fees, expenses or taxes)	2.14%	1.50%	3.32%
Blended Benchmark (Returns reflect no deduction for fees, expenses or taxes)	13.59%	9.99%	6.70%

The accounting survivor of the Reorganization of Stock and Bond Balanced Fund will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Management of the Funds

Target Funds

SFIMC, located at One State Farm Plaza, Bloomington, Illinois 61710-0001, serves as investment adviser to the Target Funds. SFIMC is a registered investment adviser and is wholly owned by State Farm Mutual Automobile Insurance Company (previously defined as “SFMAIC”). Subject to the supervision of the Target Board, SFIMC is responsible for overseeing the day-to-day operations and business affairs of the Target Trust. Since its inception in 1967, SFIMC’s principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds. As of June 30, 2018, SFIMC had $23.00 billion in assets under management. BlackRock Fund Advisors (previously defined as “BFA”), an affiliate of BAL, serves as the sub-adviser to each of International Equity Index Fund, Large Cap Equity Index Fund and Small Cap Equity Index Fund. BFA is located at 400 Howard Street, San Francisco, California 94105.

Information about the portfolio managers of each Target Fund is listed below.

Fund	Portfolio Manager(s)	Since	Title
Bond Fund and Stock and Bond Balanced Fund	John Malito	2016	Assistant Vice President—SFIMC; Investment Professional—SFMAIC
	Lisa Rogers	2016	Assistant Vice President—SFIMC; Investment Executive—SFMAIC

International Equity Index Fund, Large Cap Equity Index Fund and Small Cap Equity Index Fund	Alan Mason	2014	Managing Director of BFA
	Greg Savage	2009	Managing Director of BFA
	Jennifer Hsui	2016	Managing Director of BFA
	Creighton Jue	2016	Managing Director of BFA
	Rachel Aguirre	2016	Managing Director of BFA

Acquiring Funds

BAL, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the investment adviser to the Acquiring Funds and manages each Acquiring Fund’s investments and its business operations subject to the oversight of the relevant Acquiring Board. While BAL is ultimately responsible for the management of the Acquiring Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BAL is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). BAL and its affiliates had approximately $6.299 trillion in investment company and other portfolio assets under management as of June 30, 2018.

Information about the portfolio managers of each Acquiring Fund is listed below. The Acquiring Funds’ Statements of Additional Information provide additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in each Acquiring Fund and other funds managed by BAL.

BlackRock Total Return V.I. Fund

Portfolio Managers	Primary Role	Since*	Title and Recent Biography
Rick Rieder	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2010	Global Chief Investment Officer of Fixed Income, Co-head of BlackRock, Inc.’s Global Fixed Income platform, member of Global Operating Committee and Chairman of the BlackRock firm-wide Investment Council. Managing Director of BlackRock, Inc. since 2009. President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.

Portfolio Managers	Primary Role	Since*	Title and Recent Biography
Bob Miller	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2011	Managing Director of BlackRock, Inc. since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.

David Rogal	Responsible for the day-to-day management of the Acquiring Fund’s portfolio including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2017	Director of BlackRock, Inc. since 2014; Vice President of BlackRock, Inc. from 2011 to 2013.
*	Includes management of the Predecessor Fund.

BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund

Portfolio Managers	Primary Role	Since	Title and Recent Biography
Greg Savage, CFA	Jointly and primarily responsible for the day-to-day management of each Acquiring Fund’s portfolio, including setting each Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Funds.	2018	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. in 2009; Principal of Barclays Global Investors (“BGI”) from 2007 to 2009; Associate of BGI from 1999 to 2007.

Alan Mason	Jointly and primarily responsible for the day-to-day management of each Acquiring Fund’s portfolio, including setting each Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Funds.	2018	Managing Director of BlackRock, Inc. since 2009; Managing Director of BGI from 2008 to 2009; Principal of BGI from 1996 to 2008.

Jennifer Hsui, CFA	Jointly and primarily responsible for the day-to-day management of each Acquiring Fund’s portfolio, including setting each Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Funds.	2018	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2006 to 2009.

Creighton Jue, CFA	Jointly and primarily responsible for the day-to-day management of each Acquiring Fund’s portfolio, including setting each Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Funds.	2018	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2000 to 2009.

Portfolio Managers	Primary Role	Since	Title and Recent Biography
Rachel M. Aguirre	Jointly and primarily responsible for the day-to-day management of each Acquiring Fund’s portfolio, including setting each Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Funds.	2018	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2012 to 2017; Vice President of BlackRock, Inc. from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

BlackRock S&P 500 Index V.I. Fund

Portfolio Managers	Primary Role	Since	Title and Recent Biography
Greg Savage, CFA	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2011	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.
Alan Mason	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2014	Managing Director of BlackRock, Inc. since 2009; Managing Director of BGI from 2008 to 2009; Principal of BGI from 1996 to 2008.
Jennifer Hsui, CFA	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2006 to 2009.
Creighton Jue, CFA	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2000 to 2009.
Rachel M. Aguirre	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2016	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2012 to 2017; Vice President of BlackRock, Inc. from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

BlackRock iShares® Dynamic Allocation V.I. Fund

Portfolio Managers	Primary Role	Since	Title and Recent Biography
Amy Whitelaw	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2014	Managing Director of BlackRock, Inc. since 2013; Director of BlackRock, Inc. from 2009 to 2012; Principal of BGI from 2000 to 2009.
Michael Gates, CFA	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2016	Director of BlackRock, Inc. since 2009.
Greg Savage, CFA	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2018	Managing Director of BlackRock, Inc.

Legal Proceedings. On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BAL, BRIL and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the 1940 Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees received by the Defendants in the period beginning one year prior to the filing of the lawsuit and ending on the date of judgment, along with purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

Investment Advisory and Management Agreements

Target Funds

The Target Trust, on behalf of the Target Funds, has entered into an investment advisory and management services agreement with SFIMC (the “Target Fund Management Agreement”). Pursuant to the Target Fund Management Agreement, each Target Fund, with the exception of Stock and Bond Balanced Fund, pays SFIMC an investment advisory fee based upon that Fund’s average daily net assets. The fee is accrued daily and is paid to SFIMC monthly at the following annual rates:

Fund	Rate of Advisory Fee
Money Market Fund	0.10% of average daily net assets
Large Cap Equity Index Fund(1)	0.13% on the first $500 million, 0.12% on the next $250 million, 0.11% on the next $250 million, 0.085% on the next $2 billion, and 0.06% on amounts exceeding $3 billion of average daily net assets

Fund	Rate of Advisory Fee
Small Cap Equity Index Fund(2)	0.15% on the first $150 million, 0.13% on the next $850 million, 0.105% on the next $2 billion and 0.08% on amounts exceeding $3 billion of average daily net assets
International Equity Index Fund(3)	0.16% on the first $150 million, 0.14% on the next $850 million, 0.115% on the next $2 billion and 0.09% on amounts exceeding $3 billion of average daily net assets
Bond Fund(4)	0.50% of average daily net assets
Stock and Bond Balanced Fund	None

(1)

The assets of the State Farm S&P 500 Index Fund of the State Farm Mutual Fund Trust are combined with the assets of Large Cap Equity Index Fund for purposes of calculating the breakpoints in the table above.

(2)

The assets of the State Farm Small Cap Index Fund of the State Farm Mutual Fund Trust are combined with the assets of Small Cap Equity Index Fund for purposes of calculating the breakpoints in the table above.

(3)

The assets of the State Farm International Index Fund of the State Farm Mutual Fund Trust are combined with the assets of International Equity Index Fund for purposes of calculating the breakpoints in the table above.

(4)

With respect to Stock and Bond Balanced Fund, SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Fund and has agreed to reimburse Stock and Bond Balanced Fund for any other expenses directly incurred by the Fund except acquired fund fees and expenses. (This expense limitation arrangement is voluntary and may be eliminated by SFIMC at any time.) However, SFIMC will receive investment advisory fees from managing Bond Fund and Large Cap Equity Index Fund in which Stock and Bond Balanced Fund invests.

For each of the Target Funds other than Stock and Bond Balanced Fund and International Equity Index Fund, SFIMC has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets. SFIMC will reimburse all of the custody fees for Large Cap Equity Index Fund and Small Cap Equity Index Fund without regard to this cap. For International Equity Index Fund, SFIMC has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. For Money Market Fund, SFIMC has agreed to waive all or a portion of its fees due from Money Market Fund to prevent Money Market Fund’s daily net investment income from falling below zero. These expense limitation arrangements are voluntary and may be eliminated by SFIMC at any time.

Pursuant to a sub-advisory agreement (the “Target Fund Sub-Advisory Agreement”), SFIMC has engaged BFA as the investment sub-adviser to provide day-to-day portfolio management for Large Cap Equity Index Fund, Small Cap Equity Index Fund, and International Equity Index Fund. For its services, SFIMC pays BFA an investment sub-advisory fee equal to the following percentages of the applicable equity index Fund’s average daily net assets during a fiscal quarter:

Large Cap Equity Index Fund	0.03% on the first $500 million, 0.02% on the next $250 million, and 0.01% for average daily net assets above $750 million.
Small Cap Equity Index Fund	0.05% on the first $150 million, and 0.03% on any assets over $150 million.
International Equity Index Fund	0.06% on the first $150 million, and 0.04% on any assets over $150 million.

In determining the application of these breakpoints to Large Cap Equity Index Fund, the assets of Large Cap Equity Index Fund are combined with the assets of the State Farm S&P 500 Index Fund of State Farm Mutual Fund Trust so long as BFA remains the sub-adviser to each fund. If the fee for Large Cap Equity Index Fund calculated pursuant to the above schedule for the fiscal quarter of the Target Trust is less than $25,000, SFIMC shall pay BFA a fee of $25,000 for the fiscal quarter in lieu of the sub-advisory fee calculated pursuant to the above schedule.

In determining the application of these breakpoints to Small Cap Equity Index Fund, the assets of Small Cap Equity Index Fund are combined with the assets of the State Farm Small Cap Index Fund of State Farm Mutual Fund Trust so long as BFA remains the sub-adviser to each fund.

In determining the application of these breakpoints to International Equity Index Fund, the assets of International Equity Index Fund are combined with the assets of the State Farm International Index Fund of State Farm Mutual Fund Trust so long as BFA remains the sub-adviser to each fund.

A discussion regarding the basis for the Target Board’s approval of the Target Fund Management Agreement and the Target Fund Sub-Advisory Agreement is available in the Target Funds’ semi-annual shareholder report for the fiscal period ended June 30, 2017.

Acquiring Funds

All Acquiring Funds (other than BlackRock Total Return V.I. Fund)

BlackRock Variable Series Funds, Inc., on behalf of the Acquiring Funds, has entered into an investment management agreement (the “Variable Series I Acquiring Fund Management Agreement) with BAL. Under the Variable Series I Acquiring Fund Management Agreement, BAL receives for its services to each Acquiring Fund a fee at an annual rate as set forth below. The fee is computed daily on a Fund-by-Fund basis and payable monthly.

Fund	Rate of Advisory Fee
BlackRock Government Money Market Fund V.I.(1)	0.500% not exceeding $1 billion, 0.450% in excess of $1 billion but not more than $2 billion, 0.400% in excess of $2 billion but not more than $3 billion, 0.375% in excess of $3 billion but not more than $4 billion, 0.350% in excess of $4 billion but not more than $7 billion, 0.325% in excess of $7 billion but not more than $10 billion, 0.300% in excess of $10 billion but not more than $15 billion, 0.290% in excess of $15 billion of average daily net assets
BlackRock S&P 500 Index V.I. Fund(2),(3)	0.07% of average daily net assets
BlackRock Small Cap Index V.I. Fund	0.08% of average daily net assets
BlackRock International Index V.I. Fund	0.08% of average daily net assets
BlackRock iShares® Dynamic Allocation V.I. Fund	0.150% not exceeding $1 billion, 0.140% in excess of $1 billion but not more than $3 billion, 0.135% in excess of $3 billion but not more than $5 billion, 0.130% in excess of $5 billion of average daily net assets

(1)

For BlackRock Government Money Market V.I. Fund, BAL has voluntarily agreed to waive a portion of its fees and/or reimburse operating expenses to enable the Fund to maintain a minimum daily net investment income dividend. BAL may discontinue this waiver and/or reimbursement at any time without notice.

(2)	Prior to April 23, 2018, with respect to BlackRock S&P 500 Index V.I. Fund, the annual management fees payable to BlackRock (as a percentage of average daily net assets) was 0.30%.

(3)

Prior to April 23, 2018, for BlackRock S&P 500 Index V.I. Fund, BAL had contractually agreed to waive 0.10% of its management fee. The contractual agreement may be terminated effective April 23, 2018 in connection with the above reduction in the Acquiring Fund’s contractual management fee rate.

BAL has contractually agreed to cap net expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by an Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, an Acquiring Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of an Acquiring Fund’s business, if any) of the Class I shares of the Acquiring Funds at the levels shown below. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Proxy Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BAL has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to Class I shares of each Acquiring Fund, as set forth in the following table, BAL has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements. With respect to certain Acquiring Funds, BAL has contractually agreed to reimburse fees in order to limit operational and recordkeeping fees to the amounts noted in the following table.

	Contractual Caps(1) on Total Annual Fund Operating Expenses(2) (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps(1) on fees paid by Fund for Operational and Recordkeeping Services
BlackRock Government Money Market V.I. Fund	0.30%	—
BlackRock S&P 500 Index V.I. Fund	0.15%	0.05%
BlackRock Small Cap Index V.I. Fund	0.22%	0.05%
BlackRock International Index V.I. Fund	0.27%	0.05%
BlackRock iShares® Dynamic Allocation V.I. Fund	0.53%	—

(1)

The contractual caps for BlackRock Government Money Market V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund are in effect through April 30, 2019. The contractual caps for BlackRock S&P 500 Index V.I. Fund, BlackRock Small Cap Index V.I. Fund and BlackRock International Index V.I. Fund are in effect through April 30, 2021. The contractual agreement may be terminated, with respect to each Acquiring Fund, upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(2)	As a percentage of average daily net assets and based on current fees.

With respect to the contractual agreements to cap net expenses for BlackRock Small Cap Index V.I. Fund, BlackRock International Index V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund, if during an Acquiring Fund’s fiscal year the operating expenses of the Class I shares, that at any time during the prior two fiscal years received a waiver and/or reimbursement from BAL, are less than the current expense limit for Class I shares, Class I shares are required to repay BAL up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either (x) the current expense limit of that share class or (y) the expense limit of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that: (i) the Acquiring Fund has more than $50 million in assets and (ii) BAL or an affiliate serves as the Acquiring Fund’s manager or administrator. This repayment applies only to the contractual cap on net expenses and does not apply to the contractual management fee waiver described below or any voluntary waivers that may be in effect from time to time.

BAL has contractually agreed to waive the management fee with respect to any portion of each Acquiring Fund’s assets (except for with respect to BlackRock iShares® Dynamic Allocation V.I. Fund and BlackRock Government Money Market V.I. Fund) estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BAL or its affiliates that have a contractual management fee, through April 30, 2021 (the “Variable Series I affiliated mutual fund and ETF waiver”). The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

With respect to BlackRock iShares® Dynamic Allocation V.I. Fund, the management fee payable by the Acquiring Fund is based on assets estimated to be attributable to the Acquiring Fund’s direct investments in fixed-income and equity securities and instruments, including ETFs advised by BAL or other investment advisers, other investments and cash and cash equivalents (including money market funds). BAL has contractually agreed to waive the management fees on assets estimated to be attributed to the Acquiring Fund’s investments in other equity and fixed-income mutual funds managed by BAL or its affiliates (the “Dynamic Allocation affiliated mutual fund waiver”).

With respect to each Acquiring Fund, BAL has voluntarily agreed to waive its management fees by the amount of advisory fees the Acquiring Fund pays to BAL indirectly through its investment in affiliated money market funds (the “Variable Series I affiliated money market fund waiver”). The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the Variable Series I affiliated money market fund waiver.

A discussion regarding the basis for the Acquiring Board’s approval of the Variable Series I Acquiring Fund Management Agreement (except for with respect to BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund) is available in each Acquiring Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2017. A discussion regarding the basis for the Acquiring Board’s approval of the Variable Series I Acquiring Fund Management Agreement with respect to each of BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund will be included in the Acquiring Fund’s annual shareholder report for the period ending December 31, 2018.

BlackRock Total Return V.I. Fund

BlackRock Variable Series Funds II, Inc., on behalf of the Acquiring Fund, has entered into an investment management agreement (the “Variable Series II Acquiring Fund Management Agreement,” and together with the Variable Series I Acquiring Fund Management Agreement, the “Acquiring Fund Management Agreements” and each an “Acquiring Fund Management Agreement”) with BAL. Under the Variable Series II Acquiring Fund Management Agreement, BAL receives for its services to the Acquiring Fund a fee rate that is based on the combined net assets of BlackRock Total Return V.I. Fund and BlackRock High Yield V.I. Fund, another series of BlackRock Variable Series Funds II, Inc. which is not participating in the Reorganizations.

	Rate of Advisory Fee
	BlackRock High Yield V.I. Fund	BlackRock Total Return V.I. Fund
Not exceeding $250 million	0.55%	0.50%
In excess of $250 million but not more than $500 million	0.50%	0.45%
In excess of $500 million but not more than $750 million	0.45%	0.40%
In excess of $750 million	0.40%	0.35%

The fee rates for BlackRock High Yield V.I. Fund and BlackRock Total Return V.I. Fund are applied to the average daily net assets of each fund, with the reduced rates shown below applicable to portions of the assets of each fund to the extent that the aggregate average daily net assets of BlackRock High Yield V.I. Fund and BlackRock Total Return V.I. Fund combined exceed $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). The portion of the assets of a fund to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the combined funds that falls within that breakpoint level by the aggregate average daily net assets of the combined funds. The amount of the fee for a fund at each breakpoint level is determined by multiplying the average daily net assets of that fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

BAL has contractually agreed to cap net expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Acquiring Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Acquiring Fund’s business, if any) of the Class I shares of the Acquiring Fund at the levels shown below. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Proxy Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BAL has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to Class I shares of the Acquiring Fund, as set forth in the following table, BAL has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements.

Contractual Caps(1) on Total Annual Fund Operating Expenses(2) (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
BlackRock Total Return V.I. Fund	1.25%

(1)

The contractual caps for the Acquiring Fund are in effect through April 30, 2020. The contractual agreement may be terminated, with respect to the Acquiring Fund, upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds II, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(2)	As a percentage of average daily net assets and based on current fees.

BAL has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BAL or its affiliates that have a contractual management fee, through April 30, 2020 (the “Variable Series II affiliated mutual fund and ETF waiver” and collectively with the Variable Series I affiliated mutual fund and ETF waiver and the Dynamic Allocation mutual fund waiver, the “affiliated mutual fund and ETF waivers”). The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds II, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

With respect to the Acquiring Fund, BAL has voluntarily agreed to waive its management fees by the amount of advisory fees the Acquiring Fund pays to BAL indirectly through its investment in affiliated money market funds (the “Variable Series II affiliated money market fund waiver”). The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the Variable Series II affiliated money market fund waiver.

A discussion regarding the basis for the Acquiring Board’s approval of the Variable Series II Acquiring Fund Management Agreement will be available in the Acquiring Fund’s first shareholder report following the commencement of operations.

The Combined Funds

Each Acquiring Fund Management Agreement will remain in place following the Reorganizations, and the management fee of each Combined Fund under the Acquiring Fund Management Agreement will be identical to the current management fee applicable to its corresponding Acquiring Fund. In addition, (except for with respect to BlackRock Total Return V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund) the contractual expense caps and/or waivers applicable to each Combined Fund will be identical to the current contractual expense caps and/or waivers applicable to its corresponding Acquiring Fund, and these contractual expense caps and/or waivers, including with respect to operational and recordkeeping services, will be extended through April 30, 2021, effective upon the closing of the Reorganizations.

If the Shell Reorganization and the Reorganization of Bond Fund into BlackRock Total Return V.I. Fund are approved, BAL has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit (i) Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) and (ii) Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (including Interest Expense, and excluding Dividend Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to the amounts noted in the following table, effective upon the closing of the Shell Reorganization and the Reorganization.

	Contractual Caps(1) on Total Annual Fund Operating Expenses(2) (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps(1) on Total Annual Fund Operating Expenses(2) (including Interest Expense, and excluding Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
BlackRock Total Return V.I. Fund	0.60%	0.60%

(1)

The contractual caps for the Acquiring Fund upon the completion of the Shell Reorganization and its respective Reorganization will be in effect through April 30, 2021. The contractual agreement may be terminated, with respect to the Acquiring Fund, upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds II, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(2)	As a percentage of average daily net assets and based on current fees.

If the Reorganization of BlackRock iShares® Dynamic Allocation V.I. Fund is approved, BAL has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to the amount noted in the following table, effective upon the closing of the Reorganization.

Contractual Caps(1) on Total Annual Fund Operating Expenses(2) (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
BlackRock iShares® Dynamic Allocation V.I. Fund	0.19%

(1)

The contractual caps for the Acquiring Fund upon the completion of its respective Reorganization will be in effect through April 30, 2021. The contractual agreement may be terminated, with respect to the Acquiring Fund, upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(2)	As a percentage of average daily net assets and based on current fees.

The affiliated mutual fund and ETF waivers, which will remain in place with respect to each Acquiring Fund, as applicable, following the applicable Reorganization, will be extended through April 30, 2021, effective upon the closing of such Reorganization.

BAL will manage each Combined Fund as investment manager pursuant to the relevant Acquiring Fund Management Agreement. The principal terms of each of the Target Fund Management Agreement, the Target Fund Sub-Advisory Agreement and the Acquiring Fund Management Agreements, are described below.

Terms of the Management Agreements

Under the Target Fund Management Agreement, SFIMC (under the supervision of the Target Board) continuously furnishes an investment program for the Target Funds. SFIMC also is responsible for the actual management of the investments of the Target Funds and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of the Target Funds, SFIMC performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of the Target Funds.

Under the Target Management Agreement, SFIMC is responsible for payment of all expenses it may incur in performing such services. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of SFIMC connected with investment and economic research, trading and investment management of the Target Trust and the payment of any fees to interested Trustees of the Target Trust. SFIMC provides all executive, administrative, clerical and other personnel necessary to operate the Target Trust and pays the salaries and other employment related costs of employing those persons. SFIMC furnishes the Target Trust with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment. In addition, SFIMC is responsible for paying the sub-advisory fees of each investment sub-advisor. The Target Fund Management Agreement also provides that SFIMC shall not be liable to the Target Trust or to any shareholder or Contract Owner for any error of judgment or mistake of law or for any loss suffered by the Target Trust or by any shareholder in connection with matters to which such agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of SFIMC in the performance of its duties thereunder.

The Target Fund Management Agreement may be continued beyond its current term only so long as such continuance is specifically approved at least annually by the Target Board or by vote of a majority of the outstanding shares of the Target Trust and, in either case, by vote of a majority of the trustees who are not interested persons of any party to such agreement, except in their capacity as trustees of the Target Trust, cast in person at a meeting called for the purpose of voting on such approval. The Target Fund Management Agreement may be terminated upon 60 days’ written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party.

Pursuant to the Target Fund Sub-Advisory Agreement, BFA manages the investments of Large Cap Equity Index Fund, Small Cap Equity Index Fund and International Equity Index Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, BFA follows SFIMC’s policy of seeking to obtain the most favorable price and efficient execution available. Under the Target Fund Sub-Advisory Agreement, the BFA sub-advisory fees are accrued daily and paid to BFA quarterly.

The Target Fund Sub-Advisory Agreement is not assignable and may be terminated without penalty upon 60 days’ written notice at the option of SFIMC or BFA, or by the Target Board or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Target Fund. The Target Fund Sub-Advisory Agreement provides that it shall continue in effect for an initial term of two years and can thereafter be continued for each Target Fund from year to year so long as such continuance is specifically approved annually (a) by the Target Board or by a majority of the outstanding shares of the Target Fund and (b) by a majority vote of the trustees of the Target Trust who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

Under each Acquiring Fund Management Agreement, BAL is obligated to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the respective Acquiring Corporation connected with investment and economic research, trading and investment management of each Acquiring Fund, as well as the fees of all Directors of the Acquiring Corporation who are affiliated persons of BlackRock, Inc. or any of its affiliates. Each Acquiring Fund pays all other expenses incurred in its operation, including a portion of its Acquiring Corporation’s general administrative expenses allocated on the basis of the Fund’s asset size. Certain accounting services are provided for each Acquiring Corporation by BAL and the Acquiring Corporation reimburses BAL in connection with such services. Under each Acquiring Fund Management Agreement, BAL will not be liable for any error of judgment or mistake of law or for any loss suffered by BAL or by the Acquiring Fund(s) in connection with the performance of the Acquiring Fund Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Acquiring Fund Management Agreement.

Each Acquiring Fund Management Agreement, unless earlier terminated as described below, will continue in effect for an initial two year period and from year to year thereafter if approved annually (a) by the relevant Acquiring Board or by a majority of the outstanding shares of the respective Acquiring Funds, and (b) by a majority of the directors who are not parties to such contracts or interested persons (as defined in the 1940 Act) of any such party. Each Acquiring Fund Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of the respective Acquiring Funds.

Other Service Providers

	Target Funds	Acquiring Funds
Sub-Adviser(s)	BlackRock Fund Advisors 400 Howard Street San Francisco, California 94105 (1)	None.

Distributor	State Farm VP Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022

Custodian(s)	State Street Bank and Trust Company 200 Clarendon Street Boston, Massachusetts 02116 (1) JPMorgan Chase Bank, N.A. 3 Chase MetroTech Center, 5th Floor Brooklyn, New York 11245 (2)	JPMorgan Chase Bank, N.A. 383 Madison Avenue New York, New York 10179

Transfer Agent	State Farm Investment Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809

	Target Funds	Acquiring Funds
Accounting Services Provider(s)	State Farm Investment Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001 (3) State Street Bank and Trust Company 200 Clarendon Street Boston, Massachusetts 02116 (4)	BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, Delaware 19809 JPMorgan Chase Bank, N.A. 383 Madison Avenue New York, New York 10179

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP One North Wacker Chicago, Illinois 60606	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116

Fund Counsel	Stradley Ronon Stevens & Young, LLP 191 North Wacker Drive, Suite 1601 Chicago, Illinois 60606	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6019

(1)	For Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund

(2)	For Bond Fund, Money Market Fund and Stock and Bond Balanced Fund

(3)	For each Target Fund other than International Equity Index Fund

(4)	For International Equity Index Fund

Combined Funds. Effective upon the closing of the Reorganizations, each Acquiring Fund’s current service providers will serve its corresponding Combined Fund.

Distributors; Distribution Fees, Shareholder Servicing Fees and Shareholder Administration Fees

State Farm VP Management Corp. (previously defined as “Management Corp.”), One State Farm Plaza, Bloomington, Illinois 61710-0001, serves as the principal underwriter and distributor for the continuous offering of shares of each Target Fund. Management Corp. is a registered broker-dealer, a member of the Financial Industry Regulatory Authority and a wholly owned subsidiary of SFIMC.

BlackRock Investments, LLC (previously defined as “BRIL”), 40 East 52nd Street, New York, New York 10022, an affiliate of BAL, acts as each Acquiring Fund’s distributor and will act as distributor for each Combined Fund effective upon the closing of the Reorganizations.

Neither the shares of the Target Funds nor the Class I shares of the Acquiring Funds are subject to distribution fees.

With respect to the Acquiring Funds, BAL has entered into administrative services agreements with certain BlackRock Insurance Companies pursuant to which the Acquiring Funds compensate such companies for administrative responsibilities relating to the Acquiring Funds, which are performed by such BlackRock Insurance Companies. Following the Reorganizations, BAL expects to enter into administrative services agreements with the State Farm Insurance Companies, on behalf of the Combined Funds. The Acquiring Funds will compensate the State Farm Insurance Companies.

Pursuant to a service agreement among the Target Trust, SFIMC and SFMAIC, SFMAIC provides SFIMC with certain personnel, services and facilities to enable SFIMC to perform its obligations to the Target Trust. SFIMC reimburses SFMAIC for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by SFMAIC under the separate service agreement. Accordingly, the Target Trust makes no payment to SFMAIC under the service agreement.

Dividends and Distributions

It is the Target Trust’s intention to distribute substantially all the net investment income, if any, of a Target Fund. Dividends from net investment income of a Target Fund will be paid at least annually and distributions from net realized capital gains will be paid at least annually; all dividends and distributions will be reinvested in additional full and fractional shares of that Target Fund. Shares will begin accruing dividends on the day following the date on which the shares are issued, the date of issuance customarily being the “settlement” date.

BlackRock Government Money Market V.I. Fund and BlackRock Total Return V.I. Fund declare dividends daily and reinvest dividends monthly in additional full and fractional shares of the respective Funds. BlackRock International Index V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock Small Cap Index V.I. Fund and BlackRock S&P 500 Index V.I. Fund declare dividends and reinvest dividends at least annually in additional shares of the respective Funds. All net realized long-term or short-term capital gains of an Acquiring Corporation, if any, are declared and distributed annually after the close of that Acquiring Corporation’s fiscal year to the shareholders of each relevant Acquiring Fund.

Effective upon the closing of the Reorganizations, each Acquiring Fund’s dividends and distributions policy will be continued by its corresponding Combined Fund. Shares received by each Target Fund in its respective Reorganization will be valued as of the Valuation Time (as defined below), after the declaration and payment of dividends and distributions.

Purchase, Redemption, Exchange and Valuation of Shares

Shareholders should refer to the Acquiring Fund Prospectus for Class I shares (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Class I shares of each Acquiring Fund, which policies and procedures will be the same for the Class I shares of the corresponding Combined Fund effective upon the closing of the Reorganization.

Purchases and Redemptions. Shares of the Acquiring Funds currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of the BlackRock Insurance Companies and certain BlackRock Accounts to fund benefits under the Variable Contracts issued by the BlackRock Insurance Companies. Shares of the Acquiring Funds may be purchased or sold each day the NYSE is open. The price of shares purchased by the BlackRock Insurance Companies is based on the next calculation of the per share net asset value of an Acquiring Fund after an order is placed. An Acquiring Corporation may reject any order to buy shares and may suspend the sale of shares at any time. An Acquiring Corporation will redeem all full and fractional shares of the Acquiring Fund(s) for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time. The Acquiring Funds do not have any initial or subsequent investment minimums. However, a Variable Contract may require certain investment minimums.

Exchanging Shares. The Acquiring Funds do not offer exchange privileges.

Comparison of Valuation Policies.

Valuation Policies—All Acquiring Funds (other than BlackRock Government Money Market V.I. Fund). When a BlackRock Insurance Company purchases shares, the BlackRock Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Acquiring Fund calculates its net asset value of each class of its shares each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m.

(Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received. Each business day, the Acquiring Funds’ net asset values are transmitted electronically to the BlackRock Insurance Companies that use the Funds as underlying investment options for Variable Contracts.

Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Acquiring Funds value fixed-income portfolio securities and non-exchange traded derivatives using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Funds’ approved independent third-party pricing services, each in accordance with valuation procedures approved by the relevant Acquiring Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but an Acquiring Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Acquiring Funds may trade on weekends or other days when a Fund does not price its shares. As a result, the Acquiring Funds’ net asset value may change on days when you will not be able to purchase or redeem a Fund’s shares. Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed- income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of an Acquiring Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BAL to be reliable, an Acquiring Fund’s investments are valued at fair value. Fair value determinations are made by BAL in accordance with procedures approved by an Acquiring Board. BAL may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BAL believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BAL determines, in its business judgment prior to or at the time of pricing an Acquiring Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Acquiring Funds’ net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of an Acquiring Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining an Acquiring Fund’s net asset value.

An Acquiring Fund may accept orders from certain authorized financial intermediaries or their designees. An Acquiring Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Valuation Policies—BlackRock Government Money Market V.I. Fund. When a BlackRock Insurance Company purchases shares, the BlackRock Insurance Company pays the net asset value (normally $1.00 per share). This is the offering price. Shares are also redeemed at their net asset value. The Acquiring Fund calculates the net asset value (generally by using market quotations) each day the NYSE is open, as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the Acquiring Fund.

The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by the Acquiring Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Acquiring Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Acquiring Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. Generally, trading in foreign securities, U.S. Government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Acquiring Fund’s shares are determined as of such times.

The Acquiring Fund may accept orders from certain authorized financial intermediaries or their designees. The Acquiring Fund will be deemed to receive an order when accepted by the intermediary or designee, and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Valuation Policies—Target Funds. The offering price of the shares of each Target Fund is its NAV. NAV is calculated by adding all of the assets of a Target Fund, subtracting the Fund’s liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each Target Fund.

The NAV for each Target Fund is determined as of the time of the close of regular session trading on the NYSE (currently at 4:00 PM, Eastern Time) on each day when the NYSE is open for business. Shares will not be priced on days when the NYSE is closed.

As a general rule, the portfolio securities of each Target Fund that are traded on a national exchange are valued at their last sale price on that exchange prior to the time when the NAV is calculated. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ National Market. In the absence of any National Market sales on that day or in the case of debt securities, such securities are valued at the last reported bid price.

If the market quotations described above are not available, portfolio securities, other than short-term debt securities, may be valued at fair value as determined in good faith by or under the direction of the Target Board. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to a Target Fund’s NAV calculation, or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to take into consideration all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Target Fund fairly and accurately represents the value of the Fund’s holdings. Fair valuation may reduce the ability of an investor to take advantage of a lag between a significant change in the value of the Fund’s holdings and the reflection of that change in the Fund’s NAV.

Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) and all of the assets of Money Market Fund are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Target Board believes the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Target Board as in the case of securities having a maturity of more than 60 days.

Non-U.S. securities (“foreign securities”) held by Large Cap Equity Index Fund and International Equity Index Fund are traded on securities exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of the foreign securities used in computing the NAV for a Target Fund holding such securities is determined as of the earlier of the time the exchange on which the securities are traded closes or as of the close of trading on the NYSE. As a result, it is possible that events affecting the value of such securities may occur that are not reflected in the computation of a Target Fund’s NAV. When events occur that materially affect the value of foreign securities held by a Target Fund, the securities may be valued at their fair value as determined in good faith by or under the direction of the Target Board.

Foreign securities exchanges may also be open on days when the Target Funds do not compute their NAV. Accordingly, there may be occasions when either Large Cap Equity Index Fund or International Equity Index Fund do not calculate its NAV but when the value of such Fund’s portfolio securities is affected by such trading activity.

Foreign securities held by International Equity Index Fund are fair valued using prices provided by a third-party pricing service in certain circumstances. SFIMC fair values foreign securities held by this Fund on valuation days when the closing prices for such securities are determined not to reflect the market value of such securities as of the time the Fund computes its NAV. SFIMC uses systematic and objective standards to determine when the closing prices of the foreign securities held by International Equity Index Fund do not reflect the market value of such securities.

Valuation Policies—Combined Funds. Effective upon the closing of the Reorganizations, each Combined Fund’s valuation policies will be those of the corresponding Acquiring Fund.

Tax Information

Distributions made by the Acquiring Funds to a separate account of a BlackRock Insurance Company, and redemptions of Acquiring Fund shares made by a separate account, ordinarily do not cause the corresponding Variable Contract holder to recognize income or gain for Federal income tax purposes. See the Variable Contract prospectus for information regarding the Federal income tax treatment of the distributions to separate accounts and the holders of the Variable Contracts.

Payments to Broker/Dealers and Other Financial Intermediaries

Acquiring Funds. BAL and its affiliates may make payments relating to distribution and sales support activities to the BlackRock Insurance Companies and other financial intermediaries for the sale of Acquiring

Fund shares and related services. These payments may create a conflict of interest by influencing the BlackRock Insurance Company or other financial intermediary and your individual financial professional to recommend an Acquiring Fund over another investment. Visit your BlackRock Insurance Company’s website, which may have more information.

Target Funds. The Target Funds do not pay broker/dealers or financial intermediaries for the sale of Target Fund shares or related services.

Disclosure of Portfolio Holdings

For a discussion of the Acquiring Funds’ and Target Funds’ policies and procedures regarding the selective disclosure of their respective portfolio holdings, please see the Acquiring Funds’ and Target Funds’ Statements of Additional Information, respectively.

Market Timing Trading Policies and Procedures

Acquiring Funds

Each Fund other than BlackRock Government Money Market V.I. Fund. The Acquiring Corporations’ Boards of Directors have determined that the interests of long-term shareholders and an Acquiring Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The Acquiring Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve an Acquiring Fund’s investment objective. Frequent trading may cause an Acquiring Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce an Acquiring Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of such fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Acquiring Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation Policies” above.

The Acquiring Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Acquiring Fund shares that they determine may be detrimental to an Acquiring Fund or long-term shareholders. The Boards of Directors have approved the policies discussed below to seek to deter market timing activity. The Boards of Directors have not adopted any specific numerical restrictions on purchases, sales and exchanges of Acquiring Fund shares because certain legitimate strategies will not result in harm to an Acquiring Fund or its shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, an Acquiring Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If an Acquiring Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and such Acquiring Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with an Acquiring Fund, such Acquiring Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by an Acquiring Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide an Acquiring Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by an Acquiring Fund. While the Acquiring Funds monitor for market timing activity, the Acquiring Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Acquiring Funds. The Acquiring Funds’ distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Acquiring Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by an Acquiring Fund to be engaged in market timing or other improper trading activity, the Acquiring Funds’ distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Acquiring Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to the Acquiring Funds or long-term shareholders.

BlackRock Government Money Market V.I. Fund. The Acquiring Board of BlackRock Variable Series Funds, Inc. has evaluated the risks of market timing activities by the Acquiring Fund’s shareholders and has determined that due to (i) the Acquiring Fund’s policy of seeking to maintain the Fund’s net asset value per share at $1.00 each day, (ii) the nature of the Acquiring Fund’s portfolio holdings and (iii) the nature of the Acquiring Fund’s shareholders, it is unlikely that (a) market timing would be attempted by the Acquiring Fund’s shareholders or (b) any attempts to market time the Acquiring Fund by shareholders would result in a negative impact to the Acquiring Fund or its shareholders. As a result, the Acquiring Board has not adopted policies and procedures to deter short-term trading in the Acquiring Fund. There can be no assurances, however, that the Acquiring Fund may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

See the Acquiring Fund Prospectus—“Account Information—Short-Term Trading Policy.”

Target Funds

The Target Trust does not accommodate inappropriate frequent trading, including short-term “market timing” transactions among the Target Funds, as these transactions can adversely affect the Target Funds, investors and the performance of the Target Funds. In particular, such transactions may dilute the value of the Target Funds’ shares, interfere with the efficient management of the Target Funds’ portfolios, and increase brokerage and administrative costs of the Target Funds. In order to protect the Target Funds and investors from this potentially harmful activity, the Target Board has adopted market timing policies and procedures. The market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity that may adversely affect other investors. Investors seeking to engage in frequent trading activity may deploy a variety of strategies to avoid detection. The Target Trust’s ability to detect such trading activity is limited by operational systems and technological limitations. Because the shares of the Target Funds are held in insurance company separate accounts, the Target Funds typically are not able to identify trading by a particular investor, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. The Target Trust does not include transactions made pursuant to dollar-cost averaging and portfolio rebalancing programs in these limitations.

See the Target Fund Prospectus—“Calculating Net Asset Value—Market Timing.”

FINANCIAL HIGHLIGHTS

Financial highlights tables for each Target Fund’s shares may be found in such Target Fund’s Prospectus, Annual Reports and Semi-Annual Reports, which are available without charge by calling (888) 702-2307. Financial highlights tables for the Class I shares of each of BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund may be found in such Acquiring Fund’s Prospectus, Annual Reports and Semi-Annual Reports, which are available without charge by calling (800) 441-7762. As each of BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund is recently organized, there is no financial highlights table for the Class I shares of each such Acquiring Fund. The Prospectuses for BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund are available without charge by calling (800) 441-7762.

The financial highlights table for the Class I shares of the Predecessor Fund to BlackRock Total Return V.I. Fund is set out below. Although BlackRock Total Return V.I. Fund has not commenced operations as of the date of this Combined Prospectus/Proxy Statement, as a result of the proposed Shell Reorganization anticipated to occur on or about September 17, 2018, the financial highlights information presented for BlackRock Total Return V.I. Fund is the financial history of the Predecessor Fund. The financial highlights table is intended to help you understand the Predecessor Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single share. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in the Predecessor Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s Annual Report, which is available upon request.

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund
	Class I
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$11.79		$11.71	$11.93	$11.51	$12.01

Net investment income(a)	0.29		0.23	0.22	0.32	0.32
Net realized and unrealized gain (loss)	0.13		0.09	(0.19)	0.44	(0.45)

Net increase (decrease) from investment operations	0.42		0.32	0.03	0.76	(0.13)

Distributions:(b)
From net investment income	(0.30)		(0.24)	(0.25)	(0.34)	(0.37)

Net asset value, end of year	$11.91		$11.79	$11.71	$11.93	$11.51

Total Return:(c)
Based on net asset value	3.60	%(d)	2.76%	0.26%	6.66%	(1.14)%

Ratios to Average Net Assets:(e)
Total expenses	0.94%		0.82%	0.92%	0.88%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.74%		0.62%	0.74%	0.69%	0.67%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.62%		0.59%	0.69%	0.66%	0.65%

Net investment income	2.43%		1.92%	1.89%	2.68%	2.75%

Supplemental Data:
Net assets, end of year (000)	$152,138		$157,445	$154,046	$130,765	$135,943

Portfolio turnover rate(f)	627%		590%	900%	772%	724%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 3.51%.

(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	0.01%	0.01%	—	—

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	389%	396%	625%	560%	498%

See notes to financial statements.

INFORMATION ABOUT THE REORGANIZATIONS

The following summary of each Agreement and Plan of Reorganization (each, a “Reorganization Agreement”) does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

Under each Reorganization Agreement, a Reorganization will consist of: (i) the transfer and delivery of all of the assets of the applicable Target Fund to the corresponding Acquiring Fund in exchange for the assumption by such Acquiring Fund of all of the Target Fund’s Stated Liabilities (as defined in Appendix II) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Appendix II), of the Acquiring Fund Shares (including fractional shares) by such Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust. Current shareholders of each Target Fund will own Class I shares of the corresponding Combined Fund. The number of Acquiring Fund Shares that Target Fund shareholders receive will depend on the relative net asset value of the applicable Target Fund’s shares and corresponding Acquiring Fund Shares computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date of the relevant Reorganization (the “Valuation Time”) after the declaration and payment of dividends and/or other distributions. Such net asset value will be determined in accordance with the corresponding Acquiring Fund’s valuation procedures.

Each Target Fund expects to distribute the Acquiring Fund Shares to the shareholders of such Target Fund on or as soon as practicable after the Closing Date. The distribution of the Acquiring Fund Shares to such Target Fund’s shareholders will be accomplished by opening new accounts on the books of the corresponding Acquiring Fund in the names of such Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the corresponding Acquiring Fund will represent the pro rata number of shares that such Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, all outstanding shares of the relevant Target Fund will be redeemed on or as soon as practicable after the Closing Date in accordance with applicable state law and the organizational documents of the Target Trust. Thereafter, such Target Fund will be abolished as a series of the Target Trust under Delaware state law.

Each Fund has made certain standard representations and warranties to each other regarding organization, status and conduct of business.

Unless waived in accordance with each Reorganization Agreement, the obligations of each Acquiring Fund and each Target Fund are conditioned upon, among other things:

1.	the approval of the applicable Reorganization Agreement, which provides for the applicable Reorganization, by the Target Board and the relevant Acquiring Board;

2.	the approval of the applicable Reorganization Agreement by the shareholders of the Target Fund;

3.

the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the applicable Reorganization Agreement under Section 25(c) of the 1940 Act;

4.	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

5.

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the applicable Reorganization Agreement;

6.

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto;

7.	the declaration of a dividend or dividends by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

8.	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the applicable Reorganization for U.S. federal income tax purposes.

Each Reorganization Agreement may be terminated or amended by the mutual consent of the parties, either before or after approval thereof by the shareholders of the applicable Target Fund.

The Target Board, including all of the Independent Trustees, recommend that you vote to approve the applicable Reorganization, as it believes such Reorganization is in the best interests of the applicable Target Fund (as described more fully in “Reasons for the Reorganizations” below) and that the interests of existing shareholders of such Target Fund will not be diluted as a result of consummation of such proposed Reorganization.

Reasons for the Reorganizations

SFIMC, after a review of the nature and goals of its mutual fund advisory business, determined to reduce the extent of its mutual fund advisory business activities. As a result of this review and in consideration of the nature of the Target Funds’ shareholder base, including the desire for State Farm Mutual Automobile Insurance Company (“SFMAIC”) agents to continue to maintain their relationship with those clients/shareholders, SFIMC presented the Target Board with information on possible strategic dispositions within its mutual fund business, including relating to the Target Funds. After considering and evaluating several possible prominent and well-managed mutual fund complexes, SFIMC recommended that the Target Board approve the Reorganization of each Target Fund with and into a corresponding Acquiring Fund.

The Target Board discussed and considered matters relating to the proposed Reorganizations at meetings held in the fourth quarter of 2017 and the first and second quarters of 2018 (collectively, the “State Farm Merger Evaluation Meetings”). During the course of the State Farm Merger Evaluation Meetings, the Target Board requested, received and discussed information from various parties, including from SFMAIC, SFIMC and BAL, regarding (i) the structure, terms and conditions and anticipated timeline of the Reorganizations; (ii) the rationale for the Reorganizations, as well as comparative data and information with respect to the Target Funds and Acquiring Funds; (iii) the expected impact of the Reorganizations on each Target Fund and its shareholders; (iv) BAL’s organization, personnel and affiliates; (v) BAL’s investment philosophy and process; (vi) BAL’s experience in providing investment advisory services to mutual funds; (vii) BAL’s operational, legal and compliance capabilities, as well as its financial conditions and resources; (viii) the services provided by, and BAL’s administration and oversight of, the Acquiring Funds’ third-party service providers; (ix) the key distribution channels and intermediary relationships for the Acquiring Funds; and (x) the composition and governance of the Acquiring Corporation’s Board of Directors (the “Acquiring Board”). The Target Board also received and considered information from counsel to the Independent Trustees of the Target Board regarding the duties of the Target Board in considering the Reorganizations. Additionally, the Target Board evaluated the proposed elimination of Stock and Bond Balanced Fund’s fundamental investment restriction regarding investments in other State Farm investment companies, its potential impact on Stock and Bond Balanced Fund and its shareholders, and the desirability of eliminating such restriction to align the portfolios of Stock and Bond Balanced Fund and BlackRock iShares® Dynamic Allocation V.I. Fund. During the course of the Target Board’s deliberations, the Independent Trustees were advised by and received assistance from their independent counsel, including in executive sessions. In addition, during several State Farm Merger Evaluation Meetings, the Independent Trustees of the Target Board met with a number of management personnel of BAL, as well as the

Chief Compliance Officer of the Acquiring Corporation. In addition, the chair of the Acquiring Corporation and directors/trustees of certain other BlackRock mutual funds advised by BAL or its affiliates also met in person or via videoconference with the entire Target Board.

At the Approval Meeting, the Target Board, including all of the Independent Trustees, unanimously approved each Agreement and Plan of Reorganization and the elimination of Stock and Bond Balanced Fund’s fundamental investment restriction regarding investments in other State Farm registered investment companies and voted to recommend that the shareholders of each Target Fund also approve the applicable Agreement and Plan of Reorganization and the elimination of such fundamental investment restriction with respect to Stock and Bond Balanced Fund. The Target Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Target Board at the Approval Meeting, each Reorganization would be in the best interests of the applicable Target Fund and that the interests of existing shareholders of each Target Fund would not be diluted as a result of such Reorganization. The Target Board’s determinations were based on a comprehensive evaluation of the information provided to them. During the review, the Target Board did not identify any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization of each Target Fund into the corresponding Acquiring Fund, the Target Board considered a number of factors presented at the time of the State Farm Merger Evaluation Meetings, including, but not limited to, the following:

•	The reputation, financial strength and resources of BAL;

•	The investment experience, expertise, personnel, operations and compliance program of BAL and its parent company, BlackRock, Inc.;

•

The investment objective, principal investment strategies, and risks of the Target Funds are similar or substantially similar to the investment objective, principal investment strategies, and risks of the Acquiring Funds, except for Stock and Bond Balanced Fund and BlackRock iShares® Dynamic Allocation V.I. Fund which employ different principal investment strategies and risks in seeking to achieve their respective investment objective;

•	The current asset allocation of the Target Funds and the Acquiring Funds;

•	The fundamental and non-fundamental investment restrictions of the Target Funds and the Acquiring Funds;

•	The portfolio managers of the sub-adviser currently managing certain of the Target Funds will serve as the portfolio managers of the Combined Funds;

•	The current sub-adviser of the Target Funds, BFA, is an affiliate of the investment adviser of the Acquiring Funds;

•

The advisory fee rate to be paid by the Combined Funds (after any applicable waiver) is lower than the current advisory fee rate paid by the Target Funds, except for Stock and Bond Balanced Fund, which currently does not pay a management fee and Money Market Fund, for which the corresponding Combined Fund will have a higher advisory fee rate than currently paid by Money Market Fund; however, such Combined Fund will have a lower overall annual expense ratio (after waivers and expense reimbursements) following the proposed Reorganization;

•	The nature, quality and extent of the services to be provided by BAL to the Combined Funds;

•

BAL’s commitment that annual total expense ratios of the Combined Funds (after waivers and expense reimbursements) will be equal to, or lower than, the annual total expense ratios (after waivers and expense reimbursements but excluding the effect of any voluntary expense limitations) of the Target Funds until at least April 30, 2021;

•	The features of BAL’s expense recapture program and the anticipated impact of the program, if any, on the Target Funds following the Reorganization;

•	The differences in rights and privileges between the Target Funds’ share classes and the corresponding Acquiring Funds’ share classes;

•

There is not expected to be any diminution in the nature, quality and extent of services provided to the Combined Funds and their shareholders from the services provided to the Target Funds and their shareholders as a result of the Reorganizations, including the transition from the Target Funds’ current service providers to the Acquiring Funds’ service providers;

•

The historical performance records of the Target Funds and the Acquiring Funds (or, in the case of BlackRock Total Return V.I. Fund, its predecessor), except for BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund, which are newly organized and do not have any performance history;

•	The access to BAL’s and/or BRIL’s distribution channels may create the potential for broader asset growth and a more stable asset base;

•

Shareholders of the Target Funds are expected to face no adverse tax consequences as a result of the Reorganizations aside from any capital gains distributions resulting from any repositioning of the Target Funds’ portfolio holdings;

•

The disposition of all of the holdings of Stock and Bond Balanced Fund in preparation for its Reorganization and the potential transaction costs relating to the realignment of Stock and Bond Balanced Fund’s portfolio as a result of the proposed Reorganization;

•	The composition and qualifications of the Acquiring Board;

•	The terms and conditions of each Agreement and Plan of Reorganization;

All costs associated with the Target Funds’ participation in the proposed Reorganizations are expected to be borne by SFIMC or its affiliates as a result of the Target Funds’ expense limitation and/or SFIMC’s agreement that the current shareholders will not bear any costs of the Reorganizations (other than any portfolio transaction costs relating to any realignment of a Target Fund’s portfolio with that of the corresponding Acquiring Fund, particularly with respect to Stock and Bond Balanced Fund, prior to and/or after the Reorganization);

•	No sales charge, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the proposed Reorganizations;

•

The difference in the corporate structure of the Target Trust, which is a Delaware statutory trust, and the Acquiring Corporation, which is a Maryland corporation, is not anticipated to negatively affect shareholders;

•	Possible alternatives to the Reorganizations, including the liquidation of the Target Funds.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Target Board, including all of the Independent Trustees, unanimously approved the Reorganizations, concluding that the Reorganizations are in the best interests of each Target Fund and that the interests of existing shareholders of each Target Fund would not be diluted as a result of a Reorganization. This determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to each Target Fund and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

If a Reorganization is not approved by shareholders of the applicable Target Fund, the Target Board will consider other alternatives for that Target Fund.

Material U.S. Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the material anticipated U.S. federal income tax consequences of each Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of a Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS will not assert, or that a court will not sustain, a position contrary to any of the tax aspects described below. Shareholders are advised to consult their own tax advisers on the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of each Reorganization that each Fund receive an opinion from Dechert LLP, tax counsel to the Acquiring Funds, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund or upon the distribution of the shares of the Acquiring Fund to shareholders of the Target Fund in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely as a result of the closing of the tax year of the Target Fund due to the Reorganization or as the result of any transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code.

•

No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of the shareholder’s shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

•

The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

•

The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

•

The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization except for any adjustments that may be required to be made as a result of the closing of the tax year of the Target Fund due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

For each Reorganization, the opinion of Dechert LLP relating to the Reorganizations will be based on U.S. federal income tax law in effect on the Closing Date. For each Reorganization, in rendering the opinion, Dechert LLP will also rely on certain representations of the management of the Acquiring Funds and the Target

Funds and assume, among other things, that the Reorganizations will be consummated in accordance with the operative documents. For each Reorganization, the opinion will not express an opinion on the tax effects to a Target Fund or an Acquiring Fund of marking to market certain categories of assets as of the closing of the taxable year of the Target Fund at the time of a Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

Each Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Funds and their shareholders.

Prior to the Closing Date, each Target Fund (except International Equity Index Fund and Small Cap Equity Index Fund) will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

While the portfolio managers of each of BlackRock Government Money Market V.I. Fund, BlackRock International Index V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Small Cap Index V.I. Fund do not anticipate disposing of more than 5% of their respective Target Fund’s holdings following the closing of the Reorganization, the portfolio managers of BlackRock Total Return V.I. Fund anticipate disposing of a significant portion (approximately 50%) of the securities of the Bond Fund acquired in the Reorganization in connection with realigning the Combined Fund’s portfolio in a manner consistent with its investment process. In addition, if Proposal 2 is approved, the portfolio managers of BlackRock iShares® Dynamic Allocation V.I. Fund anticipate requesting the disposition of all of the holdings of its corresponding Target Fund in preparation for its respective Reorganization due to the fact that the holdings of Stock and Bond Balanced Fund consist of the shares of Large Cap Equity Index Fund and Bond Fund, each of which SFIMC separately is proposing to reorganize into other mutual funds advised by BAL or its affiliates as set forth in this Combined Prospectus/Proxy Statement.

With respect to each Target Fund, the tax impact of any sales will depend on the difference between the price at which such portfolio holdings are sold and each Target Fund’s tax basis in such holding. Any capital gains recognized in these sales on a net basis prior to the closing of the applicable Reorganization will be distributed, if required, to the shareholders of the relevant Target Fund (except International Equity Index Fund and Small Cap Equity Index Fund), as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales on a net basis following the closing of the applicable Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale.

The portfolio managers of the BlackRock Total Return V.I. Fund anticipate that the portfolio securities of the Bond Fund to be sold following the Reorganization will consist mainly of corporate bonds. The sale of these portfolio securities would increase the transaction costs incurred by the Combined Fund. In addition, if the Reorganization is completed, the Combined Fund may use the proceeds from the sales to invest in agency mortgages, other securitized investments and other securities that match the existing investment strategies and exposures of the Acquiring Fund. The transaction costs relating to the sale of portfolio securities acquired from the Bond Fund and in connection with the Combined Fund’s investing in agency mortgages, other securitized investments and other securities are estimated to be approximately 0.06% of the Combined Fund’s net assets following the Reorganization. SFIMC anticipates that Stock and Bond Balanced Fund will utilize the proceeds from such sales to realign its portfolio with that of its corresponding Acquiring Fund prior to the closing of its Reorganization. During this period, the Target Fund may deviate from its principal investment strategies. SFIMC has estimated that the portfolio transaction costs relating to the realignment of Stock and Bond Balanced Fund’s portfolio prior to the Reorganization will be minimal.

As of December 31, 2017, none of the Target Funds had any capital loss carryforwards.

Shareholders of a Target Fund may redeem their shares at any time prior to the closing of the Reorganization. With respect to Money Market Fund, such redemptions are unlikely to result in recognition of gain or loss for U.S. federal income tax purposes because of the policy of the Target Fund of maintaining a stable net asset value of $1.00 per share (although it is possible that it may not be able to do so). Shareholders are advised to consult their own tax advisers on the U.S. federal income tax consequences of any such redemption, as well as the effects of state, local and non-U.S. tax laws.

Expenses of the Reorganizations

BAL or its affiliates will pay each Acquiring Fund’s portion of the expenses incurred in connection with its respective Reorganization (including auditor and legal fees of the Acquiring Fund and the costs of preparing and filing the Combined Prospectus/Proxy Statement), other than legal fees associated with counsel to the directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Director Counsel Fees”) of its respective Acquiring Corporation and any portfolio transaction costs relating to the realignment of the corresponding Target Fund’s portfolio after its respective Reorganization. The Independent Director Counsel Fees, which are allocated based on each Acquiring Fund’s net assets, are estimated to be $15,120 for Proposal 1a, $0 for Proposal 1b, $45,850 for Proposal 1c, $3,700 for Proposal 1d, $0 for Proposal 1e and $1,070 for Proposal 1f for the applicable Acquiring Fund and will be borne by BAL or its affiliates either directly for certain Acquiring Funds or indirectly for certain other Acquiring Funds due to expense caps applicable to such other Acquiring Funds. SFIMC or its affiliates will reimburse each Target Fund for the Target Fund’s portion of the expenses incurred in connection with its respective Reorganization (including auditor and legal fees of the Target Fund, solicitation fees and the costs of printing and mailing the Combined Prospectus/Proxy Statement), which are estimated to be $194,000 for Proposal 1a, $289,000 for Proposal 1b, $388,000 for Proposal 1c, $348,000 for Proposal 1d, $287,000 for Proposal 1e and $70,000 for Proposal 1f and Proposal 2, other than any portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to its respective Reorganization. Portfolio transaction costs relating to the realignment of a Target Fund’s portfolio with that of its corresponding Acquiring Fund, if any, prior to or after its respective Reorganization are estimated to be minimal. SFIMC or its affiliates will reimburse the Target Funds for expenses related to the Reorganizations simultaneously with the accrual of such expense on a Target Fund’s financial statements. The simultaneous timing of the expense accrual and the reimbursement accrual will prevent Target Fund shareholders from bearing these costs prior to reimbursement.

The expenses of each Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Target Board and each Acquiring Board (together, the “Boards”), costs incurred in connection with the meetings of the Boards and preparing the minutes of the meetings of the Boards, obtaining an opinion of counsel as to certain tax matters, the preparation of the applicable Reorganization Agreement and the Combined Prospectus/Proxy Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider such Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditor fees in connection with the foregoing.

Agreement Among SFIMC, BAL and BFA

SFIMC, BAL and BFA have entered into a Framework Agreement (“Framework Agreement”) regarding the transfer and delivery by SFIMC to BAL and BFA of certain books and records that SFIMC maintains for each Target Fund. The transfer and delivery of such books and records, and certain other obligations of the parties, is contingent upon shareholder approval of the Reorganizations, among other things. Assuming shareholder approval is obtained, and the other conditions in the Framework Agreement and in the Reorganization Agreements are met, shareholders of the Target Funds will become shareholders of their corresponding Acquiring Funds.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of each Reorganization, each Acquiring Fund will establish a position for each of its respective Target Fund shareholders on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in each such Reorganization. No certificates for shares of the Acquiring Funds will be issued in connection with the Reorganizations.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganizations will be passed on by Dechert LLP, tax counsel to the Acquiring Funds. Certain legal matters of Maryland law concerning the issuance of shares of the Acquiring Funds will be passed on by Miles & Stockbridge P.C., which serves as Maryland counsel to the Acquiring Funds.

PROPOSAL 2—TO APPROVE THE ELIMINATION OF STOCK AND BOND BALANCED FUND’S FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTMENTS

The 1940 Act requires registered investment companies, such as Stock and Bond Balanced Fund, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as fundamental policies or fundamental restrictions.

Stock and Bond Balanced Fund currently has a fundamental restriction to not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the 1940 Act), U.S. Government securities, or short-term paper (the “Investment Restriction”). The Investment Restriction is not required by the 1940 Act, and it limits the ability of the Target Fund to invest in a broader range of securities.

The elimination of the Investment Restriction is intended to benefit Stock and Bond Balanced Fund and its shareholders by providing the Target Fund with greater investment flexibility. In particular, the holdings of the Target Fund consist of the shares of Large Cap Equity Index Fund and Bond Fund, each of which (along with all the other series of the Target Trust) SFIMC separately is proposing to reorganize into other mutual funds advised by BAL or its affiliates as contemplated in this Combined Prospectus/Proxy Statement. Accordingly, if each reorganization of the other series of the Target Trust is approved and completed and the Target Fund’s Investment Restriction is not eliminated, there will be no underlying State Farm mutual funds in which the Target Fund may invest.

The Target Board has approved the elimination of the Investment Restriction; however, its elimination also requires the approval of Stock and Bond Balanced Fund’s shareholders because it is fundamental. If shareholders approve this Proposal and the Reorganization described above, SFIMC will restructure the Target Fund’s portfolio to align it with that of BlackRock iShares® Dynamic Allocation V.I. Fund. SFIMC and the Target Trust have received an exemptive order from the SEC that permits the Target Fund to invest in unaffiliated registered open-end management investment companies, such as BlackRock funds, beyond the limits permitted by the 1940 Act, subject to certain conditions.

The Reorganization of Stock and Bond Balanced Fund will not occur unless shareholders also approve the elimination of the Investment Restriction. If shareholders approve the elimination of the Investment Restriction, such change will take effect, regardless of whether shareholders approve the Reorganization, and the Target Board will consider what actions to take, if any, with respect to Stock and Bond Balanced Fund, including, but not limited to, liquidation.

The Target Board, including all of the Independent Trustees, unanimously recommends that you vote “FOR” Proposal 2.

OTHER INFORMATION

Capitalization

The following tables set forth: (i) as of December 31, 2017, the unaudited capitalization of each Target Fund’s shares (ii) as of December 31, 2017, the unaudited capitalization of Class I shares of each Acquiring Fund (or, in the case of BlackRock Total Return V.I. Fund, the Predecessor Fund); and (iii) the unaudited pro forma combined capitalization of the Class I shares of each Combined Fund assuming each Reorganization has been completed. Neither the Acquiring Funds nor the Target Funds will ultimately bear the costs associated with the Reorganizations. As noted above, BAL or its affiliates will pay the Acquiring Funds’ portion of the expenses incurred in connection with the Reorganizations, and although the Target Funds will pay for their portion of the expenses incurred in connection with the respective Reorganizations, SFIMC or its affiliates will reimburse the Target Funds for such expenses. In addition, although each Acquiring Fund will bear the Independent Director Counsel Fees of its respective Acquiring Corporation, such expenses are expected to be borne by BAL or its affiliates either directly for certain Acquiring Funds or indirectly for certain other Acquiring Funds due to expense caps applicable to such other Acquiring Funds. Therefore, the costs of the Reorganizations are not reflected in the pro forma adjustments. The pro forma capitalization of each Combined Fund reflects adjustments due to redemptions by State Farm Life Insurance Company and Stock and Bond Balanced Fund in the Target Funds, as applicable, but does not reflect adjustments for the distribution of income and gains by the Target Funds prior to the Reorganizations. The capitalizations are likely to be different when each Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity. Except as noted below with respect to BlackRock International Index V.I. Fund, no material valuation adjustments are expected as a result of the Reorganizations.

Bond Fund and BlackRock Total Return V.I. Fund:

	Bond Fund	BlackRock Total Return V.I. Fund Class I	Pro Forma Adjustments[1,2]	BlackRock Total Return V.I. Combined Fund Pro Forma Class I1,2
Net Assets	$154,597,558	$152,138,371	$(35,605,766)	$271,130,163
Shares Outstanding	15,288,721	12,778,791	(5,294,062)	22,773,451
NAV per Share	$10.11	$11.91		$11.91

	Bond Fund	BlackRock Total Return V.I. Fund Class III*	Pro Forma Adjustments	BlackRock Total Return V.I. Combined Fund Pro Forma Class III
Net Assets	N/A	$267,650,947	$—	$267,650,947
Shares Outstanding	N/A	22,749,980	—	22,749,980
NAV per Share	N/A	$11.76	$—	$11.76

*	No Class III shares will be issued in connection with the Reorganization.

[1]	Adjusted for transaction costs of $17,796.

[2]	Assumes Stock and Bond Balanced Fund redeems its holdings of $35,587,970.

International Equity Index Fund and BlackRock International Index V.I. Fund:

	International Equity Index Fund	BlackRock International Index V.I. Fund Class I	Pro Forma Adjustments[1,2],3	BlackRock International Index V.I. Combined Fund Pro Forma Class I1,2,3
Net Assets	$334,241,192	$—	$(128,286,128)	$205,955,064
Shares Outstanding	23,400,348	—	(8,958,504)	14,441,844
NAV per Share	$14.28	$14.28		$14.26

[1]	Adjusted for transaction costs of $38,378.

[2]	Assumes State Farm Life Insurance Company redeems its holdings of $127,705,022.

[3]	Adjusted by $(542,728) to reflect the differences in the Funds’ fair valuation policies and procedures with respect to foreign securities.

Large Cap Equity Index Fund and BlackRock S&P 500 Index V.I. Fund:

	Large Cap Equity Index Fund	BlackRock S&P 500 Index V.I. Fund Class I	Pro Forma Adjustments[1,2]	BlackRock S&P 500 Index V.I. Combined Fund Pro Forma Class I1,2
Net Assets	$713,248,987	$216,250,992	$(63,175,361)	$866,324,618
Shares Outstanding	31,871,918	9,478,333	(3,379,034)	37,971,216
NAV per Share	$22.38	$22.82		$22.82

[1]	Adjusted for transaction costs of $12,158.

[2]	Assumes Stock and Bond Balanced Fund redeems its holdings of $63,163,203.

	Large Cap Equity Index Fund	BlackRock S&P 500 Index V.I. Fund Class II*	Pro Forma Adjustments	BlackRock S&P 500 Index V.I. Combined Fund Pro Forma Class II
Net Assets	N/A	$3,340,475	$—	$3,340,475
Shares Outstanding	N/A	147,642	—	147,642
NAV per Share	N/A	$22.63	$—	$22.63

*	No Class II shares will be issued in connection with the Reorganization.

As of December 31, 2017, there were no Class III shares of the BlackRock S&P 500 Index V.I. Fund outstanding.

Money Market Fund and BlackRock Government Money Market V.I. Fund:

	Money Market Fund	BlackRock Government Money Market V.I. Fund Class I	Pro Forma Adjustments	BlackRock Money Market V.I. Combined Fund Pro Forma Class I
Net Assets	$28,542,171	$135,658,600	$	$164,200,771
Shares Outstanding	28,543,273	135,662,592	(262)	164,205,603
NAV per Share	$1.00	$1.00		$1.00

Small Cap Equity Index Fund and BlackRock Small Cap Index V.I. Fund:

	Small Cap Equity Index Fund	BlackRock Small Cap Index V.I. Fund Class I	Pro Forma Adjustments[1,2]	BlackRock Small Cap Index V.I. Combined Fund Pro Forma Class I1,2
Net Assets	$340,353,098	$—	$(51,231,280)	$289,121,818
Shares Outstanding	23,365,053	—	(3,514,374)	19,850,680
NAV per Share	$14.57	$14.57		$14.56

[1]	Adjusted for transaction costs of $31,608.

[2]	Assumes State Farm Life Insurance Company redeems its holdings of $51,199,672.

Stock and Bond Balanced Fund and BlackRock iShares® Dynamic Allocation V.I. Fund:

	Stock and Bond Balanced Fund	BlackRock iShares Dynamic Allocation V.I. Fund Class I	Pro Forma Adjustments	BlackRock iShares Dynamic Allocation V.I. Combined Fund Pro Forma Class I
Net Assets	$99,278,249	$25,332,007	$—	$124,610,256
Shares Outstanding	5,814,289	2,276,825	3,108,778	11,199,892
NAV per Share	$17.07	$11.13		$11.13

	Stock and Bond Balanced Fund	BlackRock iShares® Dynamic Allocation V.I. Fund Class III*	Pro Forma Adjustments	BlackRock iShares® Dynamic Allocation V.I. Combined Fund Pro Forma Class III
Net Assets	N/A	$3,615,047	$—	$3,615,047
Shares Outstanding	N/A	325,847	—	325,847
NAV per Share	N/A	$11.09	$—	$11.09

*	No Class III shares will be issued in connection with the Reorganization.

Shareholder Information

As of the Record Date, there were 15,494,756 shares of Bond Fund outstanding, 23,108,656 shares of International Equity Index Fund outstanding, 31,001,906 shares of Large Cap Equity Index Fund outstanding, 27,847,363 shares of Money Market Fund outstanding, 22,923,317 shares of Small Cap Equity Index Fund outstanding and 5,687,867 shares of Stock and Bond Balanced Fund outstanding. As of such date, the Trustees and officers of the Target Trust as a group owned less than 1% of the outstanding shares of each Target Fund. As of such date, State Farm Life Insurance Company, located at One State Farm Plaza, Bloomington, Illinois 61710, owned the following percentages of the Target Funds’ outstanding shares:

Target Fund	% of Target Fund
Bond Fund	0%
International Equity Index Fund	82.86%
Large Cap Equity Index Fund	0%
Money Market Fund	0%
Small Cap Equity Index Fund	15.33%
Stock and Bond Balanced Fund	0%

All shares of the Target Funds other than those owned by State Farm Life Insurance Company are owned of record by the separate accounts underlying the Contracts. As of such date, no person other than State Farm Life Insurance Company was known by any Target Fund to own beneficially or of record 5% or more of the outstanding shares of the Target Fund.

As of the Record Date, there were 37,540,760 shares of the Predecessor Fund (the predecessor to BlackRock Total Return V.I. Fund) outstanding, 56,912,157 shares of BlackRock S&P 500 Index V.I. Fund outstanding, 143,728,555 shares of BlackRock Government Money Market V.I. Fund outstanding and 2,673,118 shares of BlackRock iShares® Dynamic Allocation V.I. Fund outstanding. As of the Record Date, there were no shares of BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund outstanding. As of such date, the Directors and officers of each Acquiring Corporation as a group owned less than 1% of any class of the outstanding shares of each relevant Acquiring Fund. As of such date, no person was known by any Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund except as follows:

Predecessor Fund (BlackRock Total Return V.I. Fund)

Class of Shares	Name	Address	% of Class
Class I	Transamerica Advisors Life Ins Co	4333 Edgewood Rd NE MS 4410 Cedar Rapids, IA 52499-0001	57.25%

Class I	Transamerica Advisors Life Ins Co	4333 Edgewood Rd NE MS 4410 Cedar Rapids, IA 52499-4333	31.59%

Class I	Transamerica Financial Life Insurance Company	4333 Edgewood Rd NE MS 4410 Cedar Rapids, IA 52499-0000	5.16%

Class III	Nationwide Life Insurance Company NWVAII	P.O. Box 182029 Columbus, OH 43218-2029	93.68%

BlackRock S&P 500 Index V.I. Fund

Class of Shares	Name	Address	% of Class
Class I	Hartford Life and Annuity Life Insurance Company	P.O. Box 2999 Hartford, CT 06104-2999	16.66%

Class I	Hartford Life Insurance & Annuity	P.O. Box 2999 Hartford, CT 06104-2999	15.30%

Class I	Hartford Life Insurance Company	P.O. Box 2999 Hartford, CT 06104-2999	14.75%

Class I	Transamerica Advisors Life Ins Co	4333 Edgewood Rd NE MS 4410 Cedar Rapids, IA 52499-0001	13.56%

Class I	The Hartford	One Hartford Plaza Hartford, CT 06155	12.28%

Class I	Union Security Insurance Company	P.O. Box 2999 Hartford, CT 06104	7.71%

Class II	Nationwide Life Insurance Co NWPP	P.O. Box 182029 Columbus, OH 43218-2029	51.75%

Class II	Forethought Life Insurance Co	300 N Meridian St, Ste 1800 Indianapolis, IN 46204	48.24%

Class III	The Hartford	One Hartford Plaza Hartford, CT 06155	76.80%

Class III	Hartford Life and Annuity Life Insurance Company	P.O. Box 2999 Hartford, CT 06104-2999	19.15%

BlackRock Government Money Market V.I. Fund

Class of Shares	Name	Address	% of Class
Class I	Transamerica Advisors Life Ins Co	4333 Edgewood Rd NE MS 4410 Cedar Rapids, IA 52499-0001	47.85%

Class I	AIG Life of Bermuda Ltd	29 Richmond Rd PO Box HM 152 Hamilton HM AX Bermuda	38.55%

Class I	Transamerica Advisors Life Ins Co	4333 Edgewood Rd NE MS 4410 Cedar Rapids, IA 52499-4333	7.22%

BlackRock iShares® Dynamic Allocation V.I. Fund

Class of Shares	Name	Address	% of Class
Class I	Separate Account A of Pacific Life Insurance Company	700 Newport Center Dr Newport Beach, CA 92660-6307	86.14%

Class I	Separate Account A of Pacific Life and Annuity Company	700 Newport Center Dr Newport Beach, CA 92660-6307	10.54%

Class III	Massachusetts Mutual Life Insurance	1295 State Street Springfield, MA	24.88%

Class III	Nationwide Life Insurance Co NWVA4	P.O. Box 182029 Columbus, OH 43218-2029	22.90%

Class III	Midland National Life Separate Ac C	4350 Westown Pkwy West Des Moines, IA 50266-1144	18.71%

Class III	American General Life Ins Co	2727A Allen Parkway Houston, TX 77498	17.76%

Class III	Principal Life Insurance Co	711 High Street Des Moines, IA 50392	7.77%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Shareholder Rights and Obligations

Each Target Fund is a series of the Target Trust, a statutory trust formed under the laws of the State of Delaware. Under the Target Trust’s organizational documents, each Target Fund is authorized to issue an unlimited number of shares of beneficial interest, with no par value.

Each of BlackRock International Index V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock Small Cap Index V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund is a series of BlackRock Variable Series Funds, Inc., a corporation formed under the laws of the State of Maryland. Under BlackRock Variable Series Funds, Inc.’s organizational documents, BlackRock Variable Series Funds, Inc. is authorized to issue 14,310,000,000 shares of capital stock with a par value of $0.10.

BlackRock Total Return V.I. Fund is a series of BlackRock Variable Series Funds II, Inc., a corporation formed under the laws of the State of Maryland. Under BlackRock Variable Series Funds II, Inc.’s organizational documents, BlackRock Variable Series Funds II, Inc. is authorized to issue 1,700,000,000 shares of capital stock with a par value of $0.0001.

With respect to each Acquiring Fund, all shares of common stock have equal voting rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

With respect to each Target Fund, each share of a Target Fund issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each Target Fund, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Comparison of Delaware Statutory Trusts and Maryland Corporations

The following description is based on relevant provisions of the Maryland General Corporation Law (the “MGCL”), the Delaware Statutory Trust Act (the “Delaware Act”) and a Fund’s operative documents. This summary does not purport to be complete and we refer you to the MGCL, the Delaware Act and the relevant Fund’s operative documents.

In General

A fund organized as a Maryland corporation, such as each Acquiring Corporation, of which each Acquiring Fund(s) are series, is governed both by the MGCL and the Maryland corporation’s charter and bylaws. For a Maryland corporation, the MGCL prescribes many aspects of corporate governance.

A fund established as a series of a Delaware statutory trust, such as the Target Trust, of which each Target Fund is a series, is governed both by the Delaware Act and the trust’s declaration of trust or similar instrument. For each Target Fund, it is the Target Trust’s Amended and Restated Declaration of Trust, as amended, (the “Target Trust Declaration”) and the Bylaws. As is common for Delaware statutory trusts, internal governance matters of the Target Trust are generally a function of the terms of the Target Trust Declaration. The Target Trust has taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations, except that a shareholder may be liable to the extent that (i) the subscription price or other agreed upon consideration for stock subscribed for has not been paid, or (ii) liability is imposed under any other provision of the MGCL. Similarly, under the Delaware Act, unless the governing instrument provides otherwise, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts or obligations.

The directors of a Maryland corporation generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization so long as they meet their statutory standard of conduct; provided, however that the charter of a Maryland corporation may include provisions expanding or limiting the liability of its directors. The MGCL requires that a Maryland corporation indemnify its directors in certain limited instances, and a corporation may further indemnify its directors to the extent provided for in its charter and in accordance with the MGCL. In addition, the Delaware Act contains provisions generally shielding trustees from personal liability to a Delaware statutory trust.

Delaware Statutory Trusts

Each Target Fund is governed by the Target Trust Declaration and Bylaws and the Delaware Act.

Member Voting

Unless otherwise provided in a declaration of trust, the Delaware Act vests the management of a trust in a trustee. The Target Trust Declaration vests management of the Target Trust and each series thereof (including the Target Fund) in the Trustees of the Target Trust and provides that each Trustee shall have all powers necessary and desirable to carry out that responsibility, including those specifically set forth in the Target Trust Declaration.

Under the Target Trust Declaration, the Trustees may sell, convey, merge and transfer the assets of the Target Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Target Trust to be held as assets belonging to another series of the Target Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Target Trust, shares corresponding to such other series) with such transfer either (i) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are so transferred, or (ii) not being made subject to, or not with the assumption of, such liabilities.

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a Rule 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

Election and Removal of Trustees

The Target Trust Declaration provides that the number of Trustees which shall constitute the entire Target Board shall be not less than three (3) nor more than fifteen (15), which number may be increased or decreased by the Trustees, but shall never be less than the minimum number permitted by the Delaware Act. The Target Trust Declaration states that each Trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his or her successor is elected and qualified, and any Trustee who is appointed by the Trustees in the interim to fill a vacancy shall have the same remaining term as that of his or her predecessor, if any, or such term as the Trustees may determine. Any Trustee may resign or retire as a Trustee by an instrument in writing signed by such Trustee and delivered or mailed to an appropriate officer. In addition, any Trustee may be removed with or without cause at any time: (1) by written instrument signed by two-thirds (2/3) of the number of Trustees in office prior to such removal, specifying the date upon which such removal shall become effective, or (2) by the affirmative vote of shareholders holding not less than two-thirds (2/3) of shares outstanding, cast in person or by proxy at any meeting called for that purpose.

Issuance of Shares

Under the Target Trust Declaration, the Trustees are authorized to issue an unlimited number of shares. Shareholders are not entitled to any pre-emptive rights other than such rights, if any, the Trustees in their discretion may determine. Shareholders have no appraisal rights with respect to their shares and, except as otherwise determined by resolution of the Trustees in their sole discretion, shall have no exchange or conversion rights with respect to their shares.

Series

The Target Trust Declaration provides that the Trustees shall have exclusive power without the requirement of shareholder approval to establish and designate separate and distinct series of shares and with respect to any series of shares, to establish and designate separate and distinct classes of shares. The shares of the Target Trust shall be divided into one or more separate and distinct series or classes of a series as the Trustees shall from time to time establish and designate.

Amendments to the Target Trust Declaration

Except as otherwise specifically provided therein or as required by the 1940 Act or other applicable law, the Target Trust Declaration may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office. No amendment of the Target Trust Declaration or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to Trustees and officers thereunder with respect to any act or omission occurring prior to such amendment or repeal.

Shareholder, Trustee and Officer Liability

The Target Trust Declaration provides that, in case any shareholder or former shareholder of the Target Trust shall be held to be personally liable solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the Target Trust to be held harmless from and indemnified against all loss and expense arising from such liability.

The Target Trust Declaration limits the liability to the Target Trust, or a series thereof, of a Trustee, officer, employee or agent of the Target Trust, including persons who serve at the request of the Target Trust as directors, trustees, officers, employees or agents of another organization in which the Target Trust has an interest as a shareholder, creditor or otherwise (the “Target Fund Covered Person”), by requiring the Target Trust to indemnify them against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. However, no indemnification will be provided to a Target Fund Covered Person for any liability to the Target Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Target Fund Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Target Trust Declaration further provides that the Trustees of the Target Trust are empowered to purchase and pay out of Target Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Target Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any employee thereof (or any person connected therewith), of the Target Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Target Trust would have the power to indemnify such person against such liability.

Derivative Actions

Under the Target Trust Declaration, before a shareholder of the Target Fund can bring a derivative action, the Target Trust Declaration provides that no action may be brought by a shareholder on behalf of the Target Trust unless shareholders owning no less than a majority of the then outstanding shares, or series or class thereof, join in the bringing of such action.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The charter of each Acquiring Corporation contains such provisions.

Election and Removal of Directors

Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of each Acquiring Corporation may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provides, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. Each Acquiring Corporation’s Bylaws (“Acquiring Corporation By-Laws”) contain such a provision. Shareholders of each Acquiring Corporation may, in accordance with the terms of the charter and Acquiring Corporation By-Laws, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, each Acquiring Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in service or distribution fees or of a change in fundamental policies, objectives or restrictions.

Amendments to the Charter

Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock, provided that the charter of the corporation does not prohibit such action by the board. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. Each Acquiring Corporation’s charter does not prohibit the Board from doing so.

Issuance of Shares

If so provided by the charter, the MGCL provides that the board of directors of a Maryland corporation has the power to authorize the issuance of stock. Prior to issuance of shares of each class or series, the board of directors of a Maryland corporation may, in its sole discretion, set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation except that a shareholder may be liable to the extent that (i) the subscription price or other agreed upon consideration for stock subscribed for has not been paid, or (ii) liability is imposed under any other provision of the MGCL. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability solely for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the operative documents governing the Target Funds, the Target Trust, the Acquiring Funds and the Acquiring Corporations under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Meetings

The Funds do not hold regular annual meetings of shareholders. Notwithstanding the Special Meeting to be held in connection with the proposed transaction, as a general matter, neither the Acquiring Funds nor the Target Funds intend to hold future regular annual or special meetings of their shareholders unless required by their respective organizational documents or the 1940 Act.

Since the Target Trust does not hold annual meetings of shareholders, the anticipated date of the next meeting cannot be provided, and no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any proposal submitted by a shareholder must be received by the Target Trust within a reasonable time prior to the next meeting of shareholders. If you want to submit a proposal for presentation at a meeting of shareholders, you should send the proposal to State Farm Investment Management Corp., Attn: Secretary, One State Farm Plaza, Bloomington, Illinois 61710-0001.

Solicitation of Voting Instructions

Solicitations of voting instructions are being made on behalf of the Target Funds and the Target Board primarily by the mailing of the Notice of Joint Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about August 15, 2018.

Each Target Fund has retained Computershare Fund Services, located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of voting instructions at an aggregate cost of approximately $804,000 payable by SFIMC and/or its respective affiliates. Representatives of BAL and its affiliates and other representatives of the Target Funds may also solicit proxies.

Questions about the Proposals should be directed to Computershare Fund Services toll-free at (866) 209-6472.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with each Proposal and the solicitation of voting instructions by and on behalf of the Target Board for use at the Special Meeting. The Special Meeting will be held on Friday, September 14, 2018 at 8:00 a.m. (Central time) at the offices of State Farm Investment Management Corp. at One State Farm Plaza, Bloomington, Illinois 61710-0001, or at such later time as is made necessary by adjournment or postponement.

Only Contract Owners that indirectly own shares of a Target Fund on the Record Date will be entitled to notice of, and to provide voting instructions to the State Farm Insurance Companies with respect to voting shares of the Target Fund at, the Special Meeting. Each State Farm Insurance Company is entitled to one vote for each dollar of NAV standing in such State Farm Insurance Company’s name on the books of each series in which it owns shares entitled to vote, with fractional shares voting proportionally. The table below sets forth the number of shares outstanding of each Target Fund and the number of votes to which each Target Fund is entitled as of the Record Date:

Target Fund	Shares Outstanding	Aggregate Net Asset Value ($)/Number of Votes
Bond Fund	15,494,756	153,243,141
International Equity Index Fund	23,108,656	323,059,016
Large Cap Equity Index Fund	31,001,906	703,123,228
Money Market Fund	27,847,363	27,847,363
Small Cap Equity Index Fund	22,923,317	354,394,489
Stock and Bond Balanced Fund	5,687,867	97,546,927

Shareholder Approval – Quorum and Required Votes

Approval of each Reorganization Agreement, each of which provides for the Reorganization of a Target Fund with the corresponding Acquiring Fund, and the elimination of the Investment Restriction of Stock and Bond Balanced Fund will require the affirmative vote of a majority of the outstanding voting shares of the applicable Target Fund entitled to vote thereon, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of a Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes in a Target Fund, voting together as a single class. If a Reorganization does not occur as contemplated in this Combined Prospectus/Proxy Statement, SFIMC will promptly notify shareholders of the respective Target Fund as to the status of the transaction. In such circumstances, the Target Board will examine alternatives to the Reorganization in light of the best interests of shareholders.

The Target Board has fixed the close of business on May 25, 2018 as the Record Date for the determination of Contact Owners entitled to notice of, and to provide voting instructions to the State Farm Insurance Companies with respect to voting shares of the Target Fund at, the Special Meeting.

Those shares of the Target Trust that are held by the State Farm Insurance Companies are owned by the State Farm Insurance Companies. Pursuant to current interpretations of the 1940 Act, the State Farm Insurance Companies will solicit voting instructions from Contract Owners on the matters to be voted on at the Special Meeting. All shares of the Target Trust will be voted by the State Farm Insurance Companies in accordance with voting instructions received from such Contract Owners. The State Farm Insurance Companies will vote all such shares for, against, or abstaining in the same proportion as the voting instructions given by the Contract Owners on the issues presented. Each Contract Owner has the right to instruct its State Farm Insurance Company to cast one vote for each dollar that (s)he/it has indirectly invested in a Target Fund.

If a voting instruction card (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the Proxy or by telephone or over the Internet), the shares of each Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may deem appropriate in connection with any other matter that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof.

With respect to each Target Fund, a quorum of shareholders is required to take action at the Special Meeting. At least 30 percent of the shares of each Target Fund entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Special Meeting for purposes of voting on the applicable Proposal(s); provided, however, that any lesser number shall be sufficient for matters upon which the shareholders vote at adjournment. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. Adjourned meetings may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. Except in the case of Contract Owners who in their voting instruction have abstained from voting, a State Farm Insurance Company will vote in favor of adjournment if it determines that such adjournment and additional solicitation are reasonable and in the interest of the applicable Target Fund’s shareholders.

All properly executed Proxies received prior to the Special Meeting or any adjournment or postponement thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “FOR” the approval of the applicable Proposal(s).

Manner of Voting

Target Fund shareholders may cast their vote or Contract Owners may provide voting instructions via touchtone telephone or the Internet using the instructions provided on the enclosed proxy card or voting instruction form(s), or by returning the enclosed proxy card or voting instruction form(s) or by appearing in person at the Special Meeting. Any shareholder or Contract Owner who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Target Trust or by voting or providing voting instructions in person at the Special Meeting.

Echo Voting. Shares of the Target Funds are sold to the State Farm Accounts and are used as investment options under Variable Contracts. Contract Owners who select a Target Fund for investment through a Variable Contract have a beneficial interest in the Target Fund, but do not invest directly in or hold shares of the Target Funds. The State Farm Insurance Companies use each Target Fund as a funding vehicle, and are, in most cases, the legal shareholders of the Target Funds. As such, the State Farm Insurance Companies will have sole voting power with respect to the shares, but generally will pass through any voting rights to Contract Owners. Therefore, for a separate account that is registered with the SEC, an insurance company will request voting instructions from the Contract Owner and will vote shares or other interests in the separate account as directed by the Contract Owner. In the event that any Contract Owner fails to provide voting instructions with respect to the separate account, the separate account will vote the shares attributable to those Contract Owners for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract Owners investing through the same separate account, even if only a small number of Contract Owners provide voting instructions. The effect of proportional voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote.

Voting via the Internet. You may provide voting instructions or vote by proxy via the Internet by following the instructions on the enclosed voting instruction form(s) or proxy card. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your voting instruction form(s) or proxy card at hand.

Voting by Telephone. You may provide voting instructions or vote by proxy by calling the toll-free number found on the enclosed voting instruction form(s) or proxy card and following the automated touchtone voting directions. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your voting instruction form(s) or proxy card at hand.

Voting by Mail. If you received printed copies of this Combined Prospectus/Proxy Statement by mail, you may provide voting instructions or vote by proxy by filling out the enclosed voting instruction form(s) or proxy card and returning it in the postage paid envelope provided. Please note that if you sign and date the voting instructions form, but do not indicate how the shares should be voted, the shares will be voted “For” the approval of the applicable Proposal(s).

Voting in Person. If you wish to provide voting instructions or vote in person at the Special Meeting, please complete each voting instruction form or proxy card you receive and bring it to the Special Meeting.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing Computershare Fund Services, a tabulation agent, and its agents to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Additional Information. Shareholders voting by Internet or Telephone need not return their proxy card or voting instruction form(s) by mail.

Each Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card or voting instruction form(s) promptly. No postage is necessary if mailed in the United States.

If you plan to attend in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. Even if you plan to attend the Special Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by marking, signing and dating each voting instruction form(s) you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Computershare Fund Services, the firm assisting us in the solicitation of proxies, toll-free at (866) 209-6472.

August 14, 2018

APPENDIX I

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

BlackRock Government Money Market V.I. Fund (Acquiring Fund)

The Government Money Market V.I. Fund may not purchase any security other than money market and other securities described under “Investment Objectives and Policies” in the Government Money Market V.I. Fund’s Prospectus. In addition, the Government Money Market V.I. Fund may not purchase securities of foreign issuers (including Eurodollar and Yankeedollar obligations). In addition, the Government Money Market V.I. Fund may not:

1.

invest more than 10% of its total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government or government agency securities) of any one issuer (including repurchase agreements with any one bank) except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 10% limitation.

2.	alone, or together with any other Fund or Funds, make investments for the purpose of exercising control or management.

3.	purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

4.

purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that the Fund may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interest therein.

5.	purchase any securities on margin except that the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

6.	make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combination thereof.

7.

make loans to other persons; provided that the Fund may purchase money market securities or enter into repurchase agreements; lend securities owned or held by it pursuant to (8) below; and provided further that for purposes of this restriction the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate debt securities or of government obligations, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed the making of a loan.

8.

lend its portfolio securities in excess of 33 1⁄3% of its total assets, taken at market value at the time of the loan, provided that such loans are made according to the guidelines set forth below and the guidelines of the SEC and the Company’s Board of Directors, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

9.

borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. The borrowing provisions shall not apply to reverse repurchase agreements. Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Fund will not purchase securities while borrowings are outstanding.

10.

mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 25% of the Fund’s total assets, taken at market value at the time thereof. Although the Fund has the authority to mortgage, pledge or hypothecate more than 10% of its total assets under this investment restriction (10), as a matter of operating policy, the Fund will not mortgage, pledge or hypothecate in excess of 10% of total net assets.

I-1

11.	act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”), in selling portfolio securities.

12.

purchase, either alone or together with any other Fund or Funds, more than 10% of the outstanding securities of an issuer except that such restriction does not apply to U.S. Government or government agency securities, bank money instruments or repurchase agreements.

13.

invest in securities (except for repurchase agreements or variable amount master notes) with legal or contractual restrictions on resale or for which no readily available market exists or in securities of issuers (other than issuers of government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 10% of its total assets (taken at market value) would be invested in such securities.

14.

enter into repurchase agreements if, as a result thereof, more than 10% of the Fund’s total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

15.

enter into reverse repurchase agreements if, as a result thereof, the Fund’s obligations with respect to reverse repurchase agreements would exceed one-third of the Fund’s net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

16.

invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, government agency securities or bank money instruments).

BlackRock International Index V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund and BlackRock Small Cap Index V.I. Fund (Acquiring Funds)

Under the Funds’ fundamental investment restrictions, none of the Funds may:

1.

Concentrate its investments in a particular industry, as that term is used in the 1940 Act. Except that BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.

2.	Borrow money, except as permitted under the 1940 Act.

3.	Issue senior securities to the extent such issuance would violate the 1940 Act.

4.

Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act.

7.	Make loans to the extent prohibited by the 1940 Act.

8.	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, a Fund may not:

a.

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment

I-2

company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

b.

Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

BlackRock Total Return V.I. Fund and BlackRock S&P 500 Index V.I. Fund (Acquiring Funds)

Under the Funds’ fundamental investment restrictions, none of the Funds (unless noted otherwise below) may:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.[1]

2.	Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).[2]

3.	Make investments for the purpose of exercising control or management.

4.

Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5.

Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.

Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1⁄3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8.	Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9.

Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

1.

Though the S&P 500 Index V.I. Fund is classified as a diversified investment company under the 1940 Act, this restriction is not applicable to that Fund because it was formerly classified as a non-diversified investment company under the 1940 Act.

2.

For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry. For purposes of this restriction, BlackRock S&P 500 Index V.I. Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

I-3

Under the Funds’ non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval, none of the Funds (unless noted otherwise below) may:

a.

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

b.

Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

The Target Funds

The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1.

DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund’s classification as a diversified company under the Act. This restriction does not apply to any Fund classified as a non-diversified company under the Act.

2a.

INDUSTRY CONCENTRATION—BOND FUND. The Bond Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b.

INDUSTRY CONCENTRATION—MONEY MARKET FUND. The Money Market Fund will not invest more than 25% of its assets (taken at market value at the time of each investment) other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c.

INDUSTRY CONCENTRATION—EQUITY INDEX FUNDS. The Large Cap, Small Cap, and International Equity Index Funds will concentrate their investments in an industry or industries if, and to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

3.

INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4.	UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act in selling portfolio securities.

5.

BORROWING. No Fund will borrow money, except that: (a) a Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, for temporary purposes; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

I-4

6.

LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7.

COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodities contracts.

8.	SENIOR SECURITIES. No Fund will issue senior securities to the extent such issuance would violate applicable law.

9.

INVESTMENTS—STOCK AND BOND BALANCED FUND. The Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the 1940 Act), U.S. Government securities, or short-term paper.[1]

The Target Trust has also adopted the following additional investment restrictions applicable (except as noted) to all Target Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1.

FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2.	MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3.

PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a.

ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

(i) repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

(ii) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b.

ILLIQUID SECURITIES—MONEY MARKET FUND. In addition to the non-fundamental restrictions in 4a above, the Money Market Fund will not invest in illiquid securities, if immediately after the acquisition the Money Market Fund would have invested more than 5% of its total assets in illiquid securities.

5.	INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies in accordance with the restrictions imposed by the 1940 Act and the rules thereunder.

6.	INVESTMENT COMPANY NAMES. Each of the Large Cap Equity Index Fund, International Equity Index Fund, Small Cap Equity Index Fund, Bond Fund and Money Market Fund will invest, under normal

[1]	If the shareholders of the Stock and Bond Balanced Fund approve Proposal 2, this fundamental investment restriction will be eliminated.

I-5

circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund’s name, and each will notify its shareholders at least 60 days prior to any change in such policy.

State insurance laws and regulations may impose additional limitations on borrowing, lending, and the use of futures contracts, options on futures contracts and other derivative instruments. In addition, such laws and regulations may require a Fund’s investments in foreign securities to meet additional diversification and other requirements.

7.

Any Fund of the Trust whose shares are acquired by another Fund of the Trust in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or a registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to non-fundamental restriction #5 above, the 1940 Act and the rules thereunder provide that one investment company (the “acquiring fund”) may invest in shares of another investment company (the “acquired fund”) to the extent that:

•	The acquiring fund does not acquire more than 3% of the acquired fund’s outstanding voting securities,

•	The acquiring fund does not acquire securities issued by the acquired fund having an aggregate value greater than 5% of the value of the total assets of the acquiring fund, and

•

The acquiring fund cannot acquire securities issued by the acquired fund if that acquisition would result in the acquiring fund owning securities of the acquired fund and all other investment companies having an aggregate value greater than 10% of the value of the total assets of the acquiring fund.

The normally applicable 3%, 5% and 10% limitations do not apply to a fund, such as the Stock and Bond Balanced Fund, which is structured as a fund-of-funds. A fund-of-funds invests exclusively in U.S. Government securities, short-term paper and securities issued by other investment companies that are part of the same group of investment companies. Furthermore, Rule 12d1-1 under the 1940 Act allows an investment company in certain circumstances to invest in another investment company that is a money market fund without regard to the normally applicable 3%, 5% and 10% limitations. To rely on Rule 12d1-1, the acquiring fund may pay no sales charge or service fee in connection with the purchase, sale or redemption of securities issued by the money market fund, unless the acquiring fund’s investment adviser waives an equivalent amount of its fees.

I-6

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [                ] day of [                ], 201[    ], by and between [BlackRock Variable Series Funds, Inc./BlackRock Variable Series Funds II, Inc.], a registered investment company and a Maryland corporation (the “Acquiring Corporation”), individually and with respect to [                ], a separate series of the Acquiring Corporation (the “Acquiring Fund”), State Farm Variable Product Trust, a registered investment company and a Delaware statutory trust (the “Selling Trust”), individually and with respect to [                ], a separate series of the Selling Trust (the “Target Fund”), and, solely for purposes of ARTICLE IX and XIII of this Agreement, BlackRock Advisors, LLC (“BlackRock”) and solely for purposes of ARTICLES V, IX and XIII of this Agreement, State Farm Investment Management Corp. (“State Farm”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer and delivery of all of the assets of the Target Fund (referred to herein as the “assets of the Target Fund”) to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of all of the Target Fund’s Stated Liabilities” (as defined in paragraph 1.3) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

[WHEREAS, the Acquiring Fund is a separate series of the Acquiring Corporation[, but has had no assets and has carried on no investment activities prior to the date first shown above] 1; the Target Fund is a separate series of the Selling Trust; the Acquiring Corporation and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”); and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund [is permitted to invest]2 [has historically invested]3;]4

[WHEREAS, the Acquiring Fund is a separate series of the Acquiring Corporation and is the successor to a corresponding series of BlackRock Variable Series Funds, Inc. (the “Predecessor Fund”) pursuant to a reorganization under which the Acquiring Fund acquired all of the assets, subject to the liabilities of the Predecessor Fund; as a result of such reorganization, the Acquiring Fund has adopted the performance and financial history of the Predecessor Fund; the Target Fund is a separate series of the Selling Trust; the Acquiring Corporation and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”); and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund has historically invested;]5

WHEREAS, each of the Acquiring Fund and the Target Fund is properly treated as a “regulated investment company” under Subchapter M of the Code (a “RIC”);

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Directors of the Acquiring Corporation (the “BlackRock Board,” with the members of the BlackRock Board referred to individually as the “BlackRock Directors”), including a majority of the BlackRock Directors who are not “interested persons,” as defined by the 1940 Act, of the Acquiring

[1]	Applicable to BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund
[2]	Applicable to BlackRock International Index V.I. Fund, BlackRock Small Cap Index V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund
[3]	Applicable to BlackRock S&P 500 Index V.I. Fund and BlackRock Government Money Market V.I. Fund
[4]	Not applicable to Bond Fund or BlackRock Total Return V.I. Fund
[5]	Applicable to Bond Fund and BlackRock Total Return V.I. Fund

II-1

Corporation, on behalf of the Acquiring Fund, has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Selling Trust (the “State Farm Board,” with the members of the State Farm Board referred to individually as the “State Farm Trustees”), including a majority of the State Farm Trustees who are not “interested persons,” as defined by the 1940 Act, of the Selling Trust, on behalf of the Target Fund, has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the above recitals and premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF TARGET FUND

STATED LIABILITIES; AND LIQUIDATION OF THE TARGET FUND

1.1. THE EXCHANGE. Subject to the requisite approval of the Target Fund Shareholders (as defined in paragraph 1.5) and the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever except those liens, encumbrances and claims as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund the number of full and fractional Class I shares of the Acquiring Fund, determined by multiplying the outstanding shares of the corresponding Target Fund shares by the ratio computed by dividing: (i) the net asset value of one Target Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of Class I computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

1.2. ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets owned by the Selling Trust associated with the Target Fund, including, without limitation, all rights, cash, securities, commodities, interests in futures, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, all books and records belonging to the Selling Trust associated with the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.8 (the “Assets”).

The Target Fund shall, ten (10) days prior to the Closing Date (or such other date as may be agreed to by the parties), furnish the Acquiring Fund with: (a) a list of the Target Fund’s portfolio securities and other investments; and (b) a list of the Target Fund’s “historic business assets,” which are defined for this purpose: as (i) those assets that were acquired by the Target Fund prior to the date of the approval of the Reorganization by the State Farm Board on behalf of the Target Fund; and (ii) those assets that were acquired subsequent to such board approval but in accordance with the Target Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund shall, no later than three (3) days

II-2

prior to the Closing Date, furnish the Target Fund with a list of the securities and other instruments, if any, on the Target Fund’s list referred to in subclauses (a) and (b) of this paragraph 1.2 that the Acquiring Fund would not be permitted to hold (i) under its investment objectives, policies and restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Assets to the Acquiring Fund. If reasonably requested by the Acquiring Fund, the Target Fund shall dispose of securities and other instruments on such list of the Acquiring Fund’s before the Closing Date.

In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, shall dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Target Fund furnishes the Acquiring Fund with the lists described in subclauses (a) and (b) of this paragraph 1.2, the Target Fund shall not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, nothing herein shall require the Target Fund to dispose of or purchase any portfolio, securities or other investments, if, in the reasonable judgment of the State Farm Board, on behalf of the Target Fund, or its investment adviser, such acquisition or disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund; and (B) nothing herein shall permit the Target Fund to dispose of or purchase any portfolio securities or other investments if, such acquisition or disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund.

1.3. LIABILITIES TO BE ASSUMED. The Target Fund shall endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (the “Stated Liabilities”). If prior to the Closing Date, the Acquiring Corporation identifies a Stated Liability that the Acquiring Corporation and the Selling Trust, on behalf of the Target Fund, mutually agree should not be assumed by the Acquiring Corporation, such Stated Liability shall be excluded from the definition of Stated Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Corporation and the Selling Trust at the Closing (the “Excluded Liabilities”).

1.4. STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made by the Selling Trust or the Target Fund prior to the Closing Date.

1.5. LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund in connection with the Reorganization. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund shall thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of Target Fund shares. All issued and

II-3

outstanding shares of the Target Fund shall, simultaneously with the liquidation, be cancelled on the books of the Target Fund and shall be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6. OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares shall be shown on the books of the Acquiring Fund’s transfer agent.

1.7. TRANSFER TAXES. Any transfer taxes payable upon the issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8. REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Trust, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns (for tax periods ending on or prior to the Closing Date) or other documents with the Securities and Exchange Commission (the “SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the Selling Trust on behalf of the Target Fund. The Target Fund shall file such regulatory reports, tax returns or other documents on a timely basis (including any extension) up to and including the Closing Date and such later date on which the Target Fund’s existence is terminated.

1.9. TERMINATION AND DISSOLUTION. The Target Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the Selling Trust’s governing documents, the laws of the State of Delaware and the federal securities laws.

1.10. BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Acquiring Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11. ACTION BY TRUSTS. The Selling Trust shall take all actions expressed herein as being the obligations of the Target Fund on behalf of the Target Fund, and the Acquiring Corporation shall take all actions expressed herein as being the obligations of the Acquiring Fund on behalf of the Acquiring Fund.

ARTICLE II

VALUATION

2.1. VALUATION OF TARGET FUND SHARES. The net asset value per share of each class of the Target Fund shares shall be the net asset value per share for the class computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Date”), after the declaration and payment of the dividends and/or other distributions pursuant to paragraph 7.8, [using the “amortized cost method of valuation” as defined in Rule 2a-7(a)(2) under the 1940 Act]6 in accordance with the Acquiring Fund’s valuation procedures.

2.2. VALUATION OF ACQUIRING FUND SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed on the Valuation Date, in accordance with the Acquiring Fund’s valuation procedures.

[6]	Applicable to Money Market Fund

II-4

2.3. SHARES TO BE ISSUED. The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Fund’s assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1. All Acquiring Fund shares delivered to the Target Fund shall be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

2.4. DIFFERENCES IN VALUATION PROCEDURES. The Selling Trust and the Acquiring Corporation agree to use all commercially reasonable efforts to resolve prior to the Valuation Date any material pricing differences between the prices of portfolio securities determined in accordance with the Target Fund’s valuation procedures and those determined in accordance with the Acquiring Fund’s valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1. CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the fourth quarter of 2018 or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2. CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian, [                ] (the “Custodian”), to deliver to the Acquiring Corporation, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, [                ], for examination no later than five (5) business days preceding the Closing Date and shall be transferred and delivered by the Target Fund as of the Closing Date to the custodian for the Acquiring Fund for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3. EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the reasonable judgment of either an appropriate officer of the Acquiring Corporation or an appropriate officer of the Selling Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or of the Target Fund is impracticable, the Valuation Date and the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as may be mutually agreed in writing by an authorized officer of each party.

3.4. TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, [                ] (the “Transfer Agent”), to deliver to the Acquiring Corporation, on behalf of the Acquiring Fund, at the Closing a

II-5

certificate of an authorized officer stating that its records contain the names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the Valuation Date, and the class, number and percentage ownership (to four decimal places) of outstanding shares owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5. DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6. FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Acquiring Fund of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1. REPRESENTATIONS OF THE SELLING TRUST ON ITS BEHALF AND ON BEHALF OF THE TARGET FUND.

The Selling Trust, individually and on behalf of the Target Fund, represents and warrants to the Acquiring Corporation, on behalf of the Acquiring Fund, as follows:

(a) The Selling Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Target Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Selling Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act, and the registration of each class of Target Fund shares under the Securities Act of 1933, as amended (the “1933 Act”), are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending, or, to the knowledge of the Selling Trust, threatened. The Selling Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) As of the date of this Agreement, the Selling Trust has provided the Acquiring Corporation with such information relating to the Selling Trust and the Target Fund as is reasonably necessary for the Acquiring Corporation to prepare a Registration Statement on Form N-14, including a Combined Prospectus/Proxy Statement to be contained therein as so amended or supplemented (the “Registration Statement”) in compliance, in all material respects, with the requirements of the federal and state securities laws and the rules and regulations thereunder, and as of the effective date of the Registration Statement and

II-6

at all times subsequent thereto up to and including the Closing Date, such information does not and shall not include, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.1(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Corporation and the Acquiring Fund furnished to the Selling Trust by the Acquiring Corporation or the Acquiring Fund. Any written information regarding the Selling Trust and the Target Fund included in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Neither the Selling Trust nor the Target Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust individually and on behalf of the Target Fund shall not result in the violation of, Delaware law or any provision of the Selling Trust’s charter documents, or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Target Fund is a party or by which it is bound.

(f) There are no material contracts outstanding to which the Target Fund is a party, other than as disclosed in the currently effective registration statement for the Target Fund or in the Registration Statement. Neither the Selling Trust nor the Target Fund has any material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged on or prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigation of or before any court or governmental body is pending or to the Selling Trust’s knowledge threatened against the Target Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Selling Trust or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. Neither the Selling Trust nor the Target Fund knows of any facts that might form the basis for the institution of such proceedings and neither is a party to nor subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund for the fiscal years ended December 31, 2016 and December 31, 2017, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by [                ], and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly, in all material respects, reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. No significant

II-7

deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Selling Trust, no such disclosure will be required as of the Closing Date.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund as of [                ], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since [                ] there has not been (i) any pending or to the knowledge of the Selling Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Selling Trust’s organizational documents in a manner materially affecting the Target Fund; (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable; and (vii) any agreement or commitment to do any of the foregoing.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such applicable due dates (including any extensions) and are or shall be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns. The Target Fund has not been informed in writing by any jurisdiction that the jurisdiction believes that the Target Fund was required to file any tax return that was not filed, and the Target Fund does not know of any basis upon which a jurisdiction could assert such a position. The Target Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of taxes.

(l) The Selling Trust has an unlimited number of authorized shares of beneficial interest, of which, as of [                ], 201[    ], there were outstanding [                ] shares of the Target Fund, and no shares of the Target Fund were held in the treasury of the Selling Trust. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date shall be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund shall, at the Valuation Date, be held by the persons and in the amounts set forth in the records of the Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

II-8

(m) Except as otherwise disclosed to the Acquiring Fund, at the Closing Date, the Selling Trust, on behalf of the Target Fund, shall have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien, encumbrance or other claim whatsoever, except those liens, encumbrances or claims as to which the Acquiring Fund has received notice and which have been taken into account in the net asset value of the Target Fund; and upon delivery of the Assets and the filing of any documents that may be required under Delaware state law the Acquiring Corporation, on behalf of the Acquiring Fund, shall acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the shareholder meeting record date, the Selling Trust, individually and on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the State Farm Trustees, on behalf of the Target Fund. This Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other trust action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Selling Trust and the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that may be necessary in connection with the transactions contemplated herein is and shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and shall continue to qualify as a RIC under the Code for its taxable year through the Closing Date; has satisfied the diversification requirements of 817(h) of the Code and Treasury Regulations thereunder for each quarter since its first taxable year; and has satisfied the distribution requirements imposed by the Code for qualification as a RIC for each of its taxable years. The Target Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any failure to take any action which action or failure could cause the Target Fund to fail to qualify as a RIC under the Code. The Target Fund does not and will not have any tax liability under the Code for any period ending on or before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund. All dividends paid by the Target Fund at any time prior to the Closing Date have qualified or will qualify for the deduction for dividends paid as defined in Section 561 of the Code. As of the Closing Date, each Target Fund Shareholder shall be a “segregated asset account” and interests in such Target Fund have been offered exclusively through the purchase of or transfer into a “variable contract,” within the meaning of such terms under Section 817 of the Code and the regulations thereunder, other than shares held by the general account of a life insurance company (or a corporation related in a manner specified under Section 267(b) of the Code to a life insurance company) if the return of each such interest held is computed in the same manner as the return on an interest held by a segregated asset account and if a segregated asset of such life insurance company holds an interest in the Target Fund, or held by the manager of the Target Fund (or a corporation related to the manager in a manner specified under Section 267 of the Code) if the holding of such interest is in connection with the creation or management of the Target Fund and the return on such interest is computed in the same manner as the return on an interest held by a segregated asset account is computed and that there is no intent to sell such interest to the public, or held by other acceptable category of investor consistent with Treasury Regulations Section 1.817-5(f)(3).

II-9

(q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph (r) or consents or notices required by the terms of any portfolio securities of a Target Fund that are being transferred is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) The Trustees of the Selling Trust, on behalf of the Target Fund, will call a special meeting of Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to seek to obtain approval of the transactions contemplated herein. Such meeting shall comply with all applicable laws and regulations.

(s) Except where the shareholder of record is a dealer in securities required to register under the laws of the United States, the Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

(t) Prior to the valuation of the Assets as of the Valuation Date, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Date, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders (i) all of the Target Fund’s investment company taxable income for all its taxable years ended prior to the Closing Date [and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation]7 (in each case determined without regard to any deductions for dividends paid); (ii) all of the Target Fund’s net capital gain recognized in all its taxable years ended prior to the Closing Date [and substantially all of any such net capital gain recognized in such final taxable year]8 (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of a Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all its taxable years prior to the Closing Date [and at least 90 percent of such net tax-exempt income for such final taxable year]9.

[(u) (i) The Target Fund has not filed a report with the SEC pursuant to Part D of Form N-CR as a result of a deviation that persists at the Closing Date; and (ii) the per share net asset value, determined based on the “amortized cost method of valuation” (as defined in Rule 2a-7(a)(7) under the 1940 Act) of the Target Fund as of the Valuation Date shall equal not less than $1.0000 per share.]10

[(v) At the Valuation Date and Closing Date, redemptions have not been temporarily suspended in the Target Fund pursuant to Rule 2a-7 nor has a discretionary liquidity fee been applied to redemptions pursuant to Rule 2a-7.]11

(w) There have been no miscalculations of the net asset value of the Target Fund or the net asset value per share of any class of shares of the Target Fund during the twelve-month period preceding the date hereof

[7]	Applicable to Bond Fund, Large Cap Equity Index Fund, Money Market Fund, Stock and Bond Balanced Fund
[8]	Applicable to Bond Fund, Large Cap Equity Index Fund, Money Market Fund, Stock and Bond Balanced Fund
[9]	Applicable to Bond Fund, Large Cap Equity Index Fund, Money Market Fund, Stock and Bond Balanced Fund
[10]	Applicable to Money Market Fund
[11]	Applicable to Money Market Fund

II-10

that have not been remedied in accordance with industry practice that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(x) The Selling Trust has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder, and such books and records are true and correct in all material respects, and copies (electronic or otherwise) will be provided to the Acquiring Fund on or about the Closing Date.

(y) The Selling Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund.

(z) The Selling Trust and the Target Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

(aa) The Target Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates;

(bb) The Selling Trust represents that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement.

4.2. REPRESENTATIONS OF THE ACQUIRING CORPORATION ON ITS BEHALF AND ON BEHALF OF THE ACQUIRING FUND. The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust, on behalf of the Target Fund, as follows:

(a) The Acquiring Corporation is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Acquiring Fund is a legally designated, separate series of the Acquiring Corporation. The Acquiring Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Corporation. The Acquiring Corporation, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Corporation.

(b) The Acquiring Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, are in full force and effect and will be in full force and effect as of the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or, to the knowledge of the Acquiring Corporation, threatened. The Acquiring Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and shall conform, as it relates to the Acquiring Corporation and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and shall not include, as it relates to the Acquiring Corporation and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Trust and the Target Fund furnished to the Acquiring Corporation by the Selling Trust or the Target Fund. Any written information furnished by the Acquiring Corporation with respect to

II-11

the Acquiring Corporation and the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Neither the Acquiring Corporation nor the Acquiring Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Corporation, individually and on behalf of the Acquiring Fund, shall not result in the violation of Maryland law or any provision of the Acquiring Corporation’s charter documents or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Corporation (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Acquiring Corporation on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Corporation or the Acquiring Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body is pending or to the Acquiring Corporation’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Corporation’s or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. Neither the Acquiring Corporation nor the Acquiring Fund know of any facts that might form the basis for the institution of such proceedings and neither is a party to nor subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

[(g) The audited financial statements of the Acquiring Fund for the fiscal year ended [                ], 201[    ], have been prepared in accordance with GAAP consistently applied and have been audited by [                ], and such statements (true and complete copies of which have been furnished to the Target Fund) fairly, in all material respects, reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquiring Fund has been disclosed or is required to be disclosed in the Acquiring Fund’s reports on Form N-CSR and, to the knowledge of the Acquiring Corporation, no such disclosure will be required as of the Closing Date.]12

[(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of [    ], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets,

[12]	Applicable to BlackRock Total Return V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund

II-12

the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.]13

(i) Since [                ], there has not been (i) any pending or to the knowledge of the Acquiring Corporation threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable; and (vii) any agreement or commitment to do any of the foregoing.

[(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or shall be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns. The Acquiring Fund has not been informed in writing by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any tax return that was not filed, and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position. The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of taxes.]14

(k) The Acquiring Corporation has shares of common stock, of which, as of [                ], 201[    ], there were outstanding [                ] shares of the Acquiring Fund, and no shares of the Acquiring Fund were held in the treasury of the Acquiring Corporation. All issued and outstanding shares of common stock of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date shall be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares. The Acquiring Fund’s Shares will be, upon consummation of the Reorganization, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Corporation and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws.

[13]	Applicable to BlackRock Total Return V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund
[14]	Applicable to BlackRock Total Return V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund

II-13

(l) At the Closing Date, the Acquiring Corporation, on behalf of the Acquiring Fund, shall have good and marketable title to [its assets, if any]15 /[all of its assets]16 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien, encumbrance or other claim whatsoever, except those liens, encumbrances or claims as to which the Target Fund has received notice at or prior to the Closing Date and which have been taken into account in the net asset value of the Acquiring Fund.

(m) The Acquiring Corporation, individually and on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the BlackRock Board, on behalf of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms and no other trust action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

[(o) The information to be furnished by the Acquiring Corporation for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that may be necessary in connection with the transactions contemplated herein is and shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.]17

(p) [The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and thereafter; and has satisfied the distribution requirements imposed by the Code for qualification as a RIC for each of its taxable years and expects to continue to satisfy them. The Acquiring Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.]18/[The Acquiring Fund will qualify as a RIC under the Code for the taxable year that includes the Closing Date, and expects to satisfy the distribution requirements imposed by the Code for each of its taxable years and expects to satisfy them for the taxable year that includes the Closing Date. The Acquiring Fund has not yet commenced operations. The Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a regulated investment company for federal income tax purposes. However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a regulated investment company and until such time will take all steps necessary to ensure that it qualifies for taxation as a regulated investment company under Sections 851 and 852 of the Code.]19

(q) Except for the Registration Statement effectiveness, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Corporation, on behalf of the Acquiring Fund, of the transactions contemplated herein. No

[15]	Applicable to BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund
[16]	Applicable to BlackRock Total Return V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund
[17]	Applicable to BlackRock Total Return V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund
[18]	Applicable to BlackRock Total Return V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund
[19]	Applicable to BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund

II-14

consent of or notice to any third party or entity other than the shareholders of the Target Fund is required for the consummation by the Acquiring Corporation, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

[(r) (i) The Acquiring Fund has not filed a report with the SEC pursuant to Part D of Form N-CR as a result of a deviation that persists at the Closing Date; and (ii) the per share net asset value, determined based on the “amortized cost method of valuation” (as defined in Rule 2a-7(a)(2) under the 1940 Act) of the Acquiring Fund as of the Valuation Date shall equal not less than $1.0000 per share.]20

[(s) At the Valuation Date and Closing Date, redemptions have not been temporarily suspended in the Acquiring Fund pursuant to Rule 2a-7 nor has a discretionary liquidity fee been applied to redemptions pursuant to Rule 2a-7.]21

[(t) The Acquiring Fund was formed for the purpose of effecting the transactions contemplated by this Agreement, and has not commenced investment operations and will not do so until after the Closing Date, and has no assets or liabilities (other than its rights and obligations under this Agreement). Accordingly, the Acquiring Fund does not have any tax attributes immediately before the transaction other than tax attributes, if any, related to a de minimis amount of assets held, if any, to facilitate the organization of the Acquiring Fund. The Acquiring Fund does not have any shareholders, and immediately following the Closing Date, the former shareholders of the Target Fund will own all of the Acquiring Fund’s outstanding shares, provided that the Acquiring Fund may issue nominal Acquiring Fund Shares to BlackRock (or an affiliate thereof) for purposes of certain organizational matters only.]22

(u) The Acquiring Corporation has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund.

(v) The Acquiring Corporation and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

(z) The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates.

ARTICLE V

COVENANTS OF THE ACQUIRING CORPORATION, ACQUIRING FUND,

SELLING TRUST AND THE TARGET FUND

5.1. OPERATION IN ORDINARY COURSE. Subject to paragraph 7.8, each of the Acquiring Fund and the Target Fund shall operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions and any other distributions that may be advisable. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. [The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations.]23 In order to facilitate the transfer of Assets at the Closing Date, BlackRock may request in writing that State Farm use commercially reasonable efforts, subject to State Farm’s fiduciary duty, to limit or cease portfolio trading on behalf of the Target Fund for a period of up to three business days prior to the Valuation Date. State Farm agrees that it will accommodate such requests to the extent such trading restrictions are consistent with the investment

[20]	Applicable to BlackRock Government Money Market V.I. Fund
[21]	Applicable to BlackRock Government Money Market V.I. Fund
[22]	Applicable to BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund
[23]	Applicable to BlackRock International Index V.I. Fund, BlackRock Small Cap Index V.I. Fund and BlackRock Total Return V.I. Fund

II-15

objectives, policies and strategies of the Target Fund and consistent with fulfilling its fiduciary obligations as an investment adviser. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2. STATEMENT OF ASSETS AND STATED LIABILITIES. The Target Fund shall prepare and deliver to the Acquiring Fund five (5) business days prior to the Closing Date a statement of the assets and Stated Liabilities of the Selling Trust associated with the Target Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the Selling Trust associated with the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund shall deliver at the Closing (1) an updated statement of Assets and Stated Liabilities of the Selling Trust associated with the Target Fund and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Trust.

5.3. ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund’s officers and agents all books and records related to the assets and stated liabilities of the Target Fund to be acquired by the Acquiring Fund.

5.4. ADDITIONAL INFORMATION. The Selling Trust and the Target Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5. CONTRACT TERMINATION. The Selling Trust, on behalf of the Target Fund, shall terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities, and the Acquiring Corporation shall have received written assurances from the Selling Trust that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

5.6. FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund shall take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Target Fund covenants that it shall, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and shall take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7. STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which shall be certified by the Treasurer of the Selling Trust.

5.8. UNAUDITED FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements shall represent fairly the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets

II-16

indicated in conformity with GAAP applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

5.9. PREPARATION OF REGISTRATION STATEMENT. The Acquiring Corporation, on behalf of the Acquiring Fund, shall prepare and file with the SEC the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. At the time the Registration Statement becomes effective, at the time of the Target Fund Shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 and the 1940 Act, as applicable. Each party shall provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Corporation, the Acquiring Fund, the Selling Trust nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund, the Selling Trust and Target Fund shall take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP, special United States federal income tax counsel to the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Dechert LLP).

5.11. REASONABLE BEST EFFORTS. Each of the Acquiring Fund, the Selling Trust and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.13. AUTHORIZATIONS. The Acquiring Corporation on behalf of the Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.14. PROXY. The Selling Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Proxy Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING TRUST ON BEHALF OF THE TARGET FUND

The obligations of the Selling Trust on behalf of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Corporation and the Acquiring

II-17

Fund of all the obligations to be performed by the Acquiring Corporation and the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1. All representations, covenants and warranties of the Acquiring Corporation, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct as of the Closing Date. The Target Fund shall have received a certificate signed on behalf of the Acquiring Fund by an appropriate officer of the Acquiring Corporation to that effect. The Target Fund shall have received certified copies of the resolutions adopted by the BlackRock Board approving this Agreement and the transactions contemplated herein.

6.2. The Acquiring Fund shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date. The Target Fund shall have received a certificate signed on behalf of the Acquiring Fund by an appropriate officer of the Acquiring Corporation to that effect.

6.3. This Agreement and the transactions contemplated thereby shall have been duly considered and approved by the BlackRock Board in accordance with the provisions of its charter documents and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Target Fund.

6.4. (i) No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect and (ii) no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization.

6.5. The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

6.6. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties to this Agreement, no investigation or proceeding by the SEC for that purpose shall have been instituted or be pending, threatened or contemplated.

6.7. The Selling Trust shall have received on the Closing Date an opinion of [                ], dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Corporation is registered as an open-end management investment company under the 1940 Act and the Acquiring Fund is a series thereof.

(b) Neither the execution, delivery or performance by the Acquiring Corporation of this Agreement nor the compliance by the Acquiring Corporation with the terms and provisions hereof will violate any provision of any applicable federal law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, or the enforceability of this Agreement against the Acquiring Corporation.

(d) Assuming that (i) the Acquiring Corporation and Selling Trust are validly existing, (ii) this Agreement is a valid, binding and enforceable obligation of the Selling Trust, on behalf of itself and the Target Fund, and (iii) this Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, and by the Selling Trust, on behalf of itself and the Target Fund, this Agreement is the valid and binding obligation of the Acquiring Corporation, on behalf of itself and the Acquiring Fund, and enforceable against the Acquiring Corporation and the Acquiring Fund in

II-18

accordance with its terms under the applicable laws of the State of New York, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

In giving their opinion, [                ] may state that they are relying on the opinion of [                ] as to matters of Maryland law.

6.8. The Selling Trust shall have received on the Closing Date an opinion of [            ], as special Maryland counsel to the Acquiring Corporation, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Corporation is a corporation and is validly existing under the laws of the State of Maryland applicable to corporations.

(b) The Acquiring Corporation, on behalf of itself and the Acquiring Fund, has the power as a corporation to execute, deliver and perform all of its obligations under this Agreement under the Acquiring Corporation’s articles of incorporation and the laws of the State of Maryland applicable to corporations. The execution and delivery of this Agreement and the consummation by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Acquiring Corporation, on behalf of itself and the Acquiring Fund, under its articles of incorporation and the laws of the State of Maryland applicable to corporations.

(c) This Agreement has been duly executed and delivered by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, under the Acquiring Corporation’s articles of incorporation and the laws of the State of Maryland applicable to corporations.

(d) The execution and delivery by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, of this Agreement and the performance by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, of its obligations under this Agreement will not violate the charter documents of the Acquiring Corporation.

(e) Neither the execution, delivery or performance by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, of this Agreement nor the compliance by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, with the terms and provisions hereof will violate any provision of any laws of the State of Maryland applicable to corporations.

(f) To the best of our knowledge, no Maryland governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, or the performance by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, of the respective obligations of each under the Agreement, except such as may be required under Maryland state securities laws about which we express no opinion.

(g) The Acquiring Fund Shares being issued pursuant to this Agreement have been duly authorized by the Acquiring Corporation and upon issuance thereof in accordance with this Agreement, will be validly issued and fully paid.

6.9. The shareholders of the Target Fund have approved this Agreement in the manner specified in the Combined Prospectus/Proxy Statement included in the Registration Statement.

6.10. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

II-19

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Corporation on behalf of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Trust and the Target Fund of all the obligations to be performed by the Selling Trust and the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1. All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Target Fund contained in this Agreement shall be true and correct as of the Closing Date. The Acquiring Fund shall have received a certificate signed on behalf of the Target Fund by an appropriate officer of the Selling Trust to that effect. The Acquiring Fund shall have received certified copies of the resolutions adopted by the State Farm Board approving this Agreement and the transactions contemplated herein.

7.2. The Target Fund shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date. The Acquiring Fund shall have received a certificate signed on behalf of Target Fund by an appropriate officer of the Selling Trust to that effect.

7.3. This Agreement and the transactions contemplated hereby shall have been duly considered and approved by the State Farm Board and the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of its charter documents and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

7.4. (i) No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect and (ii) no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization.

7.5. The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

7.6. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties to this Agreement, no investigation or proceeding by the SEC for that purpose shall have been instituted or be pending, threatened or contemplated.

7.7. The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the assets and Stated Liabilities of the Selling Trust associated with the Target Fund, in accordance with paragraph 5.2, and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Selling Trust.

7.8. Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders (i) all of the Target Fund’s investment company taxable income for all its taxable years ended prior to the Closing Date [and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation]24 (in each case determined without regard

[24]	Applicable to Bond Fund, Large Cap Equity Index Fund, Money Market Fund and Stock and Bond Balanced Fund

II-20

to any deductions for dividends paid); (ii) all of the Target Fund’s net capital gain recognized in all its taxable years ended prior to the Closing Date [and substantially all of any such net capital gain recognized in such final taxable year]25 (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of a Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all its taxable years prior to the Closing Date [and at least 90 percent of such net tax-exempt income for such final taxable year]26.

7.9. The Acquiring Corporation shall have received on the Closing Date opinions from [                 ] and [                ], dated as of the Closing Date, in forms reasonably satisfactory to the Acquiring Corporation, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Selling Trust is a statutory trust and is validly existing in good standing under the applicable laws of the State of Delaware.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act and the Target Fund is a series thereof.

(c) The Selling Trust, on behalf of itself and the Target Fund, has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the applicable laws of the State of Delaware. The execution and delivery of this Agreement and the consummation by the Selling Trust, on behalf of itself and the Target Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Selling Trust, on behalf of itself and the Target Fund, under the applicable laws of the State of Delaware.

(d) This Agreement has been duly executed and delivered by the Selling Trust, on behalf of itself and the Target Fund, under the Selling Trust’s declaration of trust and the laws of the State of Delaware applicable to statutory trusts.

(e) Assuming that (i) the Selling Trust and the Acquiring Corporation are validly existing, (ii) this Agreement is a valid, binding and enforceable obligation of the Acquiring Corporation, on behalf of itself and the Acquiring Fund, and (iii) this Agreement has been duly authorized, executed and delivered by the Selling Trust, on behalf of itself and the Target Fund, and by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, this Agreement is the valid and binding obligation of the Selling Trust, on behalf of itself and the Target Fund, and enforceable against the Selling Trust and the Target Fund in accordance with its terms under the applicable laws of the State of New York, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(f) The execution and delivery by the Selling Trust, on behalf of itself and the Target Fund, of this Agreement and the performance by the Selling Trust, on behalf of itself and the Target Fund, of its obligations under this Agreement will not violate the charter documents of the Selling Trust.

(g) Neither the execution, delivery or performance by the Selling Trust, on behalf of itself and the Target Fund, of this Agreement nor the compliance by the Selling Trust, on behalf of itself and the Target Fund, with the terms and provisions hereof will violate any provision of any laws of the State of Delaware applicable to statutory trusts or any applicable federal law of the United States of America.

(g) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Selling Trust, on behalf of itself and the Target Fund, or the enforceability of this Agreement against the Selling Trust or the Target Fund except such as may be required under Delaware state securities laws about which we express no opinion.

[25]	Applicable to Bond Fund, Large Cap Equity Index Fund, Money Market Fund and Stock and Bond Balanced Fund

[26]	Applicable to Bond Fund, Large Cap Equity Index Fund, Money Market Fund and Stock and Bond Balanced Fund

II-21

In giving their opinion, [                ] may state that they are relying on the opinion of [                ] as to matters of Delaware law.

7.10. The Selling Trust, on behalf of the Target Fund, shall have duly executed and delivered to the Acquiring Corporation, on behalf of the Target Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Corporation’s transfer agent as the Acquiring Corporation may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

7.11. The Acquiring Corporation, on behalf of the Acquiring Fund, shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the custodian of the Acquiring Fund, stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Transfer Agent confirming that the Transfer Agent on behalf of the Target Fund has delivered its records containing the names and addresses of the record holders of the Target Fund’s shares and the number and percentage of ownership of the Target Fund owned by each such holder as of the Valuation Date; (iv) a statement of the respective tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund; and (v) the tax books and records of the Target Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

7.12. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is currently contractually obligated to pay for services provided to the Target Fund from those described in the Registration Statement.

7.13. As of the Closing Date, there shall be no qualified retirement plans invested in the Target Fund, and there shall be no foreign accounts invested in the Target Fund.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquiring Fund or the Target Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Acquiring Corporation and the Selling Trust shall have received an opinion of Dechert LLP, special United States federal income tax counsel to the Acquiring Fund, dated on the Closing Date satisfactory to both parties substantially to the effect that, based on certain facts, assumptions and representations of the parties and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, for U.S. federal income tax purposes:

(a) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the assumption of the Stated Liabilities of the Target Fund and issuance of Acquiring Fund Shares;

II-22

(c) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Target Fund’s Stated Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund shares, except for any gain or loss that may be required to be recognized solely [as a result of the close of the Target Fund’s taxable year due to the Reorganization or]27 as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) Under Section 354 of the Code, no gain or loss will be recognized by any Target Fund Shareholder upon the exchange of its Target Fund shares solely for Acquiring Fund Shares;

(e) Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such Target Fund Shareholder immediately prior to the Reorganization. Under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the time of the Reorganization;

(f) Under Section 362(b) of the Code, the tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization, except for any assets [which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or]28 on which gain was recognized upon the transfer to the Acquiring Fund. Under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Target Fund will include the period during which those assets were held by the Selling Trust on behalf of the Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to the Acquiring Fund); and

(g) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder, if applicable.

Such opinion shall be based on customary assumptions and such representations as Dechert LLP may reasonably request, and each of the Acquiring Corporation, the Acquiring Fund, the Selling Trust and the Target Fund shall cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Corporation, the Acquiring Fund, the Selling Trust nor the Target Fund may waive the condition set forth in this paragraph 8.1.

8.2. All of the conditions to the closing of the transactions contemplated by the Framework Agreement, dated as of [                ], between BlackRock and/or its affiliates and State Farm, and solely for the purposes of certain provisions therein, State Farm Mutual Fund Automobile Insurance Company (the “Framework Agreement”) shall be satisfied or waived.

[27]	Not applicable to International Equity Index Fund, Small Cap Equity Index Fund, BlackRock International Index V.I. Fund or BlackRock Small Cap Index V.I. Fund
[28]	Not applicable to International Equity Index Fund, Small Cap Equity Index Fund, BlackRock International Index V.I. Fund or BlackRock Small Cap Index V.I. Fund

II-23

ARTICLE IX

EXPENSES

Each of State Farm and its affiliates, and BlackRock and its affiliates, shall bear the direct and indirect expenses and the reasonable out-of-pocket costs incurred by the parties to this Agreement in connection with the Reorganization contemplated by the provisions of this Agreement, but not any transaction costs incurred pursuant to paragraph 1.2 hereof or any transaction costs incurred in connection with the sale of any of the Target Fund’s portfolio securities after the Closing Date. The expenses and out-of-pocket costs to be borne by each of State Farm and its affiliates and BlackRock and its affiliates include costs incurred by the parties hereto in connection with the preparation of the Registration Statement, the printing and mailing of the proxy statement and the solicitation of the related proxies for the Target Fund. Such expenses and costs will be allocated among BlackRock and State Farm as agreed to by them. Notwithstanding the foregoing, the Acquiring Fund will bear the legal fees associated with counsel to the trustees who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Corporation. If the Reorganization is not approved, however, BlackRock or its affiliates will directly bear such legal fees.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The Selling Trust, on behalf of the Target Fund, and the Acquiring Corporation, on behalf of the Acquiring Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein except that covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the BlackRock Board or the State Farm Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a) by the written consent of each of the parties;

(b) by the Selling Trust (i) following a breach by the Acquiring Corporation of any of its representations, warranties or covenants contained in this Agreement, provided that the Acquiring Corporation shall have been given a period of 30 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Selling Trust is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Acquiring Corporation or the Acquiring Fund;

II-24

(c) by the Acquiring Corporation (i) following a breach by the Selling Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Selling Trust shall have been given a period of 30 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Acquiring Corporation is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Selling Trust or the Target Fund;

(d) by either the Acquiring Corporation or the Selling Trust if: (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or (ii) there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make consummation of the transactions contemplated hereby illegal; or a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days;

(e) by either the Acquiring Corporation or the Selling Trust if the Closing shall not have been consummated by [ ], 2018, provided the right to terminate this Agreement under this paragraph 11.1(e) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

(f) by either the Acquiring Corporation or the Selling Trust due to a condition herein expressed to be precedent to the obligations of the terminating party or both the parties has not been met if it reasonably appears that it will not or cannot be met; or

(g) by the termination of the Framework Agreement in accordance with its terms.

11.2. If a party terminates this Agreement in accordance with this Article XI, other than a termination under (b), (c), (d), (e) or (f) in connection with a willful default, there shall be no liability for damages on the part of any party or the trustees, directors or officers of such party. In the event of termination in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive. The parties agree that, in the event of any termination of this Agreement there shall be no liability, for damages or otherwise, on the part of the State Farm Trustees of the BlackRock Directors, notwithstanding the first two sentences of this paragraph 11.2.

11.3. At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for paragraph 8.1 ) may be waived by either the Selling Trust or the Acquiring Corporation, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented by a written instrument in such manner as may be deemed necessary or advisable by both the authorized officers of the applicable parties; provided, however, that, following the meeting of the Target Fund Shareholders called by the Selling Trust pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

II-25

ARTICLE XIII

PUBLICITY/CONFIDENTIALITY

13.1. Publicity. The parties shall cooperate on determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

13.2. Confidentiality. (a) The Selling Trust, the Acquiring Corporation, State Farm and BlackRock (for purposes of this paragraph 13.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Selling Trust, the Acquiring Corporation, State Farm and BlackRock agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

II-26

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the Selling Trust, on behalf of itself and the Target Fund, hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the property of the Selling Trust associated with the Target Fund, as provided in the charter documents of the Selling Trust. Moreover, no series of the Selling Trust other than the Target Fund shall be responsible for the obligations of the Selling Trust and the Target Fund hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Selling Trust, on behalf of itself and the Target Fund, hereunder. The execution and delivery of this Agreement have been authorized by the State Farm Board with respect to the Selling Trust and the Target Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by the State Farm Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Selling Trust associated with the Target Fund as provided in the Selling Trust’s charter documents.

14.6. It is expressly agreed that the obligations of the Acquiring Corporation, on behalf of itself and the Acquiring Fund, hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Corporation personally, but shall bind only the property of the Acquiring Corporation associated with the Acquiring Fund, as provided in the charter documents of the Acquiring Corporation. Moreover, no series of the Acquiring Corporation other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Corporation and the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Corporation, on behalf of itself and the Acquiring Fund, hereunder. The execution and delivery of this Agreement have been authorized by the BlackRock Board with respect to the Acquiring Corporation and the Acquiring Fund hereunder, and signed by authorized officers of the Acquiring Corporation, acting as such. Neither the authorization by the BlackRock Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Corporation associated with the Acquiring Fund as provided in the Acquiring Corporation’s charter documents.

ARTICLE XV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Acquiring Corporation and Acquiring Fund, 40 East 52nd Street, New York, New York, 10022, Attention: Secretary, or to the Selling Trust or the Target Fund, State Farm Investment Management Corp., One State Farm Plaza, A-3, Bloomington, Illinois 61704 Attention: David Moore or to any other address that the Acquiring Fund, the Selling Trust or the Target Fund shall have last designated by notice to the other party.

II-27

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

, INDIVIDUALLY AND ON BEHALF OF ITS SERIES [ ]

By:
Name:
Title:

[ ], INDIVIDUALLY AND ON BEHALF OF ITS SERIES [ ]

By:
Name:
Title:

Solely with respect to ARTICLES IX and XIII BLACKROCK ADVISORS, LLC

By:
Name:
Title:

Solely with respect to ARTICLES V, IX and XIII STATE FARM INVESTMENT MANAGEMENT CORP.

By:
Name:
Title:

II-28

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock International Index V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock Small Cap Index V.I. Fund

BlackRock iShares® Dynamic Allocation V.I. Fund

BLACKROCK VARIABLE SERIES FUNDS II, INC.

BlackRock Total Return V.I. Fund

STATE FARM VARIABLE PRODUCT TRUST

Bond Fund

International Equity Index Fund

Large Cap Equity Index Fund

Money Market Fund

Small Cap Equity Index Fund

Stock and Bond Balanced Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

The date of this Statement of Additional Information is August 14, 2018

This Statement of Additional Information (the “SAI”) relates to the proposed reorganizations (each, a “Reorganization”) of Bond Fund, International Equity Index Fund, Large Cap Equity Index Fund, Money Market Fund, Small Cap Equity Index Fund and Stock and Bond Balanced Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of State Farm Variable Product Trust (the “Target Trust”), into BlackRock Total Return V.I. Fund, a series of BlackRock Variable Series Funds II, Inc., and BlackRock International Index V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock Small Cap Index V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund, each a series of BlackRock Variable Series Funds, Inc., respectively (each, an “Acquiring Fund” and collectively, the “Acquiring Funds” and together with the Target Funds, the “Funds”).

This SAI contains information that may be of interest to shareholders of each Target Fund relating to the applicable Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated August 14, 2018 (the “Combined Prospectus/Proxy Statement”).

As described in the Combined Prospectus/Proxy Statement, each Reorganization would involve (i) the transfer and delivery of all of the assets of the applicable Target Fund to its corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of such Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares (including fractional shares) of the Acquiring Fund by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust. If a Reorganization does not occur as contemplated in the Combined Prospectus/Proxy Statement, State Farm Investment Management Corp. will promptly notify shareholders of the respective Target Fund as to the status of the transaction. In such circumstances, the Board of Trustees of the Target Trust will examine alternatives to the Reorganization in light of the best interests of shareholders.

It is expected that BlackRock Total Return V.I. Fund, a series of BlackRock Variable Series Funds II, Inc., will be the successor to BlackRock Total Return V.I. Fund, a series of BlackRock Variable Series Funds, Inc., (the “Predecessor Fund”) pursuant to a reorganization (the “Shell Reorganization”). BlackRock Total Return V.I. Fund will have the same investment objective and strategies, portfolio management team and contractual arrangements as those of the Predecessor Fund. As a result of the proposed Shell Reorganization, BlackRock

Total Return V.I. Fund will adopt the performance and financial history of the Predecessor Fund. The Shell Reorganization is being proposed in connection with a potential reconfiguration of the existing fund complexes overseen by the boards of directors/trustees of the BlackRock-advised funds.

The Shell Reorganization is not subject to shareholder approval and it is expected to take place in the third quarter of 2018. The proposed Reorganization of Bond Fund into BlackRock Total Return V.I. Fund is contingent upon, and will not close, until the closing of the Shell Reorganization.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”), and is available upon request and without charge by writing to State Farm Investment Management Corp., One State Farm Plaza, Bloomington, IL 61710-0001 or by calling (888) 702-2307.

For the Target Funds: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of State Farm Variable Product Trust dated May 1, 2018, as supplemented, filed April 27, 2018 (SEC Accession No. 001193125-18-138337); and the Annual Report to Shareholders for the fiscal year ended December 31, 2017, filed February 26, 2018 (SEC Accession No. 0001193125-18-058160), as filed with the SEC.

For BlackRock Total Return V.I. Fund: See Appendix I.

For BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. dated May 1, 2018, as supplemented, filed April 23, 2018 (SEC Accession No. 0000891092-18-003777); and the Annual Report to Shareholders of each of BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund for the fiscal year ended December 31, 2017, filed February 28, 2018 (SEC Accession No. 0001193125-18-062990), as filed with the SEC.

For BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. dated May 31, 2018, as supplemented, filed May 31, 2018 (SEC Accession No. 0001193125-18-180479), as filed with the SEC.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of Bond Fund for the fiscal year ended December 31, 2017, (ii) the Annual Report to Shareholders of International Equity Index Fund for the fiscal year ended December 31, 2017, (iii) the Annual Report to Shareholders of Large Cap Equity Index Fund for the fiscal year ended December 31, 2017, (iv) the Annual Report to Shareholders of Money Market Fund for the fiscal year ended December 31, 2017, (v) the Annual Report to Shareholders of Small Cap Equity Index Fund for the fiscal year ended December 31, 2017, (vi) the Annual Report to Shareholders of Stock and Bond Balanced Fund for the fiscal year ended December 31, 2017, (vii) the Annual Report to Shareholders of BlackRock S&P 500 Index V.I. Fund for the fiscal year ended December 31, 2017 (viii) the Annual Report to Shareholders of BlackRock Government Money Market Fund for the fiscal year ended December 31, 2017, and (ix) the Annual Report to Shareholders of BlackRock iShares® Dynamic Allocation V.I. Fund for the fiscal year ended December 31, 2017, each of which has been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference. Each of BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I Fund is recently organized, as such, there are no financial statements for the Acquiring Fund. See Appendix I for the financial statements of BlackRock Total Return V.I. Fund.

Pro forma financial statements of the Target Funds and the Acquiring Funds are provided on the following pages.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of the Reorganizations is contingent upon certain conditions being satisfied, including that shareholders of each Target Fund must approve the applicable Agreement and Plan of Reorganization (each, a “Reorganization Agreement”) between the applicable Target Fund and the corresponding Acquiring Fund. The proposal will result in the reorganizations (the “Reorganizations”) of each Target Fund into the corresponding Acquiring Fund. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of December 31, 2017.

The unaudited pro forma information provided herein should be read in conjunction with the most recent Annual Reports of the Target Funds and the Acquiring Funds and, if applicable, the most recent Semi-Annual Reports of the Target Funds and the Acquiring Funds, all of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended December 31, 2017 is intended to present ratios and supplemental data as if the Reorganizations of each Target Funds into the corresponding Acquiring Fund had been consummated at January 1, 2017. Each Reorganization is intended to merge a Target Fund into the corresponding Acquiring Fund, a similar fund advised by BlackRock Advisors, LLC (“BAL”), the Acquiring Fund’s investment adviser. Each Reorganization is not contingent upon the approval of any other Reorganization.

The expenses, expenses caps and waivers listed below were in effect during the periods January 1, 2017 to December 31, 2017.

Target Funds

The Target Trust, on behalf of the Target Funds, has entered into an investment advisory and management services agreement with SFIMC (the “Target Fund Management Agreement”). Pursuant to the Target Fund

Management Agreement, each Target Fund, with the exception of Stock and Bond Balanced Fund, pays SFIMC an investment advisory fee based upon that Fund’s average daily net assets. The fee is accrued daily and is paid to SFIMC monthly at the following annual rates:

Fund	Rate of Advisory Fee
Money Market Fund	0.10% of average daily net assets
Large Cap Equity Index Fund(1)	0.13% on the first $500 million, 0.12% on the next $250 million, 0.11% on the next $250 million, 0.085% on the next $2 billion, and 0.06% on amounts exceeding $3 billion of average daily net assets
Small Cap Equity Index Fund(2)	0.15% on the first $150 million, 0.13% on the next $850 million, 0.105% on the next $2 billion and 0.08% on amounts exceeding $3 billion of average daily net assets
International Equity Index Fund(3)	0.16% on the first $150 million, 0.14% on the next $850 million, 0.115% on the next $2 billion and 0.09% on amounts exceeding $3 billion of average daily net assets
Bond Fund(4)	0.50% of average daily net assets
Stock and Bond Balanced Fund	None

(1)

The assets of the State Farm S&P 500 Index Fund of the State Farm Mutual Fund Trust are combined with the assets of Large Cap Equity Index Fund for purposes of calculating the breakpoints in the table above.

(2)

The assets of the State Farm Small Cap Index Fund of the State Farm Mutual Fund Trust are combined with the assets of Small Cap Equity Index Fund for purposes of calculating the breakpoints in the table above.

(3)

The assets of the State Farm International Index Fund of the State Farm Mutual Fund Trust are combined with the assets of International Equity Index Fund for purposes of calculating the breakpoints in the table above.

(4)

With respect to Stock and Bond Balanced Fund, SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Fund and has agreed to reimburse Stock and Bond Balanced Fund for any other expenses directly incurred by the Fund except acquired fund fees and expenses. (This expense limitation arrangement is voluntary and may be eliminated by SFIMC at any time.) However, SFIMC will receive investment advisory fees from managing Bond Fund and Large Cap Equity Index Fund in which Stock and Bond Balanced Fund invests.

For each of the Target Funds other than Stock and Bond Balanced Fund and International Equity Index Fund, SFIMC has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets. SFIMC will reimburse all of the custody fees for Large Cap Equity Index Fund and Small Cap Equity Index Fund without regard to this cap. For International Equity Index Fund, SFIMC has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. For Money Market Fund, SFIMC has agreed to waive all or a portion of its fees due from Money Market Fund to prevent Money Market Fund’s daily net investment income from falling below zero. These expense limitation arrangements are voluntary and may be eliminated by SFIMC at any time.

Pursuant to a sub-advisory agreement (the “Target Fund Sub-Advisory Agreement”), SFIMC has engaged BFA as the investment sub-adviser to provide day-to-day portfolio management for Large Cap Equity Index Fund, Small Cap Equity Index Fund, and International Equity Index Fund. For its services, SFIMC pays BFA an investment sub-advisory fee equal to the following percentages of the applicable equity index Fund’s average daily net assets during a fiscal quarter:

Large Cap Equity Index Fund	0.03% on the first $500 million, 0.02% on the next $250 million, and 0.01% for average daily net assets above $750 million.

Small Cap Equity Index Fund	0.05% on the first $150 million, and 0.03% on any assets over $150 million.
International Equity Index Fund	0.06% on the first $150 million, and 0.04% on any assets over $150 million.

In determining the application of these breakpoints to Large Cap Equity Index Fund, the assets of Large Cap Equity Index Fund are combined with the assets of the State Farm S&P 500 Index Fund of State Farm Mutual Fund Trust so long as BFA remains the sub-adviser to each fund. If the fee for Large Cap Equity Index Fund calculated pursuant to the above schedule for the fiscal quarter of the Target Trust is less than $25,000, SFIMC shall pay BFA a fee of $25,000 for the fiscal quarter in lieu of the sub-advisory fee calculated pursuant to the above schedule.

In determining the application of these breakpoints to Small Cap Equity Index Fund, the assets of Small Cap Equity Index Fund are combined with the assets of the State Farm Small Cap Index Fund of State Farm Mutual Fund Trust so long as BFA remains the sub-adviser to each fund.

In determining the application of these breakpoints to International Equity Index Fund, the assets of International Equity Index Fund are combined with the assets of the State Farm International Index Fund of State Farm Mutual Fund Trust so long as BFA remains the sub-adviser to each fund.

Acquiring Funds

BlackRock Variable Series Funds, Inc., on behalf of the Acquiring Funds, has entered into an investment management agreement (the “Variable Series I Acquiring Fund Management Agreement) with BAL. Under the Variable Series I Acquiring Fund Management Agreement, BAL receives for its services to each Acquiring Fund a fee at an annual rate as set forth below. The fee is computed daily on a Fund-by-Fund basis and payable monthly.

Fund	Rate of Advisory Fee
BlackRock Government Money Market Fund V.I.(1)	0.500% not exceeding $1 billion, 0.450% in excess of $1 billion but not more than $2 billion, 0.400% in excess of $2 billion but not more than $3 billion, 0.375% in excess of $3 billion but not more than $4 billion, 0.350% in excess of $4 billion but not more than $7 billion, 0.325% in excess of $7 billion but not more than $10 billion, 0.300% in excess of $10 billion but not more than $15 billion, 0.290% in excess of $15 billion of average daily net assets
BlackRock S&P 500 Index V.I. Fund(2),(3)	0.07% of average daily net assets
BlackRock Small Cap Index V.I. Fund	0.08% of average daily net assets
BlackRock International Index V.I. Fund	0.08% of average daily net assets
BlackRock iShares® Dynamic Allocation V.I. Fund	0.150% not exceeding $1 billion, 0.140% in excess of $1 billion but not more than $3 billion, 0.135% in excess of $3 billion but not more than $5 billion, 0.130% in excess of $5 billion of average daily net assets

(1)

For BlackRock Government Money Market V.I. Fund, BAL has voluntarily agreed to waive a portion of its fees and/or reimburse operating expenses to enable the Fund to maintain a minimum daily net investment income dividend. BAL may discontinue this waiver and/or reimbursement at any time without notice.

(2)	Prior to April 23, 2018, with respect to BlackRock S&P 500 Index V.I. Fund, the annual management fees payable to BlackRock (as a percentage of average daily net assets) was 0.30%.

(3)

Prior to April 23, 2018, for BlackRock S&P 500 Index V.I. Fund, BAL had contractually agreed to waive 0.10% of its management fee. The contractual agreement may be terminated effective April 23, 2018 in connection with the above reduction in the Acquiring Fund’s contractual management fee rate.

With respect to Class I shares of each Acquiring Fund, as set forth in the following table, BAL has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements. With respect to certain Acquiring Funds, BAL has contractually agreed to reimburse fees in order to limit operational and recordkeeping fees to the amounts noted in the following table.

	Contractual Caps(1) on Total Annual Fund Operating Expenses(2) (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps(1) on fees paid by Fund for Operational and Recordkeeping Services
BlackRock Government Money Market V.I. Fund	0.30%	—
BlackRock S&P 500 Index V.I. Fund	0.15%	0.05%
BlackRock Small Cap Index V.I. Fund	0.22%	0.05%
BlackRock International Index V.I. Fund	0.27%	0.05%
BlackRock iShares® Dynamic Allocation V.I. Fund	0.53%	—

(1)

The contractual caps for BlackRock Government Money Market V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund are in effect through April 30, 2019. The contractual caps for BlackRock S&P 500 Index V.I. Fund, BlackRock Small Cap Index V.I. Fund and BlackRock International Index V.I. Fund are in effect through April 30, 2021. The contractual agreement may be terminated, with respect to each Acquiring Fund, upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(2)	As a percentage of average daily net assets and based on current fees.

With respect to the contractual agreements to cap net expenses for BlackRock Small Cap Index V.I. Fund, BlackRock International Index V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund, if during an Acquiring Fund’s fiscal year the operating expenses of the Class I shares, that at any time during the prior two fiscal years received a waiver and/or reimbursement from BAL, are less than the current expense limit for Class I shares, Class I shares are required to repay BAL up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either (x) the current expense limit of that share class or (y) the expense limit of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that: (i) the Acquiring Fund has more than $50 million in assets and (ii) BAL or an affiliate serves as the Acquiring Fund’s manager or administrator. This repayment applies only to the contractual cap on net expenses and does not apply to the contractual management fee waiver described below or any voluntary waivers that may be in effect from time to time.

BAL has contractually agreed to waive the management fee with respect to any portion of each Acquiring Fund’s assets (except for with respect to BlackRock iShares® Dynamic Allocation V.I. Fund and BlackRock Government Money Market V.I. Fund) estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by BAL or its affiliates that have a contractual management fee, through April 30, 2021 (the “Variable Series I affiliated mutual fund and ETF waiver”). The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

With respect to BlackRock iShares® Dynamic Allocation V.I. Fund, the management fee payable by the Acquiring Fund is based on assets estimated to be attributable to the Acquiring Fund’s direct investments in fixed-income and equity securities and instruments, including ETFs advised by BAL or other investment advisers, other investments and cash and cash equivalents (including money market funds). BAL has contractually agreed to waive the management fees on assets estimated to be attributed to the Acquiring Fund’s investments in other equity and fixed-income mutual funds managed by BAL or its affiliates (the “Dynamic Allocation affiliated mutual fund waiver”).

With respect to each Acquiring Fund, BAL has voluntarily agreed to waive its management fees by the amount of advisory fees the Acquiring Fund pays to BAL indirectly through its investment in affiliated money market funds (the “Variable Series I affiliated money market fund waiver”). The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the Variable Series I affiliated money market fund waiver.

BlackRock Total Return V.I. Fund

BlackRock Variable Series Funds II, Inc., on behalf of the Acquiring Fund, has entered into an investment management agreement (the “Variable Series II Acquiring Fund Management Agreement,” and together with the Variable Series I Acquiring Fund Management Agreement, the “Acquiring Fund Management Agreements” and each an “Acquiring Fund Management Agreement”) with BAL. Under the Variable Series II Acquiring Fund Management Agreement, BAL receives for its services to the Acquiring Fund a fee rate that is based on the combined net assets of BlackRock Total Return V.I. Fund and BlackRock High Yield V.I. Fund, another series of BlackRock Variable Series Funds II, Inc. which is not participating in the Reorganizations.

	Rate of Advisory Fee
	BlackRock High Yield V.I. Fund	BlackRock Total Return V.I. Fund
Not exceeding $250 million	0.55%	0.50%
In excess of $250 million but not more than $500 million	0.50%	0.45%
In excess of $500 million but not more than $750 million	0.45%	0.40%
In excess of $750 million	0.40%	0.35%

The fee rates for BlackRock High Yield V.I. Fund and BlackRock Total Return V.I. Fund are applied to the average daily net assets of each fund, with the reduced rates shown below applicable to portions of the assets of each fund to the extent that the aggregate average daily net assets of BlackRock High Yield V.I. Fund and BlackRock Total Return V.I. Fund combined exceed $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). The portion of the assets of a fund to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the combined funds that falls within that breakpoint level by the aggregate average daily net assets of the combined funds. The amount of the fee for a fund at each breakpoint level is determined by multiplying the average daily net assets of that fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

With respect to Class I shares of the Acquiring Fund, as set forth in the following table, BAL has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements.

Contractual Caps(1) on Total Annual Fund Operating Expenses(2) (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
BlackRock Total Return V.I. Fund	1.25%

(1)

The contractual caps for the Acquiring Fund are in effect through April 30, 2020. The contractual agreement may be terminated, with respect to the Acquiring Fund, upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds II, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(2)	As a percentage of average daily net assets and based on current fees.

BAL has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BAL or its affiliates that have a contractual management fee, through April 30, 2020 (the “Variable Series II affiliated mutual fund and ETF waiver” and collectively with the Variable Series I affiliated mutual fund and ETF waiver and the Dynamic Allocation mutual fund waiver, the “affiliated mutual fund and ETF waivers”). The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds II, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

With respect to the Acquiring Fund, BAL has voluntarily agreed to waive its management fees by the amount of advisory fees the Acquiring Fund pays to BAL indirectly through its investment in affiliated money market funds (the “Variable Series II affiliated money market fund waiver”). The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the Variable Series II affiliated money market fund waiver.

If a Reorganization is approved, BAL has agreed to certain changes to each Fund’s management fee and/or expense caps and waivers, effective upon the closing of its Reorganization.

In addition, (except for BlackRock Total Return V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund) the contractual expense caps and/or waivers applicable to each Combined Fund will be identical to the current contractual expense caps and/or waivers applicable to its corresponding Acquiring Fund, and these contractual expense caps and/or waivers, including with respect to operational and recordkeeping services, will be extended through April 30, 2021, effective upon the closing of the Reorganizations.

If the Shell Reorganization and the Reorganization of Bond Fund into BlackRock Total Return V.I. Fund are approved, BAL has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit (i) Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) and (ii) Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (including Interest Expense, and excluding Dividend Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to the amounts noted in the following table, effective upon the closing of the Shell Reorganization and the Reorganization.

	Contractual Caps(1) on Total Annual Fund Operating Expenses(2) (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps(1) on Total Annual Fund Operating Expenses(2) (including Interest Expense, and excluding Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
BlackRock Total Return V.I. Fund	0.60%	0.60%

(1)

The contractual caps for the Acquiring Fund upon the completion of the Shell Reorganization and its respective Reorganization will be in effect through April 30, 2021. The contractual agreement may be terminated, with respect to the Acquiring Fund, upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds II, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(2)	As a percentage of average daily net assets and based on current fees.

If the Reorganization of BlackRock iShares® Dynamic Allocation V.I. Fund is approved, BAL has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to the amount noted in the following table, effective upon the closing of the Reorganization.

Contractual Caps(1) on Total Annual Fund Operating Expenses(2) (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
BlackRock iShares® Dynamic Allocation V.I. Fund	0.19%

(1)

The contractual caps for the Acquiring Fund upon the completion of its respective Reorganization will be in effect through April 30, 2021. The contractual agreement may be terminated, with respect to the Acquiring Fund, upon 90 days’ notice by a majority of the non-interested directors of BlackRock Variable Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(2)	As a percentage of average daily net assets and based on current fees.

The affiliated mutual fund and ETF waivers, which will remain in place with respect to each Acquiring Fund, as applicable, following the applicable Reorganization, will be extended through April 30, 2021, effective upon the closing of such Reorganization.

Other Service Providers

	Target Funds	Acquiring Funds
Sub-Adviser(s)	BlackRock Fund Advisors 400 Howard Street San Francisco, California 94105(1)	None.
Distributor	State Farm VP Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian(s)	State Street Bank and Trust Company 200 Clarendon Street Boston, Massachusetts 02116(1) JPMorgan Chase Bank, N.A. 3 Chase MetroTech Center, 5th Floor Brooklyn, New York 11245(2)	JPMorgan Chase Bank, N.A. 383 Madison Avenue New York, New York 10179
Transfer Agent	State Farm Investment Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Accounting Services Provider(s)	State Farm Investment Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001(3) State Street Bank and Trust Company 200 Clarendon Street Boston, Massachusetts 02116(4)	BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, Delaware 19809 JPMorgan Chase Bank, N.A. 383 Madison Avenue New York, New York 10179
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP One North Wacker Chicago, Illinois 60606	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116

	Target Funds	Acquiring Funds
Fund Counsel	Stradley Ronon Stevens & Young, LLP 191 North Wacker Drive, Suite 1601 Chicago, Illinois 60606	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6019

(1)	For Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund

(2)	For Bond Fund, Money Market Fund and Stock and Bond Balanced Fund

(3)	For each Target Fund other than International Equity Index Fund

(4)	For International Equity Index Fund

Combined Funds. Following the closing of the Reorganizations, each Acquiring Fund’s current service providers will serve its corresponding Combined Fund.

Prior to the Reorganizations, State Farm Life Insurance Company and Stock and Bond Balanced Fund will redeem their holdings in the Target Funds. The number of shares of the Target Funds held by State Farm Life Insurance Company (“SFLIC”) and Stock and Bond Balanced Fund consisted of the following as of December 31, 2017.

	Shares Held by SFLIC	Stock and Bond Balanced Fund
Bond Fund	—	3,520,481
International Equity Index Fund	8,958,504
Large Cap Equity Index Fund		2,822,354
Money Market Fund	—	—
Small Cap Equity Index Fund	3,514,374
Stock and Bond Balanced Fund	—	—

The net assets of each Combined Fund reflect adjustments due to Target Fund share redemptions by SFLIC, Bond Fund and Large Cap Equity Index Fund and Target Fund transactional costs incurred with relation to the applicable Reorganization, all as applicable.

As of December 31, 2017, the net assets of (i) Bond Fund were $154,597,558 and (ii) BlackRock Total Return V.I. Fund were $419,789,318. As of December 31, 2017, the net assets of the Combined Fund would have been $538,781,110 on a pro forma basis. The net assets of the Combined Fund reflect (i) Stock and Bond Balanced Fund redemptions of $35,587,970 and (ii) $17,796 in transactional costs.

As of December 31, 2017, the net assets of (i) International Equity Index Fund were $334,241,192 and (ii) BlackRock International Index V.I. Fund were $-. As of December 31, 2017, the net assets of the Combined Fund would have been $205,955,064 on a pro forma basis. The net assets of the Combined Fund reflect (i) SFLIC redemptions of $127,705,022, (ii) $38,378 in transactional costs, and (iii) the differences in the Fund’s fair valuation policies and procedures with respect to foreign securities of $(542,728).

As of December 31, 2017, the net assets of (i) Large Cap Equity Index Fund were $713,248,987 and (ii) BlackRock S&P 500 Index V.I. Fund were $219,591,467. As of December 31, 2017, the net assets of the Combined Fund would have been $869,665,093 on a pro forma basis. The net assets of the Combined Fund reflect (i) Stock and Bond Balanced Fund redemptions of $63,163,203 and (ii) $12,158 in transactional costs.

As of December 31, 2017, the net assets of (i) Money Market Fund were $28,542,171 and (ii) BlackRock Government Money Market V.I. Fund were $135,658,600. As of December 31, 2017, the net assets of the Combined Fund would have been $164,200,771 on a pro forma basis.

As of December 31, 2017, the net assets of (i) Small Cap Equity Index Fund were $340,353,098 and (ii) BlackRock Small Cap Index V.I. Fund were $-. As of December 31, 2017, the net assets of the Combined Fund would have been $289,121,818 on a pro forma basis. The net assets of the Combined Fund reflect (i) SFLIC redemptions of $51,199,672 and (ii) $31,608 in transactional costs.

As of December 31, 2017, the net assets of (i) Stock and Bond Balanced Fund were $99,278,249 and (ii) BlackRock iShares® Dynamic Allocation V.I. Fund were $28,947,054. As of December 31, 2017, the net assets of the Combined Fund would have been $128,225,303 on a pro forma basis.

In the Reorganizations, the outstanding shares of each Target Fund will be exchanged for newly issued shares of the corresponding Acquiring Fund (in each case, the “Acquiring Fund Shares”). The aggregate net asset value (“NAV”) immediately after the Reorganizations of your applicable Combined Fund shares will be the same as the aggregate NAV of your applicable Target Fund shares immediately prior to the Reorganization. However, except with respect to the Reorganization of each of International Equity Index Fund into BlackRock International Index V.I. Fund and Small Cap Equity Index Fund into BlackRock Small Cap Index V.I. Fund, the number of shares you receive will depend on the relative NAV of the shares of the applicable Target Fund and the corresponding Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the NAV of a share of an Acquiring Fund is lower than the NAV of the corresponding share class of the corresponding Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund immediately prior to the Reorganizations. On the other hand, if the NAV of a share of an Acquiring Fund is higher than the NAV of the corresponding share class of the corresponding Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund immediately prior to the Reorganizations.

The number of shares of each class assumed to be issued is equal to the NAV of the shares of a Target Fund, as of December 31, 2017, divided by the NAV per share of the corresponding class of shares of the corresponding Acquiring Fund as of December 31, 2017. The pro forma number of Class I shares outstanding for each Acquiring Fund consists of the following at December 31, 2017.

BlackRock Total Return V.I. Fund

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination*,1
Class I	12,778,791	9,994,660	22,773,451

BlackRock International Index V.I. Fund

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization*	Total Outstanding Shares Post-Combination*,1,2
Class I	—	14,441,844	14,441,844

BlackRock S&P 500 Index V.I. Fund

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination*,1
Class I	9,478,333	28,492,883	37,971,216

BlackRock Government Money Market V.I. Fund

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Class I	135,662,592	28,543,011	164,205,603

BlackRock Small Cap Index V.I. Fund

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination*,1
Class I	—	19,850,680	19,850,680

BlackRock iShares® Dynamic Allocation V.I. Fund

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Class I	2,276,825	8,923,067	11,199,892

*	Assumes Target Fund holding by SFLIC and Equity and Bond Balanced Fund were redeemed on December 31, 2017.

[1]	Adjusted for transaction costs.

[2]	Adjusted to reflect the differences in the Fund’s fair valuation policies and procedures with respect to foreign securities.

On a pro forma basis for the twelve months ended December 31, 2017, the proposed Reorganizations would result in the following changes in investment advisory fees, other operating expenses and waivers and reimbursements as follows:

Bond Fund / BlackRock Total Return V.I. Fund

	Dollar Increase (Decrease)	Basis Points
Investment advisory fees	$(306,569)	(0.06)%
Other operating expenses	$391,665	0.08%
Waivers and reimbursements	$(411,367)	(0.08)%

International Equity Index Fund / BlackRock International Index V.I. Fund

	Dollar Increase (Decrease)	Basis Points
Investment advisory fees	$(303,719)	(0.17)%
Other operating expenses	$(38,391)	(0.02)%
Waivers and reimbursements	$11,461	0.01%

Large Cap Equity Index Fund / BlackRock S&P 500 Index V.I. Fund

	Dollar Increase (Decrease)	Basis Points
Investment advisory fees	$(796,660)	(0.11)%
Other operating expenses	$232,606	0.03%
Waivers and reimbursements	$61,882	0.01%

Money Market Fund / BlackRock Government Money Market V.I. Fund

	Dollar Increase (Decrease)	Basis Points
Investment advisory fees	$382,245	0.17%
Other operating expenses	$8,027	0.01%
Waivers and reimbursements	$(263,713)	(0.12)%

Small Cap Equity Index Fund / BlackRock Small Cap Index V.I. Fund

	Dollar Increase (Decrease)	Basis Points
Investment advisory fees	$(213,574)	(0.08)%
Other operating expenses	$52,956	0.02%
Waivers and reimbursements	$30,427	0.01%

Stock and Bond Balanced Fund / BlackRock iShares® Dynamic Allocation V.I. Fund

	Dollar Increase (Decrease)	Basis Points
Investment advisory fees	$142,957	0.12%
Other operating expenses	$141,385	0.12%
Waivers and reimbursements	$(276,478)	(0.23)%

The following tables represent the total net annual portfolio operating expenses for each Target Fund and the corresponding Acquiring Fund as of December 31, 2017, and each Combined Fund as if each Reorganization was consummated on January 1, 2017.

Total Annual Portfolio Operating Expenses
Bond Fund	BlackRock Total Return V.I. Fund Class I	BlackRock Total Return V.I. Fund Combined Fund Pro Forma
0.60%	0.74%	0.60%

Total Annual Portfolio Operating Expenses
International Equity Index Fund	BlackRock International Index V.I. Fund Class I	BlackRock International Index V.I. Combined Fund Pro Forma
0.27%	0.26%	0.26%

Total Annual Portfolio Operating Expenses
Large Cap Equity Index Fund	BlackRock S&P 500 Index V.I. Fund Class I	BlackRock S&P 500 Index V.I. Combined Fund Pro Forma
0.15%	0.15%	0.15%

Total Annual Portfolio Operating Expenses
Money Market Fund	BlackRock Government Money Market V.I. Fund Class I	BlackRock Government Money Market V.I. Combined Fund Pro Forma
0.42%	0.30%	0.30%

Total Annual Portfolio Operating Expenses
Small Cap Equity Index Fund	BlackRock Small Cap Index V.I. Fund Class I	BlackRock Small Cap Index V.I. Combined Fund Pro Forma
0.23%	0.22%	0.22%

Total Annual Portfolio Operating Expenses
Stock and Bond Balanced Fund	BlackRock iShares Dynamic Allocation V.I. Fund Class I	BlackRock iShares Dynamic Allocation V.I. Combined Fund Pro Forma
0.40%	0.74%	0.40%

No significant accounting policies will change as a result of the proposed Reorganizations, specifically, policies regarding valuation and Subchapter M compliance. The portfolio managers of Stock and Bond Balanced Fund anticipate selling all of the holdings of the Fund in preparation for the Reorganization. The portfolio managers of the BlackRock Total Return V.I. Fund anticipate disposing of a significant portion (approximately 50%) of the securities of the Bond Fund acquired in the Reorganization in connection with realigning the Combined Fund’s portfolio in a manner consistent with its investment process.

The Reorganizations are expected to be tax-fee for U.S. federal income tax purposes. This means that no gain or loss will be recognized by a Target Fund or its shareholders for U.S. federal income tax purposes as a result of the Reorganizations. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of a Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: Each Acquiring Fund is deemed to be the “accounting survivor” in connection with the applicable Reorganization, except for the Reorganization of each of International Equity Index Fund into BlackRock International Index V.I. Fund and Small Cap Equity Index Fund into BlackRock Small Cap Index V.I. Fund where the Target Fund is deemed to be the “accounting survivor”.

Cost of Reorganizations: BAL or its affiliates will pay each Acquiring Fund’s portion of the expenses incurred in connection with its respective Reorganization (including auditor and legal fees of the Acquiring Fund and the costs of preparing and filing the Combined Prospectus/Proxy Statement), other than legal fees associated with counsel to the directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Director Counsel Fees”) of its respective Acquiring Corporation and any portfolio transaction costs relating to the realignment of the corresponding Target Fund’s portfolio after its respective Reorganization. The Independent Director Counsel Fees, which are allocated based on each Acquiring Fund’s net assets, are estimated to be $15,120 for Proposal 1a, $0 for Proposal 1b, $45,850 for Proposal 1c, $3,700 for Proposal 1d, $0 for Proposal 1e and $1,070 for Proposal 1f for the applicable Acquiring Fund and will be borne by BAL or its affiliates either directly for certain Acquiring Funds or indirectly for certain other Acquiring Funds due to expense caps applicable to such other Acquiring Funds. SFIMC or its affiliates will reimburse each Target Fund for the Target Fund’s portion of the expenses incurred in connection with its respective Reorganization (including auditor and legal fees of the Target Fund, solicitation fees and the costs of printing and mailing the Combined Prospectus/Proxy Statement), which are estimated to be $194,000 for Proposal 1a, $289,000 for Proposal 1b, $388,000 for Proposal 1c, $348,000 for Proposal 1d, $287,000 for Proposal 1e and $70,000 for Proposal 1f and Proposal 2, other than any portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to its respective Reorganization. Portfolio transaction costs relating to the realignment of a Target Fund’s portfolio with that of its corresponding Acquiring Fund, if any, prior to or after its respective Reorganization are estimated to be minimal. SFIMC or its affiliates will reimburse the Target Funds for expenses related to the Reorganizations simultaneously with the accrual of such expense on a Target Fund’s financial statements. The simultaneous timing of the expense accrual and the reimbursement accrual will prevent Target Fund shareholders from bearing these costs prior to reimbursement.

Undistributed Net Investment Income and Undistributed Realized Gain: If the Reorganizations are approved by shareholders, then substantially all of the undistributed net investment income and accumulated capital gains, if any, of each Target Fund is expected to be declared to such Target Fund’s shareholders prior to the Closing Date (as defined in Appendix II of the Combined Prospectus/Proxy Statement). As of December 31, 2017, the amount of undistributed net investment income and realized gains for each Target Fund was as follows:

Undistributed Net Income
Bond Fund	BlackRock Total Return V.I. Fund
$—	$—

International Equity Index Fund	BlackRock International Index V.I. Fund
$466,135	$—

Large Cap Equity Index Fund	BlackRock S&P 500 Index V.I. Fund
$13,399,495	$—

Money Market Fund	BlackRock Government Money Market V.I. Fund
$—	$—

Small Cap Equity Index Fund	BlackRock Small Cap Index V.I. Fund
$181,651	$—

Stock and Bond Balanced Fund	BlackRock iShares® Dynamic Allocation V.I. Fund
$2,510,025	$—

Undistributed Realized Gains
Bond Fund	BlackRock Total Return V.I. Fund
$28,449,514	$—

International Equity Index Fund	BlackRock International Index V.I. Fund
$52,873,448	$—

Large Cap Equity Index Fund	BlackRock S&P 500 Index V.I. Fund
$60,560,074	$1,822,492

Money Market Fund	BlackRock Government Money Market V.I. Fund
$—	$147

Small Cap Equity Index Fund	BlackRock Small Cap Index V.I. Fund
$26,157,798	$—

Stock and Bond Balanced Fund	BlackRock iShares® Dynamic Allocation V.I. Fund
$30,393,441	$—

Capital Loss Carryforwards
Bond Fund	BlackRock Total Return V.I. Fund
$—	$2,473,996

International Equity Index Fund	BlackRock International Index V.I. Fund
$—	$—

Large Cap Equity Index Fund	BlackRock S&P 500 Index V.I. Fund
$—	$—

Money Market Fund	BlackRock Government Money Market V.I. Fund
$—	$—

Small Cap Equity Index Fund	BlackRock Small Cap Index V.I. Fund
$—	$—

Stock and Bond Balanced Fund	BlackRock iShares® Dynamic Allocation V.I. Fund
$—	$458,729

Appendix I

BlackRock Variable Series Funds II, Inc. (the “Company”) is an open-end management investment company. BlackRock Total Return V.I. Fund (the “Fund”) is a series of the Company. Three separate classes of common stock (“Common Stock”), Class I Common Stock, Class II Common Stock and Class III Common Stock, may be issued, as applicable, for the Fund.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “Commission” or the “SEC”), Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

PART I: INFORMATION ABOUT THE FUND

Part I of this Statement of Additional Information (“SAI”) sets forth information about the Fund. It includes information about the Company’s Board of Directors (the “Board” or the “Board of Directors”), the management services provided to and the management fees paid by the Fund and information about other fees applicable to and services provided to the Fund. This SAI should be read in conjunction with the Fund’s Prospectus and those portions of Part II of this SAI that pertain to the Fund.

The Company has not commenced operations as of the date of this SAI. It is anticipated that on or about September 17, 2018, BlackRock Total Return V.I. Fund will acquire all of the assets, subject to the liabilities, of BlackRock Total Return V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (the “Predecessor Corporation” and its series, the “Predecessor Fund”) through a tax-free reorganization (the “Shell Reorganization”). As a result of the Shell Reorganization, the Fund will adopt the performance and financial history of the Predecessor Fund. The Shell Reorganization will result in the Predecessor Fund effectively becoming a series of the Company. The Shell Reorganization is being consummated in connection with a potential reconfiguration of the existing fund complex overseen by the board of directors/trustees of the BlackRock-advised funds. The Fund will have the same investment objective, strategies and policies, portfolio management team, service providers and contractual arrangements, including the same contractual fees and expenses, as those of the Predecessor Fund. As a result, certain financial history of the Predecessor Fund is included in this SAI.

Shares of the Fund are sold to separate accounts (“Separate Accounts”) of insurance companies (“Insurance Companies”) to fund certain variable life insurance and/or variable annuity contracts (together, “Contracts”) issued by such companies. Certain Insurance Companies may be affiliates of BlackRock Advisors, LLC (“BlackRock” or the “Manager”). The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract owner, which are set forth in the Contract. A Contract owner has no interest in the shares of the Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between increases or decreases in the net asset value of shares of the Fund, and any distributions on such shares, and the benefits provided under a Contract. The prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the Separate Accounts made by the Insurance Companies with respect to the Contracts. Since shares of the Fund will be sold only to the Insurance Companies for the Separate Accounts, the terms “shareholder” and “shareholders” refer to the Insurance Companies.

I. Investment Objective and Policies

The investment objective of the Fund is included in its Prospectus.

Set forth below is a listing of some of the types of investments and investment strategies that the Fund may use, and the risks and considerations associated with those investments and investment strategies. Please see Part II of this SAI for further information on these investments and investment strategies. Information contained in Part II about the risks and considerations associated with investments and/or investment strategies applies only to the extent the Fund makes each type of investment or uses each investment strategy. Information that does not apply to the Fund does not form a part of the Fund’s SAI and should not be relied on by investors in the Fund.

Only information that is clearly identified as applicable to the Fund is considered to form a part of the Fund’s SAI.

BlackRock Total Return V.I. Fund
144A Securities	X
Asset-Backed Securities	X
Asset-Based Securities	X
Precious Metal-Related Securities	X
Bank Loans	X
Borrowing and Leverage	X
Cash Flows; Expenses	X
Cash Management	X
Collateralized Debt Obligations	X
Collateralized Bond Obligations	X
Collateralized Loan Obligations	X
Commercial Paper	X
Commodity-Linked Derivative Instruments and Hybrid Instruments	X
Qualifying Hybrid Instruments	X
Hybrid Instruments Without Principal Protection	X
Limitations on Leverage	X
Counterparty Risk	X
Convertible Securities	X
Cyber Security Issues	X
Debt Securities	X
Depositary Receipts (ADRs, EDRs and GDRs)	X
Derivatives	X
Hedging	X
Indexed and Inverse Securities	X
Swap Agreements	X
Interest Rate Swaps, Caps and Floors	X
Credit Default Swap Agreements and Similar Instruments	X
Contracts for Difference	X
Credit Linked Securities	X
Interest Rate Transactions and Swaptions	X
Total Return Swap Agreements	X
Types of Options	X
Options on Securities and Securities Indices	X
Call Options	X
Put Options	X
Options on Government National Mortgage Association (“GNMA”) Certificates	X
Risks Associated with Options	X

BlackRock Total Return V.I. Fund
Futures	X
Risks Associated with Futures	X
Foreign Exchange Transactions	X
Forward Foreign Exchange Transactions	X
Currency Futures	X
Currency Options	X
Currency Swaps	X
Limitations on Currency Transactions	X
Risk Factors in Hedging Foreign Currency	X
Risk Factors in Derivatives	X
Credit Risk	X
Currency Risk	X
Leverage Risk	X
Liquidity Risk	X
Correlation Risk	X
Index Risk	X
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives	X
Distressed Securities	X
Dollar Rolls	X
Equity Securities	X
Exchange Traded Notes (“ETNs”)	X
Foreign Investment Risks	X
Foreign Market Risk	X
Foreign Economy Risk	X
Currency Risk and Exchange Risk	X
Governmental Supervision and Regulation/Accounting Standards	X
Certain Risks of Holding Fund Assets Outside the United States	X
Publicly Available Information	X
Settlement Risk	X
Funding Agreements
Guarantees	X
Illiquid or Restricted Securities	X
Inflation-Indexed Bonds	X
Inflation Risk	X
Information Concerning the Indexes
S&P 500 Index
Russell Indexes
MSCI Indexes
FTSE Indexes
Initial Public Offering (“IPO”) Risk
Interfund Lending Program	X
Borrowing, to the extent permitted by the Fund’s investment policies and restrictions	X
Lending, to the extent permitted by the Fund’s investment policies and restrictions
Investment Grade Debt Obligations	X
Investment in Emerging Markets	X
Brady Bonds	X

BlackRock Total Return V.I. Fund
Investment in Other Investment Companies	X
Exchange Traded Funds	X
Junk Bonds	X
Lease Obligations
Life Settlement Investments
Liquidity Management	X
Master Limited Partnerships	X
Merger Transaction Risk
Mezzanine Investments	X
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	X
Money Market Securities	X
Mortgage-Related Securities	X
Mortgage-Backed Securities	X
Collateralized Mortgage Obligations (“CMOs”)	X
Adjustable Rate Mortgage Securities	X
CMO Residuals	X
Stripped Mortgage-Backed Securities	X
Tiered Index Bonds	X
TBA Commitments	X
Municipal Investments	X
Risk Factors and Special Considerations Relating to Municipal Bonds	X
Description of Municipal Bonds	X
General Obligation Bonds	X
Revenue Bonds	X
Private Activity Bonds (“PABs”)	X
Moral Obligation Bonds	X
Municipal Notes	X
Municipal Commercial Paper	X
Municipal Lease Obligations	X
Tender Option Bonds	X
Yields	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X
Transactions in Financial Futures Contracts	X
Call Rights	X
Municipal Interest Rate Swap Transactions	X
Insured Municipal Bonds	X
Build America Bonds	X
Net Interest Margin (“NIM”) Securities
Participation Notes
Pay-in-kind Bonds	X
Portfolio Turnover Rates	X
Preferred Stock	X
Real Estate Related Securities	X
Real Estate Investment Trusts (“REITs”)	X
Repurchase Agreements and Purchase and Sale Contracts	X
Reverse Repurchase Agreements	X
Rights Offerings and Warrants to Purchase	X

BlackRock Total Return V.I. Fund
Risks of Investing in China	X
Securities Lending	X
Securities of Smaller or Emerging Growth Companies	X
Short Sales	X
Sovereign Debt	X
Standby Commitment Agreements	X
Stripped Securities	X
Structured Notes	X
Supranational Entities	X
Tax-Exempt Derivatives
Tax-Exempt Preferred Shares
Taxability Risk
Trust Preferred Securities	X
U.S. Government Obligations	X
U.S. Treasury Obligations	X
Utility Industries	X
When-Issued Securities, Delayed Delivery Securities and Forward Commitments	X
Yields and Ratings	X
Zero Coupon Securities	X

Insurance Law Restrictions. In order for shares of the Fund to remain eligible investments for the Separate Accounts, it may be necessary, from time to time, for the Fund to limit its investments in certain types of securities in accordance with the insurance laws or regulations of the various states in which the Contracts are sold. New York insurance law requires that investments of the Fund be made with the degree of care of an “ordinarily prudent person.” The Manager believes that compliance with this standard will not have any negative impact on the performance of the Fund.

Other Considerations. The Manager will use its best efforts to assure that the Fund complies with certain investment limitations of the Internal Revenue Service (“IRS”) to assure favorable income tax treatment for the Contracts. It is not expected that such investment limitations will materially affect the ability of the Fund to achieve its investment objective.

Regulation Regarding Derivatives. The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments.

Due to BlackRock Total Return V.I. Fund’s potential use of CFTC Derivatives above the prescribed levels, however, BlackRock Total Return V.I. Fund will be considered a “commodity pool” under the CEA. Accordingly, BlackRock, the adviser of BlackRock Total Return V.I. Fund, has registered as a “commodity pool operator” and is subject to CFTC regulation in respect of the Fund.

II. Investment Restrictions

The Company has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the assets of the Fund and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares of the Fund). The investment objective of the Fund is fundamental, and as such may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund.

Under the Fund’s fundamental investment restrictions, the Fund (unless noted otherwise below) may not:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the Fund’s non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval, the Fund (unless noted otherwise below) may not:

a.	Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

b.

Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Except with respect to restriction 7, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

The Fund is classified as diversified under the Investment Company Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

III. Information on Directors and Officers

The Board of Directors of the Company consists of eleven individuals (each a “Director”), nine of whom are not “interested persons” of the Company as defined in the Investment Company Act (the “Independent Directors”). The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Company is included in the BlackRock Fund Complex referred to as the Equity-Bond Complex. The Directors also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Bond Complex.

The Board of Directors has overall responsibility for the oversight of the Company and the Fund. The Chair of the Board is an Independent Director, and the Chair of each Board committee (each, a “Committee”) is an Independent Director. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The Chair of the Board’s role is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Directors meet regularly outside the presence of Fund management, in executive session or with other service providers to the Fund. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged the Manager to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of the Fund and associated risk in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Company’s charter, and the Fund’s investment objectives and strategies. The Board reviews, on an ongoing basis, the Fund’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of the Fund.

Day-to-day risk management with respect to the Fund is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Fund, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Company’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Henry R. Keizer (Chair), Bruce R. Bond and Robert M. Hernandez, all of whom are Independent Directors. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of the Company’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications, independence and performance of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each audit and discuss the Fund’s audited financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of the Fund and the internal controls of the Fund and certain service providers; (5) oversee the performance of (a) the Fund’s internal audit function provided by its investment adviser and (b) the Independent Registered Public Accounting Firm; (6) oversee policies, procedures and controls regarding valuation of the Fund’s investments and its classification as liquid or illiquid; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to the Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2017, the Audit Committee of the Predecessor Corporation met four times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Bruce R. Bond (Chair), Robert M. Hernandez and Henry R. Keizer, all of whom are Independent Directors. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Directors of the Company and recommend Independent Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Director compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Directors; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the

Governance Committee. The Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2017, the Governance Committee of the Predecessor Corporation met four times.

The members of the Compliance Committee are, Lena G. Goldberg (Chair), James H. Bodurtha and the Honorable Stuart E. Eizenstat, all of whom are Independent Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Company, the fund-related activities of BlackRock and any sub-adviser and the Company’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Company and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the Company’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Company’s Chief Compliance Officer (the “CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2017, the Compliance Committee of the Predecessor Corporation met four times.

The members of the Performance Oversight Committee (the “Performance Committee”) are Donald C. Opatrny (Chair), Henry Gabbay and John F. O’Brien, all of whom are Independent Directors, and Robert Fairbairn, who is an interested Director. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices; (2) recommend to the Board specific investment tools and techniques employed by BlackRock; (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes; (4) review the Fund’s investment performance relative to agreed-upon performance objectives; (5) review information on unusual or exceptional investment matters; and (6) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Committee. The Board has adopted a written charter for the Performance Committee. During the fiscal year ended December 31, 2017, the Performance Committee of the Predecessor Corporation met four times.

The members of the Executive Committee are Bruce R. Bond, Lena G. Goldberg, Robert M. Hernandez, Henry R. Keizer and Donald C. Opatrny, all of whom are Independent Directors, and Robert Fairbairn, who serves as an interested Director. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended December 31, 2017, the Executive Committee of the Predecessor Corporation did not meet.

The Independent Directors have adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Director candidates (the “Statement of Policy”). The Board believes that each Independent Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Company and protecting the interests of shareholders. Among the attributes common to all Independent Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, sub-advisers, other service providers, counsel and the Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Directors.

Each Director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Company and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and Committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Directors that support the conclusion that each board member should serve (or continue to serve) on the Board.

Director	Experience, Qualifications and Skills
Independent Directors
James H. Bodurtha	James H. Bodurtha has served for more than 25 years on the boards of registered investment companies, most recently as a member of the Board of the Equity-Bond Complex and its predecessor funds, including as Chairman of the Board of certain of the legacy-Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Prior thereto, Mr. Bodurtha was counsel to and a member of the Board of a smaller bank-sponsored mutual funds group. In addition, Mr. Bodurtha is a member of, and previously served as Chairman of, the Independent Directors Council and served for 11 years as an independent director on the Board of Governors of the Investment Company Institute. He also has more than 30 years of executive management and business experience through his work as a consultant and as the chairman of the board of a privately-held company. In addition, Mr. Bodurtha has more than 20 years of legal experience as a corporate attorney and partner in a law firm, where his practice included counseling registered investment companies and their boards.

Bruce R. Bond	Bruce R. Bond has served for approximately 20 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-BlackRock funds and the State Street Research Mutual Funds. He also has executive management and business experience, having served as president and chief executive officer of several communications networking companies. Mr. Bond also has corporate governance experience from his service as a director of a computer equipment company. Mr. Bond has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable SEC rules.

Director	Experience, Qualifications and Skills

The Honorable Stuart E. Eizenstat	The Honorable Stuart E. Eizenstat has served for approximately 16 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-BlackRock funds. He served as U.S. Ambassador to the European Union Under Secretary of Commerce for International Trade, Under Secretary of State for Economic, Business & Agricultural Affairs, and Deputy Secretary of the U.S. Treasury during the Clinton Administration. He was Director of the White House Domestic Policy Staff and Chief Domestic Policy Adviser to President Carter. In addition, Mr. Eizenstat is a practicing attorney and Head of the International Practice at a major international law firm. Mr. Eizenstat has business and executive management experience and corporate governance experience through his service on the advisory boards and corporate boards of publicly-held consumer, energy, environmental delivery, metallurgical and telecommunications companies.

Henry Gabbay	Henry Gabbay’s many years of experience in finance provide the Board with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a Consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Fund with greater insight into the analysis and evaluation of both its existing investment portfolios and potential future investments as well as enhanced oversight of their investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the BlackRock Fund Complex, as well as his former positions on the boards of directors/trustees of the funds in the Equity-Liquidity Complex and Closed-End Complex, provide the Board with direct knowledge of the operations of the BlackRock-advised Funds and their investment adviser. Mr. Gabbay’s previous service on and long-standing relationship with the Board also provide him with a specific understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds.

Lena G. Goldberg	Lena G. Goldberg has more than 20 years of business and oversight experience, most recently through her service as a senior lecturer at Harvard Business School. Prior thereto, she held legal and management positions at FMR LLC/Fidelity Investments as well as positions on the boards of various Fidelity subsidiaries over a 12-year period. She has additional corporate governance experience as a member of board and advisory committees for privately held corporations and non-profit organizations. Ms. Goldberg also has more than 17 years of legal experience as an attorney in private practice, including as a partner in a law firm.

Robert M. Hernandez	Robert M. Hernandez has served for approximately 23 years on the board of registered investment companies, having served as Chair of the Board of the Equity-Bond Complex and as Vice Chairman and Chairman of the Audit and Nominating/Governance Committees of its predecessor funds, including certain legacy-BlackRock funds. Mr. Hernandez has business and executive experience through his service as group president, chief financial officer, Chairman and vice chairman, among other positions, of publicly-held energy, steel, and metal companies. He has served as a director of other public companies in various industries throughout his career. He also has broad corporate governance experience, having served as a board member of publicly-held energy, insurance, chemicals, metals and electronics companies. Mr. Hernandez has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable SEC rules.

Director	Experience, Qualifications and Skills

Henry R. Keizer	Henry R. Keizer has executive, financial, operational, strategic and global expertise from his 35 year career at KPMG, a global professional services organization. He has extensive experience with issues facing complex, global companies and expertise in financial reporting, accounting, auditing, risk management, and regulatory affairs for such companies. Mr. Keizer’s experience also includes service as a director and audit committee chair to both publicly and privately held organizations across numerous industries including professional services, property and casualty reinsurance, insurance, diversified financial services, banking, direct to consumer, business to business and technology. Mr. Keizer is a certified public accountant and also served on the board of the American Institute of Certified Public Accountants. Mr. Keizer has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable SEC rules.

John F. O’Brien	John F. O’Brien has served for approximately 12 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. He also has investment management experience, having served as the president, director, and chairman of the board of an investment management firm and a life insurance company. Mr. O’Brien also has broad corporate governance and audit committee experience, having served as a board member and audit committee member of publicly-held financial, medical, energy, chemical, retail, life insurance and auto parts manufacturing companies, and as a director of a not-for-profit organization.

Donald C. Opatrny	Donald C. Opatrny has more than 39 years of business, oversight and executive experience, including through his service as president, director and investment committee chair for academic and not-for-profit organizations, and his experience as a partner, managing director and advisory director at Goldman Sachs for 32 years. He also has investment management experience as a board member of Athena Capital Advisors LLC.

Interested Directors
Robert Fairbairn	Robert Fairbairn has more than 20 years of experience with BlackRock, Inc. and over 28 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Senior Managing Director of BlackRock, Inc. with oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group, Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® business, Head of BlackRock’s Global Client Group and Chairman of BlackRock’s international businesses. Mr. Fairbairn also serves as a board member for the funds in the Equity-Liquidity Complex and the Closed-End Complex.

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the Equity-Liquidity Complex and the Closed-End Complex.

Biographical Information

Certain biographical and other information relating to the Directors is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Directors

Robert M. Hernandez 1944	Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	30 RICs consisting of 102 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

James H. Bodurtha 1944	Director (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	30 RICs consisting of 102 Portfolios	None

Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 102 Portfolios	None

Honorable Stuart E. Eizenstat 1943	Director (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	30 RICs consisting of 102 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)

Henry Gabbay 1947	Director (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006; Board Member, Equity-Liquidity Complex and Closed-End Complex from 2007 through 2014.	30 RICs consisting of 102 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior legal roles including Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 102 Portfolios	None

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms), from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 102 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

John F. O’Brien 1943	Director (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	30 RICs consisting of 102 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	30 RICs consisting of 102 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[4]

Robert Fairbairn 1965	Director (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; Oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None

John M. Perlowski 1964	Director (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None

[1]	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]

Prior to the closing of the Shell Reorganization, each Director served as director of the Predecessor Corporation. Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Company’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005.

[4]

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

Certain biographical and other information relating to the officers of the Company who are not Directors is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.

Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

[1]	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]	Officers of the Company serve at the pleasure of the Board.

[3]	Prior to the closing of the Shell Reorganization, each Officer served in such capacity for the Predecessor Corporation.

Share Ownership

As of the date of this SAI, the Fund did not have any shares outstanding.

Information relating to each Director’s share ownership in the Predecessor Corporation and in all BlackRock-advised Funds that are overseen by the respective Director as of December 31, 2017 is set forth in the chart below:

Name of Director	Aggregate Dollar Range of Equity Securities in the Predecessor Corporation	Aggregate Dollar Range of Equity Securities in BlackRock-Advised Funds
Interested Directors:
Robert Fairbairn	None	Over $	100,000
John M. Perlowski	None	Over $	100,000
Independent Directors:
James H. Bodurtha	None	Over $	100,000
Bruce R. Bond	None	Over $	100,000
Honorable Stuart E. Eizenstat	None	Over $	100,000
Henry Gabbay	None	Over $	100,000
Lena G. Goldberg	None	Over $	100,000
Robert M. Hernandez	None	Over $	100,000
Henry R. Keizer	None	Over $	100,000
John F. O’Brien	None	Over $	100,000
Donald C. Opatrny	None	Over $	100,000

As of July 16, 2018, the Directors and officers of the Company as a group owned an aggregate of less than 1% of any class of the outstanding shares of the Predecessor Fund. As of December 31, 2017, none of the Independent Directors of the Company or their immediate family members owned beneficially or of record any securities of the Fund’s investment adviser, sub-advisers, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.

Compensation of Directors

Each Director who is an Independent Director is paid as compensation an annual retainer of $200,000 per year for his or her services as a Board member of the BlackRock-advised Funds, including the Fund, and a $25,000 Board meeting fee to be paid for each Board meeting up to five in-person Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Chair of the Board may, in consultation with the Chair of the Governance Committee, determine that the Independent Directors be paid a fee of $5,000 per meeting for certain telephonic Board meetings. In addition, the Chair of the Board is paid as compensation an additional annual retainer of $115,000 per year. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid as compensation an additional annual retainer of $35,000, respectively.

The following table sets forth the compensation paid to the Directors by the Predecessor Corporation, on behalf of the Predecessor Fund, for the fiscal year ending December 31, 2017, and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2017.

Name[1]	Aggregate Compensation from the Predecessor Corporation	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and Other BlackRock- Advised Funds
Interested Directors:[2]
Robert Fairbairn	None	None	None
John M. Perlowski	None	None	None

Name[1]	Aggregate Compensation from the Predecessor Corporation	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and Other BlackRock- Advised Funds
Independent Directors:
James H. Bodurtha[3]	$2,148	None	$380,000
Bruce R. Bond[4]	$2,148	None	$380,000
Donald W. Burton[5]	$2,084	None	$345,000
Honorable Stuart E. Eizenstat	$2,084	None	$345,000
Henry Gabbay	$2,084	None	$345,000
Lena G. Goldberg[6]	$1,923	None	$331,667
Robert M. Hernandez[7]	$2,294	None	$460,000
Henry R. Keizer[8]	$2,142	None	$376,986
John F. O’Brien	$2,084	None	$345,000
Donald C. Opatrny[9]	$2,148	None	$380,000
Roberta Cooper Ramo[10]	$2,084	None	$345,000
David H. Walsh[11]	$29	None	$17,222
Fred G. Weiss[12]	$29	None	$17,222

[1]	For the number of BlackRock-advised Funds from which each Director receives compensation see the Biographical Information Chart beginning on page I-14

[2]	Messrs. Fairbairn and Perlowski receive no compensation from the BlackRock-advised Funds for their service as Trustees/Directors.

[3]	Chair of the Compliance Committee of the Predecessor Corporation through December 31, 2017.

[4]	Chair of the Governance Committee of the Predecessor Corporation effective January 1, 2017.

[5]	Mr. Burton resigned as a Director of the Predecessor Corporation effective December 31, 2017.

[6]	Chair of the Compliance Committee of the Predecessor Corporation effective January 1, 2018.

[7]	Chair of the Board of Directors of the Predecessor Corporation.

[8]	Chair of the Audit Committee of the Predecessor Corporation effective February 1, 2017.

[9]	Chair of the Performance Committee of the Predecessor Corporation effective January 1, 2017.

[10]	Ms. Ramo retired as a Director of the Predecessor Corporation effective December 31, 2017.

[11]	Mr. Walsh retired as a Director of the Predecessor Corporation effective January 31, 2017.

[12]

Mr. Weiss retired as a Director of the Predecessor Corporation effective January 31, 2017. Mr. Weiss served as Vice Chair of the Board of Directors and Chair of the Audit Committee of the Predecessor Corporation through January 31, 2017.

IV. Management and Advisory Arrangements

The Company has entered into investment management agreements relating to the Fund with BlackRock Advisors, LLC (the “Management Agreement”), an indirect, wholly owned subsidiary of BlackRock, Inc. The principal business address of the Manager is 100 Bellevue Parkway, Wilmington, Delaware 19809.

Management Fee. As compensation for its services to the Company and the Fund, the Manager receives a fee at the end of each month from the Company at the following annual rates with respect to the Fund:

BlackRock Total Return V.I. Fund

Portion of aggregate average daily value of net assets of the Fund and BlackRock High Yield V.I. Fund, a series of the Company:

	Rate of Management Fee
	BlackRock High Yield V.I. Fund	BlackRock Total Return V.I. Fund
Not exceeding $250 million	0.55%	0.50%
In excess of $250 million but not more than $500 million	0.50%	0.45%
In excess of $500 million but not more than $750 million	0.45%	0.40%
In excess of $750 million	0.40%	0.35%

These fee rates for the Fund and High Yield V.I. Fund are applied to the average daily net assets of each Fund, with the reduced rates shown below applicable to portions of the assets of each Fund to the extent that the aggregate average daily net assets of the combined Funds exceed $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

As explained in the “Information About the Fund” section of this SAI, the Fund is expected to be the successor to the Predecessor Fund as a result of the Shell Reorganization. The Predecessor Corporation, on behalf of the Predecessor Fund, entered into a management agreement with the Manager (the “Predecessor Management Agreement”), the terms of which are substantially identical to those of the Management Agreement. Under the Predecessor Management Agreement, the Manager was entitled to an annual management fee at the same rates as set out above for the Management Agreement.

The Manager has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown below and in the case of contractual caps, in the Fund’s fees and expenses table in the Fund Overview section of the Fund’s Prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, the Manager has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to Class I shares of the Fund, the Manager has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average net assets.

The contractual agreement is in effect through April 30, 2020. The contractual agreement may be terminated, with respect to the Fund, upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to Class III shares of the Fund, the Manager has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses, and excluding Distribution Fees) to 1.50% of average daily net assets. The contractual agreement is in effect through April 30, 2020. The contractual agreement may be terminated, with respect to the Fund, upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

The Management Agreement relating to the Fund, unless earlier terminated as described below, will continue in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Board of Directors of the Company or by a majority of the outstanding shares of the Fund, and (b) by a majority of the directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act of 1940) of any such party. The Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of the Fund.

The Manager agreed to the same fee waivers and expense caps described in this section with respect to the Predecessor Fund.

As the Fund has not commenced operations as of the date of this SAI, the information in the table below is that of the Predecessor Fund.

The following tables show the investment advisory fees paid to the Manager and the amounts waived and/or reimbursed by the Manager with respect to the Predecessor Fund for the periods indicated:

	Fees Paid to the Manager For the Year Ended December 31,			Fees Waived by the Manager For the Year Ended December 31,[1]			Fees Reimbursed by the Manager For the Year Ended December, 31
	2017	2016	2015	2017	2016	2015	2017	2016	2015
Total Return V.I. Fund	$1,692,511	$1,340,631	$800,957	$3,471	$11,987	$7,251	$535,927	$418,783	$257,799

[1]

In addition to the waiver arrangements described above, BlackRock may voluntarily waive a portion of the Predecessor Fund’s management fee in connection with the Predecessor Fund’s investment in an affiliated money market fund.

Payment of Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Company connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Company who are affiliated persons of BlackRock, Inc. or any of its affiliates. The Fund pays all other expenses incurred in its operation, including a portion of the Company’s general administrative expenses allocated on the basis of the Fund’s asset size. Expenses that will be borne directly by the Fund include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal, state or foreign laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian and transfer agent and other expenses attributable to the Fund. Expenses which will be allocated on the basis of size of the Fund include directors’ fees, legal expenses, state franchise taxes, auditing services, costs of preparing, printing and mailing proxies, Commission fees, accounting costs and other expenses properly payable by the Company and allocable on the basis of size of the Fund. Certain accounting services are provided for the Company by the Manager and the Company reimburses the Manager in connection with such services. Depending upon the nature of the lawsuit, litigation costs may be directly applicable to the Fund or allocated on the basis of the size of the Fund. The Board of Directors has determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided to the Company by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) pursuant to an agreement between BNY Mellon and the Company. The Company pays a fee for these services.

Credit Agreement. It is expected that the Company, on behalf of the Fund, will become a party to a 364-day, $2.25 billion credit agreement, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), with a group of lenders, which facility terminates on April 18, 2019 unless otherwise extended or renewed (the “Credit Agreement”). Excluding commitments designated for certain funds, other Participating Funds, including the Fund upon the Company becoming a party to the Credit Agreement, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The Fund may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful purposes. The Fund may not borrow under the Credit Agreement for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and SAI, subject to various other legal, regulatory or contractual limits. Borrowing results in interest expense and other fees and expenses for the Fund which may impact the Fund’s net expenses. The costs of borrowing may reduce the Fund’s returns. The Fund is charged its pro rata share of upfront fees and commitment fees on the aggregate commitment amount based on its net assets. If the Fund borrows pursuant to the Credit Agreement, the Fund is charged interest at a variable rate.

Portfolio Manager Information

The Fund is managed by the portfolio managers or management teams set forth in the Prospectus.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Predecessor Fund managed by the portfolio managers as of May 31, 2018.

Total Return V.I. Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rick Rieder	12	14	1	0	0	0
	$60.13 Billion	$17.41 Billion	$394.4 Million	$0	$0	$0
Bob Miller	14	11	1	0	0	0
	$60.67 Billion	$17.36 Billion	$802.3 Million	$0	$0	$0
David Rogal	11	8	7	0	0	0
	$61.87 Billion	$14.91 Billion	$802.3 Million	$0	$0	$0

Fund Ownership

The following table sets forth the dollar range of equity securities of the Predecessor Fund beneficially owned by each portfolio manager as of May 31, 2018.

Total Return V.I. Fund

Portfolio Manager	Dollar Range of Equity Securities of the Predecessor Fund Owned
Rick Rieder	None
Bob Miller	None
David Rogal	None

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of May 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Rick Rieder David Rogal Bob Miller	Total Return V.I.	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of the Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other compensation benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. The portfolio managers of the Fund are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which a portfolio manager has have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.

Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the fund. It should also be noted that Messrs. Miller, Rieder and Rogal may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. The portfolio managers of the Fund may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Transfer Agency and Shareholders’ Administrative Services

BNY Mellon, which has its principal place of business at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursement agent for the Fund.

Accounting Services

The Company has entered into an agreement with JPMorgan Chase Bank, N.A. (“JPM”) pursuant to which JPM provides certain accounting services to the Fund. The Manager provides certain accounting services to the Fund and the Fund reimburses the Manager for such services. Previously, JPM and BNY Mellon provided certain accounting services to the Predecessor Fund.

The table below shows the amount paid by the Predecessor Corporation, with respect to the Predecessor Fund to JPM or BNY Mellon, as applicable, and the Manager for accounting services for the periods indicated:

	Fees Paid to JPM or BNY Mellon For the Year Ended December 31,			Fees Paid to the Manager For the Year Ended December 31,
	2017	2016	2015	2017	2016	2015
Total Return V.I. Fund	$81,140	$63,290	$38,353	$3,548	$3,262	$1,701

V. Information on Distribution Related Expenses

Distribution Arrangements. As explained in the “Information About the Fund” section of this SAI, the Fund is expected to be the successor to the Predecessor Fund as a result of the Shell Reorganization. The Predecessor Corporation, on behalf of the Predecessor Fund, entered into a distribution agreement with BRIL (the “Predecessor Distribution Agreement”), the terms of which are substantially identical to those of the Distribution Agreement (defined below). The information shown in the table above is that of the Predecessor Corporation. The Company has entered into a distribution agreement (the “Distribution Agreement”) with BRIL with respect to the sale of the Fund’s shares to the Distributor for resale to Insurance Companies’ accounts. Such shares will be sold at their respective net asset values and therefore will involve no sales charge. BRIL is an affiliate of the Manager.

The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

The Manager, the Distributor and their affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, the Manager, the Distributor or their affiliates may compensate affiliated and unaffiliated insurance companies or their broker-dealer affiliates for the sale and distribution of shares of the Fund or for services to the Fund and its contract holders. These payments would be in addition to the Fund payments described in this SAI for distribution. These payments may be made to insurance companies or their broker-dealer affiliates to pay for marketing support activities, training sales personnel regarding the Fund, compensating financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable annuity and variable life insurance contracts investing in Fund shares, and compensating sales personnel in connection with the allocation of cash values and premium of variable annuity and variable life insurance contracts to investments in Fund shares. The payments made by the Manager, the Distributor and their affiliates are based on a percentage of the value of shares sold to, or held by, customers of the insurance company involved, and may be different for different insurance companies. The payments described above are made from the Manager’s, the Distributor’s or their affiliates’ own assets pursuant to agreements with insurance companies or their broker-dealer affiliates and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BRIL or BlackRock, to insurance companies or their broker-dealer affiliates in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority (“FINRA”) regulations, the details of certain of these payments, including the insurance companies or their broker-dealer affiliates receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed.

As of the date of this SAI, as amended or supplemented from time to time, the following insurance companies (or broker-dealer affiliates thereof) are receiving such payments; AXA Equitable Life Insurance Company, Forethought Life Insurance Co., Global Atlantic Distributors, LLC, Lincoln Financial Distributors, Inc., Massachusetts Mutual Life Insurance Company, Nationwide Fund Distributors, LLC, New York Life Insurance and Annuity Corporation, Pacific Life & Annuity Company, Pacific Life Insurance Company, Prudential Annuities Distributors, Inc., RiverSource Distributors, Inc., Transamerica Advisors Life Insurance and Transamerica Advisors Life Insurance Company of New York. In lieu of payments pursuant to the foregoing, the Manager, the Distributor or their affiliates may make payments to insurance companies or their broker-dealer affiliates of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the above, and may also make similar payments to other insurance companies or their broker-dealer affiliates.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Furthermore, the Manager, the Distributor and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager, the Distributor and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

Insurance companies may charge their clients additional fees for account-related services. Insurance companies may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual insurance company. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Fund’s Prospectus and this SAI.

Pursuant to the Plan, the Fund may enter into service arrangements with insurance companies pursuant to which insurance companies or their broker-dealer affiliates will render certain support services to the insurance companies’ customers (“Customers”). Such services will be provided to Customers and are intended to supplement the services provided by the Fund’s Manager, administrator and/or Transfer Agent to the insurance company. In consideration for payment of a service fee on shares, insurance companies or their broker-dealer affiliates may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ sub-accounts; and (ii) assisting Customers in designating and changing account designations and addresses.

In addition to, rather than in lieu of, distribution fees that the Fund may pay to an insurance company or its broker-dealer affiliate pursuant to the Plan and fees the Fund pays to its Transfer Agent, if approved by the Board, the Fund may enter into non-Plan agreements with insurance companies or their broker-dealer affiliates pursuant to which the Fund will pay an insurance company or its broker-dealer affiliates for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are based on a percentage of the average daily net assets of Fund shares held indirectly by Customers of such insurance companies.

The aggregate amount of these payments may be substantial. From time to time, the Manager, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

VI. Computation of Offering Price Per Share

The offering price for the Fund’s shares is equal to the net asset value computed by dividing the value of the Fund’s net assets by the number of shares outstanding. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Pricing of Shares” in Part II of this SAI.

VII. Portfolio Transactions and Brokerage

See “Portfolio Transactions and Brokerage” in Part II of this SAI for more information.

Brokerage Commissions. As explained in the “Information About the Fund” section of this SAI, the Fund is expected to be the successor to the Predecessor Fund as a result of the Shell Reorganization. The information shown below with respect to brokerage commissions and portfolio transactions is that of the Predecessor Fund. Information about the brokerage commissions paid by the Predecessor Fund, including commissions paid to affiliates of the Manager, for the last three fiscal years is set forth in the following table:

	Aggregate Brokerage Commissions Paid For the Year Ended December 31,			Commissions Paid to Affiliates For the Year Ended December 31,
	2017	2016	2015	2017	2016	2015
Total Return V.I. Fund	$44,507	$19,361	$7,626	$0	$0	$0

[1]	The changes in brokerage commissions paid by the Predecessor Fund were due to variations in trading activity.

The following table shows the dollar amount of brokerage commissions paid to brokers by the Predecessor Fund for providing third-party research services and the approximate dollar amount of the transactions involved for the Predecessor Corporation’s fiscal year ended December 31, 2017. The provision of third-party research services was not necessarily a factor in the placement of all brokerage business with such brokers.

	Amount of Commissions Paid to Brokers For Providing 28(e) Eligible Services	Amount of Brokerage Transactions Involved
Total Return V.I. Fund	—	—

Securities Lending. The Fund conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as lending agent. To the extent that the Fund engages in securities lending, BIM, an affiliate of the Manager, acts as securities lending agent for the Fund, subject to the overall supervision of the Manager. BIM administers the lending program in accordance with guidelines approved by the Fund’s Board.

To the extent the Fund engages engage in securities lending retain a portion of securities lending income and remit a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by the Fund would be subject to any such liquidity fee or redemption gate imposed.

Pursuant to the current securities lending agreement (the “Securities Lending Agreement”): (i) if the Fund was to engage in securities lending, the Fund would retain 80% of securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Under the securities lending program, the Fund is categorized into specific asset classes. The determination of the Fund’s asset class category (fixed income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between the Company and BIM.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:

(i) If the Fund was to engage in securities lending, 85% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

As explained in the “Information About the Fund” section of this SAI, the Fund is expected to be the successor to the Predecessor Fund as a result of the Shell Reorganization. The Predecessor Corporation, on behalf of the Predecessor Fund, entered into a securities lending agreement with BIM (the “Predecessor Securities Lending Agreement”), the terms of which are substantially identical to those of the Securities Lending Agreement. The information shown below is that of the Predecessor Fund.

The Predecessor Fund had no income and fees/compensation related to its securities lending activities during its most recent fiscal year ended December 31, 2017.

As of December 31, 2017, the value of the Predecessor Fund’s holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act), if any portion of such holdings were purchased during the fiscal year ended December 31, 2017, is as follows:

Total Return V.I. Fund

Regular Broker/Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000s)
Bank of America Corp.	D	8,218
Barclays Capital, Inc.	D	572
BNP Paribas Securities Corp.	D	773
Citigroup Global Markets, Inc.	D	4,079
Credit Suisse Securities (USA), LLC	D	2,546
Deutsche Bank Securities, Inc.	D	1,009
Goldman Sachs & Co.	D	2,475
J.P. Morgan Securities LLC	D	6,301
Morgan Stanley	D	4,900
UBS Securities LLC	D	737

Portfolio Turnover. The Manager will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in the general market, or a change in economic or financial conditions. The Fund’s portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

High portfolio turnover may result in an increase in capital gain dividends and/or ordinary income dividends. See “Dividends and Taxes.” High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

VIII. Purchase of Shares

The Company continuously offers shares of Class I Common Stock of the Fund at prices equal to the per share net asset value of the Fund. BRIL, an affiliate of the Manager, acts as the Fund’s sole Distributor.

Net asset value is determined in the manner set forth under “Determination of Net Asset Value.”

The Company and the Distributor reserve the right to suspend the sale of shares of the Fund in response to conditions in the securities markets or otherwise. Any order may be rejected by the Company or the Distributor. Generally, only Separate Accounts of Insurance Companies may purchase Fund shares for the benefit of such Insurance Company’s owners who elect to have all or a portion of their premium contributions invested in shares of the Fund. Accordingly, each Separate Account that owns shares of the Fund maintains omnibus accounts with the Fund’s Transfer Agent for the benefit of the Insurance Company’s Contract owners, often resulting in considerable savings in administrative expenses for the Fund’s management.

IX. Dividends and Taxes

The Company intends to distribute substantially all of the net investment income, if any, of the Fund. For dividend purposes, net investment income of the Fund will consist of all payments of dividends or interest received by the Fund less the estimated expenses of the Fund (including fees payable to the Manager).

Dividends from net investment income of the Fund are declared and reinvested at least annually in additional full and fractional shares of the Fund.

All net realized long-term or short-term capital gains of the Company, if any, are declared and distributed annually after the close of the Company’s fiscal year to the shareholders of the Fund.

Under the Internal Revenue Code of 1986, as amended, (the “Code”), the Fund will be treated as a separate corporation for Federal income tax purposes and, thus, the Fund is required to satisfy the qualification requirements under the Code for treatment as a regulated investment company. There will be no offsetting of capital gains and losses among the funds of the Company. The Fund intends to continue to qualify as a regulated investment company under certain provisions of the Code. Under such provisions, the Fund will not be subject to Federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. The Fund intends to comply with the above-described requirements.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

In addition, the Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, the Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

The Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the Fund were to sell its shares to other categories of shareholders, the

Fund may fail to comply with applicable Treasury requirements regarding investor control. If the Fund should fail to comply with the investor control requirements, the Contract holders would be treated as the owners of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the Contract holders, and income and gain would remain subject to taxation as ordinary income thereafter.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. The Fund’s investments partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to its shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if the Fund should fail to qualify as a regulated investment company, the Fund would be considered as a single investment, which may result in Contracts invested in the Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

Dividends paid by the Company from its ordinary income and distributions of the Company’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of the Company’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company’s tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code reporting the amount and character of any distributions made during such year. Any benefits of such designation will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or in other regulated investment companies, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by the Insurance Companies. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, the

Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. Federal income tax deduction or as a foreign tax credit against their U.S. Federal income taxes. Not later than 60 days after any year for which it makes such an election, the Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount which will be available for the deduction or credit. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Any benefits of such reporting will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.

The Fund may invest up to 10% of its total assets in securities of closed-end investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the “interest charge”), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, the Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

The Treasury Department has authority to issue regulations concerning the recharacterization of principal and interest payments with respect to debt obligations issued in hyperinflationary currencies, which may include the currencies of certain countries in which the Fund intends to invest. No such regulations have been issued. The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action, and such change may apply retroactively.

X. Additional Information

Organization of the Company

The Company was incorporated under the laws of the State of Maryland on April 19, 2018. The Company and its series were organized for the purpose of acquiring the assets of corresponding series of BlackRock Variable Series Funds, Inc. in reorganizations that are anticipated to occur on or about September 17, 2018.

The authorized capital stock of the Company consists of 1,100,000,000 shares of Class I Common Stock, 300,000,000 shares of Class II Common Stock and 300,000,000 shares of Class III Common Stock, par value $0.0001 per share. The shares of Class I, Class II and Class III Common Stock are divided into three classes designated as BlackRock High Yield V.I. Fund Common Stock, BlackRock Total Return V.I. Fund Common Stock and BlackRock U.S. Government Bond V.I. Fund Common Stock, respectively. The Company may, from time to time, at the sole discretion of its Board of Directors and without the need to obtain the approval of its shareholders or of Contract owners, offer and sell shares of one or more of such classes.

As of the date of this registration statement, Class II Shares of the series are not offered.

All shares of Common Stock have equal voting rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. Pursuant to the Investment Company Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Company may not be binding on a class whose shareholders have not approved such matter. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any class are entitled to redeem their shares as set forth under “Redemption of Shares.” Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors of the Company if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors. The Company does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of the selection of independent accountants.

Counsel. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 serves as counsel to the Company.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, with offices located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Fund’s independent registered public accounting firm.

Custodians. JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179, is the Company’s custodian.

Reports. Each year the Company issues to the Insurance Companies a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements approved by the Board of Directors.

Inquiries. Inquiries by Insurance Companies that offer Fund shares may be addressed to the Company at the address or telephone number set forth on the cover page of this SAI.

Principal Shareholders. As of the date of this SAI, the Fund had no outstanding shares.

XI. Financial Statements

As the Fund has not commenced operations as of the date of this SAI, as a result of the proposed Shell Reorganization, the audited financial statements and notes thereto in the Predecessor Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2017 (the “2017 Annual Report”) are set out below. The financial statements included in the 2017 Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is also set out below. Additional copies of the 2017 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this SAI.

Statement of Assets and Liabilities

December 31, 2017

BlackRock Total Return V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $557,388,060)	$558,442,583
Investments at value — affiliated (cost — $1,809,877)	1,809,877
Cash	56,145
Cash pledged:
Futures contracts	750,050
Centrally cleared swaps	1,042,398
Foreign currency at value (cost — $1,391,796)	1,400,454
Receivables:
Investments sold	5,961,271
TBA sale commitments	73,392,818
Capital shares sold	428,398
Dividends — affiliated	3,309
Dividends — unaffiliated	8,095
Interest — unaffiliated	2,564,085
Swap premiums paid	28,589
Unrealized appreciation on:
Forward foreign currency exchange contracts	298,736
OTC swaps	143,058
Prepaid expenses	1,938
Other assets	18,765

Total assets	646,350,569

LIABILITIES
Borrowed bonds at value (proceeds $595,127)	640,326
Options written at value (premium received $564,438)	254,168
TBA sale commitments at value (proceeds $73,392,818)	73,333,478
Reverse repurchase agreements at value	37,438,577
Payables:
Investments purchased	112,715,931
Capital shares redeemed	29,200
Income dividends	691,614
Interest expense	202
Distribution fees	53,449
Variation margin on futures contracts	58,835
Variation margin on centrally cleared swaps	156,856
Investment advisory fees	147,036
Officer’s and Directors’ fees	4,771
Other affiliates	1,354
Other accrued expenses	460,567
Swap premiums received	133,721
Unrealized depreciation on:
Forward foreign currency exchange contracts	321,308
OTC swaps	119,858

Total liabilities	226,561,251

NET ASSETS	$419,789,318

NET ASSETS CONSIST OF
Paid-in capital	$421,542,020
Distributions in excess of net investment income	(437,435)
Accumulated net realized loss	(2,552,029)
Net unrealized appreciation (depreciation)	1,236,762

NET ASSETS	$419,789,318

NET ASSET VALUE
Class I — Based on net assets of $152,138,371 and 12,778,791 shares outstanding, 600 million shares authorized, $0.10 par value.	$11.91

Class III — Based on net assets of $267,650,947 and 22,749,980 shares outstanding, 100 million shares authorized, $0.10 par value.	$11.76

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2017

BlackRock Total Return V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$34,705
Dividends — unaffiliated	66,795
Interest — unaffiliated	11,993,200
Foreign taxes withheld	(4,343)

Total investment income	12,090,357

EXPENSES
Investment advisory	1,692,511
Transfer agent — class specific	669,826
Distribution — class specific	557,875
Pricing	250,773
Custodian	121,920
Printing	116,205
Accounting services	84,688
Professional	78,958
Directors and Officer	25,866
Transfer agent	4,997
Miscellaneous	10,004

Total expenses excluding interest expense	3,613,623
Interest expense	439,065

Total expenses	4,052,688
Less:
Fees waived and/or reimbursed by the Manager	(3,471)
Transfer agent fees reimbursed — class specific	(535,927)

Total expenses after fees waived and/or reimbursed	3,513,290

Net investment income	8,577,067

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated (net of $678 foreign capital gain tax)	(1,553,069)
Borrowed bonds	138,962
Capital gain distributions from investment companies — affiliated	10
Forward foreign currency exchange contracts	48,123
Foreign currency transactions	(173,247)
Futures contracts	1,501,085
Options written	330,765
Payment by affiliate	19,241
Swaps	(125,819)

186,051

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,396,789
Borrowed bonds	(89,354)
Forward foreign currency exchange contracts	(135,939)
Foreign currency translations	867
Futures contracts	110,198
Options written	279,479
Swaps	(196,516)

3,365,524

Net realized and unrealized gain	3,551,575

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,128,642

See notes to financial statements.

Statements of Changes in Net Assets

	BlackRock Total Return V.I. Fund
	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,577,067	$5,122,678
Net realized gain (loss)	186,051	(111,898)
Net change in unrealized appreciation (depreciation)	3,365,524	53,330

Net increase in net assets resulting from operations	12,128,642	5,064,110

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(3,931,362)	(3,223,271)
Class III	(4,976,227)	(2,293,347)

Decrease in net assets resulting from distributions to shareholders	(8,907,589)	(5,516,618)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	83,969,566	110,161,750

NET ASSETS
Total increase in net assets	87,190,619	109,709,242
Beginning of year	332,598,699	222,889,457

End of year	$419,789,318	$332,598,699

Undistributed (distributions in excess of) net investment income, end of year	$(437,435)	$34,849

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund
	Class I
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$11.79		$11.71	$11.93	$11.51	$12.01

Net investment income(a)	0.29		0.23	0.22	0.32	0.32
Net realized and unrealized gain (loss)	0.13		0.09	(0.19)	0.44	(0.45)

Net increase (decrease) from investment operations	0.42		0.32	0.03	0.76	(0.13)

Distributions:(b)
From net investment income	(0.30)		(0.24)	(0.25)	(0.34)	(0.37)

Net asset value, end of year	$11.91		$11.79	$11.71	$11.93	$11.51

Total Return:(c)
Based on net asset value	3.60	%(d)	2.76%	0.26%	6.66%	(1.14)%

Ratios to Average Net Assets:(e)
Total expenses	0.94%		0.82%	0.92%	0.88%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.74%		0.62%	0.74%	0.69%	0.67%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.62%		0.59%	0.69%	0.66%	0.65%

Net investment income	2.43%		1.92%	1.89%	2.68%	2.75%

Supplemental Data:
Net assets, end of year (000)	$152,138		$157,445	$154,046	$130,765	$135,943

Portfolio turnover rate(f)	627%		590%	900%	772%	724%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 3.51%.

(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	0.01%	0.01%	—	—

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	389%	396%	625%	560%	498%

See notes to financial statements.

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund
	Class III
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$11.65		$11.57	$11.79	$11.38	$11.86

Net investment income(a)	0.25		0.19	0.18	0.27	0.28
Net realized and unrealized gain (loss)	0.12		0.10	(0.19)	0.44	(0.42)

Net increase (decrease) from investment operations	0.37		0.29	(0.01)	0.71	(0.14)

Distributions:(b)
From net investment income	(0.26)		(0.21)	(0.21)	(0.30)	(0.34)

Net asset value, end of year	$11.76		$11.65	$11.57	$11.79	$11.38

Total Return:(c)
Based on net asset value	3.21	%(d)	2.46%	(0.08)%	6.28%	(1.30)%

Ratios to Average Net Assets:(e)
Total expenses	1.16%		1.01%	1.06%	1.11%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.06%		0.93%	1.04%	1.01%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.94%		0.89%	0.98%	0.98%	0.94%

Net investment income	2.15%		1.61%	1.54%	2.31%	2.45%

Supplemental Data:
Net assets, end of year (000)	$267,651		$175,153	$68,844	$7,300	$2,750

Portfolio turnover rate(f)	627%		590%	900%	772%	724%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	0.01%	0.01%	—	—

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	389%	396%	625%	560%	498%

See notes to financial statements.

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)  recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)  quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)  changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: A fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $35,306,881 and 0.829%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Borrowed Bond Agreements and Reverse Repurchase Agreements

Counterparty	Borrowed Bond Agreements(a)	Reverse Repurchase Agreements	Borrowed Bond at Value including Accrued Interest(b)	Exposure Due (to)/from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non- cash Collateral Pledged Including Accrued Interest(c)	Cash Collateral Pledged	Net Collateral (Received)/ Pledged(c)	Net Exposure Due (to)/from Counterparty(d)
Barclays Bank plc	$642,402	$—	$(642,737)	$(335)	$—	$—	$—	$—	$—	$(335)
Barclays Capital, Inc.	—	(2,397,800)	—	(2,397,800)	—	—	2,397,800	—	2,397,800	—
BNP Paribas SA	—	(16,778,610)	—	(16,778,610)	—	—	16,778,610	—	16,778,610	—
Deutsche Bank Securities, Inc.	—	(9,555,631)	—	(9,555,631)	—	—	9,555,631	—	9,555,631	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(8,706,536)	—	(8,706,536)	—	—	8,706,536	—	8,706,536	—

	$642,402	$(37,438,577)	$(642,737)	$(37,438,912)	$—	$—	$37,438,577	$—	$37,438,577	$(335)

(a)	Included in Investments at value-unaffiliated in the Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $202 which is included in interest expense payable in the Statement of Assets and Liabilities.
(c)

Net collateral with a value of $37,448,005 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the

Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value—unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation:

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

•

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock High Yield V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.50%
$250 Million — $500 Million	0.45
$500 Million — $750 Million	0.40
Greater than $750 Million	0.35

For the year ended December 31, 2017, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $766,491,695.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the

Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2017, the class specific distribution fees borne directly by Class III was $557,875.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$309,667	$360,159	$669,826

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $3,471.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

For the year ended December 31, 2017, the Fund reimbursed the Manager $3,548 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2018 unless approved by the Board, including a majority of Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$309,667	$226,260	$535,927

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: During the year ended December 31, 2017, the Fund received a reimbursement of $19,241 from an affiliate, which is included in payment by affiliate in the Statement of Operations, related to an operating error.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$27,944,882
Sales	25,851,242
Net Realized Gain	17,584

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$2,275,656,320	$2,074,344,197
U.S Government Securities	483,515,262	430,080,546

For the year ended December 31, 2017, purchases and sales related to mortgage dollar rolls were $952,490,704 and $952,394,168, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, the classification of investments, foreign currency transactions, the characterization of expenses, the expiration of capital loss carryforwards, net paydown losses and fees paid on trade settlements were reclassified to the following accounts:

Paid-in capital	$(23,090,333)
Distributions in excess of net investment income	(141,762)
Accumulated net realized loss	23,232,095

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$8,907,589	$5,516,618

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforward	(2,473,996)
Net unrealized gains(a)	721,294

Total	$(1,752,702)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain options, futures and foreign currency contracts, the accounting for swap agreements and the classification of investments.

As of December 31, 2017, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $2,473,996.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$559,287,459

Gross unrealized appreciation	$5,785,858
Gross unrealized depreciation	(4,666,038)

Net unrealized appreciation (depreciation)	1,119,820

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	738,932	$8,778,869	2,078,444	$25,204,731
Shares issued in reinvestment of distributions	330,876	3,939,184	267,271	3,203,436
Shares redeemed	(1,644,712)	(19,574,644)	(2,147,090)	(25,786,780)

Net increase (decrease)	(574,904)	$(6,856,591)	198,625	$2,621,387

Class III
Shares sold	7,912,809	$93,125,910	9,823,253	$116,352,187
Shares issued in reinvestment of distributions	409,818	4,824,507	178,754	2,121,457
Shares redeemed	(606,082)	(7,124,260)	(918,301)	(10,933,281)

Net increase	7,716,545	$90,826,157	9,083,706	$107,540,363

Total Net Increase	7,141,641	$83,969,566	9,282,331	$110,161,750

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Return V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

PART II

Throughout this Statement of Additional Information (“SAI”), each BlackRock-advised fund may be referred to as a “Fund” or collectively with others as the “Funds.” Certain Funds may also be referred to as “Municipal Funds” if they invest certain of their assets in municipal investments described below.

Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware statutory trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares of Common Stock are referred to as “shareholders,” the trustees or directors of each Fund are referred to as “Directors,” BlackRock Advisors, LLC, BlackRock Fund Advisors or their respective affiliates is the investment adviser or manager of each Fund and is referred to herein as the “Manager” or “BlackRock,” and the investment advisory agreement or management agreement applicable to each Fund is referred to as the “Management Agreement.” Each Fund’s Articles of Incorporation or Declaration of Trust, together with all amendments thereto, is referred to as its “charter.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”

Certain Funds are “feeder” funds (each, a “Feeder Fund”) that invest all or a portion of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company (each, a “Master LLC”), a mutual fund that has the same objective and strategies as the Feeder Fund. All investments are generally made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this SAI uses the term “Fund” to include both a Feeder Fund and its Master Portfolio.

In addition to containing information about the Funds, Part II of this SAI contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to a particular Fund.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of Part I of this SAI for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in Part I of this SAI as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

144A Securities. A Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of 144A securities. The Directors, however, will retain sufficient oversight and will ultimately be responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Asset-Backed Securities. Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments—net of expenses—made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-Based Securities. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Bank Loans. Certain Funds may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund’s manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Funds may enter into Participations and Assignments on a forward commitment or “when issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when issued securities, see “When Issued Securities, Delayed Delivery Securities and Forward Commitments” below.

A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Funds’ manager that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.

The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

In certain circumstances, Loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Fund, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.

Borrowing and Leverage. Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Certain Funds will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions.

Certain Funds may also borrow in order to make investments, to the extent disclosed in such Fund’s Prospectus. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Each Fund may at times borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

To the extent permitted by a Fund’s investment policies and restrictions and subject to the conditions of an exemptive order issued by the SEC, as described below under “Investment Risks and Considerations—Interfund Lending Program,” such Fund may borrow for temporary purposes through the Interfund Lending Program (as defined below).

Cash Flows; Expenses. The ability of each Fund to satisfy its investment objective depends to some extent on the Manager’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Manager will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Funds. Finally, since each Fund seeks to replicate the total return of its target index, the Manager generally will not attempt to judge the merits of any particular security as an investment.

Cash Management. Generally, the Manager will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Manager, a portion of a Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Manager; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager.

Collateralized Debt Obligations. Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Investments in a CLO organized outside of the United States may not be deemed to be foreign securities if the CLO is collateralized by a pool of loans, a substantial portion of which are U.S. loans. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Commercial Paper. Certain Funds may purchase commercial paper. Commercial paper purchasable by each Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act. Most Funds can purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or when deemed advisable by a Fund’s Manager or sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.

Commodity-Linked Derivative Instruments and Hybrid Instruments. Certain Funds seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Funds may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The Manager’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Funds may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Fund may invest may involve leverage. To avoid being subject to undue leverage risk, a Fund will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Fund’s overall portfolio. A Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Fund’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Fund’s use of leverage stated above conflicts with the Investment Company Act or the rules and regulations thereunder, the Fund will comply with the applicable provisions of the Investment Company Act. A Fund may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by S&P). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Fund may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund’s objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities.

All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Fund management, a Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.

During periods of rising interest rates, the average life of certain fixed-income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

The value of fixed-income securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Fixed-income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The

Funds are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Fund’s assets will vary.

Depositary Receipts (ADRs, EDRs and GDRs). Certain Funds may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. In addition to investment risks associated with the underlying issuer, Depositary Receipts expose a Fund to additional risks associated with the non-uniform terms that apply to Depositary Receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored Depositary Receipt. Available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”

Derivatives

Each Fund may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives for hedging purposes. Certain Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, no Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund’s hedging strategies will be effective. No Fund is required to engage in hedging transactions and each Fund may choose not to do so.

A Fund may use derivative instruments and trading strategies, including the following:

Indexed and Inverse Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, the Fund’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. A Fund may also invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Manager believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Fund that allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

The Funds may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”). Inverse floaters are securities the potential of which is inversely related to changes in interest rates. In general, the return on inverse floaters will decrease when short-term interest rates increase and increase when short-term rates decrease. Municipal tender option bonds, both taxable and tax-exempt, which may include inverse floating rate debt instruments, (including residual interests thereon) are excluded from this 10% limitation.

Swap Agreements. A Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked to market daily, to avoid any potential leveraging of the Fund’s portfolio.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will seek to lessen this risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for over-the-counter (“OTC”) option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its payment obligations to the counterparty. As noted, however, a Fund will segregate liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies, may limit the Fund’s ability to use swap agreements.

See “Credit Default Swap Agreements,” “Interest Rate Swaps, Caps and Floors” and “Municipal Interest Rate Swap Agreements” below for further information on particular types of swap agreements that may be used by certain Funds.

Interest Rate Swaps, Caps and Floors. In order to hedge the value of a Fund’s portfolio against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, a Fund may also invest in interest rate swaps to enhance income or to increase the Fund’s yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). In an interest rate swap, a Fund may exchange with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a Fund holds a mortgage-backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the mortgage-backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a Fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

A Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams). Inasmuch as these transactions are entered into for good faith hedging purposes, the Manager believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

If the interest rate swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be maintained in a segregated account.

Typically the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. A Fund will enter into interest rate swap, cap or floor transactions only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. If there is a default by the counterparty to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain U.S. federal income tax requirements may limit a Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to shareholders.

Credit Default Swap Agreements and Similar Instruments. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Contracts for Difference. Certain Funds may enter into contracts for difference. Contracts for difference are subject to liquidity risk because the liquidity of contracts for difference is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the contracts for difference transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio, the contracts for difference transaction may increase the Fund’s financial risk. Contracts for difference, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. Contracts for difference are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed-income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Interest Rate Transactions and Swaptions. A Fund, to the extent permitted under applicable law, may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”) on either an asset-based or liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. They may also be used for speculation to increase returns.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”. Caps and floors are less liquid than swaps.

A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

A Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its Manager or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by Commission guidelines. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Types of Options

Options on Securities and Securities Indices. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Call Options. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by Commission guidelines.

A Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

A Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Put Options. A Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

Each Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets. A Fund will receive a premium for writing a put option, which increases the Fund’s return. With respect to BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage U.S. Total Market V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock International V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, BlackRock S&P 500 Index V.I. Fund, each a series of BlackRock Variable Series Funds, Inc., and BlackRock Advantage Large Cap Core Portfolio, BlackRock Capital Appreciation Portfolio and BlackRock Global Allocation Portfolio, each a series of BlackRock Series Fund, Inc., a Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

Each Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, a Fund will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Options on Government National Mortgage Association (“GNMA”) Certificates. The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Risks Associated with Options. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures

A Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

To maintain greater flexibility, a Fund may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

When a Fund engages in transactions in futures and options on futures, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transactions (as calculated pursuant to requirements of the Commission).

Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Foreign Exchange Transactions. A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Fund are considered to constitute hedging transactions. Certain Funds have a fundamental investment restriction that restricts currency option straddles. No Fund will attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. A Fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

A Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. A Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Funds are classified as non-deliverable forwards (NDF). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Certain Funds have fundamental restrictions that permit the purchase of currency options, but prohibit the writing of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps. In order to protect against currency fluctuations, a Fund may enter into currency swaps. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions. A Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily. A Fund’s exposure to futures or options on currencies will be covered as described below under “Risk Factors in Derivatives.”

Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to a Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

Index Risk—If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

A Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission).

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and may not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.

Distressed Securities. A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Dollar Rolls. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. At the time a Fund enters into a dollar roll transaction, the Manager or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Fund’s commitments and will subsequently monitor the account to ensure that its value is maintained.

Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time a Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. A Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market. Successful use of mortgage dollar rolls may depend upon the Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities. Equity securities include common stock and, for certain Funds, preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

From time to time certain of the Funds may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce, and have in fact produced, substantial gains for certain Funds. There is no assurance that any Fund will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the OTC markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Fund’s investment than if the Fund held the securities of larger, more established companies.

Exchange Traded Notes (“ETNs”). Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Foreign Investment Risks. Certain Funds may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Fund will lose money.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if (i) the company’s principal operations are conducted from the U.S., (ii) the company’s equity securities trade principally on a U.S. stock exchange, (iii) the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in the Fund’s primary U.S. benchmark index.

In addition to equity securities, foreign investments of the Funds may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Funding Agreements. Certain Funds may invest in Guaranteed Investment Contracts and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Guarantees. A Fund may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds, which are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation Risk. Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.

Information Concerning the Indexes.

S&P 500® Index (“S&P 500”). “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of S&P Global Inc. and have been licensed for use by certain BlackRock Funds. No Fund is sponsored, endorsed, sold or promoted by S&P, a division of S&P Global Inc. S&P makes no representation regarding the advisability of investing in any Fund. S&P makes no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to certain Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of a Fund or the owners of shares of a Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of any Fund or the timing of the issuance or sale of shares of a Fund or in the determination or calculation of the equation by which a Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of any Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by a Fund, owners of shares of a Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell® Indexes. No Fund is promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments. Russell Investments is not responsible for and has not reviewed any Fund nor any associated literature or publications and Russell Investments makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell Investments reserves the right, at any time and without notice, to alter, amend, terminate or in any way change a Russell Index. Russell Investments has no obligation to take the needs of any particular Fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell Investments’ publication of the Russell Indexes in no way suggests or implies an opinion by Russell Investments as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes is based. Russell Investments makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell Investments makes no representation or warranty regarding the use, or the results of use, of the Russell Indexes or any data included therein, or any security (or combination thereof) comprising the Russell Indexes. Russell Investments makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Indexes or any data or any security (or combination thereof) included therein.

MSCI Indexes. The MSCI Europe, Australasia and Far East (Capitalization Weighted) Index (“EAFE Index”) and the MSCI All-Country World ex-US Index (“ACWI ex-US Index” and together with the EAFE Index, the “MSCI Indexes” and individually an “MSCI Index”) are the exclusive property of MSCI, Inc. (“MSCI”). The EAFE Index and ACWI ex-US Index are service marks of MSCI and have been licensed for use by the Manager and its affiliates.

No Fund is sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of an MSCI Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes. MSCI has no obligation to take the needs of any Fund or the owners of shares of a Fund into consideration in determining, composing or calculating an MSCI Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of any Fund to be issued or in the determination or calculation of the equation by which the shares of a Fund are redeemable for cash. MSCI has no obligation or liability to owners of shares of a Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of an MSCI Index from sources which MSCI considers reliable, MSCI does not guarantee the accuracy and/or the completeness of the MSCI Index or any data included therein. MSCI makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of a Fund, or any other person or entity from the use of an MSCI Index or any data included therein in connection with the rights licensed hereunder or for any other use. MSCI makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to an MSCI Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FTSE (“Financial Times Stock Exchange”) Indexes. No Fund is promoted, sponsored or endorsed by, nor in any way affiliated with FTSE. FTSE is not responsible for and has not reviewed any Fund nor any associated literature or publications and FTSE makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

FTSE reserves the right, at any time and without notice, to alter, amend, terminate or in any way change a FTSE Index. FTSE has no obligation to take the needs of any particular Fund or its participants or any other product or person into consideration in determining, composing or calculating the FTSE Index.

Initial Public Offering (“IPO”) Risk. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks. IPOs have the potential to produce substantial gains. There is no assurance that any Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.

Interfund Lending Program. Pursuant to an exemptive order granted by the SEC (the “IFL Order”), a Fund, to the extent permitted by its investment policies and restrictions and subject to meeting the conditions of the IFL Order, has the ability to lend money to, and borrow money from, another Fund pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from other Funds (an “Interfund Loan”). All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. Although Funds that are money market funds may, to the extent permitted by their investment policies, participate in the Interfund Lending Program as borrowers or lenders, they typically will not need to participate as borrowers because they are required to comply with the liquidity provisions of Rule 2a-7 under the Investment Company Act.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations described above and the other conditions of the IFL Order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund under the Interfund Lending Program, there is a risk that the Interfund Loan could be called on one day’s notice, in which case the borrowing Fund may have to seek to borrow from a bank, which would likely involve higher rates, seek an Interfund Loan from another Fund, or liquidate portfolio securities if no lending sources are available to meet its liquidity needs. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment could result in a lost opportunity by the lending Fund or force the lending Fund to borrow or liquidate securities to meet its liquidity needs. No Fund may borrow more than the amount permitted by its investment restrictions.

Investment Grade Debt Obligations. Certain Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Fund’s Manager. Certain Funds may invest in debt securities rated Aaa by Moody’s or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Fund is subsequently downgraded below investment grade, the Fund’s Manager will consider such an event in determining whether the Fund should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Fund may hold, although under normal market conditions the Manager does not expect to hold these securities to a material extent.

See Appendix A to this SAI for a description of applicable securities ratings.

Investment in Emerging Markets. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Unless otherwise provided in a Fund’s prospectus, a country with an emerging capital market is any country that is (i) generally recognized to be an emerging market country by the international financial community, such as the International Finance Corporation, or determined by the World Bank to have a low, middle or middle upper income economy; (ii) classified by the United Nations or its authorities to be developing; and/or (iii) included in a broad-based index that is generally representative of emerging markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investment in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Funds may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Funds may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” Foreign Currency Transactions” and “Options and Futures Contracts.”

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

On March 11, 2011, a powerful earthquake and resulting tsunami struck northeastern Japan causing major damage along the coast, including damage to nuclear power plants in the region. This disaster, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.

Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts a Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Fund’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Funds investing significantly in foreign securities can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. The Russian securities market suffers from a variety of problems described above in “Investment in Emerging Markets” not encountered in more developed markets. The Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets.

Because of the recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. In addition, Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and the Ukraine in 2014. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact the Fund.

The United States and the Monetary Union of the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada (collectively, the “Sanctioning Bodies”), have imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals and Russian corporate entities. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

Brady Bonds. A Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including money market funds and exchange traded funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange. Under the Investment Company Act, however, a Fund may invest up to 10% of its total assets in securities of other investment companies (measured at the time of such investment). In addition, under the Investment Company Act a Fund may not acquire securities of an investment company if such acquisition would cause the Fund to own more than 3% of the total outstanding voting stock of such investment company and a Fund may not invest in another investment company if such investment would cause more than 5% of the value of the Fund’s total assets to be invested in securities of such investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) In addition to the restrictions on investing in other investment companies discussed above, a Fund may not invest in a registered closed-end investment company if such investment would cause the Fund and other BlackRock-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end investment company. Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including ETFs. In addition, many third-party ETFs have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Further, under certain circumstances a Fund may be able to rely on certain provisions of the Investment Company Act to invest in shares of unaffiliated investment companies beyond the statutory limits noted above, but subject to certain other statutory restrictions.

As with other investments, investments in other investment companies are subject to market and selection risk.

Shares of investment companies, such as closed-end fund investment companies, that trade on an exchange may at times be acquired at market prices representing premiums to their net asset values. In addition, investment companies held by a Fund that trade on an exchange could trade at a discount from net asset value, and such discount could increase while the Fund holds the shares. If the market price of shares of an exchange-traded investment company decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.

In addition, if a Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such investment companies. Such expenses, both at the Fund level and acquired investment company level, would include management and advisory fees, unless such fees have been waived by BlackRock. Please see the relevant Fund’s prospectus to determine whether any such management and advisory fees have been waived by BlackRock. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. Pursuant to guidance issued by the staff of the Commission, fees and expenses of money market funds used for the investment of cash collateral received in connection with loans of Fund securities are not treated as “acquired fund fees and expenses,” which are fees and expenses charged by other investment companies and pooled investment vehicles in which a Fund invests a portion of its assets.

To the extent shares of a Fund are held by an affiliated fund, the ability of the Fund itself to purchase other affiliated investment companies may be limited. In addition, a fund-of-funds (e.g., an investment company that seeks to meet its investment objective by investing significantly in other investment companies) may be limited in its ability to purchase affiliated underlying funds if such affiliated underlying funds themselves own shares of affiliated funds.

A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The restrictions on investments in securities of investment companies set forth above may limit opportunities for a Fund to invest indirectly in certain developing countries.

Junk Bonds. Non-investment grade or “high yield” fixed-income or convertible securities commonly known to investors as “junk bonds” are debt securities that are rated below investment grade by the major rating agencies or are securities that Fund management believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks in junk bond investments include the following:

•

Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

•

The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.

•

Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

•

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•

Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on those of other higher rated fixed-income securities.

•

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities, and judgment plays a more important role in determining such valuations.

•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

•

The junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

•

The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.

In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund’s sub-adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the junk bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Lease Obligations. A Fund may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The Manager will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Manager will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Life Settlement Investments. A Fund may invest in life settlements, which are sales to third parties, such as the Fund, of existing life insurance contracts for more than their cash surrender value but less than the net benefits to be paid under the policies. When a Fund acquires such a contract, it pays the policy premiums in return for the expected receipt of the net benefit as the beneficiary under the policy. Investments in these contracts involve certain risks, including liquidity risk, credit risk of the insurance company, and inaccurate estimations of life expectancy of the insured individuals (viators). These policies are considered illiquid in that they are bought and sold in a secondary market through life settlement agents. As such, a Fund’s investments in life settlement contracts are subject to the Fund’s investment restriction relating to illiquid securities. Also, in the event of a bankruptcy of the insurance carrier for a policy, the Fund may receive reduced or no benefits under the contract. A Fund seeks to minimize credit risk by investing in policies issued by a diverse range of highly-rated insurance carriers. Furthermore, a Fund may encounter losses on its investments if there is an inaccurate estimation of the life expectancies of viators. A Fund intends to reduce this life expectancy risk by investing only in contracts where the life expectancy was reviewed by an experienced actuary, as well as by diversifying its investments across viators of varying ages and medical profiles. In addition, it is unclear whether the income from life settlements is qualifying income for purposes of the Internal Revenue Service 90% gross income test a Fund must satisfy each year to qualify as a regulated investment company (“RIC”). A Fund intends to monitor its investments to ensure that the Fund remains qualified as a RIC.

Liquidity Management. As a temporary defensive measure, if its Manager determines that market conditions warrant, certain Funds may invest without limitation in high quality money market instruments. Certain Funds may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Liquidity Risk Management Rule. In October 2016, the SEC adopted a new liquidity risk management rule requiring open-end funds, such as the Funds, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. The Funds will be required to comply with the classification and classification-related elements of the rule by June 1, 2019 and the other requirements of the rule by December 1, 2018. The effect the new rule will have on the Funds is not yet known, but the rule may impact a Fund’s performance and ability to achieve its investment objective.

Master Limited Partnerships. Certain Funds may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Certain Funds intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Merger Transaction Risk. In replicating its target index, a Fund may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, a Fund would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Fund for the target company’s stock. However, a Fund is subject to the risk that the merger transaction may be canceled, delayed or restructured, in which case a Fund’s holding of the target company’s stock may not result in any profit for the Fund and may lose significant value.

Mezzanine Investments. Certain Funds, consistent with their restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Certain Funds may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Fund’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

To the extent consistent with their investment objectives, a Fund may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Money Market Securities. Certain Funds may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Funds may invest in:

(a) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

(b) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c) unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Fund’s Manager;

(d) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;

(g) funding agreements issued by highly-rated U.S. insurance companies;

(h) securities issued or guaranteed by state or local governmental bodies;

(i) repurchase agreements relating to the above instruments;

(j) municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States;

(k) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(l) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m) municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(n) unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Fund’s Manager under guidelines established by the Board; and

(o) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

Mortgage-Related Securities

Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in mortgage-backed securities involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie

Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that usually have some form of private credit enhancement. All of these three types of securities are considered “mortgage-related securities” for purposes of BATS: Series A Portfolio’s fundamental investment restriction relating to concentration.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages. Pass-through certificates guaranteed by Ginnie Mae (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Fund’s quality standards. Any mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate, and bearing a different stated maturity date and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and a Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, a Fund’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

A Fund may also invest in, among other things, parallel pay CMOs, sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), LIBOR, one-year Treasury yields, and ten-year Treasury yields.

Classes of CMOs also include planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). PAC bonds generally require payments of a specified amount of principal on each payment date. The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then used to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through one or more investment banking firms acting as brokers or dealers. CMO residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests.

Stripped Mortgage-Backed Securities. A Fund may invest in stripped mortgage-backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are derivative multi-class mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Fund may purchase securities of a PO class, a Fund is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an

IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Fund generally will purchase IOs only as a component of so called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities.

Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

TBA Commitments. Certain Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. See “When Issued Securities, Delayed Delivery Securities and Forward Commitments” below.

Municipal Investments

The Municipal Funds may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for U.S. federal income tax purposes (“Municipal Bonds”). Certain of the Municipal Funds may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (“State Municipal Bonds”). The Municipal Funds may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Manager believes such securities to pay interest excludable from gross income for purposes of U.S. federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for U.S. federal income tax purposes will be considered “Municipal Bonds” for purposes of a Municipal Fund’s investment objective and policies. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for purposes of U.S. federal income tax and state and local income taxes of a designated state and/or allow the value of a Fund’s shares to be exempt from state and local personal property taxes of that state will be considered “State Municipal Bonds” for purposes of the investment objective and policies of each of California Municipal Opportunities Fund, New Jersey Municipal Bond Fund, New York Municipal Opportunities Fund and Pennsylvania Municipal Bond Fund.

Risk Factors and Special Considerations Relating to Municipal Bonds. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in

Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as derivatives.

The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which a Fund invests.

Description of Municipal Bonds. Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for U.S. federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current U.S. federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” or “special obligation” bonds, which latter category includes private activity bonds (“PABs”) (or “industrial development bonds” under pre-1986 law).

General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. “Moral obligation” bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines that have been adopted by the Directors and subject to the supervision of the Directors, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement—such as insurance—the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses and adversely affect the net asset value of a Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Fund would not have the right to take possession of the assets. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Fund may exercise its rights by taking possession of such assets, because as a regulated investment company a Fund is subject to certain limitations on its investments and on the nature of its income.

Tender Option Bonds. Certain Funds may invest in residual inverse floating rate interest tender option bonds (“TOB Residuals”), which are derivative interests in Municipal Bonds. The TOB Residuals in which the Funds will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular U.S. federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by TOB Residuals held by the Funds, but will rely on the opinion of counsel to the issuer. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate Municipal Bonds with comparable credit quality. The Funds may invest in TOB Residuals for the purpose of using economic leverage.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding Municipal Bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred Municipal Bonds to the TOB Trust. The Funds may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the Municipal Bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third party Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). A Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. A Fund that contributes the Municipal Bonds to the TOB Trust is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional Municipal Bonds or other investments permitted by its investment policies. If a Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the Municipal Bonds owned by the TOB Trust.

Other BlackRock-advised funds may contribute Municipal Bonds to a TOB Trust into which a Fund has contributed Municipal Bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The Municipal Bonds transferred to a TOB Trust typically are high grade Municipal Bonds. In certain cases, when Municipal Bonds transferred are lower grade Municipal Bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and a Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Fund may withdraw a corresponding share of the Municipal Bonds from the TOB Trust. This transaction, in effect, creates exposure for the Fund to the entire return of the Municipal Bonds in the TOB Trust, with a net cash investment by the Fund that is less than the value of the Municipal Bonds in the TOB Trust. This multiplies the positive or negative impact of the Municipal Bonds’ return within the Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the Municipal Bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

A Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the Municipal Bonds owned by the TOB Trust.

The TOB Trust may be collapsed without the consent of a Fund upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the Municipal Bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the Municipal Bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the Municipal Bonds, and a judgment or ruling that interest on the Municipal Bonds is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Floaters, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, and a substantial decline in the market value of the Municipal Bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the holders of the TOB Floaters would be paid senior to the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

A Fund may invest in a TOB Trust on either a non-recourse and recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE described above). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered TOB Floaters, or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters.

When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the Municipal Bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the Liquidity Provider pursuant to which the Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-advised funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, Municipal Bonds of a Fund that are deposited into a TOB Trust are investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying Municipal Bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of a Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by a Fund may be presented as loans of the Fund in the Fund’s financial statements even if there is no recourse to the Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for Municipal Bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying Municipal Bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The risk associated with TOB Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require the Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Fund that are not owned by the Fund. The use of TOB Residuals may also require the Fund to earmark or segregate liquid assets in an amount equal to loans provided by the Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. The Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Fund’s ability to enter into or manage TOB Trust transactions.

Recent Developments in the TOB Trust Market. On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the Volcker Rule. The Volcker Rule precludes banking entities and their affiliates from sponsoring TOB Trusts as such Trusts have been structured prior to the effective date of the Volcker Rule. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts that were not in place prior to December 31, 2013, and by July 21, 2017, with respect to investments in and relationships with TOB Trusts that were in place prior to December 31, 2013. As a result, TOB Trusts may need to be restructured or unwound.

In response to the restrictions imposed by the Volcker Rule, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, a Fund. A Fund may utilize service providers in meeting these responsibilities. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or a Fund’s ability to hold TOB Residuals. Under the new TOB Trust structure, a Fund will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Service providers to a TOB Trust, such as administrators, liquidity providers, trustees, and remarketing agents, would be acting at the direction of, and as agent of, the Fund as the TOB Residual holder. Similar to the current tender option bond structure, a Fund would deposit Municipal Bonds into the TOB Trust in exchange for TOB Residuals, the TOB Trust would then issue and sell TOB Floaters to third party investors, and the proceeds of the sale of the TOB Floaters would be distributed to such TOB Residual holders (i.e., the Fund). Tendered TOB Floaters would continue to be supported by a remarketing agent and a liquidity facility. However, the remarketing agent is not anticipated to purchase tendered TOB Floaters for its own account in the event of a failed remarketing, which may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. In the event of a failed remarketing of TOB Floaters, the Liquidity Provider, at its option, may advance a loan to the TOB Trust the proceeds of which would be used by the TOB Trust to purchase the tendered TOB Floaters. The Liquidity Provider is not obligated to advance such a loan. The TOB Trust would be the borrower with respect to any such loan. Any loans made by a Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust.

Similar to the current structure for TOB Trusts, a Fund may hold either non-recourse TOB Residuals or recourse TOB Residuals under the new structure. In the event of a Liquidation Shortfall, there would generally be no contractual recourse to the Fund’s assets if the Fund holds a non-recourse TOB Residual. However, as described above, a Fund would bear the risk of loss with respect to any Liquidation Shortfall if it holds a recourse TOB Residual.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurance that a Fund can successfully enter into restructured TOB Trust transactions in order to refinance its existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Fund unwinds existing TOB Trusts.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Fund will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Fund’s restriction on illiquid investments unless, in the judgment of the Directors such VRDO is liquid. The Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

The VRDOs and Participating VRDOs in which a Fund may invest will be in the following rating categories at the time of purchase: MIG-1/ VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch).

Transactions in Financial Futures Contracts. The Municipal Funds and certain other funds deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Municipal Fund. As a result, a Municipal Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Municipal Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by a Municipal Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by a Municipal Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights. A Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of a Fund’s net assets.

Municipal Interest Rate Swap Transactions. In order to hedge the value of a Fund against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that a Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions primarily as a hedge rather than as a speculative investment. However, a Fund also may invest in MMD Swaps and SIFMA Swaps to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by a Fund and increase a Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between a Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance. A Fund has no obligation to enter into SIFMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

Insured Municipal Bonds. Bonds purchased by a Fund may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Fund cannot be certain that any insurance company does not make these payments. In addition, if the Fund purchases the insurance, it may pay the premiums, which will reduce the Fund’s yield. The Fund seeks to use only insurance companies with claims paying ability, financial strength, or equivalent ratings of at least investment grade. However, if insurance from insurers with these ratings is not available, the Fund may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Build America Bonds. If a Fund holds Build America Bonds, the Fund may be eligible to receive a U.S. federal income tax credit; however, the issuer of a Build America Bond may instead elect to receive a cash payment directly from the federal government in lieu of holders such as the fund receiving a tax credit. The interest on Build America Bonds is taxable for U.S. federal income tax purposes. If the Fund does receive tax credits from Build America Bonds or other tax credit bonds on one or more specified dates during the fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “Build America Bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. If the Fund were to so elect, a shareholder would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits, and such amount would be subject to withholding provisions of the Code. Certain limitations may apply on the extent to which the credit may be claimed.

Net Interest Margin (NIM) Securities. A Fund may invest in net interest margin (“NIM”) securities. These securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage-backed securities, the yield to maturity on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Participation Notes. A Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.

The Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund. However each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. A Fund attempts to mitigate that risk by purchasing only from issuers which BlackRock deems to be creditworthy.

The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. The fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or a Fund exercises the participation note and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.

Pay-in-kind Bonds. Certain Funds may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current U.S. federal tax law requires the holder of pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, each Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Portfolio Turnover Rates. A Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Manager believes investment considerations warrant such sale or purchase. Although certain Funds will use an approach to investing that is largely a passive, indexing approach, such Funds may engage in a substantial number of portfolio transactions. With respect to these Funds, the rate of portfolio turnover will be a limiting factor when the Manager considers whether to purchase or sell securities for a Fund only to the extent that the Manager will consider the impact of transaction costs on a Fund’s tracking error. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.

Preferred Stock. Certain of the Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Related Securities. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Real Estate Investment Trusts (“REITs”). In pursuing its investment strategy, a Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Recently enacted tax legislation permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, but does not permit regulated investment companies such as the Fund to pass through to its shareholders the special character of this income. Ordinary REIT dividends received by a Fund and distributed to the Fund’s shareholders also will not constitute “qualified dividend income.” Therefore, the tax rate applicable to that portion of the dividend income attributable to ordinary REIT dividends received by the Fund will be taxed at a higher rate than dividends eligible for special treatment.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Repurchase Agreements and Purchase and Sale Contracts. Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Some repurchase agreements and purchase and sale contracts are structured to result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.

Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund’s Manager or sub-adviser will monitor the creditworthiness of the seller, and a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. The Fund’s Manager or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the applicable custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities. For certain Funds, however, collateral may include instruments other than cash items and obligations issued by the U.S. Government or its agencies or instrumentalities, including securities that the Fund could not hold directly under its investment strategies without the repurchase obligation.

The type of collateral underlying repurchase agreements may also pose certain risks for a Fund. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

A Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.

Regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Additionally, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many reverse repurchase agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing reverse repurchase agreements or to realize amounts to be received under such agreements.

Rights Offerings and Warrants to Purchase. Certain Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock.

Risks of Investing in China. Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity, and may have an unpredictable impact on the investment activities of the Funds. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Funds.

In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulation. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian.

The Renminbi (“RMB”) is not currently a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity in the Funds as capital may become trapped in the PRC. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Funds to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to the Funds.

While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers.

The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practice and those prepared in accordance with international accounting standards.

Risk of Investing through Stock Connect. China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems. Each license permits investment in A-shares only up to a specified quota.

Investment in eligible A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, the “Stock Connects”). Each Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited (“HKSCC”), the

SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in A-shares through Stock Connects or on such other stock exchanges in China which participate in Stock Connects from time to time. Under Stock Connects, a Fund’s trading of eligible A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations that require that buy orders for A-shares be rejected once the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, PRC regulations require that in order for an investor to sell any A-share on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. The Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through a Stock Connect may subject a Fund to a risk of price fluctuations on days where the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible Stock Connect A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.

A Fund’s investments through a Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund is carrying out Northbound trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.

Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connects requires the routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connects could be disrupted.

The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 and are both in their initial stages. The current regulations are untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise based on these differences. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares obtained through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, a Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.

Securities Lending. Each Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BlackRock, including to borrowers affiliated with BlackRock. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund is paid the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have otherwise received if the securities were not on loan.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Manager or in registered money market funds advised by the Manager or its affiliates; such investments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.

Regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.

Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Short Sales. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Certain Funds have a fundamental investment restriction prohibiting short sales of securities unless they are “against-the-box.” In a short sale “against-the-box,” at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A Fund may also make short sales “against the box” without being subject to such limitations.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject.

Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Fund’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security pursuant to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in the Manager’s or sub-adviser’s opinion, present minimal credit risks. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Stripped Securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Structured Notes. Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). Issuers of structured notes include corporations and banks. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes a Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. The secondary market for structured notes could be illiquid making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.

Supranational Entities. A Fund may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

Tax-Exempt Derivatives. Certain Funds may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (e.g., a Fund, or a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. A participation interest gives the Fund an undivided interest in a Municipal Bond in the proportion the Fund’s participation bears to the total principal amount of the Municipal Bond, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments. The Municipal Bond Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service (the “IRS”) has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither a Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares. Certain Funds may invest in preferred interests of other investment funds that pay dividends that are exempt from regular U.S. federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular U.S. federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other investment companies. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. The Municipal Bond Funds will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Taxability Risk. Certain of the Funds intend to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Trust Preferred Securities. Certain of the Funds may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®” ); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for U.S. federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

U.S. Government Obligations. A Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

U.S. Treasury Obligations. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, beginning January 1, 2014, a Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When a Fund engages in when issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many agreements with respect to when issued, TBA and forward commitment transactions, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing agreements with respect to these transactions or to realize amounts to be received under such agreements.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, a rated security may cease to be rated. A Fund’s Manager or sub-adviser will consider such an event in determining whether the Fund should continue to hold the security.

Zero Coupon Securities. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the U.S. federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

Suitability (All Funds)

The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions (All Funds)

See “Investment Restrictions” in Part I of each Fund’s Statement of Additional Information for the specific fundamental and non-fundamental investment restrictions adopted by each Fund. In addition to those investment restrictions, each Fund is also subject to the restrictions discussed below.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. For these purposes, “cover” refers to the method selected from time to time by a Fund to cover its obligations under the OTC options written by it. Therefore, each Fund will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund and the market value of the assets used as cover for OTC options currently outstanding that were sold by the Fund would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid.

However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will only treat as illiquid that portion of the assets used as cover equal to the repurchase price of the option less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.”

Each Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes—Taxes.” To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income). For purposes of this restriction, the Municipal Funds generally will regard each state and each of its political subdivisions, agencies or instrumentalities and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer.

Foreign government securities (unlike U.S. government securities) are not exempt from the 5%, 10% and 25% diversification requirements of the Code discussed above and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of a Fund to the extent necessary to comply with changes to the U.S. federal tax requirements. A Fund that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Directors and Officers

See “Information on Directors and Officers, ‘—Biographical Information,’ ‘— Share Ownership’ and ‘— Compensation of Directors’” in Part I of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Directors and officers of your Fund, including Directors’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the oversight of the Board of Directors, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a Management Agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see “Management and Advisory Arrangements” in Part I of each Fund’s Statement of Additional Information.

For Funds that do not have an administrator, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a

Fund in connection with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (“BRIL” or the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Directors who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”), BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) or JPMorgan Chase Bank, N.A. (“JPM”) pursuant to an agreement between State Street, BNY Mellon or JPM, as applicable, and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares—Distribution and/or Shareholder Servicing Plans.”

Sub-Advisory Fee. The Manager of certain Funds has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see “Management and Advisory Arrangements” in Part I of each Fund’s Statement of Additional Information.

Organization of the Manager. BlackRock Advisors, LLC is a Delaware limited liability company and BlackRock Fund Advisors is a California corporation. Each Manager is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc., through its subsidiaries and divisions, provides (i) investment management services to individuals and institutional investors through separate account management, non-discretionary advisory programs and commingled investment vehicles; (ii) risk management services, investment accounting and trade processing tools; (iii) transition management services, and (iv) securities lending services.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Board of Directors or by a vote of a majority of the outstanding voting securities of a Fund and (b) by a majority of the Directors of the Fund who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Each Management Agreement automatically terminates on assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see “Management and Advisory Arrangements” in Part I of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue for an initial two year period and from year to year if approved annually (a) by the Board of Directors of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Directors of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. BNY Mellon Investment Servicing (US) Inc. (in this capacity, the “Transfer Agent”), a subsidiary of The Bank of New York Mellon Corporation, acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs sponsored by the Manager or its affiliates. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system. Effective July 1, 2010, the Transfer Agent ceased to be an affiliate of the Funds.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, the members of which are non-interested Directors of the Fund, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus and Part I of this SAI for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are provided on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

For certain Feeder Funds, the Custodian also acts as the custodian of the Master Portfolio’s assets.

With respect to certain Funds, under an arrangement effective January 1, 2010, on a monthly basis, the Custodian nets the Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Fund’s fiscal year will not expire. Net debits at the end of a given month are added to the Fund’s custody bill and paid by the Fund.

Accounting Services. Each Fund has entered into an agreement with State Street, BNY Mellon or JPM, pursuant to which State Street, BNY Mellon or JPM provides certain accounting and administrative services to the Fund. Each Fund pays a fee for these services. State Street, BNY Mellon or JPM provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.

See “Management and Advisory Arrangements — Accounting Services” in Part I of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC to State Street, BNY Mellon or JPM and the Manager or, if applicable, the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreements”). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

Each Fund, the Manager, each Sub-Adviser and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of each Fund and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Policy”) regarding the disclosure of each Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Policy is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.

Pursuant to the Policy, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund’s Portfolio Characteristics (as defined below) and Portfolio Holdings (as defined below). Each Board of Directors has approved the adoption by the Fund of the Policy, and employees of the Manager are responsible for adherence to the Policy. The Board of Directors provides ongoing oversight of the Fund’s and Manager’s compliance with the Policy.

Disclosure of material non-public information (“Confidential Information”) about a Fund’s Portfolio Holdings and/or Portfolio Characteristics is prohibited, except as provided in the Policy.

Confidential Information relating to a Fund may not be distributed to persons not employed by BlackRock unless the Fund has a legitimate business purpose for doing so and appropriate confidentiality obligations are in effect.

Portfolio Holdings: “Portfolio Holdings” are a Fund’s portfolio securities and other instruments, and include, but are not limited to:

•	for equity securities, information such as issuer name, CUSIP, ticker symbol, total shares and market value;

•	for fixed income securities, information such as issuer name, CUSIP, ticker symbol, coupon, maturity, current face value and market value;

•	for all securities, information such as quantity, SEDOL, market price, yield, WAL, duration and convexity as of a specific date;

•	for derivatives, indicative data including, but not limited to, pay leg, receive leg, notional amount, reset frequency and trade counterparty; and

•

trading strategies, specific portfolio holdings, including the number of shares held, weightings of particular holdings, trading details, pending or recent transactions and portfolio management plans to purchase or sell particular securities or allocation within particular sectors.

Portfolio Characteristics: “Portfolio Characteristics” include, but are not limited to, sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, risk related information (e.g., value at risk, standard deviation), ROE, P/E, P/B, P/CF, P/S and EPS.

•

Additional characteristics specific to money market funds include, but are not limited to, historical daily and weekly liquid assets (as defined under Rule 2a-7) and historical fund net inflows and outflows.

Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Commission (e.g., a fund annual report), through a press release or placement on a publicly-available internet website), or information derived or calculated from such public sources shall not be deemed Confidential Information.

Portfolio Holdings and Portfolio Characteristics may be disclosed in accordance with the below schedule.

Open-End Mutual Funds (Excluding Money Market Funds)

Time Periods (Calendar Days)
	Prior to 5 Calendar Days After Month-End	5-20 Calendar Days After Month-End	20 Calendar Days After Month-End To Date of Public Filing
Portfolio Holdings	Cannot disclose without non-disclosure or confidentiality agreement and Chief Compliance Officer (“CCO”) approval.		May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg), except with respect to Global Allocation funds* (whose holdings may be disclosed 40 calendar days after quarter-end based on the applicable fund’s fiscal year end). If Portfolio Holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Portfolio Characteristics	Cannot disclose without non-disclosure or confidentiality agreement and CCO approval*,**	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg). If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

* Global Allocation: For purposes of portfolio holdings, Global Allocation funds include BlackRock Global Allocation Fund, Inc., BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc. and BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. Information on certain Portfolio Characteristics of BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund is available, upon request, to insurance companies that use these funds as underlying investments (and to advisers and sub-advisers of funds invested in BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund) in their variable annuity contracts and variable life insurance policies on a weekly basis (or such other period as may be determined to be appropriate). Disclosure of such characteristics of these two funds constitutes a disclosure of Confidential Information and is being made for reasons deemed appropriate by BlackRock and in accordance with the requirements set forth in these guidelines. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

** Strategic Income Opportunities: Information on certain Portfolio Characteristics of BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II may be made available to shareholders, prospective shareholders, intermediaries, consultants and third party data providers, upon request on a more frequent basis as may be deemed appropriate by BlackRock from time-to-time.

Money Market Funds

Time Periods (Calendar Days)
	Prior to 5 Calendar Days After Month-End	5 Calendar Days After Month-End to Date of Public Filing
Portfolio Holdings

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following portfolio holdings information may be released as follows:

•  Weekly portfolio holdings information released on the website at least one business day after week-end.

•  Other information as may be required under Rule 2a-7 (e.g., name of issuer, category of investment, principal amount, maturity dates, yields).

May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers. If portfolio holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Portfolio Characteristics

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following information may be released on the Fund’s website daily:

•  Historical net asset values per share (“NAVs”) calculated based on market factors (e.g., marked to market)

•  Percentage of fund assets invested in daily and weekly liquid assets (as defined under Rule 2a-7)

•  Daily net inflows and outflows

•  Yields, SEC yields, WAM, WAL, current assets

•  Other information as may be required by Rule 2a-7

May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Guidelines for Confidential and Non-Material Information. Confidential Information may be disclosed to the Fund’s Board of Directors and its counsel, outside counsel for the Fund, the Fund’s auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure or confidentiality agreement is in place with such service providers. With respect to Confidential Information, the Fund’s CCO or his or her designee may authorize the following, subject in the case of (ii) and (iii) to a confidentiality or non-disclosure arrangement:

(i)	the preparation and posting of the Fund’s Portfolio Holdings and/or Portfolio Characteristics to its website on a more frequent basis than authorized above;

(ii)	the disclosure of the Fund’s Portfolio Holdings to third-party service providers not noted above; and

(iii)	the disclosure of the Fund’s Portfolio Holdings and/or Portfolio Characteristics to other parties for legitimate business purposes.

Fact Sheets and Reports

•

Fund Fact Sheets are available to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.

•

Money Market Performance Reports are typically available to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month (and on a one day lag for certain institutional funds). They contain monthly money market Fund performance, rolling 12-month average and benchmark performance.

Other Information. The Policy shall also apply to other Confidential Information of a Fund such as performance attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).

Data on NAVs, asset levels (by total Fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants, and third-party data providers upon request, as soon as such data is available.

Contact Information. For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors should call the number set out on the back cover of the Prospectus.

Compensation. Neither a Fund, a service provider nor any of their affiliated persons (as that term is defined in the Investment Company Act) shall receive compensation in any form in connection with the disclosure of information about such Fund’s Portfolio Holdings or Portfolio Characteristics.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund Portfolio Holdings to the following persons or entities:

1.	Fund’s Board of Directors and, if necessary, Independent Directors’ counsel and Fund counsel.

2.	Fund’s Transfer Agent.

3.	Fund’s Custodian.

4.	Fund’s Administrator, if applicable.

5.	Fund’s independent registered public accounting firm.

6.	Fund’s accounting services provider.

7.	Independent rating agencies—Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch.

8.	Information aggregators—Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data and iMoneyNet.

9.	Sponsors of 401(k) plans that include BlackRock-advised funds—E.I. Dupont de Nemours and Company, Inc.

10.

Sponsors and consultants for pension and retirement plans that invest in BlackRock-advised funds—Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions), Wilshire Associates and JPMorgan Chase Bank, N.A.

11.

Pricing Vendors—Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet Research Systems, Inc., JP Morgan Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, IBoxx Index, Barclays

Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association, Valuation Research Corporation and Murray, Devine & Co., Inc.

12.	Portfolio Compliance Consultants—Oracle/i-Flex Solutions, Inc.

13.

Third-party feeder funds—Alight Money Market Fund, Alight Series Trust, Alight Financial Solutions LLC, Homestead, Inc., Transamerica, State Farm Mutual Fund and Sterling Capital Funds and their respective boards, sponsors, administrators and other service providers.

14.	Affiliated feeder funds—Treasury Money Market Fund (Cayman) and its board, sponsor, administrator and other service providers.

15.	Other—Investment Company Institute, Mizuho Asset Management Co., Ltd., Nationwide Fund Advisors and State Street Bank and Trust Company.

With respect to each such arrangement, a Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Funds, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Codes of Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s CCO, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by a Fund — about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Portfolio Holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC and BlackRock Fund Advisors, each of which is the investment adviser to certain Funds. BlackRock, Inc. and PNC are considered to be affiliated persons of one another under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock Fund Advisors, BlackRock, Inc. and their affiliates (collectively referred to in this section as “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by a Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implement a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts or funds. In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other Funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock, its Affiliates and/or their personnel, including portfolio managers.

In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock or an Affiliate. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients or clients of Affiliates (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Affiliates or other accounts managed or advised by BlackRock or its Affiliates for clients worldwide, and/or the internal policies of BlackRock and its Affiliates designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock and/or one or more Affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached. For example, the investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The liquidity of a Fund may be impacted by redemptions of the Fund by model-driven investment portfolios.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, these principals and employees may have obligations to such other entities or their clients and such obligations to other entities or clients may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock or its Affiliates, or, to the extent permitted by the Commission and applicable law, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with Affiliates on an arms-length basis.

To the extent authorized by applicable law, one or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel, which may have an adverse effect on the Funds.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Lending on behalf of the Funds is done by BlackRock Investment Management, LLC (“BIM”) or BlackRock Institutional Trust Company, N.A. (“BTC”), each an affiliate of BlackRock, pursuant to SEC exemptive relief, enabling BIM or BTC, as applicable, to act as securities lending agent to, and receive a share of securities lending revenues from, the Funds. An Affiliate will receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro-rata allocation.

As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock’s Risk and Quantitative Analytics Group (“RQA”) calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock uses a predetermined systematic process in order to approximate pro-rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds.

As discussed in the section below entitled “Portfolio Transactions and Brokerage—Transactions in Portfolio Securities,” BlackRock, unless prohibited by applicable law, may cause a Fund or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. Under the European Union’s (the “EU”) Markets in Financial Instruments Directive (“MiFID II”), effective January 3, 2018, EU investment managers, including BlackRock International Limited (“BIL”) which acts as a sub-adviser to certain Funds, will pay for research from brokers and dealers directly out of their own resources, rather than through client commissions.

Subject to applicable law, BlackRock may select brokers (including, without limitation, Affiliates, to the extent permitted by applicable law) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or its Affiliates has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right, subject to compliance with applicable law, to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock seeks to consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of, or engage in transactions with, companies with which an Affiliate has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or other interests or in which an Affiliate makes a market. A Fund also may invest in securities of, or engage in transactions with, companies to which an Affiliate provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of a Fund and the interests of BlackRock, other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Affiliate have an investment.

BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than  1⁄2 of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.

BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Pricing of Shares—Determination of Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by BlackRock, in accordance with procedures adopted by the Funds’ Board of Directors. When determining a “fair value price,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102. Information about accessing documents on the Commission’s website may be obtained by calling the Commission at (800) SEC-0330.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Affiliates (including

BlackRock) for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

To the extent permitted by applicable laws, BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may not serve as Authorized Participants in the creation and redemption of iShares exchange-traded funds, but may serve as Authorized Participants of third-party ETFs.

The custody arrangement described in “Management and Other Service Arrangements” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with certain Funds’ custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians and administrators) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.

BlackRock or its Affiliates own or have an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a

Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock or its Affiliates for the use of the systems. A Fund service provider’s payments to BlackRock or its Affiliates for the use of these systems may enhance the profitability of BlackRock and its Affiliates.

BlackRock’s or its Affiliates’ receipt of fees from a service provider in connection with the use of systems provided by BlackRock or its Affiliates may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.

Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC and BlackRock Fund Advisors, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Most BlackRock-advised open-end funds offer multiple classes of shares under a plan adopted under Rule 18f-3 under the Investment Company Act. Investor A Shares are sold to investors choosing the initial sales charge alternative, except that Investor A Shares of Index Funds (defined below) are generally not subject to an initial sales charge, and Investor C Shares are sold to investors choosing the deferred sales charge alternative. Investor P Shares are available only to certain investors purchasing shares of Funds through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer such shares. Institutional Shares are sold to certain eligible investors without a sales charge. Certain Funds offer Class R Shares, which are available only to certain employer-sponsored retirement plans and are sold without a sales charge. In addition, certain Funds offer Service Shares, BlackRock Shares and/or Class K Shares that are available only to certain eligible investors. Please see the appropriate Prospectus for your Fund to determine which classes are offered by your Fund and under what circumstances. Each class has different exchange privileges. See “Shareholder Services—Exchange Privilege.”

The applicable offering price for purchase orders is based on the net asset value of a Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by the Distributor by contract to accept such orders. In addition, with respect to the affiliated underlying funds in which target date funds advised by BlackRock or its affiliates (“BlackRock Target Date Funds”) invest, the applicable offering price of each affiliated underlying fund is based on the net asset value of such affiliated underlying fund next determined after a purchase order is received, or deemed to be received upon receipt by a Selling Dealer, by the BlackRock Target Date Funds that allocate a portion of such purchase order to such affiliated underlying fund. As to purchase orders received by Selling Dealers or BlackRock Target Date Funds prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, including orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer or a BlackRock Target Date Fund before the close of business on the NYSE, such orders are deemed received on the next business day. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the Prospectuses, the order will be cancelled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the Transfer Agent.

The minimum investment for the initial purchase of shares is set forth in the prospectus for each Fund. The minimum initial investment for employees of a Fund, a Fund’s Manager, Sub-Advisers or BRIL or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Each Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs. Each Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any Fund at any time.

Financial intermediaries may, in connection with a change in account type or otherwise in accordance with a financial intermediary’s policies and procedures, exchange shares of a Fund from one class of shares to another class of shares of the same Fund, provided that the exchanged shares are not subject to a contingent deferred sales charge and that shareholders meet eligibility requirements of the new share class.

Each Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering the shares from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.

The term “purchase,” as used in the Prospectus and this SAI, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children purchasing shares for his, her or their own account, and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by (i) any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

With certain limited exceptions, the Funds are generally available only to investors residing in the United States and may not be distributed by a foreign financial intermediary. Under this policy, in order to accept new accounts or additional investments (including by way of exchange from another Fund) into existing accounts, a Fund generally requires that (i) a shareholder that is a natural person be a U.S. citizen or resident alien, in each case residing within the United States or a U.S. territory (including APO/FPO/DPO addresses), and have a valid U.S. taxpayer identification number, and (ii) a financial intermediary or a shareholder that is an entity be domiciled in the United States and have a valid U.S. taxpayer identification number or be domiciled in a U.S. territory and have a valid U.S. taxpayer identification number or IRS Form W-8. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments.

In-Kind Purchases. Payment for shares of a Fund may, at the discretion of BlackRock, be made in the form of securities that are permissible investments for the Fund and that meet the investment objective, policies and limitations of the Fund as described herein. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities: (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) be accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities; (iii) not be subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) be accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to the Fund by the investor upon receipt from the issuer. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

Institutional Shares

Institutional Shares may be purchased at net asset value without a sales charge. Only certain investors are eligible to purchase Institutional Shares. Investors who are eligible to purchase Institutional Shares should purchase Institutional Shares because they are not subject to any sales charge and have lower ongoing expenses than Investor A, Investor A1, Investor C, Investor C1, Investor C2, Investor C3, Investor P, Class R or Service Shares. A Fund may in its discretion waive or modify any minimum investment amount, may reject any order for any class of shares and may suspend and resume the sale of shares of any Fund at any time.

Eligible Institutional Share Investors.

Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Certain of the Funds offer Institutional Shares as described in each such Fund’s Prospectus. In addition, the following investors may purchase Institutional Shares: employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Bank of America Corporation (“BofA Corp.”), The PNC Financial Services Group Inc., Barclays PLC or their respective affiliates and immediate family members of such persons, if they open an account directly with BlackRock; individuals and “Institutional Investors” with a minimum initial investment of $2 million who may purchase shares of a Fund through a financial intermediary that has entered into an agreement with the Distributor to purchase such shares (“Institutional Investors” include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations, and insurance company separate accounts); employer-sponsored retirement plans (which, for this purpose, do not include SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a financial intermediary that has entered into an agreement with the Distributor to purchase such shares; clients of financial intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform, in each case, with no minimum initial investment; clients investing through financial intermediaries that have entered into an agreement with the Distributor to offer such shares on a platform that charges a transaction based sales commission outside of the Fund, with a minimum initial investment of $1,000; tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family members of such persons, with a minimum initial investment of $1,000; clients of the trust departments of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans), (ii) otherwise have investment discretion, or (iii) act as custodian for at least $2 million in assets; and holders of certain BofA Corp. sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund.

Purchase Privileges of Certain Persons. Employees, officers, directors/trustees of BlackRock, Inc., BlackRock Funds, BofA Corp., The PNC Financial Services Group Inc., or their respective affiliates; and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Institutional Shares at lower investment minimums than stated in each Fund’s prospectus. In addition, employees, officers, directors/trustees previously associated with PNC Global Investment Servicing (U.S.) Inc. in its capacity as the Funds’ former Transfer Agent and/or accounting agent, and who, prior to July 1, 2010, acquired Investor A Shares in a Fund without paying a sales charge based on a waiver for such persons previously in effect, may continue to buy Investor A Shares in such Fund without paying a sales charge. A Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees, directors, and board members of other funds wishing to purchase shares of a Fund must satisfy the Fund’s suitability standards.

Initial Sales Charge Alternative—Investor A Shares

Investors who prefer an initial sales charge alternative may elect to purchase Investor A Shares. Investor A1 Shares are offered only (i) for purchase by certain employer-sponsored retirement plans and fee-based programs that have been previously approved by certain Funds, and (ii) to certain investors who currently hold Investor A1 Shares for dividend and capital gain reinvestment only. The Investor A1 initial sales charge does not apply to the transactions described in (i) and (ii). For ease of reference, Investor A, Investor A1 and Investor P (discussed below) Shares are sometimes referred to herein as “front-end load shares.” Investor A Shares of Index Funds (defined below) generally are not subject to an initial sales charge or front-end load.

Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with investments in Investor C, Investor C1, Investor C2 and Investor C3 Shares (sometimes referred to herein as “CDSC shares”). Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Investor A Shares, because over time the accumulated ongoing service and distribution fees on CDSC shares may exceed the front-end load shares’ initial sales charge and service fee. Although some investors who previously purchased Institutional Shares may no longer be eligible to purchase Institutional Shares of other Funds, those previously purchased Institutional Shares, together with all BlackRock front-end load and CDSC share holdings, will count toward a right of accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing CDSC shares service and distribution fees will cause CDSC shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing front-end load shares’ service fees will cause Investor A, Investor A1, Investor P and Service Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional Shares.

See “Information on Sales Charges and Distribution Related Expenses — Investor A Sales Charge Information” in Part I of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor in connection with Investor A and Investor A1 Shares for the periods indicated.

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times a Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling front-end load shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Initial Sales Charge—Investor P Shares

Certain Funds offer Investor P Shares as described in each such Fund’s Prospectus, Investor P Shares are available for purchase only through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer such shares and are subject to an initial sales charge. The ongoing front-end load shares’ services fees will cause Investor P Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Investor A Shares of the same Fund.

See “Information on Sales Charges and Distribution Related Expenses” in Part I of each Fund’s SAI for information about amounts paid to the Distributor in connection with Investor P Shares for the periods indicated.

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times a Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling front-end load shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Certain investors may be eligible for a reduction in or waiver of a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. Financial intermediaries may, in connection with a change in account type or otherwise in accordance with a financial intermediary’s policies and procedures, exchange shares of a Fund from one class of shares to another class of shares of the same Fund provided that the exchanged shares are not subject to a contingent deferred sales charge and that shareholders meet the eligibility requirements of the new share class. Certain sales load reductions and waivers may be available to customers of certain financial intermediaries, as described under “Intermediary-Defined Sales Charge Waiver Policies” in the Fund’s prospectus.

Reinvested Dividends. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

Rights of Accumulation. Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor A1, Investor B, Investor C, Investor C1, Investor C2, Investor C3, Investor P, Institutional and Class K Shares in most BlackRock Funds and the investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares. Certain Funds employ a “passive” management approach and attempt to match the performance of a target index as closely as possible before the deduction of Fund expenses (“Index Funds”). Although Investor A Shares of Index Funds generally are not subject to a sales charge, an investor’s existing Investor A, Investor A1, Investor C, Investor C1, Investor C2, Investor C3, Investor P, Institutional and Class K Shares in the Index Funds may be combined with the amount of an investor’s current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge.

Letter of Intent. An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor C, Investor P, Institutional and/or Class K Shares and/or make an investment through the BlackRock CollegeAdvantage 529 Program in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund. The market value of current holdings in the BlackRock Funds (including Investor A, Investor B, Investor C, Investor P, Institutional and Class K Shares and the BlackRock CollegeAdvantage 529 Program Class A and Class C Units) as of the date of commencement that are eligible under the Right of Accumulation may be counted towards the sales charge reduction. The investor must notify the Fund of (i) any current holdings in the BlackRock Funds and/or the BlackRock CollegeAdvantage 529 Program that should be counted towards the sales charge reduction and (ii) any subsequent purchases that should be counted towards the Letter of Intent. During the term of the Letter of Intent, the Fund will hold Investor A Shares and/or Investor P Shares, as applicable, representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares and/or Investor P Shares, as applicable, held in escrow to pay the difference.

Placement Fees.

BlackRock may pay placement fees to dealers on purchases of Investor A and Investor P Shares of all Funds, which may depend on the policies, procedures and trading platforms of your financial intermediary.

Except as noted below these placement fees may be up to the following amounts for Investor A Shares:

$1 million but less than $3 million	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, the placement fees may be up to the following amounts:

$250,000 but less than $3 million	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to BlackRock Alternative Capital Strategies Fund of BlackRock FundsSM, BlackRock Balanced Capital Fund, Inc. and BlackRock Tactical Opportunities Fund of BlackRock FundsSM the placement fees may be up to the following amounts:

$1 million but less than $3 million	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to FDP BlackRock CoreAlpha Bond Fund of FDP Series, Inc. the placement fees may be up to the following amounts:

$1 million but less than $3 million	0.50%
$3 million but less than $15 million	0.25%
$15 million and above	0.15%

With respect to BlackRock Managed Income Fund of BlackRock Funds II, the placement fees may be up to the following amounts:

$250,000 but less than $3 million	0.50%
$3 million but less than $15 million	0.25%
$15 million and above	0.15%

With respect to Investor P Shares of BlackRock LifePath® Index 2020 Fund, BlackRock LifePath® Index 2025 Fund, BlackRock LifePath® Index 2030 Fund, BlackRock LifePath® Index 2035 Fund, BlackRock LifePath® Index 2040 Fund, BlackRock LifePath® Index 2045 Fund, BlackRock LifePath® Index 2050 Fund, BlackRock LifePath® Index 2055 Fund, BlackRock LifePath® Index 2060 Fund and BlackRock LifePath® Index Retirement Fund, each a series of BlackRock Funds III, the placement fees may be up to 0.10% on sales of Investor P Shares of $1,000,000 and above.

For the tables above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares of FDP BlackRock CoreAlpha Bond Fund of FDP Series, Inc. will result in a placement fee of up to 0.50% on the first $3 million and 0.25% on the final $1 million).

Other. The following persons may also buy Investor A or Investor P Shares without paying a sales charge: (a) certain employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs); (b) rollovers of current investments through certain employer-sponsored retirement plans provided the shares are transferred to the same BlackRock Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a BlackRock IRA through an account directly with the Fund; or purchases by IRA programs that are sponsored by financial intermediary firms provided the financial intermediary firm has entered into a Class A or Investor P Net Asset Value agreement, as applicable, with respect to such program with the Distributor; (c) insurance company separate accounts; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund; (e) persons participating in a fee-based program (such as a wrap account) under which they pay advisory fees to a broker-dealer or other financial institution; (f) financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee; (g) state sponsored 529 college savings plans; and (h) persons involuntarily liquidated from a Fund, who within 60 days of liquidation buy new shares of another BlackRock Fund (but only up to the amount that was liquidated). The following persons associated with the Funds, the Fund’s Manager, Sub-Advisers, Transfer Agent, Distributor, fund accounting agents, Barclays PLC and their affiliates may buy Investor A or Investor P Shares of each of the Funds without paying a sales charge to the extent permitted by these firms including: (a) officers, directors and partners; (b) employees and retirees; (c) employees or registered representatives of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons (“immediate family members” shall be defined as the investor, the investor’s spouse or domestic partner, children, parents and siblings); and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). Investors who qualify for any of these exemptions from the sales charge should purchase Investor A or Investor P Shares. In addition, a sales charge waiver may be available for investors exchanging Investor A Shares of one BlackRock Fund for Investor P Shares of another BlackRock Fund, or exchanging Investor P Shares of one BlackRock Fund for Investor A Shares of another BlackRock Fund, through an intermediary-processed exchange, provided that the investor had previously paid a sales charge with respect to such shares. The availability of Investor A or Investor P Shares sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

If you invest $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio and BlackRock Managed Income Fund of BlackRock Funds II, BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust and BlackRock New Jersey Municipal Bond Fund, BlackRock New York Municipal Opportunities Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Credit Strategies Income Fund and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more in Investor A or Investor P Shares, as applicable, you may not pay an initial sales charge. However, if you redeem your Investor A or Investor P Shares, as applicable, within eighteen months after purchase, you may be charged a deferred sales charge. The deferred sales charge on Investor A or Investor P Shares, as applicable, is not charged in connection with: (a) redemptions of Investor A or Investor P Shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in a Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70  1⁄2 from IRA and 403(b)(7) accounts; (d) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59  1⁄2 years old and you purchased your shares prior to October 2, 2006; (e) redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or its affiliates; (f) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Code) subsequent to the purchase of Investor A or Investor P Shares; (g) involuntary redemptions of Investor A or Investor P Shares in accounts with low balances; (h) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (i) redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and (j) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

With respect to certain employer-sponsored retirement plans, if a dealer waives its right to receive a placement fee, the Fund may, at its own discretion, waive the CDSC (as defined below) related to purchases of $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio and BlackRock Managed Income Fund of BlackRock Funds II, BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust and BlackRock New Jersey Municipal Bond Fund, BlackRock New York Municipal Opportunities Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Credit Strategies Income Fund and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more of Investor A or Investor P Shares. This may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

Investor A and Investor P Shares are also available at net asset value to investors that, for regulatory reasons, are required to transfer investment positions from a foreign registered investment company advised by BlackRock or its affiliates to a U.S. registered BlackRock-advised fund.

Acquisition of Certain Investment Companies. Investor A and Investor P Shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Investor A, Investor A1 or Investor P Shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternative—Investor C Shares

Investors choosing the deferred sales charge alternative should consider Investor C Shares if they are uncertain as to the length of time they intend to hold their assets in a Fund. If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. A Fund will not accept a purchase order of $500,000 or more for Investor C Shares (may be lower on funds that have set a lower breakpoint for NAV). Your financial intermediary may set a lower maximum for Investor C Shares.

If you select Investor C, Investor C1, Investor C2 or Investor C3 Shares, you do not pay an initial sales charge at the time of purchase. Investor C1, Investor C2 and Investor C3 Shares are offered only (i) for purchase by certain employer-sponsored retirement plans and fee-based programs previously approved by certain Funds, and (ii) to certain investors who currently hold Investor C1, Investor C2 or Investor C3 Shares for dividend and capital gain reinvestment.

The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for the reduction in initial sales charges. CDSC shares are subject to ongoing service fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in CDSC shares.

BlackRock compensates financial advisers and other financial intermediaries for selling CDSC shares at the time of purchase from its own funds. Proceeds from the CDSC (as defined below) and the distribution fee are paid to the Distributor and are used by the Distributor to defray the expenses of securities dealers or other financial intermediaries related to providing distribution-related services to each Fund in connection with the sale of the CDSC shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each Fund to sell the CDSC shares without a sales charge being deducted at the time of purchase. See “Distribution and/or Shareholder Servicing Plans” below. Imposition of the CDSC and the distribution fee on CDSC shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Dealers will generally immediately receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C, Investor C1, Investor C2 or Investor C3 Shares to certain employer-sponsored retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1 and Investor P Shares. These may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

Contingent Deferred Sales Charge—Investor C Shares

Investor C, Investor C1, Investor C2 and Investor C3 Shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. The CDSC does not apply to redemptions of Investor C1, Investor C2 and Investor C3 Shares by certain employer-sponsored retirement plans and to redemptions of Investor C1, Investor C2 and Investor C3 Shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In determining whether an Investor C Shares CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price of Investor C Shares. In addition, no CDSC will be assessed on Investor C Shares acquired through reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

See “Information on Sales Charges and Distribution Related Expenses — Investor C Sales Charge Information” in Part I of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor in connection with CDSC shares for the periods indicated.

Investor C Shares—Contingent Deferred Sales Charge Waivers and Reductions

The CDSC on Investor C, Investor C1, Investor C2 and Investor C3 Shares is not charged in connection with: (1) redemptions of Investor C, Investor C1, Investor C2 and Investor C3 Shares purchased through certain employer-sponsored retirement plans and fee-based programs previously approved by certain Funds and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (4) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006; (5) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (6) redemptions in connection with a shareholder’s death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Code) subsequent to the purchase of Investor C, Investor C1, Investor C2 or Investor C3 Shares; (7) withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares; (8) involuntary redemptions of Investor C, Investor C1, Investor C2 or Investor C3 Shares in accounts with low balances as described in “Redemption of Shares” below; (9) redemptions made pursuant to a systematic withdrawal plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (10) redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and (11) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor C, Investor C1, Investor C2 or Investor C3 Shares acquired through the reinvestment of dividends or distributions.

Certain CDSC waivers and reductions on Investor C Shares may be available to customers of certain financial intermediaries, as described under “Intermediary-Defined Sales Charge Waiver Policies” in the Fund’s prospectus.

Class R Shares

Certain of the Funds offer Class R Shares as described in each such Fund’s Prospectus. Class R Shares are available only to certain employer-sponsored retirement plans. Class R Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing distribution fee of 0.25% per year and an ongoing service fee of 0.25% per year. Distribution fees are used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion. Service fees are used to compensate securities dealers and other financial intermediaries for service activities.

If Class R Shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.

Class K Shares

Class K Shares of the Fund are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a financial intermediary that has entered into an agreement with the Fund’s Distributor to purchase such shares, (iii) “Institutional Investors,” which include but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a financial intermediary that has entered into an agreement with the Fund’s Distributor to purchase such shares, (iv) fee-based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Fund’s Distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee-based advisory clients through an omnibus account held at the Fund or (b) transacts in the Fund’s shares through another intermediary that has executed such an agreement and (v) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund in the same account since August 15, 2016. The agreement referenced in (iv) above shall appear in a supplemental agreement to any selling, sub-transfer agent, or distribution and marketing agreement.

Class K Shares of the Fund are also available to employees, officers and directors/trustees of BlackRock, Inc. and BlackRock Funds and immediate family members of such persons, if they open an account directly with BlackRock. Eligible individuals who would like to convert existing holdings to Class K Shares must contact BlackRock.

Service Shares

Certain Funds offer Service Shares, which are available only to certain investors, including: (i) certain financial institutions, such as banks and brokerage firms, acting on behalf of their customers; (ii) certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996; and (iii) participants in the Capital DirectionsSM asset allocation program. Service Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing service fee as set forth in the applicable Fund’s prospectus.

BlackRock Shares

Certain Funds offer BlackRock Shares, which are available only to certain investors. BlackRock Shares are offered without a sales charge to institutional and individual investors, registered investment advisers and certain fee-based programs.

Distribution and/or Shareholder Servicing Plans

Each Fund has adopted a plan (each, a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act with respect to certain share classes that allows the Fund to pay distribution fees for the sale of its shares and shareholder servicing fees for certain services provided to its shareholders.

Pursuant to the Plans, a Fund may pay BRIL and/or BlackRock, or any other affiliate or significant shareholder of BlackRock, fees for distribution and sales support services with respect to Investor A, Investor A1, Investor C, Investor C1, Investor C2, Investor C3, Investor P, Service and Class R Shares. Currently, as described further below, only Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares bear the expense of distribution fees under a Plan.

Each Fund has entered into a distribution agreement with BRIL under which BRIL, as agent, offers shares of each Fund on a continuous basis. BRIL has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BRIL’s principal business address is 40 East 52nd Street, New York, NY 10022. BRIL is an affiliate of BlackRock.

Pursuant to the Plans, each Fund may also pay shareholder servicing fees (also referred to as general shareholder liaison services fees) to affiliated and unaffiliated brokers, dealers, financial institutions, insurance companies, retirement plan record-keepers and other financial intermediaries (including BlackRock, BRIL, PNC and their affiliates) (collectively, “Service Organizations”) for certain support services rendered by Service Organizations to their customers (“Customers”) who are the beneficial owners of Investor A, Investor A1, Investor C, Investor C1, Investor C2, Investor C3, Investor P, Service and Class R Shares of a Fund. Such services are intended to supplement the services provided by the Fund’s Administrators and Transfer Agent to the Fund’s shareholders of record.

The support services provided by Service Organizations are general shareholder liaison services, which include, but are not limited to: (i) answering Customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions or repurchases of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. The shareholder servicing fees payable pursuant to the Plans are paid to compensate Service Organizations for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares.

Payments under the Plans are based on a percentage of average daily net assets attributable to the shares in the applicable share class regardless of the amount of expenses incurred. As a result, payments under the Plans may be more or less than expenses incurred in connection with providing distribution and/or shareholder services with respect to the related class. Information with respect to the payments under the Plans and expenses incurred in providing services with respect to the related class is presented to the Directors for their consideration quarterly. Payments under the Plans consist of the shareholder servicing fees and the distribution fees. Expenses with respect to providing distribution and/or shareholder services with respect to a class may consist of Service Organization financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses. Payments under the Plans with respect to one class will not be used to finance the expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Each Plan is subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and the related class of shareholders. In approving a Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Plan will benefit the Fund and its related class of shareholders. The Plan provides, among other things, that: (i) the Board of Directors shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Directors, including the directors who are not “interested persons” of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Directors”), acting in person at a meeting called for said purpose in accordance with Rule 12b-1 under the Investment Company Act; (iii) any material amendment thereto must be approved by the Board of Directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the Board of Directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s Directors who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested Directors. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such Plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

Each Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Directors, or by vote of the holders of a majority of the shares of such class.

See “Distribution Related Expenses” in Part I of each Fund’s SAI for information relating to the fees paid by your Fund to the Distributor under each Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) imposes a limitation on certain asset-based sales charges such as the distribution fee borne by Class R Shares, and the distribution fee and the CDSC borne by the Investor C Shares. This limitation does not apply to the shareholder servicing fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Investor C and Class R Shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). See Part I, Section V “Information on Sales Charges and Distribution Related Expenses” of each Fund’s SAI for comparative information as of your Fund’s most recent fiscal year end with respect to, if applicable, the Investor C and Class R Shares of your Fund.

Other Payments by the Fund

In addition to shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and/or shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

Additional Payments by BlackRock

From time to time, BlackRock, BRIL and/or their affiliates (referred to in this section collectively as “BlackRock”) may compensate Service Organizations for the sale and distribution of shares of a Fund, for services to a Fund and its shareholders and/or for data provision or technology support. A Service Organization may perform these obligations itself or may arrange for a third party to perform them. These payments, which are not made pursuant to a Plan or otherwise paid by a Fund, are referred to as “Additional Payments” herein.

Additional Payments are made from BlackRock’s own assets (which may come directly or indirectly from fees paid by a Fund to BlackRock for various services, such as investment advisory services). These payments are not an additional charge to a Fund or its shareholders and do not change the price paid by shareholders for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Additional Payments made to Service Organizations are in addition to any distribution or shareholder servicing fees paid under any Plan of any Fund, any sales charges, commissions or other concessions described in the Prospectuses or this SAI, and any administrative, networking, recordkeeping, sub-transfer agency or sub-accounting fees payable by a Fund. Pursuant to applicable FINRA regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. While FINRA regulations limit the sales charges that shareholders may bear, there are no limits with regard to the amounts that BlackRock may pay out of its own assets.

Additional Payments may be made as a fixed dollar amount, may be based on the number of Customer accounts maintained by a Service Organization, may be based on a percentage of the value of shares sold to, or held by, Customers of the Service Organization involved, or may be calculated on another basis.

BlackRock negotiates Additional Payments with each Service Organization on an individual basis. Additional Payments may be different for different Service Organizations, and some Service Organizations may be paid pursuant to more than one of the calculations described above. Not all Service Organizations receive Additional Payments. Sales-based payments primarily create incentives to make new sales of shares of the Fund, and asset-based payments primarily create incentives to retain previously sold shares of the Fund. The level of payments made to these Service Organizations in any year will vary and may be limited to specific Funds or share classes. In certain cases, these payments may be subject to certain minimum payment levels.

The aggregate amount of Additional Payments made by BlackRock may be substantial and may be significant to certain Service Organizations. The categories of Additional Payments listed below are not mutually exclusive. The same Service Organization, or one or more of its affiliates, may receive payments under more than one category of Additional Payments. Such payments may be different for different Service Organizations and for different types of Funds.

A. Distribution and Marketing Support

Additional Payments may be made by BlackRock for distribution and marketing support activities. These payments may take the form of, among other things, “due diligence” payments for a Service Organization’s examination of a Fund; payments for providing extra employee training and information relating to a Fund; fees for access (in some cases on a preferential basis) to the Service Organization’s registered representatives, salespersons or other personnel, including at sales meetings and conferences; “shelf space” payments for placing the Fund on the Service Organization’s platform(s); “listing” fees for the placing of the Fund on a dealer’s list (which may be a preferred or recommended list) of mutual funds available for purchase by its Customers or in certain sales programs from time to time; fees for providing assistance in promoting the sale of the Fund’s shares (which may include promotions in communications with the Service Organization’s Customers, registered representatives, salespersons and/or other personnel); payments for the sale of shares and/or the maintenance of share balances; transaction fees (also referred to as “ticket charges”); and payments for infrastructure support. These payments normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund.

B. Shareholder Services

Many Fund shares are owned or held by Service Organizations for the benefit of their Customers. In these situations, a Fund may not maintain accounts in the name of the Customers and Service Organizations may perform some of the functions for these Customers’ accounts that the Transfer Agent would have performed if the accounts had been in the Customers’ names on the Fund’s books. Such services include sub-accounting services, shareholder servicing and transaction processing services and are sometimes referred to as “recordkeeping,” “sub-transfer agency,” “sub-accounting,” “networking” and/or “administrative” services. Additional Payments may exceed amounts that would be earned on these assets by the Transfer Agent for the performance of these or similar services. These Additional Payments made by BlackRock are in addition to any transfer agent, shareholder servicing and transaction processing fees paid by a Fund, as applicable.

BlackRock has entered into an arrangement with PNC Bank whereby PNC Bank provides administration services to certain Funds for the assets it holds in such Funds, and BlackRock and/or the Funds in return pays monthly fees to PNC Bank. These fees, which are subject to negotiation, will not exceed 0.07% for assets in certain money market funds, 0.20% for assets in certain fixed income funds, 0.25% for assets in certain equity funds and 0.05% for assets in certain index funds.

C. Data Provision and Technology Support

BlackRock may make Additional Payments to Service Organizations for the provision of certain analytical or other data services relating to the Funds, such as statistical information regarding sales of the Funds, or technology support. Such Additional Payments are generally made as a fixed dollar amount, and not based on assets or sales.

D. Service Organizations Receiving Additional Payments

As of the date of this SAI, the Service Organizations listed below, and, in some cases, certain of the Service Organization’s affiliates, may be receiving one or more types of Additional Payments. This list may change over time, and BlackRock may pay Service Organizations or their affiliates additional types of Additional Payments in the future. Please contact your Service Organization to determine whether it or its affiliate currently may be receiving such payments and to obtain further information regarding any such payments.

AccuTech Systems Corporation

ADP Broker-Dealer, Inc.

Advisor Group, Inc.

Alight Solutions LLC

Allianz Life Financial Services, LLC

Allianz Life Insurance Company of New York

Allianz Life Insurance Company of North America

American Enterprise Investment Services, Inc.

American Fidelity Assurance Company

American Fidelity Securities, Inc.

American General Life Insurance Company

American United Life Insurance Company

Annuity Investors Life Insurance Company

Ascensus Broker Dealer Services, Inc.

Ascensus, Inc.

AXA Advisors, LLC

AXA Equitable Life Insurance Company

Bank of America, N.A.

Bank of New York Mellon, The

Barclays Capital Inc.

BB&T Retirement & Institutional Services

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

BlackRock Advisors, LLC

BMO Capital Markets Corp.

BNP Paribas Investment Partners UK Limited

BNY Mellon, N.A.

BOKF, N.A.

Broadridge Business Process Outsourcing, LLC

Brown Brothers Harriman & Co.

Capital One, N.A.

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Group

Cetera Financial Specialists LLC

Cetera Investment Services LLC

Charles Schwab & Co., Inc.

Charles Schwab Bank

Chicago Mercantile Exchange Inc.

Citco Securities, LLC

CitiBank, National Association

Citigroup Global Markets, Inc.

Citizens Business Bank

CME Shareholder Servicing LLC

CMFG Life Insurance Company

Comerica Bank

Commonwealth Financial Network

Computershare Trust Company

Conduent HR Services, LLC

Credit Suisse Securities (USA) LLC

CSC Trust Company of Delaware

Delaware Life Insurance Company

Delaware Life Insurance Company of New York

Deutsche Bank AG

Deutsche Bank Trust Company Americas

Digital Retirement Solutions, Inc.

Edward D. Jones & Co., L.P.

Empire Fidelity Investments Life Insurance Company

E*trade Savings Bank

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Fidelity Investments Life Insurance Company

Fifth Third Securities, Inc.

First Allied Securities, Inc.

First Hawaiian Bank

First Mercantile Trust Company

First MetLife Investors Insurance Company

First Republic Bank

First Security Benefit Life Insurance and Annuity Company of New York

First Symetra National Life Insurance Company of New York

FIS Brokerage & Securities Services LLC

Forethought Life Insurance Company

FSC Securities Corporation

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company of New York

Girard Securities, Inc.

Global Atlantic Distributors, LLC

Goldman Sachs & Co.

Great-West Financial Retirement Plan Services, LLC

Great-West Life & Annuity Insurance Company

Great-West Life & Annuity Insurance Company of New York

Guardian Insurance & Annuity Company, Inc., The

GWFS Equities, Inc.

Hartford Funds Management Company

Hartford Securities Distribution Company, Inc.

Hazeltree Fund Services, Inc.

Hightower Securities, Inc.

Hilltop Securities Inc.

HSBC Bank USA, N.A.

Huntington Investment Company, The

Institutional Cash Distributors, LLC

Integrity Life Insurance Company

INVEST Financial Corporation

Investment Centers of America, Inc.

J.P. Morgan Securities LLC

Jefferies LLC

Jefferson National Life Insurance Company

Jefferson National Life Insurance Company of New York

John Hancock Life Insurance Company

John Hancock Life Insurance Company of New York

John Hancock Trust Company

JPMorgan Chase Bank, N.A.

Kestra Investment Services, LLC

Ladenburg Thalmann Advisor Network LLC

Lincoln Financial Advisors Corporation

Lincoln Financial Distributors, Inc.

Lincoln Financial Securities Corporation

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Lincoln Retirement Services LLC

LPL Financial LLC

M&T Securities Inc.

Manufacturers and Traders Trust Company

Massachusetts Mutual Life Insurance Company

Members Life Insurance Company

Mercer HR Services, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metavante Corporation

MetLife Insurance Company USA

Metropolitan Life Insurance Company

Mid Atlantic Capital Corporation

Midland Life Insurance Company

Minnesota Life Insurance Company

Mizuho Securities USA Inc.

MML Distributors, LLC

MML Investors Services, LLC

Morgan Stanley & Co. LLC

Morgan Stanley Distribution, Inc.

Morgan Stanley Smith Barney LLC

MUFG Union Bank, National Association

National Financial Services LLC

National Integrity Life Insurance Company

National Life Insurance Company

National Planning Corporation

National Planning Holdings, Inc.

Nationwide Financial Services, Inc.

Nationwide Fund Distributors LLC

Nationwide Retirement Solutions

NCB Federal Savings Bank

New England Pension Plan Systems, LLC

New York Life Insurance and Annuity Corporation

Newport Retirement Services, Inc.

NEX Treasury Limited

Northbrook Bank & Trust Company

Northwestern Mutual Investment Services, LLC

NYLife Distributors LLC

Oppenheimer & Co., Inc.

Orion Advisor Services, LLC

Pacific Life & Annuity Company

Pacific Life Insurance Company

Pacific Select Distributors, LLC

Park Avenue Securities LLC

Pershing LLC

PFPC Inc.

PFS Investments Inc.

Piper Jaffray & Co.

PNC Bank, National Association

PNC Capital Markets LLC

PNC Investments LLC

Primerica Shareholder Services, Inc.

Principal Life Insurance Company

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Annuities Distributors, Inc.

Prudential Insurance Company of America

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Regions Bank

Reliance Trust Company

Reliastar Life Insurance Company

Reliastar Life Insurance Company of New York

RiverSource Distributors, Inc.

RiverSource Life Insurance Co. of New York

RiverSource Life Insurance Company

Robert W Baird & Co Incorporated

Royal Alliance Associates, Inc.

SagePoint Financial, Inc.

Sammons Retirement Solutions, Inc.

Saturna Trust Company

Security Benefit Life Insurance Company

Security Financial Resources, Inc.

Security Life of Denver Insurance Company

SEI Private Trust Company

SG Americas Securities, LLC

SII Investments, Inc.

Silicon Valley Bank

Standard Insurance Company

State Street Global Markets, LLC

Stifel, Nicolaus & Company, Incorporated

Summit Brokerage Services, Inc.

SunTrust Bank

SVB Asset Management

Symetra Life Insurance Company

Syntal Capital Partners, LLC

T. Rowe Price Retirement Plan Services, Inc.

Talcott Resolution Life Insurance Company

Talcott Resolution Life and Annuity Insurance Company

TD Ameritrade Clearing, Inc.

TD Ameritrade Trust Company

TD Ameritrade, Inc.

Teachers Insurance and Annuity Association of America

TIAA-CREF Tuition Financing, Inc.

Transamerica Advisors Life Insurance Company

Transamerica Financial Life Insurance Company

Treasury Brokerage

U.S. Bancorp Investments, Inc.

U.S. Bank, National Association

UBATCO & Co.

UBS Financial Services, Inc.

UBS Securities LLC

UMB Bank, National Association

United States Life Insurance Company in the City of New York, The

VALIC Retirement Services Company

Vanguard Group, Inc., The

Vanguard Marketing Corporation

Venerable Insurance and Annuity Company

Voya Financial Advisors, Inc.

Voya Financial Partners, LLC

Voya Institutional Plan Services, LLC

Voya Investments Distributor, LLC

Voya Retirement Insurance and Annuity Company

Wells Fargo Advisors, LLC

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Bank, N.A.

Wells Fargo Clearing Services, LLC

Wells Fargo Investments, LLC

Wells Fargo Securities, LLC

Wilmington Trust, National Association

Woodbury Financial Services, Inc.

ZB, National Association

E. Sponsorship and Other Incentive Payments and Services

In addition to the Additional Payments described above, BlackRock may contribute to various other incentive arrangements to promote the sale of shares, including hosting proprietary and financially sponsoring Service Organizations’ training and educational seminars, conferences, meetings or events. BlackRock may also pay for the travel, meal, lodging and other expenses of Service Organizations and their salespersons or other personnel in connection with educational and sales promotional programs. This compensation is not included in, and is made in addition to, the Additional Payments described above. These payments may be made directly to the Service Organizations or their affiliates, or to a third party vendor, and may vary depending upon the nature of the event or the relationship and are subject to applicable laws and regulations, including the rules of applicable self-regulatory organizations, such as FINRA. BlackRock may pay Service Organizations additional types of incentive compensation in the future to the extent not prohibited by applicable laws or regulations.

Separately, BlackRock has developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Service Organizations. BlackRock configures these tools and calculators and localizes the content for Service Organizations as part of its customary digital marketing support and promotion of the Funds or other BlackRock funds, iShares exchange traded funds and other exchange traded products.

F. Conflicts

Additional Payments made by BlackRock to a Service Organization or its affiliates or other incentive arrangements may be an important factor in the Service Organization’s willingness to support the sale of a Fund and/or particular share class through its distribution system or to perform services with respect to such Fund. Additional Payments and other incentive arrangements may also be important factors in the Service Organization’s willingness to recommend the BlackRock Fund complex in general.

BlackRock may be motivated to pay Additional Payments and other incentive compensation to promote the sale of Fund shares to Customers of Service Organizations and the retention of those investments by such Customers. To the extent Service Organizations sell more shares of a Fund or retain shares of a Fund in their Customers’ accounts, BlackRock benefits from the incremental management and other fees paid by the Fund with respect to those assets.

Service Organizations may have financial incentives for recommending a particular Fund, share class or fund complex over another. Service Organizations may charge their Customers additional fees in connection with the purchase or redemption of Fund shares or for account-related services which are in addition to the sales and other charges described in the Fund’s Prospectus and this SAI. Such charges may vary among Service Organizations but in all cases will be retained by the Service Organization and will not be remitted to a Fund or BlackRock.

Shareholders should consider whether such incentives exist when evaluating any recommendations from a Service Organization to purchase or sell shares of a Fund and when considering which share class is most appropriate. You should consult with your Service Organization, and review carefully any disclosure by the Service Organization, as to compensation received by it or its affiliates and for more information about the payments described above.

REDEMPTION OF SHARES

Shares normally will be redeemed for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances (valued in the same way as they would be valued for purposes of computing a Fund’s NAV), in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities and other assets selected from the Fund’s portfolio holdings at its discretion. In-kind payment means payment will be made in portfolio securities and other assets rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities and other assets to cash. In an in-kind redemption, a pro-rata portion of a Fund’s portfolio holdings will generally be distributed to the redeeming shareholder, but an Index Fund may, under certain circumstances, deviate from pro-rata redemption if the securities and other assets to be distributed are deemed to be a fair representation of portfolio holdings and the interests of the remaining shareholders in the Index Fund are not diluted. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of shares of each Fund at the time of redemption may be more or less than your cost at the time of purchase, depending in part on the market value of the securities held by the Fund at such time. Except for any CDSC that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Each Fund, with other investment companies advised by the Manager, has entered into a joint committed line of credit with a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances. Each Fund may also borrow from another Fund pursuant to the Interfund Lending Program in order to meet redemption requests, to the extent permitted by the Fund’s investment policies and restrictions, as set forth in Part I of the Fund’s SAI, and subject to the conditions of the IFL Order, as described above under “Investment Risks and Considerations—Interfund Lending Program.”

Each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. Each Fund reserves the express right to redeem shares of the Fund involuntarily at any time if the Fund’s Board determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Redemption

Investor A, Investor A1, Investor C, Investor C1, Investor C2, Investor C3, Institutional and Class R Shares

Redeem by Telephone: You may sell Investor Shares, excluding Investor P Shares, held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (“ACH”) or wire transfer. Certain redemption requests, such as those in excess of these amounts, and those where (i) the Fund does not have verified banking information on file; or (ii) the proceeds are not paid to the record owner at the record address, must be in writing with a medallion signature guarantee provided by any “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. The three recognized medallion programs are Securities Transfer Agent Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees which are not a part of these programs will not be accepted. A notary public seal will not be acceptable. Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by BNY Mellon in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days. A Fund, its Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) a Fund does not have verified information on file, (iv) the request is by an individual other than the accountholder of record, (v) the account is held by joint tenants who are divorced, (vi) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (vii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redemption orders for Institutional Shares placed prior to 4:00 p.m. (Eastern time) on a business day will be priced at the NAV determined that day. If redemption orders are received by 4:00 p.m. (Eastern time) on a business day, payment for redeemed Institutional Shares will normally be wired in Federal Funds on the next business day. If the Federal Reserve Bank of Philadelphia is not open on the business day following receipt of the redemption order, the redemption order will be accepted and processed the next succeeding business day when the Federal Reserve Bank of Philadelphia is open, provided that the Fund’s custodian is also open for business.

Redeem by VRU: Investor Shares, excluding Investor P Shares, may also be redeemed by use of a Fund’s automated voice response unit service (“VRU”). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: Investor Shares, excluding Investor P Shares, may also be redeemed by logging onto the BlackRock website at www.blackrock.com. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: If you hold shares with the Transfer Agent you may redeem such shares without charge by writing to BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019. Redemption requests delivered other than by mail should be sent to BlackRock, 4400 Computer Drive, Westborough, Massachusetts 01588. If you hold share certificates issued by your Fund, the letter must be accompanied by certificates for the shares. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Redemptions of Investor P Shares and Class K Shares may be made in the manner and amounts described in the Prospectuses.

The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (“Fund Minimum”), and may redeem the shares in your account if the net asset value of those shares in your account falls below $500 for any reason, including market fluctuation.

You will be notified that the value of your account is less than the Fund Minimum before the Fund makes any involuntary redemption. This notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $500 before the Fund makes an involuntary redemption. This involuntary redemption will not charge any deferred sales charge, and may not apply to accounts of certain employer-sponsored retirement plans (not including IRAs), qualified state tuition plan (529 Plan) accounts, and select fee-based programs at your financial intermediary.

Repurchase

A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

These repurchase arrangements are for your convenience and do not involve a charge by the Fund (other than any applicable CDSC). However, Selling Dealers may charge a processing fee in connection with such transactions. In addition, securities firms that do not have selected dealer agreements with the Distributor may impose a transaction charge for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set out above.

Reinstatement Privilege — Investor A and Investor P Shares

Upon redemption of Investor A, Investor A1, Investor P or Institutional Shares, as applicable, shareholders may reinvest all or a portion of their redemption proceeds (after paying any applicable CDSC) in Investor A or Investor P Shares of the same or another BlackRock fund without paying a front-end sales charge. This right may be exercised within 90 days of the redemption, provided that the Investor A or Investor P Shares, as applicable, of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, the Transfer Agent must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax advisor concerning the tax consequences of exercising this reinstatement privilege.

SHAREHOLDER SERVICES

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor, your financial adviser, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in your Investment Account since the last statement. You also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.

You may transfer Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not. In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

If you are considering transferring a tax-deferred retirement account, such as an individual retirement account, from one selected securities dealer to another securities dealer or other financial intermediary, you should be aware that if the new firm will not take delivery of shares of the Fund, you must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.

Exchange Privilege

U.S. shareholders of Investor A, Investor A1, Investor C, Investor C1, Investor C2, Investor C3, Investor P, Class K and Institutional Shares of each Fund have an exchange privilege with certain other Funds. However, Investor A1, Investor C1, Investor C2 and Investor C3 Shares may only exchange out. The minimum amount for exchanges of Investor class shares is $1,000, although you may exchange less than $1,000 if you already have an account in the Fund into which you are exchanging. You may only exchange into a share class and a Fund that are open to new investors or in which you have a current account if the class or fund is closed to new investors. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for U.S. federal income tax purposes.

Exchanges of Investor A, Investor A1, Investor P, Class K and Institutional Shares. Institutional Shares are exchangeable with Institutional Shares of other Funds. Investor A and Investor A1 Shares are exchangeable for

Investor A Shares of other Funds to the extent such shares are offered by your Financial Intermediary. Investor P Shares are exchangeable for Investor P Shares of other Funds, to the extent such shares are offered by your Financial Intermediary. Class K Shares are exchangeable for Class K Shares of other Funds.

Exchanges of Institutional Shares outstanding for Institutional Shares of a second fund or for shares of a money market fund are effected on the basis of relative net asset value per Institutional Share. Exchanges of Investor A or Investor A1 Shares outstanding (“outstanding Investor A Shares”) for Investor A Shares of a second fund, or for shares of a money market fund (“new Investor A Shares”) are effected on the basis of relative net asset value per share. Exchanges of Investor P Shares outstanding for Investor P Shares of a second fund are effected on the basis of relative net asset value per share. Exchanges of Class K Shares outstanding for Class K Shares of a second fund, or for shares of a money market fund are effected on the basis of relative net asset value per share.

Exchanges of Investor C, Investor C1, Investor C2 and Investor C3 Shares. Shareholders of certain Funds with Investor C, Investor C1, Investor C2 and Investor C3 Shares outstanding (“outstanding Investor C Shares”) may exchange their shares for Investor C Shares of a second fund (“new Investor C Shares”) or for shares of a money market fund (“new money market fund Shares”) on the basis of relative net asset value per share, without the payment of any CDSC. Certain funds impose different CDSC schedules. For purposes of computing the CDSC upon redemption of new Investor C Shares or new money market fund Shares, as applicable, the time you held both the exchanged Investor C Shares and the new Investor C Shares or new money market fund Shares will count towards the holding period of the new Investor C Shares or new money market fund Shares.

Exchanges of Service Shares. Service Shares can be exchanged for Service Shares of Funds that are covered by selected dealer agreements with the Distributor.

Exchanges for Shares of a Money Market Fund. You may exchange any class of Investor shares, excluding Investor P Shares, for shares of an affiliated money market fund. If you exchange into BlackRock Summit Cash Reserves Fund (“Summit”), a series of BlackRock Financial Institutions Series Trust, you will receive one of two classes of shares: exchanges of Investor A, Investor A1 and Institutional Shares of a Fund will receive Investor A Shares of Summit and exchanges of Investor C, Investor C1, Investor C2 and Investor C3 Shares of a Fund will receive Investor B Shares of Summit. You may exchange Investor A Shares of Summit back into Investor A or Institutional Shares of a Fund, if you are eligible to hold such shares. You may exchange Investor B Shares of Summit back into Investor C Shares of a Fund and, in the event of such an exchange, the period of time that you held Investor B Shares of Summit will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC. Investor B Shares of Summit are subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Investor B Shares. Exchanges of Investor C Shares of a money market fund other than Summit for Investor C Shares of a Fund will be exercised at net asset value. However, a CDSC may be charged in connection with any subsequent redemption of the Investor C Shares of the Fund received in the exchange. In determining the holding period for calculating the CDSC payable on redemption of Investor C Shares of the Fund received in the exchange, the holding period of the money market fund Investor C Shares originally held will be added to the holding period of the Investor C Shares acquired through exchange.

Exchanges by Participants in Certain Programs. The exchange privilege may be modified with respect to certain participants in mutual fund advisory programs and other fee-based programs sponsored by the Manager, an affiliate of the Manager, or selected securities dealers or other financial intermediaries that have an agreement with a Distributor. See “Fee-Based Programs” below.

Exercise of the Exchange Privilege. To exercise the exchange privilege, you should contact your financial adviser or the Transfer Agent, who will advise each Fund of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealer or other financial intermediary. Each Fund reserves the right to require a properly completed exchange application.

A shareholder who wishes to make an exchange may do so by sending a written request to the Fund c/o the Transfer Agent at the following address: P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For U.S. federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Funds reserve the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Funds reserve the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders.

The Funds, the Administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds, the Administrators and BRIL will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain Funds may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or selected securities dealers or other financial intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional Shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional, selected securities dealer or other financial intermediary.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a Fund (other than a Municipal Fund) and certain of the other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.

Dividends received in each of the plans referred to above are exempt from U.S. federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

Investor Share shareholders and certain Service Share shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account. The minimum pre-authorized investment amount is $50. If you buy shares of a Fund through certain accounts, no minimum charge to your bank account is required. Contact your financial adviser or other financial intermediary for more information.

Automatic Dividend Reinvestment Plan

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Fund unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to the Transfer Agent, and will become effective with respect to dividends paid after its receipt by the Transfer Agent.

Systematic Withdrawal Plans

Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan (“SWP”). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a

Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day is not a business day, on the prior business day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A or Investor P Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No CDSC will be assessed on redemptions of Investor C, Investor C1, Investor C2 or Investor C3 Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor C, Investor C1, Investor C2 or Investor C3 Shares will not be subject to the CDSC if they do not exceed 1% (monthly), 3% (quarterly) and 6% (semi-annually), respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor C, Investor C1, Investor C2 or Investor C3 Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan described above (see “How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus) and the SWP at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which means funds so designated by the Distributor from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

PRICING OF SHARES

Determination of Net Asset Value

Valuation of Shares. The net asset value for each class of shares of each Fund is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open.

Valuation of securities held by each Fund is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a Fund values such security, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. Each Fund values fixed-income portfolio securities and non-exchange traded derivatives using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager and/or Sub-Adviser determine such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

All cash, receivables and current payables are carried on each Fund’s books at their face value.

Prices obtained from independent third-party pricing services, broker-dealers or market makers to value each Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Fund’s Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Funds may be traded on foreign exchanges or OTC markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

BlackRock, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Funds’ accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities of the Funds. The pricing of all Fair Value Assets is subsequently reported to the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) will seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to mutual funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Fund. In return for such services, BlackRock may cause a Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In the case of Feeder Funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Portfolio.

In selecting brokers or dealers to execute portfolio transactions, the Manager and sub-advisers seek to obtain the best price and most favorable execution for a Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances and, if applicable, subject to the restrictions of MiFID II as described further below, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

BlackRock, unless prohibited by applicable law, may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e) and MiFID II. Under MiFID II, EU investment managers, including BIL, will pay for any research out of their own resources and not through soft dollars or commission sharing arrangements. BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock, unless prohibited by applicable law, may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock, unless prohibited by applicable law, might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Effective January 3, 2018 under MiFID II, investment managers in the EU, including BIL, will no longer be able to use soft dollars to pay for research from brokers. Investment managers in the EU will be required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. MiFID II will restrict the use of soft dollars by sub-advisers to the Funds located in the EU, such as BIL, if applicable. BIL will pay for any research out of its own resources and not through soft dollars or commission sharing arrangements.

Payments of commissions to brokers who are affiliated persons of the Fund, or the Master Portfolio with respect to the Feeder Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act. Subject to policies established by the Board of Directors of the Master Portfolio, BlackRock is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Fund’s portfolio strategies.

See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by your Fund, including commissions paid to affiliates, if any, for the periods indicated.

Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the Commission. As a result, the portfolio turnover rates of a Money Market Fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Fund, the turnover rates should not adversely affect the Fund’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Manager or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Fund and for other investment accounts managed by the Manager or sub-advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and

(x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BRIL or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

Portfolio Turnover

While a Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

DIVIDENDS AND TAXES

Dividends

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in each Fund’s prospectus. Each Fund also intends to distribute all net realized capital gains, if any, as set forth in such Fund’s prospectus. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with U.S. federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If, in any fiscal year, a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

For information concerning the manner in which dividends may be reinvested automatically in shares of each Fund, see “Shareholder Services—Automatic Dividend Reinvestment Plan.” Shareholders may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on front-end load shares, CDSC shares and Service Shares will be lower than the per share dividends on Institutional Shares as a result of the service, distribution and higher transfer agency fees applicable to CDSC shares, the service fees applicable to front-end load shares and Service Shares, and the service and distribution fees applicable to Class R Shares. Similarly, the per share dividends on CDSC shares and Class R Shares will be lower than the per share dividends on front-end load shares and Service Shares as a result of the distribution fees and higher transfer agency fees applicable to CDSC shares and the distribution fees applicable to Class R Shares, and the per share dividends on CDSC shares will be lower than the per share dividends on Class R Shares as a result of the higher distribution fees and higher transfer agency fees applicable to CDSC shares.

Taxes

Each Fund intends to continue to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its investment company taxable income and net realized capital gains that it distributes to its shareholders in years in which it distributes at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest income, if any, for the year. To qualify as a RIC, a Fund must meet certain requirements regarding the source of its income and the composition and diversification of its assets. See Part II, “Investment Risks and Considerations—Investment Restrictions (All Funds)” for a discussion of the asset diversification requirements. In the case of a Feeder Fund, such Fund may look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying the asset diversification requirement and various other requirements of the Code applicable to RICs.

A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for taxation at a reduced tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, a Municipal Fund’s distributions derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest. Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for U.S. federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, at least 98% of its ordinary income, determined on a calendar year basis, and at least 98.2% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Net capital loss carryforwards may be applied against realized capital gains in each succeeding year, until they have been reduced to zero. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss

(including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular U.S. federal income tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to a non-corporate shareholder may be taxable to such shareholder at long-term capital gain rates provided the shareholder has held the shares on which the dividend was paid for at least 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend (or, in the case of certain accumulated dividends with respect to preferred stocks, the shareholder has held the shares on which the dividend was paid for at least 91 days during the 181-day period that begins on the date that is 90 days before the date on which the shares become ex-dividend with respect to such dividend). However, to the extent a Fund’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for U.S. federal income tax purposes and short-term capital gains, such distributions will not constitute “qualified dividend income.” In addition, distributions that are derived from securities lending income, such as substitute dividend payments, will not constitute “qualified dividend income.”

A 3.8% Medicare tax is imposed on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates.

A Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) is not subject to the 90% distribution requirement for taxation as a RIC, described above. If a Fund retains net capital gain, it is subject to tax on that gain, and may designate the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who will be required to include in income, as long-term capital gain, their proportionate shares of such undistributed net capital gain, will be deemed to have paid and may claim as a credit against their U.S. federal income tax liability (and as a refund to the extent it exceeds that liability) their proportionate shares of the tax paid by the Fund on that gain, and shall increase the tax basis of their shares in the Fund by the excess of the amount included in income over the amount allowed as a credit against their taxes.

Distributions in excess of a Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder’s shares and after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Distributions in excess of a Fund’s minimum distribution requirements (or taxable income) but not in excess of a Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital. A Fund’s capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits even if such carryforwards reduce current year realized gains. In the case of a Fund with a non-calendar taxable year, a Fund’s earnings and profits are allocated first to distributions made on or before December 31 of the taxable year, and then to distributions made after December 31 of the taxable year. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared. In the case of a Fund with a non-calendar taxable year, if the Fund reports more capital gain dividends than it earns in such taxable year, then the Fund will reduce the amounts reported as capital gains. Where possible, such reduction will first be allocated to dividends made after December 31 of such taxable year. A Fund may elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. This may have the effect of increasing the amount of dividends otherwise includible in the shareholder’s income with respect to the current taxable year.

If a shareholder of a Fund exercises an exchange privilege within 90 days of acquiring the shares of a Fund, but on or before January 31 of the following year, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

A Fund is also generally required by law to report to each shareholder and to the IRS cost basis information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. This information includes the adjusted cost basis of the shares, the gross proceeds from disposition, and whether the gain or loss is long-term or short-term. The adjusted cost basis of shares will be based on the default cost basis reporting method selected by the Fund, unless a shareholder, before the sale or redemption, informs the Fund that it has selected a different IRS-accepted method offered by the Fund. These requirements, however, will not apply for investments through an IRA or other tax-advantaged account. Shareholders should consult their tax advisors to determine the best cost basis method for their tax situation, and to obtain more information about how these new cost basis reporting requirements apply to them. For shares of a Fund acquired before January 1, 2012, these new requirements will not apply, but the Fund will continue to report to the IRS the gross proceeds received by a shareholder from the sale or redemption of such shares.

Certain Funds may invest in derivative contracts such as options, futures contracts, forward contracts and swap agreements. The U.S. federal income tax treatment of a derivative contract may not be as favorable as a direct investment in the underlying security and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, certain other dates as prescribed under the Code) are generally “marked-to-market,” and unrealized gains or losses are treated as though they were realized, which may increase the amount that must be distributed to meet distribution requirements and avoid the excise tax. In addition, the tax treatment of certain derivative contracts, such as swap agreements, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. If such future guidance limits the Fund’s ability to use derivatives, the Fund may have to find other ways of achieving its investment objectives.

A provision added to the Code by the Dodd-Frank Wall Street Reform and Consumer Protection Act clarifies that certain swap agreements, including exchange-traded swap agreements, are treated as notional principal contracts rather than as section 1256 contracts. This can affect the type of income earned by such swap agreements. Although all of the income on a notional principal contract is ordinary income, only some of the income on a section 1256 contract is short-term capital gain, which is generally taxable at ordinary income rates. The rest is long-term capital gain, which may be taxable at more favorable rates than ordinary income. Recently proposed regulations interpret what types of swap agreements are to be treated as notional principal contracts rather than as section 1256 contracts. When finalized, these regulations could result in the Fund having to treat more of its income on swap agreements and more of the distributions made to shareholders as ordinary income and less as long-term capital gains.

Certain Funds may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the stated redemption price of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities (other than pass-through entities to the extent owned by U.S. persons) generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Capital gain dividends paid to shareholders that are nonresident aliens or foreign entities, if and to the extent properly reported as capital gain dividends, generally will not be subject to a 30% withholding tax, unless certain exceptions apply. Dividends derived by a RIC from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens or foreign entities, if and to the extent properly reported as “short-term capital gain dividends” or “interest-related dividends”, respectively, generally will not be subject to U.S. withholding tax. Where possible, the Funds intend to report such dividends as interest-related dividends or short-term capital gain dividends. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related or short-term capital gain dividend. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be reported as interest-related dividends or short-term capital gain dividends under these rules.

Distributions to certain foreign shareholders by a Fund at least 50% of the assets of which are “U.S. real property interests” (as defined in the Code and Treasury regulations) at any time during the five-year period ending on the date of the distributions, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including shares in certain “U.S. real property holding corporations” such as certain REITs, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distributions), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the United States, which is generally subject to tax at the graduated rates applicable to U.S. shareholders, except for distributions to foreign shareholders that held no more than 5% of any class of stock of the Fund at any time during the previous one-year period ending on the date of the distributions. Such distributions may be subject to U.S. withholding tax and may require a foreign shareholder to file a U.S. federal income tax return. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund generally will be subject to U.S. withholding tax and generally will require the foreign shareholder to file a U.S. federal income tax return, although exceptions may apply if more than 50% of the value of the Fund’s shares are held by U.S. shareholders or the foreign shareholder selling or redeeming the shares has held no more than 5% of any class of stock of the Fund at any time during the five-year period ending on the date of the sale or redemption.

Provided that more than 50% of the value of a Fund’s stock is held by U.S. shareholders, redemptions and other distributions made in the form of U.S. real property interests (including shares in certain “U.S. real property holding corporations”, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distribution) generally will cause the Fund to recognize a portion of any unrecognized gain in the U.S. real property interests equal to the product of (i) the excess of fair market value of such U.S. real property interests over the Fund’s adjusted bases in such interests and (ii) the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of distribution.

Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale, redemption or disposition of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Under certain provisions of the Code, some shareholders may be subject to a 24% withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability, provided that the required information is timely forwarded to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in any combination of taxable years), the shareholder must file a disclosure statement on IRS Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Dividends and interest received and capital gains realized by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund more than 50% by value of the assets of which at the close of a taxable year are foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and certain tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if a Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. Further, to the extent that a Fund engages in securities lending with respect to a security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit.

Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification from the special treatment afforded RICs under the Code.

If a Fund invests in underlying funds, the Fund’s realized losses on sales of shares of underlying funds may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by underlying funds will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of underlying funds, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund’s expected investment in the underlying funds and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest otherwise.

A Fund may take certain positions through a wholly-owned (or majority-owned), foreign subsidiary (the “Subsidiary”). It is expected that the Subsidiary will be a “controlled foreign corporation” and that all of its net income will be “subpart F income” for U.S. federal income tax purposes. If that is the case, the Fund will be required to report all of the Subsidiary’s net income as ordinary income regardless of whether that income would be treated differently (for example, as capital gain) at the Subsidiary level and regardless of whether that income is distributed to the Fund. (Previously taxed income will not, however, be taxable again when distributed.) In order to qualify as a RIC, at least 90% of the Fund’s gross income for the taxable year must be qualifying income. The IRS has proposed regulations that if finalized in current form would specify that a subpart F income inclusion for U.S. federal income tax purposes will be treated as qualifying income only to the extent that the Subsidiary makes distributions out of its earnings and profits in the same taxable year. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s other income. It is not expected that the Subsidiary will be subject to an entity-level federal tax.

If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes. A Fund may be subject to U.S. federal income tax, and interest charges (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. However, a Fund may elect to “mark-to-market” at the end of each taxable year shares that it holds in PFICs. The election is made separately for each PFIC held and, once made, would be effective for all subsequent taxable years, unless revoked with consent from the IRS. Under this election, a Fund would recognize as ordinary income any increase in the value of its shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, a Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified either as a partnership or a separate disregarded entity (depending on the particular Master Portfolio) for U.S. federal income tax purposes. If applicable tax provisions were to change the classification of a Master Portfolio, then the Board of Directors of a Feeder Fund would determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.

Shareholders of each Fund are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes with respect to their Fund. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed in this discussion, and any such changes or decisions may have a retroactive effect.

PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data, and, if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield each is based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for each class of shares in accordance with a formula specified by the Commission.

Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares, and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares, but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return, after taxes, on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares. The taxes due on dividends are calculated by applying to each dividend the highest applicable marginal U.S. federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character (including eligibility for the maximum 20% tax rate applicable to qualified dividend income) of each dividend. The taxable amount and tax character of each dividend are specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to U.S. federal tax law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return, after taxes, on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest applicable marginal U.S. federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character (including eligibility for the maximum 20% tax rate applicable to qualified dividend income) of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted in Part I of each Fund’s Statement of Additional Information. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund’s yield that is not tax-exempt.

A Fund’s total return will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of front-end load shares or the waiver of the CDSC in the case of CDSC shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC waiver and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

On occasion, a Fund may compare its performance to, among other things, the Fund’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper Inc., Morningstar, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period. In addition, from time to time a Fund may include the Fund’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Fund may quote in advertisements or other materials other applicable measures of Fund performance and may also make reference to awards that may be given to the Manager. Certain Funds may also compare their performance to composite indices developed by Fund management.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines and procedures (the “BlackRock Proxy Voting Guidelines”). Under the BlackRock Proxy Voting Guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. The Manager maintains policies and procedures that are designed to prevent undue influence on the Manager’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and the Manager, the Manager’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of the Manager’s Corporate Governance Group from the Manager’s employees with sales and client responsibilities. In addition, the Manager maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to the Manager’s relationship with the issuer of the proxy or dissident shareholder. In certain instances, the Manager may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. Copies of both the Funds’ Proxy Voting Policy and the BlackRock Proxy Voting Guidelines are attached as Appendix B.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund. Shareholders of a class that bears distribution and/or service expenses have exclusive voting rights with respect to matters relating to such distribution and service expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

No Fund intends to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in each Fund’s Prospectus. Each share of each class of Common Stock is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

For Funds organized as Maryland corporations, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of a minimum percentage of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law.

Certain of the Funds are organized as “Massachusetts business trusts.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust establishing a trust, a copy of which for each applicable Fund, together with all amendments thereto (the “Declaration of Trust”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of the trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust also provides that a trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

Certain Funds are organized as Delaware statutory trusts.

Additional Information

Under a separate agreement, BlackRock has granted certain Funds the right to use the “BlackRock” name and has reserved the right to (i) withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock Advisors, LLC or BlackRock Fund Advisors, as applicable, as investment adviser and (ii) to grant the use of such name to any other company.

See “Additional Information—Principal Shareholders” in Part I of each Fund’s Statement of Additional Information for information on the holders of 5% or more of any class of shares of your Fund.

APPENDIX A

Description of Bond Ratings

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Short-Term Obligation Ratings

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation, and the promise we impute;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of Not Rated or NR is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Fitch long-term obligations rating scales are as follows:

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

BlackRock U.S. Registered Funds

iShares by BlackRock

Open-End Fund Proxy Voting Policy

Procedures Governing Delegation of Proxy Voting to Fund Adviser

December 29, 2017

The Boards of Trustees/Directors (“Directors”) of open-end funds advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”) (the “Funds”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.

BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.

BlackRock will report on an annual basis to the Directors on (1) all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines1, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

©2017 BlackRock

[1]	iShares MSCI Peru ETF and the Social Index Funds, as defined in Appendix A of the Proxy Voting Policy for Social Index Funds have separate Fund Proxy Voting Policies.

BlackRock

Global corporate governance & engagement principles

June 2014

INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

PHILOSOPHY ON CORPORATE GOVERNANCE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances. We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure;

•	supporting and overseeing management in setting strategy;

•	ensuring the integrity of financial statements;

•	making decisions regarding mergers, acquisitions and disposals;

•	establishing appropriate executive compensation structures; and

•	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

•	current employment at the company or a subsidiary;

•	former employment within the past several years as an executive of the company;

•	providing substantial professional services to the company and/or members of the company’s management;

•	having had a substantial business relationship in the past three years;

•	having, or representing a shareholder with, a substantial shareholding in the company;

•	being an immediate family member of any of the aforementioned; and

•	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the

independent members of the                  board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board                  specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee, which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision.

BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

•

BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

•

The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

•

BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

•

BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

•

In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.

As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

[FORM OF PROXY CARD]

STATE FARM VARIABLE PRODUCT TRUST

PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 14, 2018

The undersigned hereby appoints Joe R. Monk, Jr. and Paul J. Smith, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below-named fund(s) (the “Fund”), a series of State Farm Variable Product Trust, that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of State Farm Variable Product Trust to be held at 8:00 a.m. Central Time, on September 14, 2018, at One State Farm Plaza, Bloomington, Illinois 61710 (the “Joint Special Meeting”), or any adjournment(s) or postponement(s) thereof.

The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted FOR the proposals set forth on this Proxy, and in the discretion of the proxies in accordance with their best judgment on any other business that may properly come before the Joint Special Meeting.

The Board of Trustees of State Farm Variable Product Trust (the “Board”) believes that this reorganization is in the best interests of the applicable Fund, and unanimously recommends that you vote “FOR” the Proposals.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Joint Special Meeting of Shareholders on September 14, 2018.

The Proxy Statement for this Joint Special Meeting is available at:

https://www.proxy-direct.com/STA-29798

SF_29798_061318

FUNDS	FUNDS	FUNDS
Bond Fund	International Equity Index Fund	Large Cap Equity Index Fund
Money Market Fund	Small Cap Equity Index Fund	Stock and Bond Balanced Fund

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Joint Special Meeting or any adjournment(s) or postponement(s) thereof.

Properly executed Proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal

1a.	To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Bond Fund to BlackRock Total Return V.I. Fund, a newly created series of BlackRock Variable Series Funds II, Inc., in exchange for the assumption by BlackRock Total Return V.I. Fund of certain stated liabilities of Bond Fund and newly-issued shares of BlackRock Total Return V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Total Return V.I. Fund by Bond Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Bond Fund as a series of the Target Trust.

	FOR	AGAINST	ABSTAIN
Bond Fund	☐	☐	☐

1b.

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of International Equity Index Fund to BlackRock International Index V.I. Fund, a newly created series of BlackRock Variable Series Funds, Inc., in exchange for the assumption by BlackRock International Index V.I. Fund of certain stated liabilities of International Equity Index Fund and newly-issued shares of BlackRock International Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock International Index V.I. Fund by International Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of International Equity Index Fund as a series of the Target Trust.

	FOR	AGAINST	ABSTAIN
International Equity Index Fund	☐	☐	☐

1c.

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Large Cap Equity Index Fund to BlackRock S&P 500 Index V.I. Fund in exchange for the assumption by BlackRock S&P 500 Index V.I. Fund of certain stated liabilities of Large Cap Equity Index Fund and newly-issued shares of BlackRock S&P 500 Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock S&P 500 Index V.I. Fund by Large Cap Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Large Cap Equity Index Fund as a series of the Target Trust.

	FOR	AGAINST	ABSTAIN
Large Cap Equity Index Fund	☐	☐	☐

1d.

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Money Market Fund to BlackRock Government Money Market V.I. Fund in exchange for the assumption by BlackRock Government Money Market V.I. Fund of certain stated liabilities of Money Market Fund and newly-issued shares of BlackRock Government Money Market V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Government Money Market V.I. Fund by Money Market Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Money Market Fund as a series of the of the Target Trust.

	FOR	AGAINST	ABSTAIN
Money Market Fund	☐	☐	☐

1e.

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Small Cap Equity Index Fund to BlackRock Small Cap Index V.I. Fund, a newly created series of BlackRock Variable Series Funds, Inc., in exchange for the assumption by BlackRock Small Cap Index V.I. Fund of certain stated liabilities of Small Cap Equity Index Fund and newly-issued shares of BlackRock Small Cap Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Small Cap Index V.I. Fund by Small Cap Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Small Cap Equity Index Fund as a series of the Target Trust.

	FOR	AGAINST	ABSTAIN
Small Cap Equity Index Fund	☐	☐	☐

1f.

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Stock and Bond Balanced Fund to BlackRock iShares® Dynamic Allocation V.I. Fund in exchange for the assumption by BlackRock iShares® Dynamic Allocation V.I. Fund of certain stated liabilities of Stock and Bond Balanced Fund and newly-issued shares of BlackRock iShares® Dynamic Allocation V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock iShares® Dynamic Allocation V.I. Fund by Stock and Bond Balanced Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Stock and Bond Balanced Fund as a series of the Target Trust.

	FOR	AGAINST	ABSTAIN
Stock and Bond Balanced Fund	☐	☐	☐

2.

To approve the elimination of Stock and Bond Balanced Fund’s fundamental investment restriction on investments that provides that Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the 1940 Act), U.S. Government securities, or short-term paper.

	FOR	AGAINST	ABSTAIN
Stock and Bond Balanced Fund	☐	☐	☐

3.	To transact such other business as permitted by applicable law and as may properly be presented at the Joint Special Meeting or any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx STF4 29798 M xxxxxxxx

[FORM OF VOTING INSTRUCTION CARD]

STATE FARM VARIABLE PRODUCT TRUST

VOTING INSTRUCTION CARD FOR JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 14, 2018

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract owner instructs the Company to vote, at the Joint Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof (the “Special Meeting”), all shares of the Fund(s) attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Joint Special Meeting of Shareholders and Combined Proxy Statement (the “Proxy Statement”).

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Special Meeting of Shareholders on September 14, 2018.

The Proxy Statement for this Special Meeting is available at:

https://www.proxy-direct.com/STA-29798

SF_29798_052418_VI

FUNDS	FUNDS	FUNDS
Bond Fund	International Equity Index Fund	Large Cap Equity Index Fund
Money Market Fund	Small Cap Equity Index Fund	Stock and Bond Balanced Fund

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In its discretion, the Company is authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Properly executed Proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal

1a.	To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Bond Fund to BlackRock Total Return V.I. Fund, a newly created series of BlackRock Variable Series Funds II, Inc., in exchange for the assumption by BlackRock Total Return V.I. Fund of certain stated liabilities of Bond Fund and newly-issued shares of BlackRock Total Return V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Total Return V.I. Fund by Bond Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Bond Fund as a series of the Target Trust.

	FOR	AGAINST	ABSTAIN
Bond Fund	☐	☐	☐

1b.

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of International Equity Index Fund to BlackRock International Index V.I. Fund, a newly created series of BlackRock Variable Series Funds, Inc., in exchange for the assumption by BlackRock International Index V.I. Fund of certain stated liabilities of International Equity Index Fund and newly-issued shares of BlackRock International Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock International Index V.I. Fund by International Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of International Equity Index Fund as a series of the Target Trust.

	FOR	AGAINST	ABSTAIN
International Equity Index Fund	☐	☐	☐

1c.

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Large Cap Equity Index Fund to BlackRock S&P 500 Index V.I. Fund in exchange for the assumption by BlackRock S&P 500 Index V.I. Fund of certain stated liabilities of Large Cap Equity Index Fund and newly-issued shares of BlackRock S&P 500 Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock S&P 500 Index V.I. Fund by Large Cap Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Large Cap Equity Index Fund as a series of the Target Trust.

	FOR	AGAINST	ABSTAIN
Large Cap Equity Index Fund	☐	☐	☐

1d.

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Money Market Fund to BlackRock Government Money Market V.I. Fund in exchange for the assumption by BlackRock Government Money Market V.I. Fund of certain stated liabilities of Money Market Fund and newly-issued shares of BlackRock Government Money Market V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Government Money Market V.I. Fund by Money Market Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Money Market Fund as a series of the of the Target Trust.

	FOR	AGAINST	ABSTAIN
Money Market Fund	☐	☐	☐

1e.

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Small Cap Equity Index Fund to BlackRock Small Cap Index V.I. Fund, a newly created series of BlackRock Variable Series Funds, Inc., in exchange for the assumption by BlackRock Small Cap Index V.I. Fund of certain stated liabilities of Small Cap Equity Index Fund and newly-issued shares of BlackRock Small Cap Index V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock Small Cap Index V.I. Fund by Small Cap Equity Index Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Small Cap Equity Index Fund as a series of the Target Trust.

	FOR	AGAINST	ABSTAIN
Small Cap Equity Index Fund	☐	☐	☐

1f.

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of Stock and Bond Balanced Fund to BlackRock iShares® Dynamic Allocation V.I. Fund in exchange for the assumption by BlackRock iShares® Dynamic Allocation V.I. Fund of certain stated liabilities of Stock and Bond Balanced Fund and newly-issued shares of BlackRock iShares® Dynamic Allocation V.I. Fund; (ii) the distribution of such shares (including fractional shares) of BlackRock iShares® Dynamic Allocation V.I. Fund by Stock and Bond Balanced Fund to its shareholders; and (iii) the termination, dissolution and liquidation of Stock and Bond Balanced Fund as a series of the Target Trust.

	FOR	AGAINST	ABSTAIN
Stock and Bond Balanced Fund	☐	☐	☐

2.

To approve the elimination of Stock and Bond Balanced Fund’s fundamental investment restriction on investments that provides that Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the 1940 Act), U.S. Government securities, or short-term paper.

	FOR	AGAINST	ABSTAIN
Stock and Bond Balanced Fund	☐	☐	☐

3.	To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

      608999900109999999999

xxxxxxxxxxxxxx SF_1 29798 M xxxxxxxx

007CFN0885